UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 through June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2018

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37% and the Russell 2000 returned 17.57%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)1

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	35.50%
Russell 2000 Index[2]	17.57%
Russell 2000 Growth Index	21.86%

Net Assets as of 6/30/2018 (In Thousands)	$218,757

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed both the Russell 2000 Index (the “New Benchmark”) and the Russell 2000 Growth Index (the “Old Benchmark”) for the twelve months ended June 30, 2018.

Relative to the New Benchmark, the Fund’s security selection and overweight positions in the information technology and health care sectors were leading contributors to performance, while the Fund’s security selection in the energy and materials sectors was a leading detractor from relative performance.

Relative to the Old Benchmark, the Fund’s security selection in the health care and information technology sectors was a leading contributor to performance, while the Fund’s security selection in the energy and consumer staples sectors made the smallest contribution to relative performance.

Leading individual contributors to performance relative to both the New Benchmark and the Old Benchmark included the Fund’s overweight positions in Nektar Therapeutics, GrubHub Inc. and Nutanix Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its melanoma treatment and announced a partnership with Bristol-Myers Squibb Co. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018 and announced a partnership with Yum Brands Inc. Shares of Nutanix, a provider of cloud computing storage, rose on accelerated revenue growth.

Leading individual detractors from performance relative to both the New Benchmark and the Old Benchmark included the Fund’s overweight positions in Macom Technology Solutions Holdings Inc., GenMark Diagnostics Inc. and E.L.F. Beauty Inc. Shares of Macom Technology Solutions Holdings, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings and revenue for its fiscal quarter ended December 31, 2017. Shares of GenMark Diagnostics, a medical testing provider, fell after the company reported a loss for the first quarter of 2018. Shares of E.L.F. Beauty, a cosmetics and skin care company, fell amid a slowdown in revenue growth.

HOW WAS THE FUND POSITIONED?

Prior to June 1, 2018, the Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth. With the effectiveness of the investment strategy change, the portfolio managers positioned the Fund to invest in small cap companies across both growth and value styles.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)1

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.1%
2.	Teladoc, Inc.	1.1
3.	Ollie’s Bargain Outlet Holdings, Inc.	1.0
4.	Boyd Gaming Corp.	1.0
5.	Envestnet, Inc.	1.0
6.	Entegris, Inc.	1.0
7.	Saia, Inc.	1.0
8.	Advanced Disposal Services, Inc.	1.0
9.	Evercore, Inc., Class A	1.0
10.	HubSpot, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.2%
Industrials	17.1
Health Care	16.4
Consumer Discretionary	16.1
Financials	12.6
Real Estate	4.5
Materials	3.5
Energy	3.2
Utilities	2.4
Consumer Staples	2.3
Telecommunication Services	0.3
Short-Term Investments	2.4

[1]

On June 1, 2018, the Fund changed its name and revised its investment strategy to invest in a portfolio of small cap companies across both growth and value styles. Previously, the Fund’s strategy was to invest in a portfolio of small cap growth companies.

[2]	On June 1, 2018, the Fund adopted the Russell 2000 Index as its primary benchmark to better reflect the Fund’s new strategy.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		28.39%	14.72%	11.11%
Without Sales Charge		35.50	15.97	11.71
CLASS C SHARES	January 7, 1998
With CDSC**		33.82	15.38	11.12
Without CDSC		34.82	15.38	11.12
CLASS I SHARES	April 5, 1999	35.82	16.26	12.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund. On the Effective Date, the Fund’s benchmark changed from the Russell 2000 Growth Index to the Russell 2000 Index because the adviser believes that the Russell 2000 Index is a more appropriate comparison in light of the Fund’s new name and investment strategies.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 and Russell 2000 Growth Indexes do not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	18.85%
Russell 2000 Index	17.57%

Net Assets as of 6/30/2018 (In Thousands)	$313,820

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Insperity Inc., ArcBest Corp. and General Cable Co. Shares of Insperity, a provider of employee administrative services, rose after the company reported better-than-expected revenue for the fourth quarter of 2017. Shares of ArcBest, a freight transportation provider, rose on continued earnings growth. Shares of General Cable, a maker of electrical and fiber-optic cable, rose after the company agreed to a $3 billion takeover offer from Prysmian SpA.

Leading individual detractors from relative performance included the Fund’s overweight positions in Office Depot Inc., Spark Energy Inc. and TiVo Corp. Shares of Office Depot, an office products retail chain, fell in the first half of the reporting period after the company forecast a drop in 2017 sales due to store closures and the impact of hurricanes. Shares of Spark Energy, an electricity and natural gas utility, fell due to the impact of bad weather, including Hurricane Harvey, which hurt the company’s financial results. Shares of TiVo, a provider of entertainment technology and software, fell amid investor concerns about the company’s patent infringement litigation against Comcast Corp.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Haemonetics Corp.	1.2%
2.	Insperity, Inc.	1.2
3.	Delek US Holdings, Inc.	1.1
4.	Trinseo SA	1.1
5.	Molina Healthcare, Inc.	1.0
6.	Tech Data Corp.	1.0
7.	Integer Holdings Corp.	1.0
8.	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	0.9
9.	Travelport Worldwide Ltd.	0.9
10.	FirstCash, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.2%
Financials	16.5
Health Care	15.9
Information Technology	14.9
Consumer Discretionary	11.6
Real Estate	6.2
Energy	5.2
Materials	4.1
Utilities	2.7
Consumer Staples	1.9
Telecommunication Services	0.2
Short-Term Investments	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		12.10%	12.19%	10.57%
Without Sales Charge		18.31	13.41	11.17
CLASS C SHARES	May 31, 2016
With CDSC**		16.71	13.17	11.05
Without CDSC		17.71	13.17	11.05
CLASS I SHARES	January 3, 2017	18.60	13.55	11.24
CLASS R2 SHARES	July 31, 2017	18.00	12.83	10.50
CLASS R3 SHARES	July 31, 2017	18.30	13.11	10.78
CLASS R4 SHARES	July 31, 2017	18.60	13.39	11.05
CLASS R5 SHARES	January 1, 1997	18.85	13.62	11.27
CLASS R6 SHARES	May 31, 2016	18.89	13.65	11.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these Share Classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	14.33%
Russell 2000 Index	17.57%

Net Assets as of 6/30/2018 (In Thousands)	$6,828,239

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the consumer discretionary sector and its security selection and underweight position in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the financial services and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Spectrum Brands Holdings Inc., Toro Co. and ProAssurance Corp. Shares of Spectrum Brands, a consumer products maker that was not held in the Benchmark, fell after the company reported lower-than-expected earnings for four consecutive quarters and announced the resignation of its chief executive officer. Shares of Toro, a maker of landscaping and irrigation products that was not held in the Benchmark, fell amid weakness in sales. Shares of ProAssurance, a property and casualty insurer, fell after the company reported weaker-than-expected earnings for the first quarter of 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in GrubHub Inc., Cabot Microelectronics Corp. and Splunk Inc. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018, and announced a partnership with Yum Brands Inc. Shares of Cabot Microelectronics, a maker of semiconductor manufacturing materials, rose after the company reported positive quarterly earnings and revenue, driven by news products and increased demand from key customers. Shares of Splunk, a cloud computer software provider that was not held in the Benchmark, rose after the company reported earnings growth and increased licensing revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pool Corp.	2.3%
2.	AptarGroup, Inc.	2.2
3.	Toro Co. (The)	2.1
4.	Performance Food Group Co.	1.9
5.	Encompass Health Corp.	1.8
6.	West Pharmaceutical Services, Inc.	1.7
7.	Cabot Microelectronics Corp.	1.6
8.	Catalent, Inc.	1.5
9.	National Retail Properties, Inc.	1.5
10.	Brunswick Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	18.3%
Financials	15.6
Health Care	13.1
Information Technology	13.0
Consumer Discretionary	11.7
Materials	6.5
Real Estate	6.4
Energy	3.8
Consumer Staples	2.7
Utilities	2.4
Investment Funds	1.3
Short-Term Investments	5.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		8.34%	11.76%	11.93%
Without Sales Charge		14.33	12.97	12.53
CLASS C SHARES	February 19, 2005
With CDSC**		12.76	12.41	11.97
Without CDSC		13.76	12.41	11.97
CLASS I SHARES	May 7, 1996	14.64	13.30	12.86
CLASS R2 SHARES	November 3, 2008	14.04	12.69	12.26
CLASS R3 SHARES	September 9, 2016	14.35	12.98	12.54
CLASS R4 SHARES	September 9, 2016	14.61	13.30	12.86
CLASS R5 SHARES	May 15, 2006	14.83	13.53	13.09
CLASS R6 SHARES	May 31, 2016	14.89	13.55	13.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares had different expenses than Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	35.07%
Russell 2000 Growth Index	21.86%

Net Assets as of 6/30/2018 (In Thousands)	$2,189,912

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nektar Therapeutics, GrubHub Inc. and Nutanix Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its melanoma treatment and announced a partnership with Bristol-Myers Squibb Co. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018, and announced a partnership with Yum Brands Inc. Shares of Nutanix, a provider of cloud computing storage, rose on accelerated revenue growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in GenMark Diagnostics Inc., Macom Technology Solutions Holdings Inc. and E.L.F. Beauty Inc. Shares of GenMark Diagnostics, a medical testing provider, fell after the company reported a loss for the first quarter of 2018. Shares of Macom Technology Solutions Holdings, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter ended December 31, 2017. Shares of E.L.F. Beauty, a cosmetics and skin care company, fell amid a slowdown in revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.8%
2.	Teladoc, Inc.	1.7
3.	Ollie’s Bargain Outlet Holdings, Inc.	1.6
4.	Boyd Gaming Corp.	1.6
5.	Envestnet, Inc.	1.6
6.	Entegris, Inc.	1.6
7.	Saia, Inc.	1.6
8.	Advanced Disposal Services, Inc.	1.5
9.	Evercore, Inc., Class A	1.5
10.	HubSpot, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Health Care	23.7
Industrials	17.8
Consumer Discretionary	17.5
Financials	5.1
Materials	3.0
Consumer Staples	2.6
Real Estate	1.6
Energy	1.6
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		27.98%	14.69%	12.42%
Without Sales Charge		35.07	15.93	13.03
CLASS C SHARES	November 4, 1997
With CDSC**		33.46	15.35	12.43
Without CDSC		34.46	15.35	12.43
CLASS I SHARES	March 26, 1996	35.47	16.21	13.31
CLASS L SHARES	February 19, 2005	35.58	16.40	13.46
CLASS R2 SHARES	November 3, 2008	34.68	15.63	12.74
CLASS R3 SHARES	July 31, 2017	35.07	15.93	13.03
CLASS R4 SHARES	July 31, 2017	35.40	16.20	13.30
CLASS R5 SHARES	September 9, 2016	35.58	16.40	13.46
CLASS R6 SHARES	November 30, 2010	35.73	16.51	13.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would be similar to those shown because Class R3 Shares have similar expenses to Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would be similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2008 to June 30,

2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.70%
Russell 2000 Value Index	13.10%

Net Assets as of 6/30/2018 (In Thousands)	$1,928,282

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the pharmaceutical and health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer cyclical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Community Health Systems Inc., Versartis Inc. and Otonomy Inc. Shares of Community Health Systems, a hospitals operator, fell amid investor concerns about the company’s debt payments and weak cash flow. Shares of Versartis, a drug development company, fell early in the reporting period after the company reported its growth hormone drug failed a late-stage clinical trial. Shares of Otonomy, a drug development company, fell early in the reporting period after the company reported its steroid drug candidate failed a late-stage clinical trial.

Leading individual contributors to relative performance included the Fund’s overweight positions in Dillard’s Inc., Take-Two Interactive Software Inc. and Denbury Resources Inc. Shares of Dillard’s, a department store chain, rose after the company reported better-than-expected earnings for the first quarter of 2018. Shares of Take-Two Interactive Software, a videogame publisher not held in the Benchmark, rose amid investor expectations of rising consumer demand for online games and entertainment. Shares of Denbury Resources, a petroleum and natural gas producer, rose as prices for petroleum rose faster than prices for other energy commodities during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	NetScout Systems, Inc.	1.3%
2.	Dillard’s, Inc., Class A	1.2
3.	FTI Consulting, Inc.	1.2
4.	Pinnacle Entertainment, Inc.	1.0
5.	KB Home	1.0
6.	Vishay Intertechnology, Inc.	1.0
7.	Convergys Corp.	1.0
8.	EMCOR Group, Inc.	1.0
9.	ACCO Brands Corp.	1.0
10.	Westamerica Bancorp	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Consumer Discretionary	12.6
Industrials	12.1
Information Technology	11.3
Real Estate	10.3
Energy	6.6
Health Care	6.4
Utilities	5.8
Materials	4.4
Consumer Staples	1.3
Telecommunication Services	0.5
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		5.55%	8.44%	8.90%
Without Sales Charge		11.41	9.62	9.49
CLASS C SHARES	March 22, 1999
With CDSC**		9.84	8.97	8.83
Without CDSC		10.84	8.97	8.83
CLASS I SHARES	January 27, 1995	11.70	9.90	9.76
CLASS R2 SHARES	November 3, 2008	11.08	9.33	9.20
CLASS R3 SHARES	September 9, 2016	11.42	9.61	9.47
CLASS R4 SHARES	September 9, 2016	11.65	9.87	9.73
CLASS R5 SHARES	May 15, 2006	11.85	10.01	9.87
CLASS R6 SHARES	February 22, 2005	11.97	10.13	9.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	15.84%
Russell 2000 Index	17.57%

Net Assets as of 6/30/2018 (In Thousands)	$1,778,846

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the telecommunications and health services & systems sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xperi Corp., Versartis Inc. and Tivity Health Inc. Shares of Xperi, a technology licensing and intellectual property vendor, fell amid litigation and acquisitions costs. Shares of Versartis, a drug development company, fell early in the reporting period after the company reported its growth hormone drug failed a late-stage clinical trial. Shares of Tivity, a provider of health care and fitness programs, fell amid increasing competition in the health benefits sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in MyoKardia Inc., Pinnacle Entertainment Inc. and Solid Biosciences Inc. Shares of MyoKardia, a drug development company, rose as the company reported proceeding to late-stage clinical trials for its heart disease drug. Shares of Pinnacle Entertainment, a casino and gaming company, rose after the company agreed to be acquired by Penn National Gaming Inc. Shares of Solid Biosciences, a developer of treatments for muscular dystrophy, rose after U.S. regulators lifted their suspension of a gene therapy clinical trial.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	NetScout Systems, Inc.	1.4%
2.	EMCOR Group, Inc.	1.3
3.	Pinnacle Entertainment, Inc.	1.2
4.	Aspen Technology, Inc.	1.2
5.	Banner Corp.	1.1
6.	Molina Healthcare, Inc.	1.1
7.	Tenet Healthcare Corp.	1.0
8.	Bloomin’ Brands, Inc.	1.0
9.	ACCO Brands Corp.	0.9
10.	Barrett Business Services, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	17.3%
Information Technology	17.1
Financials	15.6
Consumer Discretionary	14.4
Industrials	13.6
Real Estate	5.3
Energy	4.5
Materials	3.2
Utilities	2.8
Consumer Staples	1.9
Telecommunication Services	0.6
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		9.36%	10.67%	10.44%
Without Sales Charge		15.41	11.88	11.04
CLASS C SHARES	November 1, 2007
With CDSC**		13.79	11.33	10.49
Without CDSC		14.79	11.33	10.49
CLASS I SHARES	September 10, 2001	15.67	12.16	11.33
CLASS L SHARES	November 4, 1993	15.84	12.35	11.52
CLASS R2 SHARES	November 1, 2011	15.07	11.60	10.86
CLASS R3 SHARES	September 9, 2016	15.43	11.88	11.04
CLASS R4 SHARES	September 9, 2016	15.68	12.16	11.34
CLASS R5 SHARES	September 9, 2016	15.84	12.34	11.51
CLASS R6 SHARES	November 1, 2011	15.94	12.45	11.58

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000

Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Aerospace & Defense — 1.5%
Curtiss-Wright Corp.	2	267
HEICO Corp.	22	1,584
Hexcel Corp.	17	1,108
National Presto Industries, Inc.	3	389

		3,348

Auto Components — 0.6%
Cooper-Standard Holdings, Inc.*	5	644
LCI Industries	3	283
Tower International, Inc.	14	442

		1,369

Automobiles — 0.4%
Winnebago Industries, Inc.	22	879

Banks — 7.4%
1st Source Corp.	15	790
BancFirst Corp.	7	424
Bank of the Ozarks, Inc.	15	657
Camden National Corp.	18	819
City Holding Co.	7	512
Community Trust Bancorp, Inc.	18	918
First Busey Corp.	26	810
First Commonwealth Financial Corp.	59	917
First Financial Bancorp	22	687
First Merchants Corp.	13	582
Heritage Commerce Corp.	30	510
Heritage Financial Corp.	25	857
Independent Bank Corp.	5	422
Independent Bank Corp.	15	377
Lakeland Bancorp, Inc.	21	418
Mercantile Bank Corp.	12	431
NBT Bancorp, Inc.	11	427
Park National Corp.	6	648
S&T Bancorp, Inc.	20	872
Sandy Spring Bancorp, Inc.	20	808
Signature Bank*	3	433
Texas Capital Bancshares, Inc.*	19	1,766
Tompkins Financial Corp.	6	538
Trustmark Corp.	17	555

		16,178

Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A*	2	551

Biotechnology — 6.6%
ACADIA Pharmaceuticals, Inc.*	14	218
Adverum Biotechnologies, Inc.*	88	465

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Atara Biotherapeutics, Inc.*	21	764
Avrobio, Inc.*	12	346
Bellicum Pharmaceuticals, Inc.*	60	442
Biohaven Pharmaceutical Holding Co. Ltd.*	28	1,121
Clementia Pharmaceuticals, Inc. (Canada)*	33	432
Clovis Oncology, Inc.*	6	268
Coherus Biosciences, Inc.*	30	417
Exact Sciences Corp.*	10	620
FibroGen, Inc.*	20	1,282
G1 Therapeutics, Inc.*	17	733
Global Blood Therapeutics, Inc.*	6	275
Halozyme Therapeutics, Inc.*	65	1,095
Homology Medicines, Inc.*	46	936
Insmed, Inc.*	9	214
Neurocrine Biosciences, Inc.*	8	749
Portola Pharmaceuticals, Inc.*	13	476
REGENXBIO, Inc.*	20	1,407
Sage Therapeutics, Inc.*	4	692
Spark Therapeutics, Inc.*	17	1,372

		14,324

Building Products — 3.6%
Advanced Drainage Systems, Inc.	56	1,588
American Woodmark Corp.*	4	369
CSW Industrials, Inc.*	7	375
Lennox International, Inc.	7	1,417
Masonite International Corp.*	14	1,031
Simpson Manufacturing Co., Inc.	8	474
Trex Co., Inc.*	32	2,015
Universal Forest Products, Inc.	13	492

		7,761

Capital Markets — 1.8%
Evercore, Inc., Class A	20	2,102
Financial Engines, Inc.	7	313
LPL Financial Holdings, Inc.	11	734
PennantPark Investment Corp.	87	607
WisdomTree Investments, Inc.	30	276

		4,032

Chemicals — 2.1%
Ferro Corp.*	77	1,604
Innophos Holdings, Inc.	12	576
Innospec, Inc.	8	617
Quaker Chemical Corp.	4	542
Sensient Technologies Corp.	8	593
Stepan Co.	7	577

		4,509

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — 2.1%
Advanced Disposal Services, Inc.*	86	2,141
Brady Corp., Class A	10	380
Deluxe Corp.	9	593
Kimball International, Inc., Class B	22	347
UniFirst Corp.	4	793
VSE Corp.	7	343

		4,597

Communications Equipment — 1.1%
Ciena Corp.*	26	700
NETGEAR, Inc.*	11	700
Quantenna Communications, Inc.*	63	986

		2,386

Construction & Engineering — 0.2%
Comfort Systems USA, Inc.	10	462

Construction Materials — 1.2%
Eagle Materials, Inc.	9	927
Summit Materials, Inc., Class A*	62	1,621

		2,548

Distributors — 0.6%
Pool Corp.	9	1,351

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.*	17	1,784

Diversified Telecommunication Services — 0.3%
Cincinnati Bell, Inc.*	44	694

Electric Utilities — 0.6%
El Paso Electric Co.	10	589
Portland General Electric Co.	18	761

		1,350

Electrical Equipment — 0.2%
EnerSys	7	502

Electronic Equipment, Instruments & Components — 2.4%
Belden, Inc.	4	246
CTS Corp.	20	703
ePlus, Inc.*	6	603
Littelfuse, Inc.	8	1,756
Plexus Corp.*	9	534
SYNNEX Corp.	8	757
Tech Data Corp.*	8	681

		5,280

INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 0.2%
Forum Energy Technologies, Inc.*	40	498

Equity Real Estate Investment Trusts (REITs) — 4.1%
American Campus Communities, Inc.	15	634
American Homes 4 Rent, Class A	30	656
Brixmor Property Group, Inc.	36	624
CubeSmart	20	648
Equity Commonwealth*	19	605
Gramercy Property Trust	12	337
Highwoods Properties, Inc.	26	1,323
JBG SMITH Properties	17	609
Rayonier, Inc.	17	646
Rexford Industrial Realty, Inc.	18	562
RLJ Lodging Trust	31	692
Sunstone Hotel Investors, Inc.	43	707
Terreno Realty Corp.	10	377
Washington	19	582

		9,002

Food & Staples Retailing — 1.1%
Performance Food Group Co.*	68	2,486

Food Products — 0.7%
Freshpet, Inc.*	44	1,205
John B Sanfilippo & Son, Inc.	5	401

		1,606

Gas Utilities — 0.9%
Chesapeake Utilities Corp.	8	600
ONE Gas, Inc.	10	777
Southwest Gas Holdings, Inc.	9	649

		2,026

Health Care Equipment & Supplies — 3.1%
GenMark Diagnostics, Inc.*	106	676
Insulet Corp.*	15	1,264
iRhythm Technologies, Inc.*	17	1,370
K2M Group Holdings, Inc.*	50	1,133
Nevro Corp.*	18	1,423
TransEnterix, Inc.*	108	469
Varex Imaging Corp.*	9	349

		6,684

Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.*	30	1,211
Amedisys, Inc.*	16	1,386
Encompass Health Corp.	10	698
Ensign Group, Inc. (The)	9	337

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Providence Service Corp. (The)*	5	385
Tivity Health, Inc.*	10	363
WellCare Health Plans, Inc.*	4	961

		5,341

Health Care Technology — 1.7%
Evolent Health, Inc., Class A*	63	1,330
Teladoc, Inc.*	40	2,324

		3,654

Hotels, Restaurants & Leisure — 3.1%
Boyd Gaming Corp.	65	2,243
Cheesecake Factory, Inc. (The)	11	592
Cracker Barrel Old Country Store, Inc.	4	595
Jack in the Box, Inc.	5	420
Red Rock Resorts, Inc., Class A	21	697
Ruth’s Hospitality Group, Inc.	12	345
Sonic Corp.	8	282
Texas Roadhouse, Inc.	23	1,520

		6,694

Household Durables — 0.8%
Helen of Troy Ltd.*	8	794
TRI Pointe Group, Inc.*	57	937

		1,731

Insurance — 1.2%
Argo Group International Holdings Ltd.	2	145
James River Group Holdings Ltd.	6	229
Old Republic International Corp.	27	535
Safety Insurance Group, Inc.	5	459
Selective Insurance Group, Inc.	14	764
Third Point Reinsurance Ltd. (Bermuda)*	36	448

		2,580

Internet & Direct Marketing Retail — 1.0%
Groupon, Inc.*	254	1,091
Wayfair, Inc., Class A*	10	1,192

		2,283

Internet Software & Services — 4.4%
2U, Inc.*	17	1,393
Cloudera, Inc.*	74	1,012
DocuSign, Inc.*	11	586
Envestnet, Inc.*	40	2,217
GrubHub, Inc.*	6	580
Instructure, Inc.*	33	1,391
Nutanix, Inc., Class A*	16	841
Okta, Inc.*	30	1,504

		9,524

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.0%
CSG Systems International, Inc.	14	589
MAXIMUS, Inc.	10	598
Science Applications International Corp.	8	652
Sykes Enterprises, Inc.*	15	438

		2,277

Leisure Products — 0.2%
Callaway Golf Co.	27	510

Machinery — 4.7%
Alamo Group, Inc.	7	607
Barnes Group, Inc.	8	449
Blue Bird Corp.*	13	301
Crane Co.	7	539
Evoqua Water Technologies Corp.*	44	904
Graco, Inc.	28	1,261
Hillenbrand, Inc.	8	399
ITT, Inc.	27	1,416
John Bean Technologies Corp.	17	1,489
Kadant, Inc.	4	388
Mueller Industries, Inc.	17	502
Oshkosh Corp.	19	1,346
Standex International Corp.	4	458
Woodward, Inc.	4	269

		10,328

Marine — 0.5%
Kirby Corp.*	14	1,161

Media — 2.2%
AMC Networks, Inc., Class A*	7	435
Cable One, Inc.	1	396
Cinemark Holdings, Inc.	12	432
Emerald Expositions Events, Inc.	15	317
Entercom Communications Corp., Class A	48	361
Hemisphere Media Group, Inc.*	28	370
John Wiley & Sons, Inc., Class A	7	449
MSG Networks, Inc., Class A*	17	402
World Wrestling Entertainment, Inc., Class A	21	1,537

		4,699

Multiline Retail — 1.3%
Big Lots, Inc.	11	443
Ollie’s Bargain Outlet Holdings, Inc.*	32	2,298

		2,741

Multi-Utilities — 0.3%
Unitil Corp.	12	595

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 3.0%
Antero Midstream GP LP	32	600
Callon Petroleum Co.*	53	571
Centennial Resource Development, Inc., Class A*	26	464
CNX Resources Corp.*	30	525
Delek US Holdings, Inc.	15	764
Jagged Peak Energy, Inc.*	58	759
Matador Resources Co.*	17	525
PDC Energy, Inc.*	6	352
Peabody Energy Corp.	7	306
RSP Permian, Inc.*	13	556
SemGroup Corp., Class A	24	604
WildHorse Resource Development Corp.*	22	568

		6,594

Paper & Forest Products — 0.3%
Neenah, Inc.	7	552

Personal Products — 0.2%
Inter Parfums, Inc.	9	455

Pharmaceuticals — 2.8%
Horizon Pharma plc*	73	1,210
Nektar Therapeutics*	10	499
Optinose, Inc.*	42	1,164
Prestige Brands Holdings, Inc.*	10	395
Revance Therapeutics, Inc.*	36	987
TherapeuticsMD, Inc.*	175	1,094
Tricida, Inc.*	23	680

		6,029

Professional Services — 0.4%
Insperity, Inc.	5	469
Korn/Ferry International	8	474

		943

Real Estate Management & Development — 0.4%
RE/MAX Holdings, Inc., Class A	18	923

Road & Rail — 1.3%
Marten Transport Ltd.	27	630
Saia, Inc.*	27	2,184

		2,814

Semiconductors & Semiconductor Equipment — 3.5%
Cabot Microelectronics Corp.	6	636
Entegris, Inc.	65	2,203
Inphi Corp.*	54	1,757
MKS Instruments, Inc.	16	1,530
Monolithic Power Systems, Inc.	12	1,621

		7,747

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 6.8%
Domo, Inc., Class B*	18	491
Guidewire Software, Inc.*	7	664
HubSpot, Inc.*	16	2,036
Paycom Software, Inc.*	16	1,594
Pluralsight, Inc., Class A*	39	959
Progress Software Corp.	10	400
Proofpoint, Inc.*	14	1,579
RingCentral, Inc., Class A*	22	1,521
SailPoint Technologies Holding, Inc.*	67	1,655
Smartsheet, Inc., Class A*	28	714
Tyler Technologies, Inc.*	4	999
Zendesk, Inc.*	31	1,678
Zscaler, Inc.*	19	665

		14,955

Specialty Retail — 3.5%
Burlington Stores, Inc.*	4	650
Floor & Decor Holdings, Inc., Class A*	30	1,500
Hudson Ltd., Class A (United Kingdom)*	86	1,507
Lithia Motors, Inc., Class A	16	1,525
National Vision Holdings, Inc.*	51	1,857
Williams-Sonoma, Inc.	10	632

		7,671

Textiles, Apparel & Luxury Goods — 1.7%
Carter’s, Inc.	5	583
Columbia Sportswear Co.	7	615
Movado Group, Inc.	10	497
Wolverine World Wide, Inc.	56	1,942

		3,637

Thrifts & Mortgage Finance — 2.2%
BofI Holding, Inc.*	24	984
First Defiance Financial Corp.	7	465
Meridian Bancorp, Inc.	43	832
TrustCo Bank Corp.	85	758
Washington Federal, Inc.	26	835
Waterstone Financial, Inc.	22	368
WSFS Financial Corp.	11	573

		4,815

Trading Companies & Distributors — 2.5%
Applied Industrial Technologies, Inc.	23	1,580
H&E Equipment Services, Inc.	31	1,153
MSC Industrial Direct Co., Inc., Class A	8	684
Rush Enterprises, Inc., Class A*	35	1,500
SiteOne Landscape Supply, Inc.*	7	551

		5,468

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Water Utilities — 0.6%
American States Water Co.	11	615
Middlesex Water Co.	14	590

		1,205

Total Common Stocks (Cost $155,190)		214,133

Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $5,211)	5,211	5,211

Total Investments — 100.3% (Cost $160,401)		219,344
Liabilities in Excess of Other Assets — (0.3%)		(587)

NET ASSETS — 100.0%		$218,757

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%
Aerospace & Defense — 1.2%
AAR Corp.	18	849
Engility Holdings, Inc.*	14	442
HEICO Corp., Class A	13	776
Moog, Inc., Class A	4	281
Vectrus, Inc.*	44	1,346

		3,694

Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings, Inc.*	5	359
Park-Ohio Holdings Corp.	4	158

		517

Airlines — 0.7%
Hawaiian Holdings, Inc.	11	399
SkyWest, Inc.	34	1,780

		2,179

Auto Components — 1.3%
American Axle & Manufacturing Holdings, Inc.*	57	887
Cooper-Standard Holdings, Inc.*	19	2,502
Dana, Inc.	19	380
Modine Manufacturing Co.*	6	111
Stoneridge, Inc.*	2	73
Tower International, Inc.	6	183

		4,136

Banks — 10.0%
Bancorp, Inc. (The)*	54	560
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	65	2,981
Cadence BanCorp	5	139
Cathay General Bancorp	9	365
Central Valley Community Bancorp	3	70
Community Trust Bancorp, Inc.	2	91
Customers Bancorp, Inc.*	4	123
East West Bancorp, Inc.	39	2,521
Enterprise Financial Services Corp.	2	108
Fidelity Southern Corp.	16	402
Financial Institutions, Inc.	20	667
First BanCorp (Puerto Rico)*	182	1,391
First Business Financial Services, Inc.	5	138
First Community Bancshares, Inc.	6	203
First Financial Bancorp	6	196
First Merchants Corp.	40	1,860
Fulton Financial Corp.	57	940
Hancock Whitney Corp.	43	1,987
Hanmi Financial Corp.	38	1,066
Hilltop Holdings, Inc.	15	334

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Hope Bancorp, Inc.	67	1,201
Howard Bancorp, Inc.*	1	25
IBERIABANK Corp.	6	457
NBT Bancorp, Inc.	3	128
Northeast Bancorp	4	96
Pacific Mercantile Bancorp*	6	54
PacWest Bancorp	27	1,346
Popular, Inc. (Puerto Rico)	61	2,757
Preferred Bank	12	716
Premier Financial Bancorp, Inc.	3	51
Shore Bancshares, Inc.	7	131
Sierra Bancorp	3	89
SVB Financial Group*	2	463
TCF Financial Corp.	106	2,597
Towne Bank	2	71
TriCo Bancshares	5	178
TriState Capital Holdings, Inc.*	8	206
Triumph Bancorp, Inc.*	7	272
United Community Banks, Inc.	20	607
Wintrust Financial Corp.	30	2,577
Zions Bancorp	23	1,212

		31,376

Biotechnology — 7.0%
Acorda Therapeutics, Inc.*	11	301
Aduro Biotech, Inc.*	68	478
Akebia Therapeutics, Inc.*	38	379
Allena Pharmaceuticals, Inc.*	29	374
AMAG Pharmaceuticals, Inc.*	54	1,049
Amicus Therapeutics, Inc.*	64	1,005
AnaptysBio, Inc.*	7	497
Aptinyx, Inc.*	1	24
Audentes Therapeutics, Inc.*	16	627
Bellicum Pharmaceuticals, Inc.*	106	779
Bluebird Bio, Inc.*	7	1,130
Blueprint Medicines Corp.*	9	590
Cara Therapeutics, Inc.*	19	360
Catalyst Pharmaceuticals, Inc.*	135	420
Coherus Biosciences, Inc.*	55	766
Concert Pharmaceuticals, Inc.*	21	357
Dynavax Technologies Corp.*	37	567
Esperion Therapeutics, Inc.*	10	384
FibroGen, Inc.*	14	864
Forty Seven, Inc.*	16	250
Heron Therapeutics, Inc.*	31	1,189

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Homology Medicines, Inc.*	25	508
Jounce Therapeutics, Inc.*	26	200
Loxo Oncology, Inc.*	8	1,345
Madrigal Pharmaceuticals, Inc.*	3	811
Mersana Therapeutics, Inc.*	22	391
Ra Pharmaceuticals, Inc.*	35	344
Radius Health, Inc.*	3	91
Rhythm Pharmaceuticals, Inc.*	22	700
Rigel Pharmaceuticals, Inc.*	98	277
Sage Therapeutics, Inc.*	6	963
Sarepta Therapeutics, Inc.*	12	1,639
Selecta Biosciences, Inc.*	45	599
Spark Therapeutics, Inc.*	6	505
Synergy Pharmaceuticals, Inc.*	58	101
Syros Pharmaceuticals, Inc.*	59	600
TESARO, Inc.*	4	169
Xencor, Inc.*	12	455

		22,088

Building Products — 0.5%
Universal Forest Products, Inc.	41	1,516

Capital Markets — 1.1%
BGC Partners, Inc., Class A	93	1,054
BrightSphere Investment Group plc	48	685
Houlihan Lokey, Inc.	9	467
INTL. FCStone, Inc.*	2	97
Investment Technology Group, Inc.	25	529
Piper Jaffray Cos.	4	309
Pzena Investment Management, Inc., Class A	7	68
Stifel Financial Corp.	2	110

		3,319

Chemicals — 1.5%
Chemours Co. (The)	10	461
FutureFuel Corp.	20	283
OMNOVA Solutions, Inc.*	16	167
Rayonier Advanced Materials, Inc.	19	319
Trinseo SA	48	3,385

		4,615

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.	16	455
ACCO Brands Corp.	162	2,247
BrightView Holdings, Inc.*	22	492
Essendant, Inc.	29	389
Herman Miller, Inc.	3	98

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Kimball International, Inc., Class B	14	219
Knoll, Inc.	6	118
LSC Communications, Inc.	59	916
Quad/Graphics, Inc.	132	2,751
Steelcase, Inc., Class A	34	453
VSE Corp.	2	82

		8,220

Communications Equipment — 0.7%
Ciena Corp.*	44	1,164
Plantronics, Inc.	16	1,197

		2,361

Construction & Engineering — 2.5%
Comfort Systems USA, Inc.	2	87
EMCOR Group, Inc.	26	1,995
HC2 Holdings, Inc.*	183	1,071
KBR, Inc.	124	2,228
MasTec, Inc.*	36	1,827
Sterling Construction Co., Inc.*	19	250
Tutor Perini Corp.*	15	268

		7,726

Consumer Finance — 1.9%
Enova International, Inc.*	13	479
FirstCash, Inc.	33	2,929
Green Dot Corp., Class A*	34	2,459

		5,867

Containers & Packaging — 0.3%
Berry Global Group, Inc.*	14	626
Graphic Packaging Holding Co.	25	360

		986

Distributors — 0.1%
Funko, Inc., Class A*	30	375

Diversified Consumer Services — 0.7%
Capella Education Co.	2	199
Grand Canyon Education, Inc.*	9	971
K12, Inc.*	24	389
Weight Watchers International, Inc.*	7	678

		2,237

Diversified Financial Services — 0.1%
Cannae Holdings, Inc.*	5	100
Marlin Business Services Corp.	3	93

		193

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.1%
Ooma, Inc.*	34	487

Electric Utilities — 1.2%
IDACORP, Inc.	6	592
MGE Energy, Inc.	4	244
PNM Resources, Inc.	9	346
Portland General Electric Co.	42	1,786
Spark Energy, Inc., Class A	80	782

		3,750

Electrical Equipment — 0.4%
Atkore International Group, Inc.*	23	484
EnerSys	7	493
Regal Beloit Corp.	4	313

		1,290

Electronic Equipment, Instruments & Components — 4.3%
Benchmark Electronics, Inc.	51	1,479
Fitbit, Inc., Class A*	24	157
Insight Enterprises, Inc.*	43	2,086
KEMET Corp.*	77	1,847
Kimball Electronics, Inc.*	30	558
Littelfuse, Inc.	3	634
Methode Electronics, Inc.	25	1,006
Plexus Corp.*	3	179
Sanmina Corp.*	65	1,907
Tech Data Corp.*	38	3,114
Vishay Precision Group, Inc.*	11	401

		13,368

Energy Equipment & Services — 1.2%
C&J Energy Services, Inc.*	7	156
Exterran Corp.*	29	719
FTS International, Inc.*	22	309
Mammoth Energy Services, Inc.*	3	98
Matrix Service Co.*	29	527
McDermott International, Inc.*	30	588
Oil States International, Inc.*	32	1,011
PHI, Inc. (Non-Voting)*	7	76
RigNet, Inc.*	38	394

		3,878

Equity Real Estate Investment Trusts (REITs) — 6.2%
American Assets Trust, Inc.	9	352
Armada Hoffler Properties, Inc.	89	1,329
Ashford Hospitality Trust, Inc.	166	1,345
Braemar Hotels & Resorts, Inc.	30	338

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Chatham Lodging Trust	10	216
Chesapeake Lodging Trust	12	372
CoreCivic, Inc.	16	380
CorEnergy Infrastructure Trust, Inc.	1	41
CoreSite Realty Corp.	6	717
Cousins Properties, Inc.	32	308
CyrusOne, Inc.	3	163
DCT Industrial Trust, Inc.	10	640
DiamondRock Hospitality Co.	39	481
Education Realty Trust, Inc.	1	60
First Industrial Realty Trust, Inc.	48	1,615
Franklin Street Properties Corp.	4	31
GEO Group, Inc. (The)	89	2,437
Getty Realty Corp.	29	817
Highwoods Properties, Inc.	8	411
Hudson Pacific Properties, Inc.	6	220
InfraREIT, Inc.	11	237
LaSalle Hotel Properties	9	322
New Senior Investment Group, Inc.	8	60
NexPoint Residential Trust, Inc.	24	691
Preferred Apartment Communities, Inc., Class A	24	415
PS Business Parks, Inc.	2	257
Ramco-Gershenson Properties Trust	26	344
Retail Opportunity Investments Corp.	31	590
Rexford Industrial Realty, Inc.	25	785
RLJ Lodging Trust	24	525
Summit Hotel Properties, Inc.	55	781
Sun Communities, Inc.	3	284
Sunstone Hotel Investors, Inc.	50	834
Tier REIT, Inc.	20	468
Xenia Hotels & Resorts, Inc.	26	621

		19,487

Food & Staples Retailing — 0.8%
Performance Food Group Co.*	33	1,204
SpartanNash Co.	35	893
US Foods Holding Corp.*	12	457

		2,554

Food Products — 0.6%
Dean Foods Co.	39	408
Pilgrim’s Pride Corp.*	31	628
Pinnacle Foods, Inc.	4	281
Sanderson Farms, Inc.	4	389
TreeHouse Foods, Inc.*	3	142

		1,848

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Gas Utilities — 0.7%
New Jersey Resources Corp.	15	673
Southwest Gas Holdings, Inc.	14	1,075
WGL Holdings, Inc.	5	462

		2,210

Health Care Equipment & Supplies — 3.1%
Globus Medical, Inc., Class A*	6	313
Haemonetics Corp.*	42	3,793
Inogen, Inc.*	7	1,259
Integer Holdings Corp.*	47	3,039
Lantheus Holdings, Inc.*	72	1,040
Masimo Corp.*	3	332

		9,776

Health Care Providers & Services — 4.2%
Addus HomeCare Corp.*	25	1,431
American Renal Associates Holdings, Inc.*	15	233
Cross Country Healthcare, Inc.*	79	890
Diplomat Pharmacy, Inc.*	37	936
Encompass Health Corp.	24	1,639
Envision Healthcare Corp.*	3	112
Molina Healthcare, Inc.*	34	3,283
Owens & Minor, Inc.	28	460
RadNet, Inc.*	34	509
Surgery Partners, Inc.*	12	176
Tenet Healthcare Corp.*	74	2,474
WellCare Health Plans, Inc.*	4	1,000

		13,143

Hotels, Restaurants & Leisure — 1.4%
Bloomin’ Brands, Inc.	91	1,829
Dine Brands Global, Inc.	8	606
Pinnacle Entertainment, Inc.*	38	1,288
Ruth’s Hospitality Group, Inc.	23	640

		4,363

Household Durables — 2.0%
Beazer Homes USA, Inc.*	60	884
Hamilton Beach Brands Holding Co., Class A	4	109
Helen of Troy Ltd.*	16	1,544
Hooker Furniture Corp.	10	469
KB Home	37	1,000
Lifetime Brands, Inc.	18	223
Taylor Morrison Home Corp., Class A*	96	1,984

		6,213

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 0.3%
Central Garden & Pet Co., Class A*	27	1,105

Independent Power and Renewable Electricity Producers — 0.8%
Atlantic Power Corp.*	52	114
NRG Yield, Inc., Class A	5	85
NRG Yield, Inc., Class C	77	1,316
Ormat Technologies, Inc.	12	644
Vistra Energy Corp.*	11	252

		2,411

Insurance — 2.2%
American Equity Investment Life Holding Co.	46	1,642
CNO Financial Group, Inc.	59	1,128
First American Financial Corp.	13	657
HCI Group, Inc.	7	281
Kinsale Capital Group, Inc.	11	587
National General Holdings Corp.	6	162
Selective Insurance Group, Inc.	4	227
Stewart Information Services Corp.	18	771
United Fire Group, Inc.	5	250
Universal Insurance Holdings, Inc.	36	1,273

		6,978

Internet & Direct Marketing Retail — 1.1%
Groupon, Inc.*	90	387
Liberty Expedia Holdings, Inc., Class A*	29	1,265
Liberty TripAdvisor Holdings, Inc., Class A*	82	1,327
Shutterfly, Inc.*	5	423

		3,402

Internet Software & Services — 2.4%
Apptio, Inc., Class A*	20	721
Blucora, Inc.*	61	2,261
DocuSign, Inc.*	7	365
Etsy, Inc.*	10	430
Five9, Inc.*	15	510
Limelight Networks, Inc.*	111	497
New Relic, Inc.*	14	1,408
Nutanix, Inc., Class A*	12	614
QuinStreet, Inc.*	27	348
SendGrid, Inc.*	3	66
Web.com Group, Inc.*	10	253

		7,473

IT Services — 2.1%
CACI International, Inc., Class A*	6	1,079
ServiceSource International, Inc.*	46	180

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
Sykes Enterprises, Inc.*	16	450
Travelport Worldwide Ltd.	159	2,955
Unisys Corp.*	89	1,149
Virtusa Corp.*	14	691

		6,504

Machinery — 3.4%
Barnes Group, Inc.	6	374
Columbus McKinnon Corp.	22	937
Federal Signal Corp.	18	413
Global Brass & Copper Holdings, Inc.	58	1,803
Greenbrier Cos., Inc. (The)	6	314
Hurco Cos., Inc.	2	90
Hyster-Yale Materials Handling, Inc.	4	283
Kadant, Inc.	8	805
Meritor, Inc.*	106	2,180
Milacron Holdings Corp.*	40	757
SPX FLOW, Inc.*	5	228
Standex International Corp.	1	147
TriMas Corp.*	11	317
Wabash National Corp.	93	1,741
Watts Water Technologies, Inc., Class A	4	282

		10,671

Marine — 0.2%
Costamare, Inc. (Monaco)	71	563

Media — 1.0%
Gannett Co., Inc.	122	1,302
Gray Television, Inc.*	42	671
MDC Partners, Inc., Class A*	49	225
Nexstar Media Group, Inc., Class A	3	222
Sinclair Broadcast Group, Inc., Class A	26	852

		3,272

Metals & Mining — 0.9%
AK Steel Holding Corp.*	74	321
Cleveland-Cliffs, Inc.*	59	501
Commercial Metals Co.	21	443
Ramaco Resources, Inc.*	23	159
Ryerson Holding Corp.*	16	173
Warrior Met Coal, Inc.	33	904
Worthington Industries, Inc.	5	199

		2,700

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Capstead Mortgage Corp.	10	91
Invesco Mortgage Capital, Inc.	6	91
Redwood Trust, Inc.	68	1,114

		1,296

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 0.2%
BJ’s Wholesale Club Holdings, Inc.*	26	610

Oil, Gas & Consumable Fuels — 3.9%
Abraxas Petroleum Corp.*	233	672
Arch Coal, Inc., Class A	8	643
Delek US Holdings, Inc.	68	3,408
Denbury Resources, Inc.*	318	1,528
EP Energy Corp., Class A*	39	118
NACCO Industries, Inc., Class A	2	65
Peabody Energy Corp.	50	2,283
Renewable Energy Group, Inc.*	56	1,007
REX American Resources Corp.*	1	49
SRC Energy, Inc.*	43	476
W&T Offshore, Inc.*	301	2,149

		12,398

Paper & Forest Products — 1.5%
Boise Cascade Co.	15	665
Louisiana-Pacific Corp.	33	885
Schweitzer-Mauduit International, Inc.	35	1,515
Verso Corp., Class A*	74	1,610

		4,675

Personal Products — 0.1%
USANA Health Sciences, Inc.*	2	193

Pharmaceuticals — 1.7%
Aclaris Therapeutics, Inc.*	27	545
Amphastar Pharmaceuticals, Inc.*	9	136
Assembly Biosciences, Inc.*	12	459
Endo International plc*	51	482
Horizon Pharma plc*	94	1,553
Medicines Co. (The)*	3	117
Phibro Animal Health Corp., Class A	11	511
resTORbio, Inc.*	12	112
Revance Therapeutics, Inc.*	6	176
TherapeuticsMD, Inc.*	109	682
WaVe Life Sciences Ltd.*	14	524

		5,297

Professional Services — 3.5%
Barrett Business Services, Inc.	28	2,733
CRA International, Inc.	5	274
Heidrick & Struggles International, Inc.	13	469
ICF International, Inc.	10	703
Insperity, Inc.	39	3,761
Kelly Services, Inc., Class A	2	46
Kforce, Inc.	3	106

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Professional Services — continued
Korn/Ferry International	7	403
TriNet Group, Inc.*	18	1,024
TrueBlue, Inc.*	55	1,469

		10,988

Road & Rail — 1.3%
ArcBest Corp.	59	2,691
Avis Budget Group, Inc.*	23	735
Covenant Transportation Group, Inc., Class A*	5	154
Schneider National, Inc., Class B	11	305
Universal Logistics Holdings, Inc.	3	75
YRC Worldwide, Inc.*	4	37

		3,997

Semiconductors & Semiconductor Equipment — 2.2%
Advanced Energy Industries, Inc.*	15	844
Alpha & Omega Semiconductor Ltd.*	31	447
Cohu, Inc.	34	821
Cypress Semiconductor Corp.	71	1,105
Ichor Holdings Ltd.*	23	497
Rudolph Technologies, Inc.*	8	228
Sigma Designs, Inc.*	19	118
SMART Global Holdings, Inc.*	59	1,877
Ultra Clean Holdings, Inc.*	61	1,017

		6,954

Software — 3.4%
Carbon Black, Inc.*	4	112
CommVault Systems, Inc.*	7	481
Domo, Inc., Class B*	26	699
Imperva, Inc.*	19	931
MicroStrategy, Inc., Class A*	3	364
Pegasystems, Inc.	4	225
Pivotal Software, Inc., Class A*	20	473
Pluralsight, Inc., Class A*	54	1,325
QAD, Inc., Class A	3	145
Qualys, Inc.*	9	780
RingCentral, Inc., Class A*	29	2,060
SailPoint Technologies Holding, Inc.*	27	655
Smartsheet, Inc., Class A*	32	826
Synchronoss Technologies, Inc.*	60	371
TiVo Corp.	53	712
Zscaler, Inc.*	11	408

		10,567

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A	24	575
Asbury Automotive Group, Inc.*	3	178
Caleres, Inc.	31	1,059
Children’s Place, Inc. (The)	10	1,209
Conn’s, Inc.*	11	356
Express, Inc.*	21	190
Group 1 Automotive, Inc.	8	485
Hudson Ltd., Class A (United Kingdom)*	44	775
Office Depot, Inc.	465	1,187
Party City Holdco, Inc.*	27	416
RH*	3	363
Tailored Brands, Inc.	97	2,478

		9,271

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.*	10	1,083
Fossil Group, Inc.*	58	1,556
Perry Ellis International, Inc.*	10	280

		2,919

Thrifts & Mortgage Finance — 0.9%
BankFinancial Corp.	5	83
HomeStreet, Inc.*	10	281
Meta Financial Group, Inc.	8	808
MGIC Investment Corp.*	45	483
OceanFirst Financial Corp.	13	395
PennyMac Financial Services, Inc., Class A*	10	193
Radian Group, Inc.	10	156
Walker & Dunlop, Inc.	10	549

		2,948

Tobacco — 0.1%
Turning Point Brands, Inc.	12	380

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies, Inc.	10	673
GMS, Inc.*	13	358
MRC Global, Inc.*	76	1,645
Titan Machinery, Inc.*	15	230
Veritiv Corp.*	3	131

		3,037

Water Utilities — 0.0% (a)
Consolidated Water Co. Ltd. (Cayman Islands)	3	35

Total Common Stocks (Cost $225,362)		304,416

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

Investments	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0%
Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $—)	2	—

	SHARES (000)
Short-Term Investments — 3.7%
Investment Companies — 3.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $11,474)	11,474	11,474

Total Investments — 100.7% (Cost $236,836)		315,890
Liabilities in Excess of Other Assets — (0.7%)		(2,070)

NET ASSETS — 100.0%		$313,820

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	106	09/2018	USD	8,732	(70)

					(70)

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Auto Components — 1.0%
LCI Industries	721	65,031

Banks — 10.4%
Associated Banc-Corp.	2,481	67,736
BankUnited, Inc.	1,783	72,840
Cadence BanCorp	1,348	38,909
Commerce Bancshares, Inc.	823	53,268
First Financial Bancorp	1,586	48,614
First Hawaiian, Inc.	2,166	62,854
First Horizon National Corp.	4,066	72,533
First Interstate BancSystem, Inc., Class A	638	26,940
Glacier Bancorp, Inc.	168	6,488
Great Western Bancorp, Inc.	1,492	62,664
IBERIABANK Corp.	899	68,142
Western Alliance Bancorp*	1,122	63,512
Wintrust Financial Corp.	788	68,582

		713,082

Building Products — 1.6%
JELD-WEN Holding, Inc.*	1,437	41,091
USG Corp.*	1,591	68,605

		109,696

Capital Markets — 3.6%
Eaton Vance Corp.	904	47,198
FactSet Research Systems, Inc.	270	53,562
Lazard Ltd., Class A	963	47,107
Moelis & Co., Class A	748	43,842
Morningstar, Inc.	411	52,669

		244,378

Chemicals — 3.8%
GCP Applied Technologies, Inc.*	2,154	62,366
PQ Group Holdings, Inc.*	3,570	64,267
Quaker Chemical Corp.	412	63,801
Valvoline, Inc.	3,249	70,081

		260,515

Commercial Services & Supplies — 5.0%
Advanced Disposal Services, Inc.*	1,819	45,064
Brady Corp., Class A	2,393	92,268
BrightView Holdings, Inc.*	1,100	24,134
Herman Miller, Inc.	1,301	44,102
KAR Auction Services, Inc.	1,471	80,606
MSA Safety, Inc.	139	13,373
US Ecology, Inc.	675	42,982

		342,529

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.6%
Willscot Corp., Class A*	2,771	41,013

Containers & Packaging — 2.7%
AptarGroup, Inc.	1,594	148,887
Crown Holdings, Inc.*	844	37,790

		186,677

Distributors — 2.3%
Pool Corp.	1,052	159,448

Diversified Consumer Services — 0.8%
ServiceMaster Global Holdings, Inc.*	930	55,296

Electric Utilities — 1.2%
Portland General Electric Co.	1,996	85,341

Electrical Equipment — 0.8%
Generac Holdings, Inc.*	1,067	55,193

Energy Equipment & Services — 2.7%
Core Laboratories NV	790	99,674
Patterson-UTI Energy, Inc.	4,543	81,773

		181,447

Equity Real Estate Investment Trusts (REITs) — 5.1%
CubeSmart	1,311	42,226
EastGroup Properties, Inc.	864	82,555
National Retail Properties, Inc.	2,375	104,387
Outfront Media, Inc.	2,859	55,612
RLJ Lodging Trust	2,958	65,231

		350,011

Food & Staples Retailing — 1.9%
Performance Food Group Co.*	3,613	132,591

Health Care Equipment & Supplies — 3.0%
ICU Medical, Inc.*	301	88,277
West Pharmaceutical Services, Inc.	1,142	113,430

		201,707

Health Care Providers & Services — 6.0%
Encompass Health Corp.	1,855	125,596
HealthEquity, Inc.*	789	59,266
Magellan Health, Inc.*	370	35,460
Molina Healthcare, Inc.*	505	49,495
Premier, Inc., Class A*	1,359	49,444
Tivity Health, Inc.*	562	19,784
WellCare Health Plans, Inc.*	286	70,392

		409,437

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Technology — 1.9%
Cotiviti Holdings, Inc.*	1,410	62,204
Medidata Solutions, Inc.*	822	66,256

		128,460

Hotels, Restaurants & Leisure — 1.4%
Monarch Casino & Resort, Inc.*	611	26,898
Papa John’s International, Inc.	1,139	57,760
Zoe’s Kitchen, Inc.*	1,089	10,624

		95,282

Household Products — 0.8%
Spectrum Brands Holdings, Inc.	691	56,403

Insurance — 1.6%
Kinsale Capital Group, Inc.	641	35,174
ProAssurance Corp.	1,215	43,055
RLI Corp.	504	33,373

		111,602

Internet Software & Services — 4.0%
Cision Ltd.*	4,137	61,844
GrubHub, Inc.*	783	82,171
Instructure, Inc.*	978	41,595
Q2 Holdings, Inc.*	1,549	88,361

		273,971

IT Services — 0.8%
CoreLogic, Inc.*	1,005	52,165

Leisure Products — 2.7%
Acushnet Holdings Corp.	2,763	67,573
Brunswick Corp.	1,554	100,212
Malibu Boats, Inc., Class A*	408	17,096

		184,881

Machinery — 7.8%
Allison Transmission Holdings, Inc.	976	39,509
Altra Industrial Motion Corp.	1,120	48,291
Douglas Dynamics, Inc.	996	47,802
Evoqua Water Technologies Corp.*	1,858	38,099
Gates Industrial Corp. plc*	1,803	29,336
Lincoln Electric Holdings, Inc.	644	56,542
Proto Labs, Inc.*	298	35,457
RBC Bearings, Inc.*	723	93,070
Toro Co. (The)	2,432	146,538

		534,644

Media — 2.1%
Cinemark Holdings, Inc.	2,484	87,127
Emerald Expositions Events, Inc.	267	5,506

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
EW Scripps Co. (The), Class A	3,643	48,781

		141,414

Multiline Retail — 0.4%
BJ’s Wholesale Club Holdings, Inc.*	1,237	29,250

Multi-Utilities — 1.1%
NorthWestern Corp.	1,331	76,202

Oil, Gas & Consumable Fuels — 1.2%
SRC Energy, Inc.*	7,312	80,580

Pharmaceuticals — 2.3%
Catalent, Inc.*	2,509	105,119
Prestige Brands Holdings, Inc.*	1,435	55,085

		160,204

Real Estate Management & Development — 1.3%
HFF, Inc., Class A	1,381	47,422
Realogy Holdings Corp.	1,807	41,207

		88,629

Road & Rail — 1.7%
Knight-Swift Transportation Holdings, Inc.	1,475	56,364
Landstar System, Inc.	538	58,781

		115,145

Semiconductors & Semiconductor Equipment — 1.6%
Cabot Microelectronics Corp.	998	107,302

Software — 6.8%
Aspen Technology, Inc.*	822	76,213
Blackbaud, Inc.	650	66,622
Guidewire Software, Inc.*	752	66,732
Manhattan Associates, Inc.*	1,120	52,665
MicroStrategy, Inc., Class A*	252	32,135
SailPoint Technologies Holding, Inc.*	1,248	30,632
Tableau Software, Inc., Class A*	672	65,657
Tyler Technologies, Inc.*	318	70,616

		461,272

Specialty Retail — 0.1%
Chico’s FAS, Inc.	759	6,180

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s, Inc.	601	65,146

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies, Inc.	857	60,124

Total Common Stocks (Cost $4,333,699)		6,422,248

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange Traded Funds — 1.3%
U.S. Equity — 1.3%
iShares Russell 2000 ETF (Cost $69,239)	539	88,296

Short-Term Investments — 5.2%
Investment Companies — 5.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $354,263)	354,263	354,263

Total Investments — 100.5% (Cost $4,757,201)		6,864,807
Liabilities in Excess of Other Assets — (0.5%)		(36,568)

NET ASSETS — 100.0%		$6,828,239

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange Traded Fund

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Aerospace & Defense — 1.9%
HEICO Corp.	341	24,866
Hexcel Corp.	262	17,398

		42,264

Automobiles — 0.6%
Winnebago Industries, Inc.	340	13,808

Banks — 2.0%
Bank of the Ozarks	229	10,326
Signature Bank*	53	6,802
Texas Capital Bancshares, Inc.*	303	27,727

		44,855

Biotechnology — 10.3%
ACADIA Pharmaceuticals, Inc.*	225	3,438
Adverum Biotechnologies, Inc.*	1,380	7,312
Atara Biotherapeutics, Inc.*	327	12,002
Avrobio, Inc.*	190	5,432
Bellicum Pharmaceuticals, Inc.*	940	6,941
Biohaven Pharmaceutical Holding Co. Ltd.*	446	17,608
Clementia Pharmaceuticals, Inc. (Canada)*	516	6,791
Clovis Oncology, Inc.*	93	4,216
Coherus Biosciences, Inc.*	468	6,551
Exact Sciences Corp.*	163	9,739
FibroGen, Inc.*	322	20,127
G1 Therapeutics, Inc.*	265	11,514
Global Blood Therapeutics, Inc.*	96	4,323
Halozyme Therapeutics, Inc.*	1,020	17,202
Homology Medicines, Inc.*	721	14,699
Insmed, Inc.*	143	3,370
Neurocrine Biosciences, Inc.*	120	11,757
Portola Pharmaceuticals, Inc.*	198	7,477
REGENXBIO, Inc.*	308	22,095
Sage Therapeutics, Inc.*	69	10,877
Spark Therapeutics, Inc.*	260	21,540

		225,011

Building Products — 4.3%
Advanced Drainage Systems, Inc.	873	24,933
Lennox International, Inc.	111	22,253
Masonite International Corp.*	225	16,182
Trex Co., Inc.*	505	31,636

		95,004

Capital Markets — 2.4%
Evercore, Inc., Class A	313	33,006
Financial Engines, Inc.	110	4,919
PennantPark Investment Corp.	1,361	9,536
WisdomTree Investments, Inc.	478	4,339

		51,800

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 1.1%
Ferro Corp.*	1,208	25,190

Commercial Services & Supplies — 1.5%
Advanced Disposal Services, Inc.*	1,357	33,621

Communications Equipment — 1.2%
Ciena Corp.*	415	11,003
Quantenna Communications, Inc.*	996	15,479

		26,482

Construction Materials — 1.8%
Eagle Materials, Inc.	139	14,558
Summit Materials, Inc., Class A*	970	25,456

		40,014

Distributors — 1.0%
Pool Corp.	140	21,210

Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc.*	273	28,010

Electronic Equipment, Instruments & Components — 1.3%
Littelfuse, Inc.	121	27,573

Energy Equipment & Services — 0.4%
Forum Energy Technologies, Inc.*	633	7,821

Equity Real Estate Investment Trusts (REITs) — 1.0%
CubeSmart	316	10,176
Highwoods Properties, Inc.	220	11,150

		21,326

Food & Staples Retailing — 1.8%
Performance Food Group Co.*	1,063	39,027

Food Products — 0.9%
Freshpet, Inc.*	690	18,931

Health Care Equipment & Supplies — 4.5%
GenMark Diagnostics, Inc.*	1,429	9,115
Insulet Corp.*	232	19,855
iRhythm Technologies, Inc.*	265	21,511
K2M Group Holdings, Inc.*	790	17,784
Nevro Corp.*	280	22,351
TransEnterix, Inc.*	1,690	7,368

		97,984

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.*	465	19,015
Amedisys, Inc.*	255	21,771
WellCare Health Plans, Inc.*	61	15,098

		55,884

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Technology — 2.6%
Evolent Health, Inc., Class A*	992	20,884
Teladoc, Inc.*	629	36,495

		57,379

Hotels, Restaurants & Leisure — 3.2%
Boyd Gaming Corp.	1,016	35,217
Red Rock Resorts, Inc., Class A	327	10,959
Texas Roadhouse, Inc.	364	23,863

		70,039

Household Durables — 0.7%
TRI Pointe Group, Inc.*	900	14,717

Internet & Direct Marketing Retail — 1.6%
Groupon, Inc.*	3,985	17,135
Wayfair, Inc., Class A*	158	18,724

		35,859

Internet Software & Services — 6.8%
2U, Inc.*	262	21,880
Cloudera, Inc.*	1,165	15,886
DocuSign, Inc.*	174	9,211
Envestnet, Inc.*	634	34,812
GrubHub, Inc.*	87	9,112
Instructure, Inc.*	513	21,841
Nutanix, Inc., Class A*	256	13,203
Okta, Inc.*	469	23,611

		149,556

Machinery — 4.6%
Evoqua Water Technologies Corp.*	693	14,201
Graco, Inc.	438	19,807
ITT, Inc.	425	22,239
John Bean Technologies Corp.	263	23,377
Oshkosh Corp.	301	21,136

		100,760

Marine — 0.8%
Kirby Corp.*	218	18,230

Media — 1.1%
World Wrestling Entertainment, Inc., Class A	331	24,132

Multiline Retail — 1.6%
Ollie’s Bargain Outlet Holdings, Inc.*	498	36,085

Oil, Gas & Consumable Fuels — 1.3%
Centennial Resource Development, Inc., Class A*	403	7,285
Jagged Peak Energy, Inc.*	915	11,918
RSP Permian, Inc.*	199	8,739

		27,942

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.0%
Horizon Pharma plc*	1,147	19,003
Nektar Therapeutics*	161	7,839
Optinose, Inc.*	629	17,603
Revance Therapeutics, Inc.*	565	15,508
TherapeuticsMD, Inc.*	2,753	17,176
Tricida, Inc.*	343	10,255

		87,384

Real Estate Management & Development — 0.7%
RE/MAX Holdings, Inc., Class A	276	14,493

Road & Rail — 1.6%
Saia, Inc.*	424	34,288

Semiconductors & Semiconductor Equipment — 5.1%
Entegris, Inc.	1,020	34,592
Inphi Corp.*	846	27,579
MKS Instruments, Inc.	251	24,030
Monolithic Power Systems, Inc.	190	25,456

		111,657

Software — 10.4%
Domo, Inc., Class B*	277	7,560
Guidewire Software, Inc.*	117	10,425
HubSpot, Inc.*	255	31,962
Paycom Software, Inc.*	253	25,031
Pluralsight, Inc., Class A*	616	15,057
Proofpoint, Inc.*	215	24,801
RingCentral, Inc., Class A*	340	23,884
SailPoint Technologies Holding, Inc.*	1,059	25,993
Smartsheet, Inc., Class A*	432	11,222
Tyler Technologies, Inc.*	71	15,686
Zendesk, Inc.*	484	26,350
Zscaler, Inc.*	292	10,445

		228,416

Specialty Retail — 5.0%
Burlington Stores, Inc.*	68	10,205
Floor & Decor Holdings, Inc., Class A*	478	23,559
Hudson Ltd., Class A (United Kingdom)*	1,353	23,656
Lithia Motors, Inc., Class A	253	23,949
National Vision Holdings, Inc.*	797	29,158

		110,527

Textiles, Apparel & Luxury Goods — 1.4%
Wolverine World Wide, Inc.	877	30,485

Thrifts & Mortgage Finance — 0.7%
BofI Holding, Inc.*	378	15,456

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — 3.2%
Applied Industrial Technologies, Inc.	269	18,885
H&E Equipment Services, Inc.	482	18,112
Rush Enterprises, Inc., Class A*	543	23,545
SiteOne Landscape Supply, Inc.*	103	8,657

		69,199

Total Common Stocks (Cost $1,517,328)		2,152,419

Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $52,237)	52,237	52,237

Total Investments — 100.7% (Cost $1,569,565)		2,204,656
Liabilities in Excess of Other Assets — (0.7%)		(14,744)

NET ASSETS — 100.0%		$2,189,912

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%
Aerospace & Defense — 0.8%
Curtiss-Wright Corp.	76	8,998
Moog, Inc., Class A	81	6,299

		15,297

Auto Components — 0.3%
Cooper-Standard Holdings, Inc.*	7	967
Stoneridge, Inc.*	145	5,106

		6,073

Banks — 16.4%
1st Source Corp.	102	5,434
American National Bankshares, Inc.	6	236
BancFirst Corp.	121	7,151
BancorpSouth Bank	352	11,585
Bank of Hawaii Corp.	154	12,838
Banner Corp.	143	8,599
Bryn Mawr Bank Corp.	29	1,347
Cadence BanCorp	16	471
Cathay General Bancorp	194	7,859
Central Pacific Financial Corp.	430	12,322
Central Valley Community Bancorp	23	480
Century Bancorp, Inc., Class A	8	604
Citizens & Northern Corp.	18	468
City Holding Co.	136	10,246
Columbia Banking System, Inc.	99	4,037
Community Bank System, Inc.	128	7,549
Community Trust Bancorp, Inc.	115	5,747
East West Bancorp, Inc.	12	759
FCB Financial Holdings, Inc., Class A*	232	13,612
Financial Institutions, Inc.	65	2,152
First Bancorp	29	1,166
First BanCorp (Puerto Rico)*	1,140	8,719
First Citizens BancShares, Inc., Class A	8	3,186
First Commonwealth Financial Corp.	1,143	17,731
First Community Bancshares, Inc.	57	1,810
First Financial Bancorp	287	8,804
First Financial Bankshares, Inc.	71	3,624
First Financial Corp.	20	884
First Hawaiian, Inc.	91	2,635
First Interstate BancSystem, Inc., Class A	95	4,007
Flushing Financial Corp.	138	3,589
Glacier Bancorp, Inc.	200	7,717
Great Southern Bancorp, Inc.	35	1,985
Great Western Bancorp, Inc.	98	4,132
Hancock Whitney Corp.	24	1,139
Hilltop Holdings, Inc.	229	5,058

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Hope Bancorp, Inc.	430	7,662
Independent Bank Corp.	52	1,316
Investors Bancorp, Inc.	916	11,717
Lakeland Financial Corp.	39	1,894
Mercantile Bank Corp.	18	658
OFG Bancorp (Puerto Rico)	530	7,445
PacWest Bancorp	140	6,904
Preferred Bank	17	1,020
Republic Bancorp, Inc., Class A	18	833
S&T Bancorp, Inc.	21	891
South State Corp.	7	591
State Bank Financial Corp.	54	1,807
Stock Yards Bancorp, Inc.	18	679
Tompkins Financial Corp.	21	1,795
TriState Capital Holdings, Inc.*	24	626
Trustmark Corp.	334	10,889
UMB Financial Corp.	210	15,970
Umpqua Holdings Corp.	555	12,544
Union Bankshares Corp.	347	13,502
Washington Trust Bancorp, Inc.	36	2,080
Webster Financial Corp.	105	6,695
West Bancorp, Inc.	12	306
Westamerica Bancorp	324	18,287

		315,793

Biotechnology — 2.2%
Acorda Therapeutics, Inc.*	31	896
Adamas Pharmaceuticals, Inc.*	100	2,573
AMAG Pharmaceuticals, Inc.*	278	5,411
Arcus Biosciences, Inc.*	165	2,021
Ardelyx, Inc.*	296	1,094
Arsanis, Inc.*	46	167
Bluebird Bio, Inc.*	15	2,307
Deciphera Pharmaceuticals, Inc.*	123	4,832
Enanta Pharmaceuticals, Inc.*	41	4,787
Epizyme, Inc.*	79	1,065
Fate Therapeutics, Inc.*	285	3,235
Five Prime Therapeutics, Inc.*	151	2,394
Iovance Biotherapeutics, Inc.*	271	3,470
MacroGenics, Inc.*	8	155
Radius Health, Inc.*	35	1,029
Rigel Pharmaceuticals, Inc.*	327	925
Sarepta Therapeutics, Inc.*	17	2,194
Syndax Pharmaceuticals, Inc.*	166	1,165
Tocagen, Inc.*	242	2,256

		41,976

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Building Products — 0.1%
Gibraltar Industries, Inc.*	59	2,212

Capital Markets — 1.0%
Arlington Asset Investment Corp., Class A	41	421
Associated Capital Group, Inc., Class A	11	398
GAMCO Investors, Inc., Class A	18	476
Oppenheimer Holdings, Inc., Class A	65	1,831
Stifel Financial Corp.	153	7,984
Virtus Investment Partners, Inc.	60	7,677

		18,787

Chemicals — 1.1%
FutureFuel Corp.	159	2,221
Minerals Technologies, Inc.	99	7,422
Rayonier Advanced Materials, Inc.	75	1,278
Trinseo SA	122	8,677
Tronox Ltd., Class A	70	1,374

		20,972

Commercial Services & Supplies — 2.0%
ACCO Brands Corp.	1,367	18,930
ARC Document Solutions, Inc.*	251	444
BrightView Holdings, Inc.*	55	1,203
Ennis, Inc.	78	1,596
Essendant, Inc.	357	4,721
Quad/Graphics, Inc.	323	6,728
VSE Corp.	112	5,361

		38,983

Communications Equipment — 1.9%
Ciena Corp.*	16	411
Comtech Telecommunications Corp.	33	1,065
Infinera Corp.*	116	1,155
InterDigital, Inc.	63	5,121
NETGEAR, Inc.*	58	3,631
NetScout Systems, Inc.*	838	24,874
Ribbon Communications, Inc.*	76	540

		36,797

Construction & Engineering — 1.6%
Argan, Inc.	34	1,372
EMCOR Group, Inc.	253	19,304
KBR, Inc.	223	3,996
MYR Group, Inc.*	163	5,776

		30,448

Consumer Finance — 0.3%
Nelnet, Inc., Class A	85	4,982

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.3%
Graphic Packaging Holding Co.	345	4,999
Myers Industries, Inc.	51	987

		5,986

Distributors — 0.1%
Funko, Inc., Class A*	210	2,635
Weyco Group, Inc.	6	226

		2,861

Diversified Consumer Services — 0.8%
Houghton Mifflin Harcourt Co.*	824	6,303
K12, Inc.*	250	4,094
Regis Corp.*	244	4,039

		14,436

Diversified Financial Services — 0.3%
Cannae Holdings, Inc.*	211	3,922
Marlin Business Services Corp.	30	907

		4,829

Diversified Telecommunication Services — 0.5%
Frontier Communications Corp.	1,018	5,457
Windstream Holdings, Inc.*	717	3,776

		9,233

Electric Utilities — 1.5%
El Paso Electric Co.	242	14,296
Portland General Electric Co.	310	13,260
Spark Energy, Inc., Class A	88	860

		28,416

Electrical Equipment — 0.2%
Powell Industries, Inc.	115	3,998

Electronic Equipment, Instruments & Components — 4.0%
Bel Fuse, Inc., Class B	190	3,967
Benchmark Electronics, Inc.	590	17,187
Fabrinet (Thailand)*	92	3,394
Insight Enterprises, Inc.*	86	4,183
OSI Systems, Inc.*	69	5,297
Tech Data Corp.*	206	16,917
TTM Technologies, Inc.*	351	6,187
Vishay Intertechnology, Inc.	852	19,755

		76,887

Energy Equipment & Services — 1.6%
Archrock, Inc.	742	8,899
FTS International, Inc.*	136	1,931
Natural Gas Services Group, Inc.*	42	984

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Energy Equipment & Services — continued
Noble Corp. plc*	1,552	9,826
Unit Corp.*	171	4,368
US Silica Holdings, Inc.	153	3,933

		29,941

Equity Real Estate Investment Trusts (REITs) — 10.4%
Alexander & Baldwin, Inc.	187	4,401
American Assets Trust, Inc.	159	6,103
Apartment Investment & Management Co., Class A	185	7,813
Ashford Hospitality Trust, Inc.	839	6,798
Bluerock Residential Growth REIT, Inc.	43	382
Braemar Hotels & Resorts, Inc.	277	3,160
CBL & Associates Properties, Inc.	339	1,891
Cedar Realty Trust, Inc.	257	1,215
CorEnergy Infrastructure Trust, Inc.	71	2,670
CoreSite Realty Corp.	78	8,622
DCT Industrial Trust, Inc.	173	11,539
DiamondRock Hospitality Co.	1,028	12,622
EPR Properties	32	2,067
First Industrial Realty Trust, Inc.	118	3,937
Franklin Street Properties Corp.	311	2,661
GEO Group, Inc. (The)	463	12,753
Getty Realty Corp.	137	3,858
Gladstone Commercial Corp.	69	1,317
Government Properties Income Trust	179	2,832
Hersha Hospitality Trust	159	3,404
Highwoods Properties, Inc.	28	1,415
Hospitality Properties Trust	149	4,272
InfraREIT, Inc.	378	8,387
Kite Realty Group Trust	114	1,947
LaSalle Hotel Properties	74	2,543
LTC Properties, Inc.	93	3,953
Mack-Cali Realty Corp.	398	8,065
Pebblebrook Hotel Trust	312	12,113
Pennsylvania REIT	417	4,578
Piedmont Office Realty Trust, Inc., Class A	481	9,576
PotlatchDeltic Corp.	35	1,795
Preferred Apartment Communities, Inc., Class A	186	3,162
PS Business Parks, Inc.	50	6,374
RLJ Lodging Trust	393	8,670
Saul Centers, Inc.	11	595
Select Income	68	1,530
STAG Industrial, Inc.	66	1,794
Sunstone Hotel Investors, Inc.	472	7,840
Taubman Centers, Inc.	13	752
Urstadt Biddle Properties, Inc., Class A	73	1,650
Washington	9	261

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Washington Prime Group, Inc.	613	4,975
Xenia Hotels & Resorts, Inc.	186	4,524

		200,816

Food & Staples Retailing — 0.0% (a)
United Natural Foods, Inc.*	7	299

Food Products — 0.5%
Darling Ingredients, Inc.*	495	9,831
Dean Foods Co.	55	579

		10,410

Gas Utilities — 1.6%
Northwest Natural Gas Co.	210	13,385
Southwest Gas Holdings, Inc.	141	10,777
Spire, Inc.	85	6,012

		30,174

Health Care Equipment & Supplies — 0.4%
AngioDynamics, Inc.*	213	4,739
FONAR Corp.*	37	990
Meridian Bioscience, Inc.	178	2,829

		8,558

Health Care Providers & Services — 2.8%
American Renal Associates Holdings, Inc.*	316	4,988
Community Health Systems, Inc.*	1,593	5,290
Cross Country Healthcare, Inc.*	65	735
LifePoint Health, Inc.*	238	11,595
Molina Healthcare, Inc.*	84	8,256
Owens & Minor, Inc.	460	7,693
Patterson Cos., Inc.	130	2,938
Tivity Health, Inc.*	43	1,521
Triple-S Management Corp., Class B (Puerto Rico)*	180	7,027
WellCare Health Plans, Inc.*	15	3,570

		53,613

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.*	399	4,784

Hotels, Restaurants & Leisure — 2.5%
Brinker International, Inc.	181	8,635
Penn National Gaming, Inc.*	318	10,672
Pinnacle Entertainment, Inc.*	601	20,278
Ruth’s Hospitality Group, Inc.	256	7,191
Speedway Motorsports, Inc.	38	663

		47,439

Household Durables — 2.3%
AV Homes, Inc.*	28	593
Beazer Homes USA, Inc.*	582	8,580
Hamilton Beach Brands Holding Co., Class A	93	2,696

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Helen of Troy Ltd.*	26	2,589
Hovnanian Enterprises, Inc., Class A*	2,409	3,926
KB Home	737	20,078
TRI Pointe Group, Inc.*	377	6,168

		44,630

Household Products — 0.2%
Central Garden & Pet Co., Class A*	98	3,966

Independent Power and Renewable Electricity Producers — 1.3%
Atlantic Power Corp.*	1,980	4,357
Pattern Energy Group, Inc., Class A	260	4,877
Vistra Energy Corp.*	693	16,388

		25,622

Insurance — 4.1%
Argo Group International Holdings Ltd.	71	4,100
CNO Financial Group, Inc.	768	14,619
Global Indemnity Ltd. (Cayman Islands)	11	425
Hallmark Financial Services, Inc.*	69	686
HCI Group, Inc.	32	1,318
Heritage Insurance Holdings, Inc.	564	9,408
Horace Mann Educators Corp.	97	4,317
Infinity Property & Casualty Corp.	8	1,181
MBIA, Inc.*	1,219	11,022
Navigators Group, Inc. (The)	55	3,118
Primerica, Inc.	178	17,749
ProAssurance Corp.	123	4,364
Third Point Reinsurance Ltd. (Bermuda)*	370	4,619
Universal Insurance Holdings, Inc.	53	1,857

		78,783

Internet & Direct Marketing Retail — 0.7%
Liberty Expedia Holdings, Inc., Class A*	135	5,923
Liberty TripAdvisor Holdings, Inc., Class A*	454	7,313

		13,236

Internet Software & Services — 0.1%
Nutanix, Inc., Class A*	42	2,171

IT Services — 1.9%
Convergys Corp.	795	19,440
Perficient, Inc.*	203	5,350
Travelport Worldwide Ltd.	263	4,874
Unisys Corp.*	577	7,438

		37,102

Machinery — 2.4%
AGCO Corp.	89	5,428
Briggs & Stratton Corp.	144	2,532
Douglas Dynamics, Inc.	254	12,168

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Graham Corp.	24	622
Harsco Corp.*	206	4,550
Hurco Cos., Inc.	43	1,902
Kadant, Inc.	57	5,481
LB Foster Co., Class A*	31	716
Wabash National Corp.	723	13,488

		46,887

Marine — 0.4%
Costamare, Inc. (Monaco)	945	7,545

Media — 1.5%
Eros International plc (India)*	178	2,311
Gannett Co., Inc.	1,056	11,298
Hemisphere Media Group, Inc.*	345	4,521
MSG Networks, Inc., Class A*	105	2,508
New Media Investment Group, Inc.	256	4,725
tronc, Inc.*	219	3,786

		29,149

Metals & Mining — 2.0%
Carpenter Technology Corp.	157	8,264
Kaiser Aluminum Corp.	102	10,578
Schnitzer Steel Industries, Inc., Class A	48	1,614
SunCoke Energy, Inc.*	358	4,794
Warrior Met Coal, Inc.	156	4,293
Worthington Industries, Inc.	220	9,212

		38,755

Mortgage Real Estate Investment Trusts (REITs) — 2.1%
AG Mortgage Investment Trust, Inc.	88	1,657
ARMOUR Residential REIT, Inc.	111	2,528
Capstead Mortgage Corp.	1,419	12,702
Cherry Hill Mortgage Investment Corp.	145	2,584
CYS Investments, Inc.	1,374	10,302
Dynex Capital, Inc.	368	2,404
Invesco Mortgage Capital, Inc.	511	8,128

		40,305

Multiline Retail — 1.3%
BJ’s Wholesale Club Holdings, Inc.*	92	2,171
Dillard’s, Inc., Class A	251	23,682

		25,853

Multi-Utilities — 1.1%
Avista Corp.	233	12,270
NorthWestern Corp.	123	7,053
Unitil Corp.	20	1,031

		20,354

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 5.1%
Arch Coal, Inc., Class A	126	9,914
Delek US Holdings, Inc.	347	17,429
Denbury Resources, Inc.*	2,996	14,410
EP Energy Corp., Class A*	1,751	5,251
Gulfport Energy Corp.*	905	11,370
HighPoint Resources Corp.*	634	3,855
NACCO Industries, Inc., Class A	45	1,525
PDC Energy, Inc.*	165	9,980
REX American Resources Corp.*	153	12,364
Sanchez Energy Corp.*	367	1,657
Ship Finance International Ltd. (Norway)	109	1,627
W&T Offshore, Inc.*	1,121	8,016

		97,398

Paper & Forest Products — 1.0%
Domtar Corp.	93	4,440
Louisiana-Pacific Corp.	17	460
Schweitzer-Mauduit International, Inc.	212	9,286
Verso Corp., Class A*	219	4,768

		18,954

Pharmaceuticals — 0.8%
Amphastar Pharmaceuticals, Inc.*	38	583
Dermira, Inc.*	88	810
Intra-Cellular Therapies, Inc.*	160	2,827
Medicines Co. (The)*	109	3,997
MyoKardia, Inc.*	46	2,284
Prestige Brands Holdings, Inc.*	152	5,845

		16,346

Professional Services — 2.6%
Acacia Research Corp.*	139	575
Barrett Business Services, Inc.	105	10,152
CRA International, Inc.	26	1,298
FTI Consulting, Inc.*	369	22,329
Huron Consulting Group, Inc.*	206	8,437
ICF International, Inc.	40	2,828
TrueBlue, Inc.*	173	4,649

		50,268

Road & Rail — 0.9%
ArcBest Corp.	249	11,370
Covenant Transportation Group, Inc., Class A*	41	1,279
YRC Worldwide, Inc.*	458	4,598

		17,247

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 1.9%
Amkor Technology, Inc.*	703	6,035
Cirrus Logic, Inc.*	243	9,295
Cypress Semiconductor Corp.	563	8,770
Rambus, Inc.*	570	7,152
Xperi Corp.	358	5,770

		37,022

Software — 1.5%
Fair Isaac Corp.*	65	12,604
MicroStrategy, Inc., Class A*	30	3,783
Progress Software Corp.	239	9,271
Synchronoss Technologies, Inc.*	264	1,631
TiVo Corp.	92	1,233

		28,522

Specialty Retail — 2.1%
Cato Corp. (The), Class A	139	3,422
Chico’s FAS, Inc.	176	1,434
Children’s Place, Inc. (The)	105	12,696
Hibbett Sports, Inc.*	280	6,417
Murphy USA, Inc.*	112	8,343
Office Depot, Inc.	1,073	2,737
Party City Holdco, Inc.*	52	798
Pier 1 Imports, Inc.	146	347
Sally Beauty Holdings, Inc.*	243	3,890

		40,084

Textiles, Apparel & Luxury Goods — 1.1%
Deckers Outdoor Corp.*	64	7,214
Movado Group, Inc.	252	12,157
Perry Ellis International, Inc.*	51	1,391

		20,762

Thrifts & Mortgage Finance — 3.5%
BankFinancial Corp.	128	2,266
Beneficial Bancorp, Inc.	1,074	17,399
Charter Financial Corp.	232	5,600
First Defiance Financial Corp.	32	2,159
Meridian Bancorp, Inc.	292	5,586
Northfield Bancorp, Inc.	598	9,934
Oritani Financial Corp.	26	420
Radian Group, Inc.	104	1,689
Territorial Bancorp, Inc.	15	459
United Community Financial Corp.	40	438
United Financial Bancorp, Inc.	91	1,594
Walker & Dunlop, Inc.	127	7,079
Washington Federal, Inc.	331	10,814
Waterstone Financial, Inc.	83	1,417
WSFS Financial Corp.	18	981

		67,835

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Tobacco — 0.5%
Universal Corp.	105	6,922
Vector Group Ltd.	186	3,545

		10,467

Trading Companies & Distributors — 1.2%
DXP Enterprises, Inc.*	128	4,890
MRC Global, Inc.*	585	12,672
Titan Machinery, Inc.*	352	5,467

		23,029

Water Utilities — 0.4%
American States Water Co.	133	7,614
California Water Service Group	19	720

		8,334

Total Common Stocks (Cost $1,410,319)		1,915,626

	NO. OF WARRANTS (000)
Warrants — 0.0%
Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $—)	3	—

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $25,875)	25,875	25,875

Total Investments — 100.7% (Cost $1,436,194)		1,941,501
Liabilities in Excess of Other Assets — (0.7%)		(13,219)

NET ASSETS — 100.0%		$1,928,282

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	175	09/2018	USD	14,416	(241)

					(241)

Abbreviations

REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Aerospace & Defense — 0.5%
Curtiss-Wright Corp.	61	7,296
Moog, Inc., Class A	30	2,300

		9,596

Auto Components — 0.6%
Stoneridge, Inc.*	311	10,939

Banks — 8.2%
1st Source Corp.	50	2,681
BancFirst Corp.	155	9,152
BancorpSouth Bank	205	6,765
Banner Corp.	329	19,765
Cadence BanCorp	14	393
Cathay General Bancorp	80	3,251
Central Pacific Financial Corp.	264	7,555
Central Valley Community Bancorp	19	396
Citizens & Northern Corp.	21	535
City Holding Co.	51	3,844
CVB Financial Corp.	331	7,430
East West Bancorp, Inc.	3	211
FCB Financial Holdings, Inc., Class A*	247	14,494
First Commonwealth Financial Corp.	335	5,202
First Community Bancshares, Inc.	22	714
First Financial Bancorp	87	2,658
First Hawaiian, Inc.	74	2,147
First Interstate BancSystem, Inc., Class A	54	2,275
Flushing Financial Corp.	68	1,772
Great Western Bancorp, Inc.	26	1,109
Guaranty Bancorp	34	1,010
Heritage Financial Corp.	73	2,547
Hope Bancorp, Inc.	164	2,923
Independent Bank Corp.	11	823
Independent Bank Corp.	96	2,435
Investors Bancorp, Inc.	225	2,880
National Bank Holdings Corp., Class A	19	720
OFG Bancorp (Puerto Rico)	186	2,612
PacWest Bancorp	55	2,708
People’s United Financial, Inc.	112	2,026
Sierra Bancorp	23	655
Simmons First National Corp., Class A	95	2,851
Southside Bancshares, Inc.	16	543
TCF Financial Corp.	206	5,082
Trustmark Corp.	71	2,307
UMB Financial Corp.	50	3,789
Union Bankshares Corp.	40	1,559
Webster Financial Corp.	48	3,064

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
West Bancorp, Inc.	33	825
Westamerica Bancorp	204	11,534

		145,242

Biotechnology — 7.7%
ACADIA Pharmaceuticals, Inc.*	80	1,219
Achillion Pharmaceuticals, Inc.*	836	2,365
Aimmune Therapeutics, Inc.*	112	3,004
Alder Biopharmaceuticals, Inc.*	251	3,966
AMAG Pharmaceuticals, Inc.*	363	7,082
Amicus Therapeutics, Inc.*	342	5,339
Aptinyx, Inc.*	136	3,277
Arena Pharmaceuticals, Inc.*	104	4,541
Biohaven Pharmaceutical Holding Co. Ltd.*	102	4,015
Bluebird Bio, Inc.*	18	2,747
Cara Therapeutics, Inc.*	161	3,083
Clovis Oncology, Inc.*	62	2,833
CytomX Therapeutics, Inc.*	117	2,675
Eagle Pharmaceuticals, Inc.*	28	2,096
Flexion Therapeutics, Inc.*	120	3,112
Forty Seven, Inc.*	87	1,394
Global Blood Therapeutics, Inc.*	122	5,496
Homology Medicines, Inc.*	140	2,848
La Jolla Pharmaceutical Co.*	111	3,247
Mersana Therapeutics, Inc.*	131	2,345
MiMedx Group, Inc.*	382	2,438
Myriad Genetics, Inc.*	191	7,123
NewLink Genetics Corp.*	406	1,934
Novavax, Inc.*	1,701	2,279
Puma Biotechnology, Inc.*	81	4,773
REGENXBIO, Inc.*	98	7,010
Sangamo Therapeutics, Inc.*	67	954
Sarepta Therapeutics, Inc.*	62	8,142
Selecta Biosciences, Inc.*	247	3,273
Seres Therapeutics, Inc.*	347	2,986
Solid Biosciences, Inc.*	144	5,138
Spark Therapeutics, Inc.*	67	5,520
Synergy Pharmaceuticals, Inc.*	1,111	1,934
TG Therapeutics, Inc.*	242	3,176
Vanda Pharmaceuticals, Inc.*	243	4,637
Voyager Therapeutics, Inc.*	185	3,607
Xencor, Inc.*	132	4,878

		136,486

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Building Products — 1.4%
Continental Building Products, Inc.*	431	13,604
Gibraltar Industries, Inc.*	118	4,425
Masonite International Corp.*	95	6,790

		24,819

Capital Markets — 1.1%
BrightSphere Investment Group plc	53	749
Evercore, Inc., Class A	31	3,258
Houlihan Lokey, Inc.	135	6,889
MarketAxess Holdings, Inc.	28	5,560
Stifel Financial Corp.	23	1,197
Virtus Investment Partners, Inc.	17	2,162

		19,815

Chemicals — 1.7%
FutureFuel Corp.	185	2,593
Minerals Technologies, Inc.	104	7,829
OMNOVA Solutions, Inc.*	240	2,491
PolyOne Corp.	39	1,686
Sensient Technologies Corp.	31	2,189
Trinseo SA	195	13,864

		30,652

Commercial Services & Supplies — 2.0%
ACCO Brands Corp.	1,198	16,598
ARC Document Solutions, Inc.*	17	30
BrightView Holdings, Inc.*	50	1,100
Deluxe Corp.	99	6,561
Ennis, Inc.	281	5,710
Essendant, Inc.	56	746
Interface, Inc.	61	1,395
VSE Corp.	90	4,300

		36,440

Communications Equipment — 2.1%
InterDigital, Inc.	164	13,243
NetScout Systems, Inc.*	814	24,184

		37,427

Construction & Engineering — 1.6%
EMCOR Group, Inc.	297	22,656
MasTec, Inc.*	51	2,588
MYR Group, Inc.*	99	3,514

		28,758

Consumer Finance — 0.6%
Credit Acceptance Corp.*	9	3,145
Green Dot Corp., Class A*	43	3,127
Nelnet, Inc., Class A	67	3,937

		10,209

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.5%
Graphic Packaging Holding Co.	630	9,140
Myers Industries, Inc.	29	561

		9,701

Distributors — 0.1%
Funko, Inc., Class A*	176	2,207
Weyco Group, Inc.	11	397

		2,604

Diversified Consumer Services — 0.3%
Houghton Mifflin Harcourt Co.*	789	6,034

Diversified Telecommunication Services — 0.6%
Frontier Communications Corp.	1,194	6,399
Windstream Holdings, Inc.*	832	4,383

		10,782

Electric Utilities — 1.0%
El Paso Electric Co.	97	5,733
PNM Resources, Inc.	72	2,785
Portland General Electric Co.	171	7,295
Spark Energy, Inc., Class A	139	1,357

		17,170

Electrical Equipment — 0.9%
Generac Holdings, Inc.*	260	13,460
Powell Industries, Inc.	85	2,947

		16,407

Electronic Equipment, Instruments & Components — 3.0%
Bel Fuse, Inc., Class B	21	447
Benchmark Electronics, Inc.	290	8,465
ePlus, Inc.*	79	7,415
Knowles Corp.*	214	3,271
OSI Systems, Inc.*	110	8,491
Tech Data Corp.*	103	8,450
TTM Technologies, Inc.*	147	2,597
Vishay Intertechnology, Inc.	581	13,468

		52,604

Energy Equipment & Services — 0.8%
Archrock, Inc.	308	3,696
FTS International, Inc.*	127	1,810
Natural Gas Services Group, Inc.*	50	1,168
RigNet, Inc.*	87	891
SEACOR Holdings, Inc.*	28	1,604
Unit Corp.*	114	2,916
US Silica Holdings, Inc.	59	1,516

		13,601

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — 5.3%
Alexander & Baldwin, Inc.	42	980
American Assets Trust, Inc.	89	3,396
Ashford Hospitality Trust, Inc.	594	4,815
CBL & Associates Properties, Inc.	97	538
CorEnergy Infrastructure Trust, Inc.	50	1,869
CoreSite Realty Corp.	128	14,174
CubeSmart	64	2,056
DCT Industrial Trust, Inc.	77	5,108
DiamondRock Hospitality Co.	543	6,665
EastGroup Properties, Inc.	42	3,975
EPR Properties	5	292
Equity LifeStyle Properties, Inc.	24	2,233
First Industrial Realty Trust, Inc.	48	1,584
Franklin Street Properties Corp.	82	700
GEO Group, Inc. (The)	354	9,744
Gladstone Commercial Corp.	19	357
Government Properties Income Trust	26	404
Hersha Hospitality Trust	220	4,717
Highwoods Properties, Inc.	36	1,801
Hospitality Properties Trust	97	2,772
InfraREIT, Inc.	28	625
LTC Properties, Inc.	100	4,270
Mack-Cali Realty Corp.	86	1,734
National Retail Properties, Inc.	12	527
Pebblebrook Hotel Trust	74	2,860
Pennsylvania	50	551
PotlatchDeltic Corp.	30	1,520
PS Business Parks, Inc.	24	3,084
Ramco-Gershenson Properties Trust	175	2,312
RLJ Lodging Trust	152	3,343
Saul Centers, Inc.	47	2,491
Taubman Centers, Inc.	32	1,851
Xenia Hotels & Resorts, Inc.	40	974

		94,322

Food & Staples Retailing — 0.2%
Ingles Markets, Inc., Class A	86	2,722

Food Products — 1.4%
Darling Ingredients, Inc.*	735	14,602
Dean Foods Co.	244	2,568
Pilgrim’s Pride Corp.*	156	3,148
Post Holdings, Inc.*	23	2,004
Sanderson Farms, Inc.	20	2,103
Seneca Foods Corp., Class A*	19	510

		24,935

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 0.3%
Northwest Natural Gas Co.	24	1,550
Southwest Gas Holdings, Inc.	48	3,684

		5,234

Health Care Equipment & Supplies — 2.1%
AngioDynamics, Inc.*	284	6,311
Integer Holdings Corp.*	243	15,684
Lantheus Holdings, Inc.*	75	1,094
Meridian Bioscience, Inc.	209	3,315
NuVasive, Inc.*	96	5,014
Orthofix International NV*	46	2,614
OrthoPediatrics Corp.*	38	1,007
Utah Medical Products, Inc.	18	1,994

		37,033

Health Care Providers & Services — 4.4%
Civitas Solutions, Inc.*	328	5,382
Community Health Systems, Inc.*	294	976
Cross Country Healthcare, Inc.*	379	4,268
Molina Healthcare, Inc.*	192	18,756
Owens & Minor, Inc.	112	1,878
RadNet, Inc.*	127	1,911
Surgery Partners, Inc.*	134	1,994
Tenet Healthcare Corp.*	549	18,423
Tivity Health, Inc.*	411	14,457
Triple-S Management Corp., Class B (Puerto Rico)*	208	8,140
WellCare Health Plans, Inc.*	7	1,699

		77,884

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.*	328	3,937

Hotels, Restaurants & Leisure — 3.5%
Bloomin’ Brands, Inc.	886	17,803
Brinker International, Inc.	160	7,611
Penn National Gaming, Inc.*	401	13,466
Pinnacle Entertainment, Inc.*	654	22,060
Speedway Motorsports, Inc.	79	1,373

		62,313

Household Durables — 2.5%
AV Homes, Inc.*	45	972
Beazer Homes USA, Inc.*	333	4,909
Hamilton Beach Brands Holding Co., Class A	106	3,079
Hovnanian Enterprises, Inc., Class A*	1,860	3,031
KB Home	538	14,652
Lifetime Brands, Inc.	17	218

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Taylor Morrison Home Corp., Class A*	714	14,843
TRI Pointe Group, Inc.*	116	1,898

		43,602

Independent Power and Renewable Electricity Producers — 1.0%
Atlantic Power Corp.*	1,790	3,938
Pattern Energy Group, Inc., Class A	133	2,496
Vistra Energy Corp.*	491	11,627

		18,061

Insurance — 2.1%
Ambac Financial Group, Inc.*	15	294
CNO Financial Group, Inc.	284	5,400
First American Financial Corp.	52	2,689
Global Indemnity Ltd. (Cayman Islands)	19	737
Kemper Corp.	29	2,194
Kinsale Capital Group, Inc.	64	3,489
MBIA, Inc.*	486	4,390
Navigators Group, Inc. (The)	79	4,486
Primerica, Inc.	82	8,177
ProAssurance Corp.	63	2,247
Third Point Reinsurance Ltd. (Bermuda)*	102	1,272
Universal Insurance Holdings, Inc.	57	2,015

		37,390

Internet & Direct Marketing Retail — 1.1%
Liberty Expedia Holdings, Inc., Class A*	188	8,243
Liberty TripAdvisor Holdings, Inc., Class A*	240	3,864
Shutterfly, Inc.*	73	6,599

		18,706

Internet Software & Services — 1.6%
Box, Inc., Class A*	72	1,787
Care.com, Inc.*	98	2,036
DocuSign, Inc.*	39	2,060
NIC, Inc.	218	3,391
Nutanix, Inc., Class A*	73	3,765
SendGrid, Inc.*	14	376
Web.com Group, Inc.*	586	15,140

		28,555

IT Services — 2.5%
Convergys Corp.	311	7,589
CSG Systems International, Inc.	9	352
Euronet Worldwide, Inc.*	24	2,036
EVERTEC, Inc. (Puerto Rico)	31	686
Perficient, Inc.*	316	8,322
Science Applications International Corp.	109	8,829
Switch, Inc., Class A	45	550

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Travelport Worldwide Ltd.	593	10,992
Unisys Corp.*	419	5,399

		44,755

Life Sciences Tools & Services — 0.4%
Luminex Corp.	78	2,288
Medpace Holdings, Inc.*	92	3,939

		6,227

Machinery — 3.3%
Actuant Corp., Class A	199	5,844
Briggs & Stratton Corp.	304	5,350
Douglas Dynamics, Inc.	246	11,822
FreightCar America, Inc.	36	603
Graham Corp.	34	877
Harsco Corp.*	143	3,151
Hillenbrand, Inc.	185	8,709
Kadant, Inc.	67	6,423
LB Foster Co., Class A*	22	503
Meritor, Inc.*	22	461
Wabash National Corp.	770	14,368

		58,111

Media — 1.8%
Entravision Communications Corp., Class A	226	1,132
Eros International plc (India)*	227	2,956
Gannett Co., Inc.	869	9,294
Hemisphere Media Group, Inc.*	231	3,022
MSG Networks, Inc., Class A*	158	3,784
New Media Investment Group, Inc.	119	2,207
Sinclair Broadcast Group, Inc., Class A	201	6,465
tronc, Inc.*	176	3,035

		31,895

Metals & Mining — 0.8%
Kaiser Aluminum Corp.	63	6,590
SunCoke Energy, Inc.*	44	583
Worthington Industries, Inc.	162	6,787

		13,960

Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Capstead Mortgage Corp.	921	8,242
Cherry Hill Mortgage Investment Corp.	48	848
CYS Investments, Inc.	1,044	7,832
Dynex Capital, Inc.	40	263
Invesco Mortgage Capital, Inc.	183	2,902

		20,087

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multiline Retail — 0.4%
BJ’s Wholesale Club Holdings, Inc.*	85	1,998
Dillard’s, Inc., Class A	52	4,886

		6,884

Oil, Gas & Consumable Fuels — 3.7%
Adams Resources & Energy, Inc.	14	585
Arch Coal, Inc., Class A	54	4,259
Delek US Holdings, Inc.	242	12,156
Denbury Resources, Inc.*	985	4,737
Dorian LPG Ltd.*	6	45
EP Energy Corp., Class A*	761	2,284
Gulfport Energy Corp.*	802	10,085
HighPoint Resources Corp.*	398	2,422
NACCO Industries, Inc., Class A	53	1,792
PDC Energy, Inc.*	53	3,180
REX American Resources Corp.*	159	12,834
Sanchez Energy Corp.*	306	1,384
W&T Offshore, Inc.*	1,444	10,325

		66,088

Paper & Forest Products — 0.2%
Domtar Corp.	38	1,809
Verso Corp., Class A*	75	1,639

		3,448

Personal Products — 0.3%
Herbalife Nutrition Ltd.*	33	1,794
Medifast, Inc.	13	2,018
USANA Health Sciences, Inc.*	19	2,214

		6,026

Pharmaceuticals — 2.6%
Endo International plc*	1,070	10,088
Horizon Pharma plc*	333	5,518
Mallinckrodt plc*	785	14,644
Menlo Therapeutics, Inc.*	94	763
Paratek Pharmaceuticals, Inc.*	273	2,788
Prestige Brands Holdings, Inc.*	179	6,866
Reata Pharmaceuticals, Inc., Class A*	118	4,130
resTORbio, Inc.*	69	631

		45,428

Professional Services — 2.0%
Acacia Research Corp.*	219	908
Barrett Business Services, Inc.	170	16,439
Huron Consulting Group, Inc.*	199	8,127
TrueBlue, Inc.*	151	4,080
WageWorks, Inc.*	121	6,055

		35,609

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 0.4%
ArcBest Corp.	94	4,305
Covenant Transportation Group, Inc., Class A*	28	885
Schneider National, Inc., Class B	49	1,334
YRC Worldwide, Inc.*	118	1,190

		7,714

Semiconductors & Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc.*	24	1,394
Amkor Technology, Inc.*	644	5,530
Cirrus Logic, Inc.*	195	7,482
Cohu, Inc.	35	865
Entegris, Inc.	133	4,516
Rambus, Inc.*	899	11,273
Silicon Laboratories, Inc.*	17	1,723
Synaptics, Inc.*	141	7,102
Xperi Corp.	571	9,187

		49,072

Software — 5.0%
ACI Worldwide, Inc.*	82	2,020
Aspen Technology, Inc.*	232	21,553
Carbon Black, Inc.*	25	655
Domo, Inc., Class B*	143	3,893
Fair Isaac Corp.*	78	15,060
Manhattan Associates, Inc.*	41	1,923
MicroStrategy, Inc., Class A*	17	2,146
Pivotal Software, Inc., Class A*	112	2,726
Pluralsight, Inc., Class A*	300	7,330
Progress Software Corp.	399	15,481
Proofpoint, Inc.*	36	4,186
Smartsheet, Inc., Class A*	180	4,682
Synchronoss Technologies, Inc.*	988	6,097
Zix Corp.*	374	2,018

		89,770

Specialty Retail — 2.9%
American Eagle Outfitters, Inc.	309	7,180
Asbury Automotive Group, Inc.*	77	5,271
Children’s Place, Inc. (The)	98	11,826
Murphy USA, Inc.*	61	4,547
Pier 1 Imports, Inc.	920	2,189
RH*	108	15,074
Sleep Number Corp.*	203	5,879

		51,966

Technology Hardware, Storage & Peripherals — 0.1%
Electronics For Imaging, Inc.*	30	990

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — 1.2%
Crocs, Inc.*	242	4,265
Movado Group, Inc.	194	9,365
Perry Ellis International, Inc.*	61	1,666
Wolverine World Wide, Inc.	189	6,585

		21,881

Thrifts & Mortgage Finance — 2.5%
BankFinancial Corp.	86	1,518
Beneficial Bancorp, Inc.	639	10,356
Capitol Federal Financial, Inc.	19	243
Charter Financial Corp.	56	1,357
First Defiance Financial Corp.	18	1,221
Meridian Bancorp, Inc.	491	9,410
MGIC Investment Corp.*	211	2,257
NMI Holdings, Inc., Class A*	98	1,596
Northfield Bancorp, Inc.	528	8,769
Radian Group, Inc.	55	890
Walker & Dunlop, Inc.	123	6,862

		44,479

Trading Companies & Distributors — 1.3%
Applied Industrial Technologies, Inc.	70	4,925
DXP Enterprises, Inc.*	125	4,775
MRC Global, Inc.*	417	9,043
Titan Machinery, Inc.*	300	4,671

		23,414

INVESTMENTS	SHARES (000)		VALUE ($000)

Water Utilities — 0.5%
American States Water Co.	160		9,134

Total Common Stocks (Cost $1,351,421)			1,710,918

	NO. OF WARRANTS (000)
Warrants — 0.0%
Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $—)	—	(a)	—

	SHARES (000)
Short-Term Investments — 3.7%
Investment Companies — 3.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $65,468)	65,468		65,468

Total Investments — 99.9% (Cost $1,416,889)			1,776,386
Other Assets Less Liabilities — 0.1%			2,460

NET ASSETS — 100.0%			$1,778,846

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	752	09/2018	USD	61,946	(1,239)

					(1,239)

Abbreviations

REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$214,133		$304,416		$6,510,544
Investments in affiliates, at value	5,211		11,474		354,263
Cash	1		37		—
Deposits at broker for futures contracts	—		440		—
Receivables:
Investment securities sold	145		156		20,248
Fund shares sold	707		382		7,972
Dividends from non-affiliates	101		264		5,955
Dividends from affiliates	8		10		415

Total Assets	220,306		317,179		6,899,397

LIABILITIES:
Payables:
Investment securities purchased	948		2,720		52,619
Fund shares redeemed	306		375		12,642
Variation margin on futures contracts	—		9		—
Accrued liabilities:
Investment advisory fees	114		130		3,599
Administration fees	10		—		435
Distribution fees	43		2		321
Service fees	41		14		886
Custodian and accounting fees	5		10		30
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Other	82		99		626

Total Liabilities	1,549		3,359		71,158

Net Assets	$218,757		$313,820		$6,828,239

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)	JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$113,573	$221,941		$4,538,654
Accumulated undistributed (distributions in excess of) net investment income	(889)	532		10,932
Accumulated net realized gains (losses)	47,130	12,363		171,047
Net unrealized appreciation (depreciation)	58,943	78,984		2,107,606

Total Net Assets	$218,757	$313,820		$6,828,239

Net Assets:
Class A	$85,586	$4,624		$1,095,395
Class C	40,470	1,816		143,030
Class I	92,701	15,557		2,868,739
Class R2	—	24		12,133
Class R3	—	24		2,542
Class R4	—	1,536		624
Class R5	—	223,933		1,255,251
Class R6	—	66,306		1,450,525

Total	$218,757	$313,820		$6,828,239

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,211	81		20,891
Class C	2,035	32		3,656
Class I	3,037	271		47,402
Class R2	—	—	(a)	236
Class R3	—	—	(a)	49
Class R4	—	27		10
Class R5	—	3,886		20,682
Class R6	—	1,152		23,903

Net Asset Value (b):
Class A — Redemption price per share	$26.65	$57.16		$52.43
Class C — Offering price per share (c)	19.89	56.67		39.12
Class I — Offering and redemption price per share	30.53	57.44		60.52
Class R2 — Offering and redemption price per share	—	57.32		51.44
Class R3 — Offering and redemption price per share	—	57.40		52.13
Class R4 — Offering and redemption price per share	—	57.48		60.42
Class R5 — Offering and redemption price per share	—	57.63		60.69
Class R6 — Offering and redemption price per share	—	57.55		60.68
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.13	$60.33		$55.34

Cost of investments in non-affiliates	$155,190	$225,362		$4,402,938
Cost of investments in affiliates	5,211	11,474		354,263

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$2,152,419		$1,915,626	$1,710,918
Investments in affiliates, at value	52,237		25,875	65,468
Cash	—		356	198
Deposits at broker for futures contracts	—		997	2,605
Receivables:
Investment securities sold	55,743		11,012	12,876
Fund shares sold	7,926		863	3,077
Dividends from non-affiliates	710		3,297	1,583
Dividends from affiliates	87		46	44

Total Assets	2,269,122		1,958,072	1,796,769

LIABILITIES:
Payables:
Due to custodian	1		—	—
Investment securities purchased	12,765		17,999	12,452
Fund shares redeemed	64,852		10,018	3,814
Variation margin on futures contracts	—		38	120
Accrued liabilities:
Investment advisory fees	1,118		1,024	885
Administration fees	104		120	119
Distribution fees	108		110	97
Service fees	163		158	194
Custodian and accounting fees	10		15	14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Other	89		308	228

Total Liabilities	79,210		29,790	17,923

Net Assets	$2,189,912		$1,928,282	$1,778,846

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$1,346,885	$1,344,204	$1,333,562
Accumulated undistributed (distributions in excess of) net investment income	(4,513)	2,058	870
Accumulated net realized gains (losses)	212,449	76,954	86,156
Net unrealized appreciation (depreciation)	635,091	505,066	358,258

Total Net Assets	$2,189,912	$1,928,282	$1,778,846

Net Assets:
Class A	$337,933	$336,054	$210,050
Class C	43,116	25,885	45,633
Class I	268,082	336,366	433,317
Class L	434,286	—	554,361
Class R2	31,569	45,300	49,715
Class R3	446	12,948	17,655
Class R4	726	102	5,773
Class R5	28,656	131,506	6,491
Class R6	1,045,098	1,040,121	455,851

Total	$2,189,912	$1,928,282	$1,778,846

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,315	11,048	10,716
Class C	3,183	1,027	2,440
Class I	13,173	10,432	21,607
Class L	20,726	—	27,654
Class R2	1,770	1,504	2,586
Class R3	24	426	906
Class R4	39	3	289
Class R5	1,367	4,076	324
Class R6	49,400	32,202	22,718

Net Asset Value (a):
Class A — Redemption price per share	$18.45	$30.42	$19.60
Class C — Offering price per share (b)	13.55	25.21	18.70
Class I — Offering and redemption price per share	20.35	32.25	20.05
Class L — Offering and redemption price per share	20.95	—	20.05
Class R2 — Offering and redemption price per share	17.84	30.13	19.22
Class R3 — Offering and redemption price per share	18.45	30.38	19.50
Class R4 — Offering and redemption price per share	18.50	32.21	19.98
Class R5 — Offering and redemption price per share	20.96	32.26	20.01
Class R6 — Offering and redemption price per share	21.16	32.30	20.07
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.47	$32.11	$20.69

Cost of investments in non-affiliates	$1,517,328	$1,410,319	$1,351,421
Cost of investments in affiliates	52,237	25,875	65,468

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)	JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1		$—
Interest income from affiliates	— (a)	—	(a)	3
Dividend income from non-affiliates	819	3,253		88,850
Dividend income from affiliates	46	76		3,290

Total investment income	865	3,330		92,143

EXPENSES:
Investment advisory fees	1,299	1,683		41,785
Administration fees	162	210		5,224
Distribution fees:
Class A	188	8		2,717
Class C	289	11		1,145
Class R2 (b)	—	—	(a)	66
Class R3 (b)	—	—	(a)	6
Service fees:
Class A	188	8		2,717
Class C	96	4		382
Class I	216	35		6,620
Class R2 (b)	—	—	(a)	33
Class R3 (b)	—	—	(a)	5
Class R4 (b)	—	2		1
Class R5	—	201		1,222
Custodian and accounting fees	32	49		173
Interest expense to affiliates	— (a)	—		—
Professional fees	62	67		123
Trustees’ and Chief Compliance Officer’s fees	26	26		44
Printing and mailing costs	1	39		472
Registration and filing fees	50	159		362
Transfer agency fees (See Note 2.D.)	32	11		203
Other	10	15		97

Total expenses	2,651	2,528		63,397

Less fees waived	(197)	(435)		(1,744)
Less earnings credits	—	—		— (a)
Less expense reimbursements	—	—	(a)	(16)

Net expenses	2,454	2,093		61,637

Net investment income (loss)	(1,589)	1,237		30,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	67,803	17,141		239,434
Futures contracts	—	1,577		—

Net realized gain (loss)	67,803	18,718		239,434

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(5,489)	24,578		609,763
Futures contracts	—	(82)		—

Change in net unrealized appreciation/depreciation	(5,489)	24,496		609,763

Net realized/unrealized gains (losses)	62,314	43,214		849,197

Change in net assets resulting from operations	$60,725	$44,451		$879,703

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$5	$11
Interest income from affiliates	1	— (a)	1
Dividend income from non-affiliates	6,303	38,428	21,275
Dividend income from affiliates	454	387	468

Total investment income	6,758	38,820	21,755

EXPENSES:
Investment advisory fees	10,649	12,975	10,572
Administration fees	1,331	1,623	1,432
Distribution fees:
Class A	619	1,015	556
Class C	205	235	354
Class R2	135	279	253
Class R3 (b)	1	33	34
Service fees:
Class A	619	1,015	556
Class C	68	78	118
Class I	436	874	1,023
Class L	369	—	633
Class R2	67	140	126
Class R3 (b)	1	33	34
Class R4 (b)	1	— (a)	9
Class R5	5	130	2
Custodian and accounting fees	63	92	81
Professional fees	82	79	72
Trustees’ and Chief Compliance Officer’s fees	30	32	31
Printing and mailing costs	130	149	176
Registration and filing fees	187	170	174
Transfer agency fees (See Note 2.D.)	93	322	106
Other	38	56	35

Total expenses	15,129	19,330	16,377

Less fees waived	(493)	(622)	(88)
Less expense reimbursements	(8)	(29)	(1)

Net expenses	14,628	18,679	16,288

Net investment income (loss)	(7,870)	20,141	5,467

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	300,478	109,907	139,495
Futures contracts	—	5,710	5,500

Net realized gain (loss)	300,478	115,617	144,995

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	197,385	84,504	112,419
Futures contracts	—	(82)	(1,133)

Change in net unrealized appreciation/depreciation	197,385	84,422	111,286

Net realized/unrealized gains (losses)	497,863	200,039	256,281

Change in net assets resulting from operations	$489,993	$220,180	$261,748

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,589)	$(1,258)	$1,237	$759
Net realized gain (loss)	67,803	23,961	18,718	20,916
Change in net unrealized appreciation/depreciation	(5,489)	25,078	24,496	21,541

Change in net assets resulting from operations	60,725	47,781	44,451	43,216

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1)	— (a)
From net realized gains	(8,120)	(8,616)	(251)	(7)
Class C
From net investment income	—	—	—	— (a)
From net realized gains	(5,253)	(6,161)	(108)	(5)
Class I (b)
From net investment income	—	—	(74)	—
From net realized gains	(8,033)	(8,471)	(1,801)	—
Class R2 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R3 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R4 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R5
From net investment income	—	—	(626)	(599)
From net realized gains	—	—	(15,051)	(17,764)
Class R6
From net investment income	—	—	(134)	— (a)
From net realized gains	—	—	(2,773)	(2)

Total distributions to shareholders	(21,406)	(23,248)	(20,825)	(18,377)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,046	(7,047)	79,449	21,270

NET ASSETS:
Change in net assets	48,365	17,486	103,075	46,109
Beginning of period	170,392	152,906	210,745	164,636

End of period	$218,757	$170,392	$313,820	$210,745

Accumulated undistributed (distributions in excess of) net investment income	$(889)	$(669)	$532	$184

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective January 3, 2017 for JPMorgan Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,506	$27,722	$(7,870)	$(5,008)
Net realized gain (loss)	239,434	265,294	300,478	83,723
Change in net unrealized appreciation/depreciation	609,763	631,255	197,385	264,591

Change in net assets resulting from operations	879,703	924,271	489,993	343,306

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,285)	(3,188)	—	—
From net realized gains	(60,347)	(32,659)	(17,975)	(6,279)
Class C
From net investment income	—	(479)	—	—
From net realized gains	(10,709)	(5,074)	(2,339)	(877)
Class I
From net investment income	(10,544)	(9,633)	—	—
From net realized gains	(124,367)	(53,162)	(11,269)	(3,529)
Class L
From net realized gains	—	—	(23,301)	(9,811)
Class R2
From net investment income	(5)	(23)	—	—
From net realized gains	(780)	(276)	(2,118)	(772)
Class R3 (a)
From net investment income	(15)	— (b)	—	—
From net realized gains	(124)	(1)	(2)	—
Class R4 (a)
From net investment income	— (b)	— (b)	—	—
From net realized gains	(4)	— (b)	(2)	—
Class R5 (c)
From net investment income	(7,451)	(5,428)	—	—
From net realized gains	(58,657)	(25,600)	(152)	(28)
Class R6
From net investment income	(9,002)	(3,830)	—	—
From net realized gains	(65,340)	(15,853)	(54,605)	(15,304)

Total distributions to shareholders	(349,630)	(155,206)	(111,763)	(36,600)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,723	2,070,448	495,754	(27,916)

NET ASSETS:
Change in net assets	539,796	2,839,513	873,984	278,790
Beginning of period	6,288,443	3,448,930	1,315,928	1,037,138

End of period	$6,828,239	$6,288,443	$2,189,912	$1,315,928

Accumulated undistributed (distributions in excess of) net investment income	$10,932	$13,011	$(4,513)	$(2,738)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Equity Fund and July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,141	$13,280	$5,467	$4,809
Net realized gain (loss)	115,617	104,303	144,995	97,982
Change in net unrealized appreciation/depreciation	84,422	216,461	111,286	175,814

Change in net assets resulting from operations	220,180	334,044	261,748	278,605

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,065)	(2,556)	—	(192)
From net realized gains	(23,065)	(390)	(13,966)	(15)
Class C
From net investment income	(167)	(124)	—	—
From net realized gains	(1,985)	(36)	(3,080)	(3)
Class I
From net investment income	(3,303)	(1,795)	(744)	(967)
From net realized gains	(19,875)	(217)	(25,022)	(19)
Class L
From net investment income	—	—	(2,189)	(3,751)
From net realized gains	—	—	(42,243)	(45)
Class R2
From net investment income	(338)	(181)	—	—
From net realized gains	(3,399)	(37)	(3,249)	(2)
Class R3 (a)
From net investment income	(100)	(2)	(26)	— (b)
From net realized gains	(686)	— (b)	(846)	— (b)
Class R4 (a)
From net investment income	(1)	— (b)	(15)	— (b)
From net realized gains	(5)	— (b)	(255)	— (b)
Class R5 (c)
From net investment income	(1,348)	(730)	(1)	— (b)
From net realized gains	(6,986)	(73)	(17)	— (b)
Class R6
From net investment income	(11,435)	(6,792)	(1,594)	(1,045)
From net realized gains	(54,340)	(552)	(22,188)	(11)

Total distributions to shareholders	(130,098)	(13,485)	(115,435)	(6,050)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(277,003)	41,312	(119,140)	155,806

NET ASSETS:
Change in net assets	(186,921)	361,871	27,173	428,361
Beginning of period	2,115,203	1,753,332	1,751,673	1,323,312

End of period	$1,928,282	$2,115,203	$1,778,846	$1,751,673

Accumulated undistributed (distributions in excess of) net investment income	$2,058	$2,857	$870	$823

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,940	$11,085	$2,760	$2,255
Distributions reinvested	5,772	6,122	252	7
Cost of shares redeemed	(17,025)	(16,068)	(922)	(154)

Change in net assets resulting from Class A capital transactions	$4,687	$1,139	$2,090	$2,108

Class C
Proceeds from shares issued	$11,682	$11,882	$795	$1,055
Distributions reinvested	349	888	108	5
Cost of shares redeemed	(14,448)	(12,954)	(223)	(93)

Change in net assets resulting from Class C capital transactions	$(2,417)	$(184)	$680	$967

Class I (a)
Proceeds from shares issued	$49,518	$15,936	$33,484	$3,813
Distributions reinvested	7,882	8,203	1,875	—
Cost of shares redeemed	(50,624)	(32,141)	(23,067)	(391)

Change in net assets resulting from Class I capital transactions	$6,776	$(8,002)	$12,292	$3,422

Class R2 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$22	$—

Class R3 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$22	$—

Class R4 (b)
Proceeds from shares issued	$—	$—	$1,555	$—
Distributions reinvested	—	—	2	—
Cost of shares redeemed	—	—	(107)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$1,450	$—

Class R5
Proceeds from shares issued	$—	$—	$51,871	$38,644
Distributions reinvested	—	—	14,939	15,729
Cost of shares redeemed	—	—	(49,890)	(55,810)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$16,920	$(1,437)

Class R6
Proceeds from shares issued	$—	$—	$46,416	$16,336
Distributions reinvested	—	—	2,907	2
Cost of shares redeemed	—	—	(3,350)	(128)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$45,973	$16,210

Total change in net assets resulting from capital transactions	$9,046	$(7,047)	$79,449	$21,270

(a)	Commencement of offering of class of shares effective January 3, 2017 for JPMorgan Small Cap Core Fund.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018		Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	656	554	51		44
Reinvested	255	331	5		— (a)
Redeemed	(705)	(784)	(17)		(3)

Change in Class A Shares	206	101	39		41

Class C
Issued	657	773	14		21
Reinvested	21	62	2		— (a)
Redeemed	(787)	(793)	(4)		(2)

Change in Class C Shares	(109)	42	12		19

Class I (b)
Issued	1,801	694	598		75
Reinvested	305	395	35		—
Redeemed	(1,787)	(1,422)	(429)		(8)

Change in Class I Shares	319	(333)	204		67

Class R2 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R2 Shares	—	—	—	(a)	—

Class R3 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R3 Shares	—	—	—	(a)	—

Class R4 (c)
Issued	—	—	29		—
Reinvested	—	—	—	(a)	—
Redeemed	—	—	(2)		—

Change in Class R4 Shares	—	—	27		—

Class R5
Issued	—	—	952		766
Reinvested	—	—	281		316
Redeemed	—	—	(904)		(1,110)

Change in Class R5 Shares	—	—	329		(28)

Class R6
Issued	—	—	840		320
Reinvested	—	—	55		— (a)
Redeemed	—	—	(62)		(2)

Change in Class R6 Shares	—	—	833		318

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective January 3, 2017 for JPMorgan Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$261,260	$712,876	$143,219	$44,992
Distributions reinvested	58,136	33,701	16,796	5,928
Cost of shares redeemed	(442,597)	(501,564)	(73,782)	(82,003)

Change in net assets resulting from Class A capital transactions	$(123,201)	$245,013	$86,233	$(31,083)

Class C
Proceeds from shares issued	$6,912	$102,287	$27,470	$4,659
Distributions reinvested	10,428	5,234	2,267	747
Cost of shares redeemed	(54,198)	(23,821)	(12,373)	(7,991)

Change in net assets resulting from Class C capital transactions	$(36,858)	$83,700	$17,364	$(2,585)

Class I
Proceeds from shares issued	$728,118	$1,796,080	$214,425	$43,698
Distributions reinvested	127,579	56,261	10,622	3,134
Cost of shares redeemed	(923,843)	(712,211)	(107,938)	(66,724)

Change in net assets resulting from Class I capital transactions	$(68,146)	$1,140,130	$117,109	$(19,892)

Class L
Proceeds from shares issued	$—	$—	$174,119	$143,110
Distributions reinvested	—	—	21,436	8,911
Cost of shares redeemed	—	—	(208,654)	(142,376)

Change in net assets resulting from Class L capital transactions	$—	$—	$(13,099)	$9,645

Class R2
Proceeds from shares issued	$4,488	$11,048	$7,304	$3,047
Distributions reinvested	397	156	2,045	749
Cost of shares redeemed	(6,823)	(4,834)	(7,260)	(7,190)

Change in net assets resulting from Class R2 capital transactions	$(1,938)	$6,370	$2,089	$(3,394)

Class R3 (a)
Proceeds from shares issued	$3,244	$100	$430	$—
Distributions reinvested	138	1	2	—
Cost of shares redeemed	(1,138)	— (b)	(42)	—

Change in net assets resulting from Class R3 capital transactions	$2,244	$101	$390	$—

Class R4 (a)
Proceeds from shares issued	$634	$68	$698	$—
Distributions reinvested	4	— (b)	2	—
Cost of shares redeemed	(89)	(12)	(40)	—

Change in net assets resulting from Class R4 capital transactions	$549	$56	$660	$—

Class R5 (c)
Proceeds from shares issued	$199,217	$537,839	$27,789	$2,006
Distributions reinvested	60,149	28,546	152	28
Cost of shares redeemed	(374,064)	(825,391)	(1,442)	(1,033)

Change in net assets resulting from Class R5 capital transactions	$(114,698)	$(259,006)	$26,499	$1,001

Class R6
Proceeds from shares issued	$631,942	$956,921	$505,197	$97,840
Distributions reinvested	74,202	19,663	54,603	15,303
Cost of shares redeemed	(354,373)	(122,500)	(301,291)	(94,751)

Change in net assets resulting from Class R6 capital transactions	$351,771	$854,084	$258,509	$18,392

Total change in net assets resulting from capital transactions	$9,723	$2,070,448	$495,754	$(27,916)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Equity Fund and July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,187	15,821	8,439	3,363
Reinvested	1,180	733	1,070	476
Redeemed	(8,823)	(10,880)	(4,457)	(6,238)

Change in Class A Shares	(2,456)	5,674	5,052	(2,399)

Class C
Issued	183	2,965	2,182	448
Reinvested	283	149	196	79
Redeemed	(1,432)	(671)	(1,007)	(782)

Change in Class C Shares	(966)	2,443	1,371	(255)

Class I
Issued	12,557	34,733	11,500	2,997
Reinvested	2,241	1,069	615	231
Redeemed	(16,281)	(13,483)	(5,782)	(4,614)

Change in Class I Shares	(1,483)	22,319	6,333	(1,386)

Class L
Issued	—	—	9,322	9,579
Reinvested	—	—	1,206	640
Redeemed	—	—	(11,497)	(9,866)

Change in Class L Shares	—	—	(969)	353

Class R2
Issued	91	248	448	236
Reinvested	8	3	135	62
Redeemed	(137)	(106)	(451)	(568)

Change in Class R2 Shares	(38)	145	132	(270)

Class R3 (a)
Issued	66	2	26	—
Reinvested	3	— (b)	— (b)	—
Redeemed	(22)	— (b)	(2)	—

Change in Class R3 Shares	47	2	24	—

Class R4 (a)
Issued	11	1	41	—
Reinvested	— (b)	— (b)	— (b)	—
Redeemed	(2)	— (b)	(2)	—

Change in Class R4 Shares	9	1	39	—

Class R5 (c)
Issued	3,448	10,246	1,360	137
Reinvested	1,052	541	8	2
Redeemed	(6,519)	(16,447)	(72)	(68)

Change in Class R5 Shares	(2,019)	(5,660)	1,296	71

Class R6
Issued	11,211	18,906	26,133	6,529
Reinvested	1,298	372	3,044	1,091
Redeemed	(6,135)	(2,294)	(15,867)	(6,293)

Change in Class R6 Shares	6,374	16,984	13,310	1,327

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Equity Fund and July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,386	$164,312	$44,296	$110,173
Distributions reinvested	23,733	2,757	12,503	184
Cost of shares redeemed	(280,733)	(295,769)	(109,587)	(135,423)

Change in net assets resulting from Class A capital transactions	$(196,614)	$(128,700)	$(52,788)	$(25,066)

Class C
Proceeds from shares issued	$2,007	$6,479	$6,012	$13,089
Distributions reinvested	2,038	145	2,725	3
Cost of shares redeemed	(19,425)	(14,435)	(16,485)	(17,634)

Change in net assets resulting from Class C capital transactions	$(15,380)	$(7,811)	$(7,748)	$(4,542)

Class I
Proceeds from shares issued	$110,534	$154,661	$100,489	$151,877
Distributions reinvested	23,006	1,883	24,711	921
Cost of shares redeemed	(156,637)	(126,507)	(113,460)	(113,193)

Change in net assets resulting from Class I capital transactions	$(23,097)	$30,037	$11,740	$39,605

Class L
Proceeds from shares issued	$—	$—	$99,730	$318,606
Distributions reinvested	—	—	40,197	3,378
Cost of shares redeemed	—	—	(346,397)	(322,926)

Change in net assets resulting from Class L capital transactions	$—	$—	$(206,470)	$(942)

Class R2
Proceeds from shares issued	$15,183	$27,657	$15,072	$24,052
Distributions reinvested	3,488	203	2,439	2
Cost of shares redeemed	(35,329)	(23,402)	(23,258)	(13,867)

Change in net assets resulting from Class R2 capital transactions	$(16,658)	$4,458	$(5,747)	$10,187

Class R3 (a)
Proceeds from shares issued	$9,713	$15,085	$8,039	$9,868
Distributions reinvested	786	2	870	— (b)
Cost of shares redeemed	(11,467)	(1,818)	(1,973)	(478)

Change in net assets resulting from Class R3 capital transactions	$(968)	$13,269	$6,936	$9,390

Class R4 (a)
Proceeds from shares issued	$55	$37	$5,108	$862
Distributions reinvested	6	— (b)	270	— (b)
Cost of shares redeemed	(1)	—	(677)	(81)

Change in net assets resulting from Class R4 capital transactions	$60	$37	$4,701	$781

Class R5 (c)
Proceeds from shares issued	$34,935	$74,810	$6,329	$142
Distributions reinvested	7,845	736	18	— (b)
Cost of shares redeemed	(48,118)	(59,662)	(398)	— (b)

Change in net assets resulting from Class R5 capital transactions	$(5,338)	$15,884	$5,949	$142

Class R6
Proceeds from shares issued	$210,275	$310,196	$189,990	$178,533
Distributions reinvested	65,764	7,344	23,112	1,023
Cost of shares redeemed	(295,047)	(203,402)	(88,815)	(53,305)

Change in net assets resulting from Class R6 capital transactions	$(19,008)	$114,138	$124,287	$126,251

Total change in net assets resulting from capital transactions	$(277,003)	$41,312	$(119,140)	$155,806

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,050	5,807	2,384	6,362
Reinvested	822	95	690	10
Redeemed	(9,593)	(10,507)	(5,894)	(7,832)

Change in Class A Shares	(6,721)	(4,605)	(2,820)	(1,460)

Class C
Issued	81	269	337	773
Reinvested	85	6	157	— (a)
Redeemed	(783)	(608)	(924)	(1,055)

Change in Class C Shares	(617)	(333)	(430)	(282)

Class I
Issued	3,529	5,207	5,279	8,467
Reinvested	752	62	1,332	50
Redeemed	(5,046)	(4,216)	(5,956)	(6,374)

Change in Class I Shares	(765)	1,053	655	2,143

Class L
Issued	—	—	5,276	18,258
Reinvested	—	—	2,166	181
Redeemed	—	—	(18,304)	(18,084)

Change in Class L Shares	—	—	(10,862)	355

Class R2
Issued	522	979	827	1,399
Reinvested	122	7	137	— (a)
Redeemed	(1,223)	(835)	(1,270)	(814)

Change in Class R2 Shares	(579)	151	(306)	585

Class R3 (b)
Issued	325	520	434	557
Reinvested	27	— (a)	48	— (a)
Redeemed	(385)	(61)	(106)	(27)

Change in Class R3 Shares	(33)	459	376	530

Class R4 (b)
Issued	2	1	266	47
Reinvested	— (a)	— (a)	15	— (a)
Redeemed	— (a)	—	(35)	(4)

Change in Class R4 Shares	2	1	246	43

Class R5 (c)
Issued	1,124	2,462	335	8
Reinvested	256	24	1	— (a)
Redeemed	(1,535)	(1,978)	(20)	— (a)

Change in Class R5 Shares	(155)	508	316	8

Class R6
Issued	6,791	10,248	10,065	9,897
Reinvested	2,143	240	1,243	55
Redeemed	(9,407)	(6,799)	(4,637)	(2,985)

Change in Class R6 Shares	(473)	3,689	6,671	6,967

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)
Class A
Year Ended June 30, 2018	$22.03	$(0.20)	$7.54	$7.34	$(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)	3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)	4.44	4.20	(2.19)

Class C
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)	2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)	3.87	3.55	(2.19)

Class I
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)	3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)	4.76	4.57	(2.19)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$26.65	35.55%	$85,586	1.24%	(0.81)%	1.36%	89%
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56
26.04	13.02	73,175	1.25	(0.82)	1.44	48
25.11	18.56	86,997	1.33	(0.95)	1.38	65

19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56
21.97	12.46	50,162	1.75	(1.32)	2.02	48
21.61	17.93	55,458	1.83	(1.45)	1.88	65

30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56
28.34	13.30	386,459	1.00	(0.57)	1.11	48
27.08	18.87	417,048	1.06	(0.69)	1.13	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Year Ended June 30, 2018	$52.32	$0.04	(e)(f)	$9.19	$9.23	$(0.01)	$(4.38)	$(4.39)
Year Ended June 30, 2017	45.88	(0.04	)(e)	11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(e)(f)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2018	52.14	(0.24	)(e)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(e)(f)(h)	0.05	0.05	—	—	—

Class I
Year Ended June 30, 2018	52.58	0.17	(e)(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R2
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(e)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(e)(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(e)(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2018	52.64	0.26	(e)(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)

Class R6
Year Ended June 30, 2018	52.57	0.33	(e)(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(e)(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$57.16	18.37%	$4,624	1.24%	0.07	%(f)	1.41%	39%
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

57.40	16.94	24	1.24	0.10	(f)	1.46	39

57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51

57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2018	$48.63	$0.10		$6.67	$6.77	$(0.10)	$(2.87)	$(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)

Class C
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)

Class I
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)

Class R2
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(h)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)

Class R3
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (j) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (j) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)

Class R6
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.

(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$52.43	14.33%	$1,095,395	1.24%	0.19%		1.26%	17%
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30

39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30

60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30

51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(i)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30

52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30

60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2018	$14.81	$(0.14	)(f)	$5.11	$4.97	$(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)

Class C
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)

Class I
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)

Class L
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)

Class R2
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)

Class R3
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	(1.33)

Class R4
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	(1.33)

Class R5
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.45	35.14%	$337,933	1.24%	(0.83	)%(f)	1.29%	58%
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58

13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58

20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58

20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58

17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58

18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2018	$29.18	$0.20	(f)	$3.01	$3.21	$(0.23)	$(1.74)	$(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)

Class C
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)

Class I
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)

Class R2
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)

Class R3
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (h) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (h) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)

Class R6
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.42	11.41%	$336,054	1.24%	0.67	%(f)	1.30%	39%
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40

25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40

32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40

30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40

30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40

32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2018	$18.10	$—	(f)(h)	$2.69	$2.69	$—	$(1.19)	$(1.19)
Year Ended June 30, 2017	15.09	—	(f)(h)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(i)	3.39	3.38	(0.01)	(0.29)	(0.30)
Class C
Year Ended June 30, 2018	17.40	(0.09	)(h)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(h)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(i)	3.32	3.24	—	(0.29)	(0.29)
Class I
Year Ended June 30, 2018	18.47	0.05	(h)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(h)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(i)	3.45	3.48	(0.03)	(0.29)	(0.32)
Class L
Year Ended June 30, 2018	18.46	0.08	(h)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(h)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(i)	3.44	3.50	(0.05)	(0.29)	(0.34)
Class R2
Year Ended June 30, 2018	17.81	(0.05	)(h)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(h)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(i)	3.38	3.33	(0.01)	(0.29)	(0.30)
Class R3
Year Ended June 30, 2018	18.03	0.01	(h)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (j) through June 30, 2017	16.02	0.04	(h)	2.04	2.08	(0.07)	— (f)	(0.07)
Class R4
Year Ended June 30, 2018	18.44	0.05	(h)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.36	0.13	(h)	2.04	2.17	(0.09)	— (f)	(0.09)
Class R5
Year Ended June 30, 2018	18.45	0.08	(h)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.35	0.07	(h)	2.13	2.20	(0.10)	— (f)	(0.10)
Class R6
Year Ended June 30, 2018	18.48	0.10	(h)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(h)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(i)	3.46	3.52	(0.06)	(0.29)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.60	15.40%	$210,050	1.22%	0.00	%(g)(h)	1.23%	52%
18.10	20.04	244,958	1.25	(0.01	)(h)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(i)	1.34	51

18.70	14.85	45,633	1.73	(0.50	)(h)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(h)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(i)	1.84	51

20.05	15.73	433,317	0.96	0.27	(h)	0.97	52
18.47	20.29	387,043	1.01	0.25	(h)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(i)	1.09	51

20.05	15.95	554,361	0.81	0.42	(h)	0.82	52
18.46	20.50	711,139	0.82	0.43	(h)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(i)	0.94	51

19.22	15.13	49,715	1.48	(0.25	)(h)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(h)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(i)	1.59	51

19.50	15.49	17,655	1.21	0.04	(h)	1.21	52
18.03	13.01	9,560	1.23	0.25	(h)	1.24	53

19.98	15.73	5,773	1.01	0.28	(h)	1.04	52
18.44	13.24	794	1.00	0.89	(h)	1.07	53

20.01	15.83	6,491	0.85	0.43	(h)	0.86	52
18.45	13.44	145	0.83	0.51	(h)	0.90	53

20.07	16.05	455,851	0.71	0.53	(h)	0.72	52
18.48	20.64	296,577	0.72	0.55	(h)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(i)	0.84	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Small Cap Blend Fund*	Class A, Class C, Class I and Class R6**	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2***, Class R3***, Class R4***, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3****, Class R4****, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Effective June 1, 2018, JPMorgan Dynamic Small Cap Growth Fund changed its name to JPMorgan Small Cap Blend Fund.
**	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.
***	Class R2, Class R3 and Class R4 commenced operations on July 31, 2017 for JPMorgan Small Cap Core Fund.
****	Class R3 and Class R4 commenced operations on July 31, 2017 for JPMorgan Small Cap Growth Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$219,344	$—	$—		$219,344

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$315,890	$—	$—	(c)	$315,890

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(70)	$—	$—		$(70)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$6,864,807	$—	$—		$6,864,807

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$2,204,656	$—	$—		$2,204,656

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,941,501	$—	$—	(c)	$1,941,501

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(241)	$—	$—		$(241)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,776,386	$—	$—	(c)	$1,776,386

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,239)	$—	$—		$(1,239)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$5,932	$34,910	$42,195
Ending Notional Balance Long	8,732	14,416	61,946

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$26	$2		$4	n/a	n/a		n/a		n/a		n/a		n/a		$32
Small Cap Core Fund
Transfer agency fees	2	—	(a)	2	n/a	$—	(a)	$—	(a)	$—	(a)	$7		$—	(a)	11
Small Cap Equity Fund
Transfer agency fees	85	11		68	n/a	3		1		—	(a)	17		18		203
Small Cap Growth Fund
Transfer agency fees	66	3		9	$5	2		—	(a)	—	(a)	—	(a)	8		93
Small Cap Value Fund
Transfer agency fees	178	6		13	n/a	69		4		—	(a)	7		45		322
U.S. Small Company Fund
Transfer agency fees	34	9		15	14	10		—	(a)	3		1		20		106

(a)	Amount rounds to less than one thousand.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$5,052		$1,369	$(6,421)
Small Cap Core Fund	—		(54)	54
Small Cap Equity Fund	—		(3,283)	3,283
Small Cap Growth Fund	—	(a)	6,095	(6,095)
Small Cap Value Fund	—		(1,183)	1,183
U.S. Small Company Fund	—		(851)	851

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to investments in partnerships, non-taxable dividends, net operating losses and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$2	$—
Small Cap Core Fund	3	—
Small Cap Equity Fund	26	1
Small Cap Growth Fund	112	2
Small Cap Value Fund	9	—	(a)
U.S. Small Company Fund	12	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund*	1.24%		1.74%		0.99%		n/a	n/a		n/a		n/a		n/a		n/a
Small Cap Core Fund	1.24	**	1.74	**	0.99	**	n/a	1.49	%**	1.24	%**	0.99	%**	0.80%		0.74	%**
Small Cap Equity Fund	1.24	***	1.74	***	0.99	***	n/a	1.49	***	1.24	***	0.99	***	0.80		0.74	***
Small Cap Growth Fund	1.24	****	1.74	****	0.99	****	0.85%	1.49	****	1.24	****	0.99	****	0.84	****	0.74	****
Small Cap Value Fund*****	1.24		1.74		0.99		n/a	1.49		1.24		0.99		0.84		0.74
U.S. Small Company Fund	1.26		1.76		1.01		0.83	1.51		1.26		1.01		0.86		0.76

*	Prior to November 1, 2017, the contractual expense limitations for Small Cap Blend Fund was 1.25%, 1.75% and 1.00%, for Class A, Class C and Class I Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
**	Prior to November 1, 2017, the contractual expense limitations for Small Cap Core Fund was 1.25%, 1.75%, 1.00%, 1.50%, 1.25%, 1.00% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
***	Prior to November 1, 2017, the contractual expense limitations for Small Cap Equity Fund was 1.30%, 1.80%, 1.00%, 1.55%, 1.25%, 1.00% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

****	Prior to November 1, 2017, the contractual expense limitations for Small Cap Growth Fund was 1.25%, 1.75%, 1.00%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
*****	Prior to November 1, 2017, the contractual expense limitations for Small Cap Value Fund was 1.25%, 1.86%, 1.00%, 1.61%, 1.36%, 1.11%, 0.91% and 0.86%, for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 unless noted otherwise.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$99	$66	$25	$190	$—
Small Cap Core Fund	198	127	98	423	—	(a)
Small Cap Equity Fund	307	205	677	1,189	16
Small Cap Growth Fund	207	136	81	424	8
Small Cap Value Fund	175	113	267	555	29
U.S. Small Company Fund	—	—	1	1	1

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018 was as follows (amounts in thousands):

Small Cap Blend Fund	$7
Small Cap Core Fund	12
Small Cap Equity Fund	555
Small Cap Growth Fund	69
Small Cap Value Fund	67
U.S. Small Company Fund	87

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Small Cap Blend Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Equity Fund	1
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	2

(a)	Amount rounds to less than one thousand.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$174,342	$188,463
Small Cap Core Fund	156,273	97,137
Small Cap Equity Fund	1,024,181	1,398,783
Small Cap Growth Fund	1,289,927	938,326
Small Cap Value Fund	770,631	1,108,547
U.S. Small Company Fund	899,979	1,107,441

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$164,521	$58,234	$3,411	$54,823
Small Cap Core Fund	238,291	86,824	9,295	77,529
Small Cap Equity Fund	4,758,830	2,192,025	86,048	2,105,977
Small Cap Growth Fund	1,590,453	647,437	33,234	614,203
Small Cap Value Fund	1,443,870	567,856	70,466	497,390
U.S. Small Company Fund	1,423,924	428,910	77,687	351,223

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,346	$20,060	$21,406
Small Cap Core Fund	3,556	17,269	20,825
Small Cap Equity Fund	125,515	224,115	349,630
Small Cap Growth Fund	563	111,200	111,763
Small Cap Value Fund	19,757	110,341	130,098
U.S. Small Company Fund	17,257	98,178	115,435

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$127	$23,121	$23,248
Small Cap Core Fund	599	17,778	18,377
Small Cap Equity Fund	22,582	132,624	155,206
Small Cap Growth Fund	—	36,600	36,600
Small Cap Value Fund	12,657	828	13,485
U.S. Small Company Fund	6,050	—	6,050

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$8,571	$42,679	$54,823
Small Cap Core Fund	3,336	11,053	77,529
Small Cap Equity Fund	19,130	164,544	2,105,977
Small Cap Growth Fund	57,779	175,554	614,203
Small Cap Value Fund	5,853	80,877	497,390
U.S. Small Company Fund	32,736	61,348	351,223
For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals, non-taxable dividends and late year ordinary loss deferrals.

At June 30, 2018, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and specified ordinary losses incurred after October 31 are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 late year ordinary losses and specified ordinary losses of (amounts in thousands):

	Specified Ordinary Loss	Late Year Ordinary Loss
Small Cap Blend Fund	$47	$815
Small Cap Growth Fund	—	4,471

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	56.7%
Small Cap Core Fund	4	31.8
Small Cap Equity Fund	4	19.6
Small Cap Growth Fund	6	21.4
Small Cap Value Fund	6	13.0
U.S. Small Company Fund	9	22.2

As of June 30, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	14.9%
Small Cap Value Fund	18.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund), JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (two of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	87

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)
Class A
Actual	$1,000.00	$1,151.70	$6.62	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,149.00	9.27	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,153.40	5.29	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,079.10	6.34	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,076.60	8.91	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,080.30	5.11	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,077.80	7.68	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,079.20	6.39	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,080.50	5.11	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,081.40	$4.13	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,081.80	3.82	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,056.20	6.27	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,053.60	8.81	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,057.50	5.00	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,054.70	7.54	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,056.30	6.27	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,057.60	5.00	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,058.40	4.03	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,058.80	3.73	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,147.40	6.55	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,145.40	9.20	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,149.10	5.22	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class L
Actual	1,000.00	1,149.80	4.48	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,146.50	7.88	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,147.40	6.55	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,149.10	5.28	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R5
Actual	$1,000.00	$1,149.80	$4.48	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,150.60	3.95	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,054.60	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,051.80	8.85	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,056.00	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,053.40	7.59	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,054.70	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,055.80	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,056.40	4.28	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,057.10	3.77	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,070.50	6.26	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class C
Actual	1,000.00	1,068.00	8.87	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,072.20	4.93	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,073.30	4.16	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,069.00	7.59	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,070.80	6.21	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class R4
Actual	1,000.00	1,071.90	5.24	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R5
Actual	$1,000.00	$1,072.90	$4.32	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,073.80	3.65	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	8.83%
JPMorgan Small Cap Core Fund	54.11
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	10.80
JPMorgan Small Cap Value Fund	100.00
JPMorgan U.S. Small Company Fund	41.50

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$24,431
JPMorgan Small Cap Core Fund	17,269
JPMorgan Small Cap Equity Fund	224,115
JPMorgan Small Cap Growth Fund	111,200
JPMorgan Small Cap Value Fund	110,341
JPMorgan U.S. Small Company Fund	98,178

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$819
JPMorgan Small Cap Core Fund	3,259
JPMorgan Small Cap Equity Fund	89,078
JPMorgan Small Cap Growth Fund	563
JPMorgan Small Cap Value Fund	19,757
JPMorgan U.S. Small Company Fund	17,256

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	93

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-SC-618

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2018

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37% and the Russell Midcap Index returned 12.33%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	26.22%
Russell 3000 Growth Index	22.47%

Net Assets as of 6/30/2018 (In Thousands)	$8,691,587

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the health care sector and its security selection and overweight position in the technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Netflix Corp. and Amazon.com Inc. Shares of Kite Pharma, a drug maker, rose ahead of its October 2017 acquisition by Gilead Sciences Inc. Shares of Netflix, an Internet provider of entertainment, rose amid growth in subscriptions and revenue. Shares of Amazon.com, an Internet retailer, rose with continued growth in sales, earnings and market share.

Leading individual detractors from relative performance included the Fund’s overweight positions in Mohawk Industries Inc. and Acadia Healthcare Co. and its underweight position in Microsoft Corp. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid competitive pressure from lower cost imports and shrinking demand for the company’s ceramic tiles. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell early in the reporting period after the company posted lower-than-expected earnings and revenue in the third quarter of 2017. Shares of Microsoft, a computer software and hardware provider, rose on continued growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.9%
2.	Alphabet, Inc., Class C	5.7
3.	Apple, Inc.	5.7
4.	UnitedHealth Group, Inc.	3.5
5.	Facebook, Inc., Class A	3.0
6.	Waste Connections, Inc.	2.6
7.	Microsoft Corp.	2.4
8.	Mastercard, Inc., Class A	2.3
9.	Visa, Inc., Class A	2.1
10.	Netflix, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	44.9%
Health Care	14.3
Industrials	13.3
Consumer Discretionary	13.2
Financials	8.2
Energy	2.0
Others (each less than 1.0%)	1.6
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		19.62%	16.32%	11.59%
Without Sales Charge		26.22	17.58	12.20
CLASS C SHARES	May 1, 2006
With CDSC**		24.60	16.99	11.63
Without CDSC		25.60	16.99	11.63
CLASS I SHARES	May 1, 2006	26.56	17.80	12.44
CLASS R2 SHARES	July 31, 2017	25.90	17.29	11.94
CLASS R3 SHARES	May 31, 2017	26.27	17.59	12.22
CLASS R4 SHARES	May 31, 2017	26.56	17.86	12.50
CLASS R5 SHARES	January 8, 2009	26.74	18.04	12.64
CLASS R6 SHARES	December 23, 2013	26.86	18.14	12.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class R2 Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2008 to

June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.70%
Russell Midcap Index	12.33%

Net Assets as of 6/30/2018 (In Thousands)	$2,733,708

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Energen Corp. and Kohl’s Corp. Shares of Kite Pharma, a drug maker not held in the Benchmark, rose ahead of its October 2017 acquisition by Gilead Sciences Inc. Shares of Energen, an oil and natural gas exploration and production company, rose amid investor expectations that activist investors would seek to acquire the company, as well as better-than-expected earnings. Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Mohawk Industries Inc., Dish Network Inc. and Fortune Brands Home & Security Inc. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid increased competition from lower cost imports and shrinking demand for the company’s ceramic tile products. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Fortune Brands, a manufacturer of home furnishings and home security systems, fell after the company reported lower-than-expected earnings and sales for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Hilton Worldwide Holdings, Inc.	1.5%
2.	Waste Connections, Inc.	1.5
3.	Amphenol Corp., Class A	1.3
4.	Ross Stores, Inc.	1.2
5.	CBRE Group, Inc., Class A	1.1
6.	Energen Corp.	1.1
7.	Global Payments, Inc.	1.1
8.	S&P Global, Inc.	1.0
9.	ServiceNow, Inc.	1.0
10.	EQT Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.4%
Consumer Discretionary	16.3
Financials	14.9
Industrials	12.4
Health Care	11.2
Real Estate	6.4
Energy	4.0
Materials	3.9
Utilities	3.8
Consumer Staples	3.7
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		6.49%	10.89%	9.44%
Without Sales Charge		12.39	12.09	10.04
CLASS C SHARES	November 2, 2009
With CDSC**		10.80	11.53	9.56
Without CDSC		11.80	11.53	9.56
CLASS I SHARES	January 1, 1997	12.70	12.47	10.36
CLASS R2 SHARES	March 14, 2014	12.09	11.85	9.92
CLASS R5 SHARES	March 14, 2014	12.85	12.57	10.41
CLASS R6 SHARES	March 14, 2014	12.93	12.63	10.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	18.75%
Russell Midcap Growth Index	18.52%

Net Assets as of 6/30/2018 (In Thousands)	$3,917,244

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the technology sector and its underweight position in the materials & processing sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Splunk Inc. and Copart Inc. Shares of Kite Pharma, a drug maker that was not held in the Benchmark, rose ahead of its October 2017 acquisition by Gilead Sciences Inc. Shares of Splunk, a data analytics software provider, rose amid consistent better-than-expected earnings and sales during the reporting period. Shares of Copart, an online automotive auction service, rose after the company reported consecutive quarters of better-than-expected earnings and sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Mohawk Industries Inc. and Acadia Healthcare Inc. and its underweight position in Align Technology Inc. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid increased competition from lower cost imports and shrinking demand for the company’s ceramic tile products. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell early in the reporting period after the company posted lower-than-expected earnings and revenue in the third quarter of 2017. Shares of Align Technology, a maker of dental devices, rose after the company raised its revenue growth target and increased its share repurchase program.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	3.0%
2.	Ross Stores, Inc.	2.3
3.	Global Payments, Inc.	2.1
4.	S&P Global, Inc.	2.0
5.	ServiceNow, Inc.	2.0
6.	GoDaddy, Inc., Class A	1.8
7.	O’Reilly Automotive, Inc.	1.7
8.	Palo Alto Networks, Inc.	1.6
9.	Hilton Worldwide Holdings, Inc.	1.6
10.	Jazz Pharmaceuticals plc	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.8%
Industrials	17.3
Consumer Discretionary	16.0
Health Care	15.9
Financials	8.8
Materials	3.5
Energy	1.5
Real Estate	1.3
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		12.17%	12.58%	9.38%
Without Sales Charge		18.39	13.80	9.97
CLASS C SHARES	November 4, 1997
With CDSC**		16.81	13.24	9.40
Without CDSC		17.81	13.24	9.40
CLASS I SHARES	March 2, 1989	18.75	14.15	10.30
CLASS R2 SHARES	June 19, 2009	18.10	13.59	9.78
CLASS R3 SHARES	September 9, 2016	18.38	13.79	9.97
CLASS R4 SHARES	September 9, 2016	18.66	14.08	10.24
CLASS R5 SHARES	November 1, 2011	18.89	14.30	10.41
CLASS R6 SHARES	November 1, 2011	18.95	14.37	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	6.73%
Russell Midcap Value Index	7.60%

Net Assets as of 6/30/2018 (In Thousands)	$18,283,851

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the materials sector and its security selection and underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the real estate sector and its security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Inc., EQT Corp. and Newell Brands Inc.Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of EQT, a natural gas production and transmission company, fell as natural gas prices declined during the reporting period and the company reported a loss for the first quarter of 2018. Shares of Newell Brands, a maker of household products, fell amid a proxy battle with activist investors seeking to replace the company’s board of directors.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kohl’s Corp., Dr. Pepper Snapple Group Inc. and T. Rowe Price Group Inc.Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings. Shares of Dr. Pepper Snapple Group, a soft drinks maker, rose ahead of the company’s acquisition by Keurig Co. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.1%
2.	EQT Corp.	2.0
3.	M&T Bank Corp.	1.8
4.	Williams Cos., Inc. (The)	1.7
5.	Mohawk Industries, Inc.	1.7
6.	Loews Corp.	1.7
7.	CMS Energy Corp.	1.7
8.	Dr Pepper Snapple Group, Inc.	1.6
9.	WEC Energy Group, Inc.	1.6
10.	Xcel Energy, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.4%
Consumer Discretionary	16.6
Real Estate	11.2
Information Technology	8.3
Utilities	7.6
Industrials	7.5
Consumer Staples	7.3
Health Care	6.6
Energy	6.5
Materials	4.2
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	April 30, 2001
With Sales Charge*		0.64%	9.14%	9.50%
Without Sales Charge		6.20	10.32	10.09
CLASS C SHARES	April 30, 2001
With CDSC**		4.68	9.76	9.54
Without CDSC		5.68	9.76	9.54
CLASS I SHARES	October 31, 2001	6.47	10.60	10.37
CLASS L SHARES	November 13, 1997	6.73	10.87	10.63
CLASS R2 SHARES	November 3, 2008	5.93	10.04	9.82
CLASS R3 SHARES	September 9, 2016	6.20	10.32	10.09
CLASS R4 SHARES	September 9, 2016	6.48	10.60	10.36
CLASS R5 SHARES	September 9, 2016	6.61	10.83	10.62
CLASS R6 SHARES	September 9, 2016	6.71	10.87	10.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.26%
Russell 3000 Value Index	7.25%

Net Assets as of 6/30/2018 (In Thousands)	$11,384,237

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and underweight position in the industrials and consumer staples sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials sector and its underweight position in the energy sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in T. Rowe Price Group Inc. and Kohl’s Corp. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018, the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period.Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp. and Ball Corp. and its underweight position in Intel Corp.Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Ball, a metal packaging maker, fell after the company reported weakness in its key North and Central American markets. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid gains in the broader semiconductor sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest overweight position was in the consumer discretionary sector and the Fund’s largest underweight position was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.0%
2.	Wells Fargo & Co.	2.9
3.	Pfizer, Inc.	2.4
4.	Capital One Financial Corp.	2.1
5.	Exxon Mobil Corp.	1.9
6.	Loews Corp.	1.6
7.	PNC Financial Services Group, Inc. (The)	1.6
8.	M&T Bank Corp.	1.5
9.	Johnson & Johnson	1.5
10.	Texas Instruments, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.5%
Consumer Discretionary	12.7
Health Care	9.2
Energy	9.0
Real Estate	7.7
Consumer Staples	6.7
Information Technology	6.6
Industrials	6.2
Utilities	4.7
Materials	4.4
Telecommunication Services	1.1
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 28, 2005
With Sales Charge*		2.15%	8.68%	9.37%
Without Sales Charge		7.81	9.86	9.96
CLASS C SHARES	February 28, 2005
With CDSC**		6.27	9.31	9.41
Without CDSC		7.27	9.31	9.41
CLASS I SHARES	February 28, 2005	8.07	10.13	10.24
CLASS L SHARES	February 28, 2005	8.26	10.39	10.51
CLASS R2 SHARES	July 31, 2017	7.51	9.58	9.68
CLASS R3 SHARES	September 9, 2016	7.82	9.86	9.96
CLASS R4 SHARES	September 9, 2016	8.07	10.13	10.24
CLASS R5 SHARES	September 9, 2016	8.25	10.38	10.50
CLASS R6 SHARES	September 9, 2016	8.35	10.41	10.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for R5 and Class R6 Shares would have been different to those shown because R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 18, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%
Aerospace & Defense — 1.6%
Boeing Co. (The)	418	140,344

Airlines — 0.6%
Delta Air Lines, Inc.	974	48,247

Automobiles — 0.4%
Tesla, Inc.*	107	36,833

Banks — 2.3%
Comerica, Inc.	696	63,299
East West Bancorp, Inc.	1,432	93,340
First Republic Bank	462	44,678

		201,317

Biotechnology — 3.1%
Exact Sciences Corp.*	707	42,296
Exelixis, Inc.*	1,367	29,422
Intercept Pharmaceuticals, Inc.*	381	31,961
Sage Therapeutics, Inc.*	194	30,351
Spark Therapeutics, Inc.*	584	48,299
Vertex Pharmaceuticals, Inc.*	503	85,473

		267,802

Building Products — 1.8%
Fortune Brands Home & Security, Inc.	913	48,997
Lennox International, Inc.	538	107,721

		156,718

Capital Markets — 4.9%
BlackRock, Inc.	129	64,127
Charles Schwab Corp. (The)	2,849	145,584
Nasdaq, Inc.	766	69,894
S&P Global, Inc.	702	143,070

		422,675

Commercial Services & Supplies — 3.6%
Copart, Inc.*	1,494	84,507
Waste Connections, Inc.	3,037	228,659

		313,166

Communications Equipment — 1.9%
Arista Networks, Inc.*	244	62,712
Palo Alto Networks, Inc.*	492	101,030

		163,742

Construction Materials — 0.7%
Eagle Materials, Inc.	584	61,323

Distributors — 0.8%
LKQ Corp.*	2,050	65,385

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.6%
Amphenol Corp., Class A	781	68,064
Corning, Inc.	2,655	73,028

		141,092

Health Care Equipment & Supplies — 1.3%
DexCom, Inc.*	337	32,046
Intuitive Surgical, Inc.*	164	78,280

		110,326

Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc.*	1,510	61,770
AmerisourceBergen Corp.	296	25,274
Centene Corp.*	596	73,372
UnitedHealth Group, Inc.	1,228	301,277

		461,693

Health Care Technology — 1.7%
Evolent Health, Inc., Class A*	2,141	45,062
Teladoc, Inc.*	786	45,633
Veeva Systems, Inc., Class A*	704	54,109

		144,804

Hotels, Restaurants & Leisure — 1.0%
Hilton Worldwide Holdings, Inc.	1,139	90,142

Insurance — 1.0%
Progressive Corp. (The)	1,462	86,495

Internet & Direct Marketing Retail — 9.3%
Amazon.com, Inc.*	300	510,280
Booking Holdings, Inc.*	44	88,989
Netflix, Inc.*	427	167,102
Wayfair, Inc., Class A*	386	45,853

		812,224

Internet Software & Services — 10.8%
Alphabet, Inc., Class C*	443	494,573
DocuSign, Inc.*	259	13,714
Facebook, Inc., Class A*	1,344	261,225
GoDaddy, Inc., Class A*	1,540	108,745
Spotify Technology SA*	383	64,419

		942,676

IT Services — 9.3%
Gartner, Inc.*	592	78,690
Global Payments, Inc.	1,062	118,369
Mastercard, Inc., Class A	992	195,007
PayPal Holdings, Inc.*	1,263	105,187
Square, Inc., Class A*	690	42,556

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
Visa, Inc., Class A	1,362	180,370
Worldpay, Inc.*	1,036	84,757

		804,936

Life Sciences Tools & Services — 1.1%
Illumina, Inc.*	336	93,869

Machinery — 4.4%
Deere & Co.	506	70,767
Nordson Corp.	336	43,197
Oshkosh Corp.	1,236	86,944
Parker-Hannifin Corp.	265	41,316
Stanley Black & Decker, Inc.	649	86,233
WABCO Holdings, Inc.*	475	55,561

		384,018

Oil, Gas & Consumable Fuels — 1.9%
Concho Resources, Inc.*	689	95,268
EOG Resources, Inc.	590	73,351

		168,619

Pharmaceuticals — 1.8%
Jazz Pharmaceuticals plc*	482	83,014
Revance Therapeutics, Inc.*	1,172	32,177
TherapeuticsMD, Inc.*	6,047	37,735

		152,926

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A*	1,663	79,368

Road & Rail — 0.9%
Old Dominion Freight Line, Inc.	496	73,892

Semiconductors & Semiconductor Equipment — 4.6%
Applied Materials, Inc.	1,404	64,869
Broadcom, Inc.	424	102,758
Cavium, Inc.*	969	83,844
NVIDIA Corp.	607	143,704

		395,175

Software — 10.8%
Adobe Systems, Inc.*	514	125,294
Electronic Arts, Inc.*	887	125,057

INVESTMENTS	SHARES (000)	VALUE ($000)
Software — continued
Guidewire Software, Inc.*	527	46,769
Microsoft Corp.	2,076	204,744
Red Hat, Inc.*	416	55,871
SailPoint Technologies Holding, Inc.*	891	21,863
salesforce.com, Inc.*	1,169	159,493
ServiceNow, Inc.*	573	98,808
Splunk, Inc.*	669	66,324
Take-Two Interactive Software, Inc.*	295	34,957

		939,180

Specialty Retail — 0.9%
Ross Stores, Inc.	957	81,123

Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	2,637	488,089

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc.*	450	56,182

Trading Companies & Distributors — 0.3%
Fastenal Co.	568	27,323

Total Common Stocks (Cost $4,789,301)		8,411,704

Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $218,911)	218,911	218,911

Total Investments — 99.3% (Cost $5,008,212)		8,630,615
Other Assets Less Liabilities — 0.7%		60,972

NET ASSETS — 100.0%		$8,691,587

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Aerospace & Defense — 0.5%
HEICO Corp., Class A	227	13,837

Air Freight & Logistics — 0.5%
XPO Logistics, Inc.*	138	13,775

Auto Components — 1.0%
Aptiv plc	192	17,611
BorgWarner, Inc.	223	9,631

		27,242

Automobiles — 0.4%
Tesla, Inc.*	8	2,743
Thor Industries, Inc.	80	7,811

		10,554

Banks — 5.1%
Citizens Financial Group, Inc.	302	11,759
Comerica, Inc.	129	11,747
East West Bancorp, Inc.	246	16,052
Fifth Third Bancorp	689	19,771
First Republic Bank	194	18,779
Huntington Bancshares, Inc.	752	11,094
M&T Bank Corp.	143	24,290
SunTrust Banks, Inc.	311	20,514
Zions Bancorp	105	5,547

		139,553

Beverages — 1.6%
Constellation Brands, Inc., Class A	57	12,384
Dr Pepper Snapple Group, Inc.	183	22,299
Molson Coors Brewing Co., Class B	119	8,109

		42,792

Biotechnology — 2.0%
BioMarin Pharmaceutical, Inc.*	78	7,348
Exact Sciences Corp.*	138	8,257
Exelixis, Inc.*	390	8,397
Intercept Pharmaceuticals, Inc.*	78	6,536
Sage Therapeutics, Inc.*	50	7,858
Spark Therapeutics, Inc.*	89	7,332
Vertex Pharmaceuticals, Inc.*	56	9,586

		55,314

Building Products — 1.5%
Fortune Brands Home & Security, Inc.	367	19,700
Lennox International, Inc.	106	21,204

		40,904

Capital Markets — 5.3%
Affiliated Managers Group, Inc.	46	6,898

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
Ameriprise Financial, Inc.	147	20,518
Invesco Ltd.	351	9,328
Nasdaq, Inc.	191	17,424
Northern Trust Corp.	145	14,888
Raymond James Financial, Inc.	141	12,610
S&P Global, Inc.	135	27,484
T. Rowe Price Group, Inc.	181	20,955
TD Ameritrade Holding Corp.	253	13,835

		143,940

Chemicals — 0.4%
Sherwin-Williams Co. (The)	29	11,622

Commercial Services & Supplies — 2.2%
Copart, Inc.*	376	21,255
Waste Connections, Inc.	537	40,418

		61,673

Communications Equipment — 1.9%
Arista Networks, Inc.*	68	17,584
CommScope Holding Co., Inc.*	384	11,210
Palo Alto Networks, Inc.*	108	22,203

		50,997

Construction Materials — 1.2%
Eagle Materials, Inc.	122	12,775
Vulcan Materials Co.	147	19,010

		31,785

Consumer Finance — 0.5%
Ally Financial, Inc.	493	12,959

Containers & Packaging — 2.3%
Avery Dennison Corp.	148	15,121
Ball Corp.	605	21,513
Silgan Holdings, Inc.	437	11,726
WestRock Co.	244	13,935

		62,295

Distributors — 0.9%
Genuine Parts Co.	122	11,182
LKQ Corp.*	393	12,540

		23,722

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.*	114	11,698

Electric Utilities — 1.2%
Edison International	109	6,916
Evergy, Inc.	83	4,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
Xcel Energy, Inc.	467	21,316

		32,913

Electrical Equipment — 1.1%
Acuity Brands, Inc.	86	10,011
AMETEK, Inc.	178	12,821
Hubbell, Inc.	68	7,150

		29,982

Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corp., Class A	411	35,802
Arrow Electronics, Inc.*	197	14,815
CDW Corp.	190	15,368
Corning, Inc.	485	13,329
IPG Photonics Corp.*	52	11,406
Keysight Technologies, Inc.*	207	12,211

		102,931

Equity Real Estate Investment Trusts (REITs) — 5.3%
American Campus Communities, Inc.	157	6,713
American Homes 4 Rent, Class A	307	6,813
AvalonBay Communities, Inc.	82	14,082
Boston Properties, Inc.	112	13,992
Brixmor Property Group, Inc.	548	9,552
Essex Property Trust, Inc.	35	8,478
Federal Realty Investment Trust	95	12,072
JBG SMITH Properties	143	5,219
Kimco Realty Corp.	464	7,879
Outfront Media, Inc.	438	8,510
Park Hotels & Resorts, Inc.	132	4,033
Rayonier, Inc.	303	11,706
Regency Centers Corp.	119	7,373
Vornado Realty Trust	186	13,737
Weyerhaeuser Co.	281	10,261
WP Carey, Inc.	76	5,070

		145,490

Food & Staples Retailing — 0.6%
Kroger Co. (The)	550	15,637

Food Products — 0.7%
Pinnacle Foods, Inc.	167	10,847
Post Holdings, Inc.*	113	9,707

		20,554

Gas Utilities — 0.5%
National Fuel Gas Co.	238	12,601

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 2.0%
DexCom, Inc.*	150	14,209
Edwards Lifesciences Corp.*	82	11,944
ResMed, Inc.	130	13,507
Zimmer Biomet Holdings, Inc.	139	15,491

		55,151

Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.*	261	10,669
AmerisourceBergen Corp.	254	21,678
Centene Corp.*	148	18,261
Cigna Corp.	89	15,090
Henry Schein, Inc.*	133	9,661
Humana, Inc.	39	11,646
Laboratory Corp. of America Holdings*	74	13,282
Premier, Inc., Class A*	233	8,484
Universal Health Services, Inc., Class B	101	11,240
WellCare Health Plans, Inc.*	42	10,224

		130,235

Health Care Technology — 0.9%
Teladoc, Inc.*	188	10,913
Veeva Systems, Inc., Class A*	169	13,005

		23,918

Hotels, Restaurants & Leisure — 2.7%
Hilton Worldwide Holdings, Inc.	534	42,235
Marriott International, Inc., Class A	33	4,218
Red Rock Resorts, Inc., Class A	404	13,548
Vail Resorts, Inc.	48	13,024

		73,025

Household Durables — 1.2%
Mohawk Industries, Inc.*	110	23,493
Newell Brands, Inc.	379	9,776

		33,269

Household Products — 0.2%
Energizer Holdings, Inc.	93	5,866

Industrial Conglomerates — 0.5%
Carlisle Cos., Inc.	129	13,931

Insurance — 4.1%
Alleghany Corp.	13	7,328
Chubb Ltd.	25	3,137
Hartford Financial Services Group, Inc. (The)	352	18,015
Loews Corp.	481	23,235
Marsh & McLennan Cos., Inc.	138	11,347
Principal Financial Group, Inc.	135	7,169

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	371	21,948
Unum Group	176	6,522
WR Berkley Corp.	98	7,088
XL Group Ltd. (Bermuda)	122	6,840

		112,629

Internet & Direct Marketing Retail — 1.0%
Expedia Group, Inc.	142	17,068
Wayfair, Inc., Class A*	79	9,418

		26,486

Internet Software & Services — 2.5%
DocuSign, Inc.*	46	2,457
GoDaddy, Inc., Class A*	339	23,948
GrubHub, Inc.*	113	11,865
Match Group, Inc.*	165	6,407
Spotify Technology SA*	60	10,094
Twitter, Inc.*	325	14,184

		68,955

IT Services — 3.9%
Fiserv, Inc.*	242	17,952
Gartner, Inc.*	141	18,699
Global Payments, Inc.	261	29,132
Jack Henry & Associates, Inc.	110	14,392
Square, Inc., Class A*	241	14,843
Worldpay, Inc.*	150	12,267

		107,285

Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	40	11,110

Machinery — 4.3%
Fortive Corp.	246	18,946
IDEX Corp.	99	13,466
Middleby Corp. (The)*	52	5,428
Nordson Corp.	110	14,125
Oshkosh Corp.	208	14,591
Parker-Hannifin Corp.	45	6,998
Snap-on, Inc.	111	17,903
Stanley Black & Decker, Inc.	109	14,423
WABCO Holdings, Inc.*	101	11,795

		117,675

Marine — 0.2%
Kirby Corp.*	82	6,889

Media — 0.6%
CBS Corp. (Non-Voting), Class B	164	9,239

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
DISH Network Corp., Class A*	234	7,872

		17,111

Multiline Retail — 1.0%
Kohl’s Corp.	257	18,719
Nordstrom, Inc.	146	7,579

		26,298

Multi-Utilities — 2.1%
CMS Energy Corp.	487	23,041
Sempra Energy	115	13,407
WEC Energy Group, Inc.	335	21,678

		58,126

Oil, Gas & Consumable Fuels — 4.0%
Concho Resources, Inc.*	148	20,434
Energen Corp.*	400	29,135
EQT Corp.	495	27,327
PBF Energy, Inc., Class A	213	8,947
Williams Cos., Inc. (The)	910	24,672

		110,515

Personal Products — 0.6%
Coty, Inc., Class A	579	8,162
Edgewell Personal Care Co.*	153	7,713

		15,875

Pharmaceuticals — 1.1%
Catalent, Inc.*	228	9,547
Jazz Pharmaceuticals plc*	123	21,262

		30,809

Professional Services — 0.1%
Verisk Analytics, Inc.*	26	2,838

Real Estate Management & Development —1.1%
CBRE Group, Inc., Class A*	615	29,342

Road & Rail — 0.5%
Old Dominion Freight Line, Inc.	101	15,030

Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.	120	11,471
Broadcom, Inc.	38	9,099
Cavium, Inc.*	225	19,462
Lam Research Corp.	89	15,401
Teradyne, Inc.	236	8,992

		64,425

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 6.0%
Autodesk, Inc.*	123	16,072
Electronic Arts, Inc.*	113	15,992
Guidewire Software, Inc.*	111	9,846
Paycom Software, Inc.*	107	10,604
Proofpoint, Inc.*	108	12,477
Red Hat, Inc.*	147	19,806
ServiceNow, Inc.*	159	27,388
Splunk, Inc.*	162	16,056
Synopsys, Inc.*	141	12,044
Take-Two Interactive Software, Inc.*	95	11,197
Tyler Technologies, Inc.*	58	12,815

		164,297

Specialty Retail — 5.2%
AutoZone, Inc.*	23	15,694
Best Buy Co., Inc.	193	14,372
Floor & Decor Holdings, Inc., Class A*	76	3,747
Gap, Inc. (The)	434	14,057
O’Reilly Automotive, Inc.*	83	22,734
Ross Stores, Inc.	373	31,603
Tiffany & Co.	122	16,035
Tractor Supply Co.	163	12,430
Ulta Beauty, Inc.*	47	10,973

		141,645

Textiles, Apparel & Luxury Goods — 2.0%
Lululemon Athletica, Inc.*	132	16,430
PVH Corp.	111	16,639
Ralph Lauren Corp.	88	11,081

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Tapestry, Inc.	203	9,487

		53,637

Trading Companies & Distributors — 0.9%
Fastenal Co.	174	8,363
MSC Industrial Direct Co., Inc., Class A	151	12,811
WW Grainger, Inc.	9	2,745

		23,919

Total Common Stocks (Cost $1,777,264)		2,655,061

Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $80,883)	80,883	80,883

Total Investments — 100.1% (Cost $1,858,147)		2,735,944
Liabilities in Excess of Other Assets — (0.1%)		(2,236)

NET ASSETS — 100.0%		$2,733,708

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%
Aerospace & Defense — 1.0%
HEICO Corp., Class A	650	39,614

Air Freight & Logistics — 1.0%
XPO Logistics, Inc.*	394	39,441

Auto Components — 1.3%
Aptiv plc	550	50,397

Automobiles — 0.8%
Tesla, Inc.*	23	7,870
Thor Industries, Inc.	230	22,371

		30,241

Banks — 2.5%
Comerica, Inc.	370	33,631
East West Bancorp, Inc.	700	45,650
First Republic Bank	201	19,406

		98,687

Biotechnology — 4.0%
BioMarin Pharmaceutical, Inc.*	223	21,035
Exact Sciences Corp.*	396	23,647
Exelixis, Inc.*	1,117	24,044
Intercept Pharmaceuticals, Inc.*	223	18,718
Sage Therapeutics, Inc.*	144	22,525
Spark Therapeutics, Inc.*	254	20,988
Vertex Pharmaceuticals, Inc.*	162	27,464

		158,421

Building Products — 2.2%
Fortune Brands Home & Security, Inc.	446	23,967
Lennox International, Inc.	303	60,712

		84,679

Capital Markets — 5.4%
Affiliated Managers Group, Inc.	133	19,745
Ameriprise Financial, Inc.	167	23,346
Nasdaq, Inc.	547	49,879
S&P Global, Inc.	386	78,687
TD Ameritrade Holding Corp.	723	39,601

		211,258

Commercial Services & Supplies — 4.5%
Copart, Inc.*	1,076	60,842
Waste Connections, Inc.	1,537	115,681

		176,523

Communications Equipment — 2.9%
Arista Networks, Inc.*	196	50,370
Palo Alto Networks, Inc.*	309	63,576

		113,946

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 2.3%
Eagle Materials, Inc.	348	36,574
Vulcan Materials Co.	422	54,433

		91,007

Containers & Packaging — 1.1%
Avery Dennison Corp.	424	43,270

Distributors — 0.9%
LKQ Corp.*	1,125	35,897

Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions, Inc.*	327	33,473

Electronic Equipment, Instruments & Components — 3.3%
Amphenol Corp., Class A	678	59,073
Corning, Inc.	1,387	38,154
IPG Photonics Corp.*	148	32,653

		129,880

Health Care Equipment & Supplies — 2.9%
DexCom, Inc.*	428	40,680
Edwards Lifesciences Corp.*	235	34,194
ResMed, Inc.	373	38,666

		113,540

Health Care Providers & Services — 4.0%
Acadia Healthcare Co., Inc.*	747	30,549
AmerisourceBergen Corp.	236	20,098
Centene Corp.*	424	52,253
Premier, Inc., Class A*	662	24,069
WellCare Health Plans, Inc.*	118	29,130

		156,099

Health Care Technology — 1.7%
Teladoc, Inc.*	538	31,243
Veeva Systems, Inc., Class A*	484	37,227

		68,470

Hotels, Restaurants & Leisure — 3.5%
Hilton Worldwide Holdings, Inc.	793	62,801
Red Rock Resorts, Inc., Class A	1,158	38,786
Vail Resorts, Inc.	136	37,290

		138,877

Insurance — 0.8%
Progressive Corp. (The)	534	31,580

Internet & Direct Marketing Retail — 0.7%
Wayfair, Inc., Class A*	227	26,949

Internet Software & Services — 4.6%
DocuSign, Inc.*	133	7,053
GoDaddy, Inc., Class A*	971	68,538

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Internet Software & Services — continued
GrubHub, Inc.*	324	33,970
Spotify Technology SA*	172	28,904
Twitter, Inc.*	930	40,600

		179,065

IT Services — 6.8%
Fiserv, Inc.*	694	51,389
Gartner, Inc.*	403	53,516
Global Payments, Inc.	748	83,383
Square, Inc., Class A*	689	42,488
Worldpay, Inc.*	429	35,112

		265,888

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*	114	31,804

Machinery — 5.9%
Fortive Corp.	703	54,224
Nordson Corp.	315	40,436
Oshkosh Corp.	594	41,763
Parker-Hannifin Corp.	129	20,042
Stanley Black & Decker, Inc.	311	41,277
WABCO Holdings, Inc.*	289	33,784

		231,526

Marine — 0.5%
Kirby Corp.*	236	19,721

Oil, Gas & Consumable Fuels — 1.5%
Concho Resources, Inc.*	423	58,484

Pharmaceuticals — 2.3%
Catalent, Inc.*	650	27,224
Jazz Pharmaceuticals plc*	353	60,869

		88,093

Professional Services — 0.2%
Verisk Analytics, Inc.*	76	8,206

Real Estate Management & Development — 1.2%
CBRE Group, Inc., Class A*	1,020	48,706

Road & Rail — 1.1%
Old Dominion Freight Line, Inc.	289	43,049

Semiconductors & Semiconductor Equipment — 3.9%
Broadcom, Inc.	107	26,019
Cavium, Inc.*	644	55,697
Lam Research Corp.	255	44,075
Teradyne, Inc.	671	25,557

		151,348

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 11.1%
Autodesk, Inc.*	351	46,026
Electronic Arts, Inc.*	325	45,790
Guidewire Software, Inc.*	318	28,190
Paycom Software, Inc.*	307	30,350
Proofpoint, Inc.*	310	35,723
Red Hat, Inc.*	422	56,691
ServiceNow, Inc.*	454	78,366
Splunk, Inc.*	464	45,971
Take-Two Interactive Software, Inc.*	271	32,052
Tyler Technologies, Inc.*	165	36,713

		435,872

Specialty Retail — 6.0%
Floor & Decor Holdings, Inc., Class A*	217	10,691
O’Reilly Automotive, Inc.*	238	65,045
Ross Stores, Inc.	1,067	90,461
Tractor Supply Co.	465	35,583
Ulta Beauty, Inc.*	135	31,439

		233,219

Textiles, Apparel & Luxury Goods — 1.9%
Lululemon Athletica, Inc.*	377	47,031
Tapestry, Inc.	582	27,167

		74,198

Trading Companies & Distributors — 0.8%
Fastenal Co.	492	23,694
WW Grainger, Inc.	26	8,019

		31,713

Total Common Stocks (Cost $2,786,436)		3,773,141

Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $114,331)	114,331	114,331

Total Investments — 99.2% (Cost $2,900,767)		3,887,472
Other Assets Less Liabilities — 0.8%		29,772

NET ASSETS — 100.0%		$3,917,244

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Auto Components — 0.7%
BorgWarner, Inc.	2,984	128,800

Banks — 7.6%
Citizens Financial Group, Inc.	4,040	157,148
Fifth Third Bancorp	8,833	253,512
First Republic Bank	1,651	159,781
Huntington Bancshares, Inc.	9,638	142,256
M&T Bank Corp.	1,905	324,101
SunTrust Banks, Inc.	4,147	273,795
Zions Bancorp	1,412	74,401

		1,384,994

Beverages — 3.1%
Constellation Brands, Inc., Class A	756	165,450
Dr Pepper Snapple Group, Inc.	2,439	297,584
Molson Coors Brewing Co., Class B	1,530	104,097

		567,131

Building Products — 0.8%
Fortune Brands Home & Security, Inc.	2,806	150,665

Capital Markets — 5.1%
Ameriprise Financial, Inc.	1,181	165,200
Invesco Ltd.	4,698	124,784
Northern Trust Corp.	1,933	198,837
Raymond James Financial, Inc.	1,886	168,495
T. Rowe Price Group, Inc.	2,409	279,667

		936,983

Chemicals — 0.9%
Sherwin-Williams Co. (The)	381	155,324

Communications Equipment — 0.8%
CommScope Holding Co., Inc.*	5,131	149,858

Consumer Finance — 1.0%
Ally Financial, Inc.	6,591	173,157

Containers & Packaging — 3.4%
Ball Corp.	7,766	276,088
Silgan Holdings, Inc.	5,842	156,730
WestRock Co.	3,265	186,154

		618,972

Distributors — 0.8%
Genuine Parts Co.	1,628	149,476

Electric Utilities — 2.4%
Edison International	1,464	92,649
Evergy, Inc.	1,108	62,227
Xcel Energy, Inc.	6,228	284,478

		439,354

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.0%
Acuity Brands, Inc.	914	105,909
AMETEK, Inc.	2,374	171,311
Hubbell, Inc.	906	95,764

		372,984

Electronic Equipment, Instruments & Components — 4.2%
Amphenol Corp., Class A	2,323	202,468
Arrow Electronics, Inc.*	2,629	197,881
CDW Corp.	2,540	205,228
Keysight Technologies, Inc.*	2,764	163,183

		768,760

Equity Real Estate Investment Trusts (REITs) — 10.3%
American Campus Communities, Inc.	2,098	89,942
American Homes 4 Rent, Class A	4,115	91,275
AvalonBay Communities, Inc.	1,094	188,094
Boston Properties, Inc.	1,490	186,905
Brixmor Property Group, Inc.	7,330	127,759
Essex Property Trust, Inc.	475	113,449
Federal Realty Investment Trust	1,275	161,331
JBG SMITH Properties	1,921	70,043
Kimco Realty Corp.	6,208	105,480
Outfront Media, Inc.	5,855	113,878
Park Hotels & Resorts, Inc.	1,771	54,260
Rayonier, Inc.	4,044	156,463
Regency Centers Corp.	1,590	98,735
Vornado Realty Trust	2,483	183,519
Weyerhaeuser Co.	3,764	137,217

		1,878,350

Food & Staples Retailing — 1.1%
Kroger Co. (The)	7,340	208,822

Food Products — 1.5%
Pinnacle Foods, Inc.	2,229	145,021
Post Holdings, Inc.*	1,509	129,814

		274,835

Gas Utilities — 0.9%
National Fuel Gas Co.	3,179	168,385

Health Care Equipment & Supplies — 1.1%
Zimmer Biomet Holdings, Inc.	1,788	199,234

Health Care Providers & Services — 5.5%
AmerisourceBergen Corp.	2,296	195,809
Cigna Corp.	1,186	201,531
Henry Schein, Inc.*	1,779	129,220
Humana, Inc.	523	155,676
Laboratory Corp. of America Holdings*	988	177,458

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Universal Health Services, Inc., Class B	1,348	150,245

		1,009,939

Hotels, Restaurants & Leisure — 1.8%
Hilton Worldwide Holdings, Inc.	3,422	270,887
Marriott International, Inc., Class A	448	56,711

		327,598

Household Durables — 2.4%
Mohawk Industries, Inc.*	1,463	313,486
Newell Brands, Inc.	5,070	130,746

		444,232

Household Products — 0.4%
Energizer Holdings, Inc.	1,249	78,661

Industrial Conglomerates — 1.0%
Carlisle Cos., Inc.	1,718	186,098

Insurance — 7.4%
Alleghany Corp.	171	98,107
Chubb Ltd.	333	42,310
Hartford Financial Services Group, Inc. (The)	4,736	242,144
Loews Corp.	6,422	310,036
Marsh & McLennan Cos., Inc.	1,850	151,685
Principal Financial Group, Inc.	1,736	91,924
Progressive Corp. (The)	2,467	145,943
Unum Group	2,363	87,407
WR Berkley Corp.	1,311	94,933
XL Group Ltd. (Bermuda)	1,638	91,634

		1,356,123

Internet & Direct Marketing Retail — 1.3%
Expedia Group, Inc.	1,896	227,883

Internet Software & Services — 0.5%
Match Group, Inc.*	2,216	85,861

IT Services — 1.1%
Jack Henry & Associates, Inc.	1,475	192,237

Machinery — 2.7%
IDEX Corp.	1,318	179,900
Middleby Corp. (The)*	697	72,829
Snap-on, Inc.	1,487	238,996

		491,725

Media — 1.3%
CBS Corp. (Non-Voting), Class B	2,198	123,594
DISH Network Corp., Class A*	3,136	105,385

		228,979

INVESTMENTS	SHARES (000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc.	3,091	67,110

Multiline Retail — 1.9%
Kohl’s Corp.	3,428	249,876
Nordstrom, Inc.	1,960	101,477

		351,353

Multi-Utilities — 4.2%
CMS Energy Corp.	6,503	307,456
Sempra Energy	1,543	179,116
WEC Energy Group, Inc.	4,475	289,284

		775,856

Oil, Gas & Consumable Fuels — 6.5%
Energen Corp.*	5,337	388,647
EQT Corp.	6,606	364,540
PBF Energy, Inc., Class A	2,855	119,705
Williams Cos., Inc. (The)	11,684	316,748

		1,189,640

Personal Products — 1.2%
Coty, Inc., Class A	7,748	109,251
Edgewell Personal Care Co.*	2,047	103,279

		212,530

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A*	3,451	164,732

Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc.	1,598	153,323

Software — 0.9%
Synopsys, Inc.*	1,881	160,965

Specialty Retail — 4.4%
AutoZone, Inc.*	312	209,612
Best Buy Co., Inc.	2,574	191,974
Gap, Inc. (The)	5,797	187,765
Tiffany & Co.	1,627	214,126

		803,477

Textiles, Apparel & Luxury Goods — 2.0%
PVH Corp.	1,484	222,158
Ralph Lauren Corp.	1,178	148,124

		370,282

Trading Companies & Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	2,017	171,180

Total Common Stocks (Cost $11,226,264)		17,775,868

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $511,256)	511,256	511,256

Total Investments — 100.0% (Cost $11,737,520)		18,287,124
Liabilities in Excess of Other Assets — 0.0% (c)		(3,273)

NET ASSETS — 100.0%		$18,283,851

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
(c)	Amount rounds to less than 0.05% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Aerospace & Defense — 1.0%
United Technologies Corp.	933	116,711

Airlines — 2.0%
Delta Air Lines, Inc.	3,205	158,795
Southwest Airlines Co.	1,356	68,988

		227,783

Banks — 14.8%
Bank of America Corp.	12,346	348,034
Citigroup, Inc.	2,142	143,352
Citizens Financial Group, Inc.	2,363	91,917
Fifth Third Bancorp	2,539	72,865
First Republic Bank	570	55,147
M&T Bank Corp.	1,043	177,469
PNC Financial Services Group, Inc. (The)	1,336	180,558
SunTrust Banks, Inc.	2,253	148,761
US Bancorp	2,560	128,076
Wells Fargo & Co.	6,056	335,751

		1,681,930

Beverages — 2.0%
Dr Pepper Snapple Group, Inc.	1,063	129,695
Molson Coors Brewing Co., Class B	1,420	96,648

		226,343

Capital Markets — 4.2%
Charles Schwab Corp. (The)	1,772	90,574
Invesco Ltd.	1,786	47,446
Morgan Stanley	1,978	93,768
Northern Trust Corp.	762	78,377
T. Rowe Price Group, Inc.	1,419	164,678

		474,843

Chemicals — 0.3%
AdvanSix, Inc.*	929	34,040

Communications Equipment — 1.7%
Cisco Systems, Inc.	2,924	125,841
CommScope Holding Co., Inc.*	2,182	63,737

		189,578

Construction Materials — 1.1%
Martin Marietta Materials, Inc.	542	121,062

Consumer Finance — 3.3%
Ally Financial, Inc.	1,994	52,370
American Express Co.	880	86,250
Capital One Financial Corp.	2,583	237,395

		376,015

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 2.5%
Ball Corp.	4,121	146,511
Graphic Packaging Holding Co.	4,081	59,218
WestRock Co.	1,479	84,314

		290,043

Distributors — 0.5%
Genuine Parts Co.	598	54,876

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	1,059	34,002
Verizon Communications, Inc.	1,753	88,197

		122,199

Electric Utilities — 4.8%
American Electric Power Co., Inc.	1,785	123,605
Duke Energy Corp.	726	57,411
Edison International	921	58,266
Eversource Energy	988	57,901
NextEra Energy, Inc.	734	122,565
Xcel Energy, Inc.	2,681	122,448

		542,196

Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics, Inc.*	986	74,257

Energy Equipment & Services — 0.2%
Apergy Corp.*	500	20,879

Equity Real Estate Investment Trusts (REITs) — 6.9%
American Homes 4 Rent, Class A	3,395	75,309
Brixmor Property Group, Inc.	4,784	83,377
CorePoint Lodging, Inc.*	1,449	37,516
EastGroup Properties, Inc.	542	51,755
Federal Realty Investment Trust	435	55,037
Kimco Realty Corp.	4,279	72,696
Mid-America Apartment Communities, Inc.	1,062	106,896
Outfront Media, Inc.	3,339	64,938
Public Storage	489	110,844
Rayonier, Inc.	2,065	79,894
Weyerhaeuser Co.	1,357	49,469

		787,731

Food & Staples Retailing — 1.5%
Kroger Co. (The)	2,429	69,112
Walgreens Boots Alliance, Inc.	1,716	102,980

		172,092

Food Products — 0.9%
Post Holdings, Inc.*	1,175	101,065

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 0.5%
Medtronic plc	609	52,162

Health Care Providers & Services — 2.4%
Aetna, Inc.	390	71,633
CVS Health Corp.	453	29,175
HCA Healthcare, Inc.	543	55,695
UnitedHealth Group, Inc.	465	113,994

		270,497

Hotels, Restaurants & Leisure — 1.3%
Brinker International, Inc.	1,356	64,553
Hilton Worldwide Holdings, Inc.	1,050	83,127

		147,680

Household Products — 1.8%
Clorox Co. (The)	298	40,345
Energizer Holdings, Inc.	1,121	70,551
Procter & Gamble Co. (The)	1,261	98,421

		209,317

Industrial Conglomerates — 1.7%
Carlisle Cos., Inc.	642	69,493
Honeywell International, Inc.	879	126,623

		196,116

Insurance — 7.4%
Alleghany Corp.	73	42,085
American International Group, Inc.	2,453	130,036
Chubb Ltd.	654	83,102
Fairfax Financial Holdings Ltd. (Canada)	106	59,637
Hartford Financial Services Group, Inc. (The)	2,075	106,119
Loews Corp.	3,856	186,183
Marsh & McLennan Cos., Inc.	506	41,480
Prudential Financial, Inc.	397	37,128
Travelers Cos., Inc. (The)	935	114,347
Unum Group	1,215	44,950

		845,067

Internet & Direct Marketing Retail — 0.5%
Expedia Group, Inc.	507	60,959

Machinery — 1.5%
Dover Corp.	1,000	73,215
Illinois Tool Works, Inc.	413	57,283
Middleby Corp. (The)*	392	40,933

		171,431

Media — 4.2%
CBS Corp. (Non-Voting), Class B	1,223	68,784
Charter Communications, Inc., Class A*	437	128,217

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Clear Channel Outdoor Holdings, Inc., Class A	483	2,076
DISH Network Corp., Class A*	4,393	147,659
Entercom Communications Corp., Class A	6,373	48,118
Nexstar Media Group, Inc., Class A	1,203	88,285

		483,139

Multiline Retail — 1.8%
Kohl’s Corp.	1,593	116,160
Nordstrom, Inc.	1,790	92,692

		208,852

Oil, Gas & Consumable Fuels — 8.9%
ConocoPhillips	1,849	128,711
EQT Corp.	1,813	100,063
Exxon Mobil Corp.	2,668	220,683
Kinder Morgan, Inc.	6,961	122,999
Marathon Petroleum Corp.	1,270	89,069
Occidental Petroleum Corp.	1,517	126,959
PBF Energy, Inc., Class A	1,010	42,356
Phillips 66	1,068	119,911
Williams Cos., Inc. (The)	2,256	61,147

		1,011,898

Paper & Forest Products — 0.5%
KapStone Paper and Packaging Corp.	1,524	52,561

Personal Products — 0.5%
Coty, Inc., Class A	4,168	58,770

Pharmaceuticals — 6.4%
Allergan plc	678	112,983
Johnson & Johnson	1,405	170,522
Merck & Co., Inc.	2,754	167,170
Pfizer, Inc.	7,655	277,724

		728,399

Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A*	2,010	95,938

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.	761	73,033
QUALCOMM, Inc.	1,096	61,515
Texas Instruments, Inc.	1,526	168,260

		302,808

Software — 1.2%
Microsoft Corp.	1,413	139,348

Specialty Retail — 3.8%
AutoZone, Inc.*	199	133,820
Best Buy Co., Inc.	725	54,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Dick’s Sporting Goods, Inc.	791	27,883
Home Depot, Inc. (The)	387	75,585
Murphy USA, Inc.*	957	71,082
Tiffany & Co.	524	69,010

		431,471

Technology Hardware, Storage & Peripherals — 0.4%
Hewlett Packard Enterprise Co.	2,998	43,795

Textiles, Apparel & Luxury Goods — 0.6%
Columbia Sportswear Co.	691	63,164

Total Common Stocks (Cost $8,291,115)		11,187,015

	NO. OF RIGHTS
Rights — 0.0% (a)
Media — 0.0% (a)
Media General, Inc., CVR*‡ (Cost $ —)	2,982	147

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan U.S. Government Money Market Fund Institutional Class Shares, 1.80% (b)(c) (Cost $253,654)	253,654	253,654

Total Investments — 100.5% (Cost $8,544,769)		11,440,816
Liabilities in Excess of Other Assets — (0.5%)		(56,579)

NET ASSETS — 100.0%		$11,384,237

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$8,411,704	$2,655,061		$3,773,141
Investments in affiliates, at value	218,911	80,883		114,331
Cash	—	3		—
Receivables:
Investment securities sold	85,021	75,146		82,370
Fund shares sold	8,219	1,479		7,558
Dividends from non-affiliates	1,163	2,386		1,052
Dividends from affiliates	280	101		165

Total Assets	8,725,298	2,815,059		3,978,617

LIABILITIES:
Payables:
Investment securities purchased	13,254	10,527		53,625
Fund shares redeemed	14,107	68,851		4,390
Accrued liabilities:
Investment advisory fees	4,105	1,356		2,088
Administration fees	201	88		248
Distribution fees	836	102		273
Service fees	860	155		324
Custodian and accounting fees	40	13		19
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Other	308	259		406

Total Liabilities	33,711	81,351		61,373

Net Assets	$8,691,587	$2,733,708		$3,917,244

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,681,911	$1,667,630	$2,760,321
Accumulated undistributed (distributions in excess of) net investment income	(10,288)	5,278	(6,360)
Accumulated net realized gains (losses)	397,561	183,003	176,578
Net unrealized appreciation (depreciation)	3,622,403	877,797	986,705

Total Net Assets	$8,691,587	$2,733,708	$3,917,244

Net Assets:
Class A	$1,724,681	$402,897	$934,982
Class C	740,817	27,666	82,939
Class I	1,753,505	326,026	1,140,704
Class R2	43	443	38,486
Class R3	266	—	26,638
Class R4	12,005	—	14,320
Class R5	112,830	6,499	313,336
Class R6	4,347,440	1,970,177	1,365,839

Total	$8,691,587	$2,733,708	$3,917,244

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	79,353	7,813	30,321
Class C	38,665	557	3,404
Class I	78,408	6,231	32,187
Class R2	2	9	1,149
Class R3	12	—	756
Class R4	537	—	405
Class R5	4,958	124	8,740
Class R6	190,068	37,607	37,939

Net Asset Value (a):
Class A — Redemption price per share	$21.73	$51.57	$30.84
Class C — Offering price per share (b)	19.16	49.66	24.37
Class I — Offering and redemption price per share	22.36	52.32	35.44
Class R2 — Offering and redemption price per share	21.68	51.08	33.49
Class R3 — Offering and redemption price per share	21.74	—	35.23
Class R4 — Offering and redemption price per share	22.36	—	35.40
Class R5 — Offering and redemption price per share	22.76	52.35	35.85
Class R6 — Offering and redemption price per share	22.87	52.39	36.00
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.93	$54.43	$32.55

Cost of investments in non-affiliates	$4,789,301	$1,777,264	$2,786,436
Cost of investments in affiliates	218,911	80,883	114,331

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$17,775,868	$11,187,162
Investments in affiliates, at value	511,256	253,654
Receivables:
Investment securities sold	—	2,045
Fund shares sold	28,991	7,984
Dividends from non-affiliates	26,485	9,596
Dividends from affiliates	666	417

Total Assets	18,343,266	11,460,858

LIABILITIES:
Payables:
Due to custodian	2	—
Fund shares redeemed	45,670	68,214
Accrued liabilities:
Investment advisory fees	9,565	5,545
Administration fees	1,158	353
Distribution fees	595	654
Service fees	1,038	1,149
Custodian and accounting fees	84	55
Trustees’ and Chief Compliance Officer’s fees	23	3
Other	1,280	648

Total Liabilities	59,415	76,621

Net Assets	$18,283,851	$11,384,237

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,036,559	$8,124,426
Accumulated undistributed (distributions in excess of) net investment income	79,148	67,136
Accumulated net realized gains (losses)	618,540	296,628
Net unrealized appreciation (depreciation)	6,549,604	2,896,047

Total Net Assets	$18,283,851	$11,384,237

Net Assets:
Class A	$1,967,162	$1,346,080
Class C	214,331	591,602
Class I	2,985,882	2,296,056
Class L	11,795,588	3,255,993
Class R2	82,108	38
Class R3	62,576	1,132
Class R4	17,859	17,231
Class R5	84,457	6,114
Class R6	1,073,888	3,869,991

Total	$18,283,851	$11,384,237

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	50,128	38,050
Class C	5,688	16,808
Class I	75,204	64,498
Class L	293,343	91,422
Class R2	2,181	1
Class R3	1,606	32
Class R4	452	486
Class R5	2,104	172
Class R6	26,721	108,694

Net Asset Value (a):
Class A — Redemption price per share	$39.24	$35.38
Class C — Offering price per share (b)	37.68	35.20
Class I — Offering and redemption price per share	39.70	35.60
Class L — Offering and redemption price per share	40.21	35.62
Class R2 — Offering and redemption price per share	37.64	35.22
Class R3 — Offering and redemption price per share	38.97	35.11
Class R4 — Offering and redemption price per share	39.56	35.47
Class R5 — Offering and redemption price per share	40.15	35.57
Class R6 — Offering and redemption price per share	40.19	35.60
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.41	$37.34

Cost of investments in non-affiliates	$11,226,264	$8,291,115
Cost of investments in affiliates	511,256	253,654

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	(a)	$— (a)
Interest income from affiliates	5		1		1
Dividend income from non-affiliates	44,154		33,091		20,376
Dividend income from affiliates	3,073		1,049		1,500

Total investment income	47,232		34,141		21,877

EXPENSES:
Investment advisory fees	51,756		18,856		22,981
Administration fees	6,470		2,358		2,873
Distribution fees:
Class A	4,241		991		2,330
Class C	4,969		220		641
Class R2 (b)	—	(a)	2		191
Class R3	1		—		17
Service fees:
Class A	4,241		991		2,330
Class C	1,656		73		214
Class I	3,722		1,067		2,727
Class R2 (b)	—	(a)	1		95
Class R3	1		—		17
Class R4	12		—		13
Class R5	108		6		283
Custodian and accounting fees	219		76		108
Interest expense to affiliates	—		—	(a)	—
Professional fees	147		83		94
Trustees’ and Chief Compliance Officer’s fees	35		35		37
Printing and mailing costs	383		152		194
Registration and filing fees	381		144		213
Transfer agency fees (See Note 2.C.)	261		54		564
Other	178		48		69

Total expenses	78,781		25,157		35,991

Less fees waived	(6,794)		(2,565)		(1,980)
Less earnings credits	—	(a)	—		— (a)
Less expense reimbursements	(23)		—		(41)

Net expenses	71,964		22,592		33,970

Net investment income (loss)	(24,732)		11,549		(12,093)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	694,039		280,150		321,274
Change in net unrealized appreciation/depreciation on investments in non-affiliates	1,184,781		63,890		272,913

Net realized/unrealized gains (losses)	1,878,820		344,040		594,187

Change in net assets resulting from operations	$1,854,088		$355,589		$582,094

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$—	(a)
Interest income from affiliates	7	9
Dividend income from non-affiliates	319,092	250,315
Dividend income from affiliates	6,352	4,089

Total investment income	325,451	254,413

EXPENSES:
Investment advisory fees	120,919	75,968
Administration fees	15,119	9,498
Distribution fees:
Class A	5,237	3,633
Class C	2,347	5,040
Class R2 (b)	431	—	(a)
Class R3	115	2
Service fees:
Class A	5,237	3,633
Class C	782	1,680
Class I	7,518	6,001
Class L	12,236	3,837
Class R2 (b)	216	—	(a)
Class R3	114	2
Class R4	30	18
Class R5	79	5
Custodian and accounting fees	486	311
Professional fees	235	198
Trustees’ and Chief Compliance Officer’s fees	18	19
Printing and mailing costs	1,568	581
Registration and filing fees	583	456
Transfer agency fees (See Note 2.C.)	1,032	271
Other	423	179

Total expenses	174,725	111,332

Less fees waived	(14,187)	(10,541)
Less earnings credits	—	—	(a)
Less expense reimbursements	(539)	(35)

Net expenses	159,999	100,756

Net investment income (loss)	165,452	153,657

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	714,557	371,543
Change in net unrealized appreciation/depreciation on investments in non-affiliates	323,839	415,090

Net realized/unrealized gains (losses)	1,038,396	786,633

Change in net assets resulting from operations	$1,203,848	$940,290

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(24,732)	$(20,857)	$11,549	$8,576
Net realized gain (loss)	694,039	258,483	280,150	120,548
Change in net unrealized appreciation/depreciation	1,184,781	1,188,472	63,890	282,160

Change in net assets resulting from operations	1,854,088	1,426,098	355,589	411,284

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(356)
From net realized gains	(69,162)	—	(21,659)	(10,459)
Class C
From net realized gains	(29,276)	—	(1,665)	(964)
Class I
From net investment income	—	—	(521)	(2,165)
From net realized gains	(52,479)	—	(19,740)	(20,374)
Class R2 (a)
From net investment income	—	—	—	— (b)
From net realized gains	(1)	—	(22)	(19)
Class R3 (c)
From net realized gains	(11)	—	—	—
Class R4 (c)
From net realized gains	(1)	—	—	—
Class R5
From net investment income	—	—	(17)	(11)
From net realized gains	(4,273)	—	(300)	(84)
Class R6
From net investment income	—	—	(7,565)	(6,472)
From net realized gains	(165,239)	—	(118,825)	(46,392)

Total distributions to shareholders	(320,442)	—	(170,314)	(87,296)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	60,031	(291,788)	(260,045)	120,141

NET ASSETS:
Change in net assets	1,593,677	1,134,310	(74,770)	444,129
Beginning of period	7,097,910	5,963,600	2,808,478	2,364,349

End of period	$8,691,587	$7,097,910	$2,733,708	$2,808,478

Accumulated undistributed (distributions in excess of) net investment income	$(10,288)	$(9,977)	$5,278	$2,627

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,093)	$(9,289)	$165,452	$140,662
Net realized gain (loss)	321,274	128,903	714,557	458,502
Change in net unrealized appreciation/depreciation	272,913	403,806	323,839	1,674,398

Change in net assets resulting from operations	582,094	523,420	1,203,848	2,273,562

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(10,151)	(9,018)
From net realized gains	(64,175)	(449)	(40,349)	(135,546)
Class C
From net realized gains	(6,964)	(55)	(4,819)	(33,147)
Class I
From net investment income	—	—	(21,474)	(17,549)
From net realized gains	(64,653)	(390)	(54,995)	(155,821)
Class L
From net investment income	—	—	(115,010)	(100,129)
From net realized gains	—	—	(224,024)	(669,173)
Class R2
From net investment income	—	—	(285)	(133)
From net realized gains	(2,500)	(11)	(1,680)	(4,114)
Class R3 (a)
From net investment income	—	—	(401)	— (b)
From net realized gains	(102)	— (b)	(954)	(1)
Class R4 (a)
From net investment income	—	—	(124)	— (b)
From net realized gains	(242)	— (b)	(261)	(1)
Class R5 (c)
From net investment income	—	—	(715)	— (b)
From net realized gains	(16,962)	(96)	(1,450)	(1)
Class R6 (c)
From net investment income	—	—	(6,725)	(437)
From net realized gains	(63,898)	(275)	(12,644)	(2,480)

Total distributions to shareholders	(219,496)	(1,276)	(496,061)	(1,127,550)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	466,368	(285,349)	(826,948)	1,692,858

NET ASSETS:
Change in net assets	828,966	236,795	(119,161)	2,838,870
Beginning of period	3,088,278	2,851,483	18,403,012	15,564,142

End of period	$3,917,244	$3,088,278	$18,283,851	$18,403,012

Accumulated undistributed (distributions in excess of) net investment income	$(6,360)	$(5,294)	$79,148	$72,501

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Growth and JPMorgan Mid Cap Value Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$153,657	$120,170
Net realized gain (loss)	371,543	526,307
Change in net unrealized appreciation/depreciation	415,090	1,078,370

Change in net assets resulting from operations	940,290	1,724,847

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,114)	(17,004)
From net realized gains	(14,662)	—
Class C
From net investment income	(1,306)	(4,071)
From net realized gains	(6,508)	—
Class I
From net investment income	(27,074)	(17,338)
From net realized gains	(23,851)	—
Class L
From net investment income	(51,294)	(51,645)
From net realized gains	(38,934)	—
Class R2 (a)
From net investment income	— (b)	—
From net realized gains	— (b)	—
Class R3 (c)
From net investment income	(9)	— (b)
From net realized gains	(8)	—
Class R4 (c)
From net investment income	(24)	— (b)
From net realized gains	(19)	—
Class R5 (c)
From net investment income	(65)	— (b)
From net realized gains	(50)	—
Class R6 (c)
From net investment income	(44,453)	(44,017)
From net realized gains	(33,205)	—

Total distributions to shareholders	(253,576)	(134,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(360,503)	(623,697)

NET ASSETS:
Change in net assets	326,211	967,075
Beginning of period	11,058,026	10,090,951

End of period	$11,384,237	$11,058,026

Accumulated undistributed (distributions in excess of) net investment income	$67,136	$57,021

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$385,379	$381,174	$69,668	$121,592
Distributions reinvested	67,889	—	21,589	10,791
Cost of shares redeemed	(604,708)	(822,569)	(90,548)	(133,304)

Change in net assets resulting from Class A capital transactions	$(151,440)	$(441,395)	$709	$(921)

Class C
Proceeds from shares issued	$167,812	$114,033	$2,589	$7,205
Distributions reinvested	27,785	—	1,665	964
Cost of shares redeemed	(179,201)	(227,966)	(8,820)	(13,282)

Change in net assets resulting from Class C capital transactions	$16,396	$(113,933)	$(4,566)	$(5,113)

Class I
Proceeds from shares issued	$820,383	$917,922	$67,824	$289,476
Distributions reinvested	48,329	—	19,948	19,559
Cost of shares redeemed	(1,088,919)	(424,343)	(567,749)	(241,418)

Change in net assets resulting from Class I capital transactions	$(220,207)	$493,579	$(479,977)	$67,617

Class R2 (a)
Proceeds from shares issued	$40	$—	$75	$107
Distributions reinvested	1	—	19	13
Cost of shares redeemed	(2)	—	(284)	(284)

Change in net assets resulting from Class R2 capital transactions	$39	$—	$(190)	$(164)

Class R3 (b)
Proceeds from shares issued	$379	$20	$—	$—
Distributions reinvested	11	—	—	—
Cost of shares redeemed	(187)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$203	$20	$—	$—

Class R4 (b)
Proceeds from shares issued	$12,768	$20	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	(1,127)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$11,642	$20	$—	$—

Class R5
Proceeds from shares issued	$22,793	$17,853	$4,460	$831
Distributions reinvested	4,273	—	317	95
Cost of shares redeemed	(31,002)	(23,614)	(361)	(2,320)

Change in net assets resulting from Class R5 capital transactions	$(3,936)	$(5,761)	$4,416	$(1,394)

Class R6
Proceeds from shares issued	$1,307,512	$161,959	$659,956	$173,778
Distributions reinvested	165,238	—	126,386	52,511
Cost of shares redeemed	(1,065,416)	(386,277)	(566,779)	(166,173)

Change in net assets resulting from Class R6 capital transactions	$407,334	$(224,318)	$219,563	$60,116

Total change in net assets resulting from capital transactions	$60,031	$(291,788)	$(260,045)	$120,141

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Commencement of offering of class of shares effective May 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	19,063	23,931	1,371	2,680
Reinvested	3,464	—	435	244
Redeemed	(29,518)	(51,511)	(1,784)	(2,942)

Change in Class A Shares	(6,991)	(27,580)	22	(18)

Class C
Issued	9,329	7,911	52	164
Reinvested	1,603	—	35	22
Redeemed	(10,165)	(16,036)	(180)	(302)

Change in Class C Shares	767	(8,125)	(93)	(116)

Class I
Issued	39,183	55,638	1,338	6,309
Reinvested	2,400	—	396	436
Redeemed	(55,106)	(26,275)	(11,347)	(5,239)

Change in Class I Shares	(13,523)	29,363	(9,613)	1,506

Class R2 (a)
Issued	2	—	3	2
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	— (b)	—	(6)	(6)

Change in Class R2 Shares	2	—	(3)	(4)

Class R3 (c)
Issued	20	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	(9)	—	—	—

Change in Class R3 Shares	11	1	—	—

Class R4 (c)
Issued	587	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	(51)	—	—	—

Change in Class R4 Shares	536	1	—	—

Class R5
Issued	1,072	1,062	88	19
Reinvested	209	—	6	2
Redeemed	(1,457)	(1,434)	(7)	(49)

Change in Class R5 Shares	(176)	(372)	87	(28)

Class R6
Issued	63,769	9,786	13,118	3,807
Reinvested	8,033	—	2,502	1,169
Redeemed	(49,818)	(23,089)	(10,935)	(3,615)

Change in Class R6 Shares	21,984	(13,303)	4,685	1,361

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$118,397	$98,041	$363,088	$419,157
Distributions reinvested	61,743	434	45,299	131,659
Cost of shares redeemed	(251,332)	(295,300)	(671,647)	(852,023)

Change in net assets resulting from Class A capital transactions	$(71,192)	$(196,825)	$(263,260)	$(301,207)

Class C
Proceeds from shares issued	$14,077	$16,838	$7,880	$23,292
Distributions reinvested	6,179	49	4,180	26,948
Cost of shares redeemed	(35,034)	(38,935)	(263,384)	(180,218)

Change in net assets resulting from Class C capital transactions	$(14,778)	$(22,048)	$(251,324)	$(129,978)

Class I
Proceeds from shares issued	$339,754	$310,137	$751,430	$963,041
Distributions reinvested	61,456	339	70,707	157,140
Cost of shares redeemed	(427,645)	(362,253)	(851,133)	(727,688)

Change in net assets resulting from Class I capital transactions	$(26,435)	$(51,777)	$(28,996)	$392,493

Class L
Proceeds from shares issued	$—	$—	$1,968,939	$3,537,449
Distributions reinvested	—	—	306,493	668,445
Cost of shares redeemed	—	—	(3,432,839)	(2,817,548)

Change in net assets resulting from Class L capital transactions	$—	$—	$(1,157,407)	$1,388,346

Class R2
Proceeds from shares issued	$14,239	$17,018	$17,627	$37,304
Distributions reinvested	2,362	10	1,815	3,910
Cost of shares redeemed	(17,165)	(19,788)	(25,651)	(26,653)

Change in net assets resulting from Class R2 capital transactions	$(564)	$(2,760)	$(6,209)	$14,561

Class R3 (a)
Proceeds from shares issued	$27,693	$154	$51,385	$19,636
Distributions reinvested	102	— (b)	1,347	1
Cost of shares redeemed	(1,822)	(12)	(10,294)	(706)

Change in net assets resulting from Class R3 capital transactions	$25,973	$142	$42,438	$18,931

Class R4 (a)
Proceeds from shares issued	$14,393	$122	$18,175	$3,529
Distributions reinvested	242	— (b)	385	1
Cost of shares redeemed	(897)	(2)	(4,544)	(38)

Change in net assets resulting from Class R4 capital transactions	$13,738	$120	$14,016	$3,492

Class R5 (c)
Proceeds from shares issued	$79,191	$40,930	$70,982	$30,405
Distributions reinvested	15,915	91	2,165	1
Cost of shares redeemed	(59,057)	(60,912)	(21,198)	(421)

Change in net assets resulting from Class R5 capital transactions	$36,049	$(19,891)	$51,949	$29,985

Class R6 (c)
Proceeds from shares issued	$649,363	$197,543	$924,565	$292,949
Distributions reinvested	63,657	274	18,935	2,917
Cost of shares redeemed	(209,443)	(190,127)	(171,655)	(19,631)

Change in net assets resulting from Class R6 capital transactions	$503,577	$7,690	$771,845	$276,235

Total change in net assets resulting from capital transactions	$466,368	$(285,349)	$(826,948)	$1,692,858

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Growth and JPMorgan Mid Cap Value Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	3,941	3,890	9,353	11,445
Reinvested	2,145	18	1,153	3,648
Redeemed	(8,462)	(11,718)	(17,242)	(23,250)

Change in Class A Shares	(2,376)	(7,810)	(6,736)	(8,157)

Class C
Issued	586	818	210	663
Reinvested	271	3	111	778
Redeemed	(1,457)	(1,896)	(7,079)	(5,080)

Change in Class C Shares	(600)	(1,075)	(6,758)	(3,639)

Class I
Issued	9,954	10,786	19,096	26,028
Reinvested	1,861	12	1,778	4,300
Redeemed	(12,666)	(12,803)	(21,586)	(19,566)

Change in Class I Shares	(851)	(2,005)	(712)	10,762

Class L
Issued	—	—	49,400	94,419
Reinvested	—	—	7,611	18,060
Redeemed	—	—	(86,072)	(75,042)

Change in Class L Shares	—	—	(29,061)	37,437

Class R2
Issued	437	629	472	1,050
Reinvested	75	— (a)	48	113
Redeemed	(526)	(729)	(686)	(754)

Change in Class R2 Shares	(14)	(100)	(166)	409

Class R3 (b)
Issued	799	5	1,326	530
Reinvested	3	— (a)	34	— (a)
Redeemed	(51)	— (a)	(265)	(19)

Change in Class R3 Shares	751	5	1,095	511

Class R4 (b)
Issued	419	4	464	94
Reinvested	7	— (a)	10	— (a)
Redeemed	(25)	— (a)	(115)	(1)

Change in Class R4 Shares	401	4	359	93

Class R5 (c)
Issued	2,258	1,404	1,800	795
Reinvested	477	3	54	— (a)
Redeemed	(1,695)	(2,103)	(534)	(11)

Change in Class R5 Shares	1,040	(696)	1,320	784

Class R6 (c)
Issued	18,762	6,766	23,270	7,706
Reinvested	1,899	10	471	79
Redeemed	(6,005)	(6,595)	(4,290)	(515)

Change in Class R6 Shares	14,656	181	19,451	7,270

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Growth and JPMorgan Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$302,187	$526,758
Distributions reinvested	25,163	16,190
Cost of shares redeemed	(497,550)	(1,438,824)

Change in net assets resulting from Class A capital transactions	$(170,200)	$(895,876)

Class C
Proceeds from shares issued	$58,391	$124,351
Distributions reinvested	7,029	3,544
Cost of shares redeemed	(261,978)	(223,429)

Change in net assets resulting from Class C capital transactions	$(196,558)	$(95,534)

Class I
Proceeds from shares issued	$844,644	$1,247,895
Distributions reinvested	44,769	12,528
Cost of shares redeemed	(897,538)	(728,849)

Change in net assets resulting from Class I capital transactions	$(8,125)	$531,574

Class L
Proceeds from shares issued	$1,135,519	$1,631,959
Distributions reinvested	85,647	45,687
Cost of shares redeemed	(1,811,163)	(3,876,760)
Redemptions in-kind (See Note 7)	—	(644,712)

Change in net assets resulting from Class L capital transactions	$(589,997)	$(2,843,826)

Class R2 (a)
Proceeds from shares issued	$38	$—
Distributions reinvested	— (b)	—
Cost of shares redeemed	(1)	—

Change in net assets resulting from Class R2 capital transactions	$37	$—

Class R3 (c)
Proceeds from shares issued	$793	$393
Distributions reinvested	14	— (b)
Cost of shares redeemed	(103)	(15)

Change in net assets resulting from Class R3 capital transactions	$704	$378

Class R4 (c)
Proceeds from shares issued	$19,694	$31
Distributions reinvested	43	— (b)
Cost of shares redeemed	(2,597)	— (b)

Change in net assets resulting from Class R4 capital transactions	$17,140	$31

Class R5 (c)
Proceeds from shares issued	$6,381	$415
Distributions reinvested	115	— (b)
Cost of shares redeemed	(1,014)	— (b)

Change in net assets resulting from Class R5 capital transactions	$5,482	$415

Class R6 (c)
Proceeds from shares issued	$1,235,372	$2,989,115
Distributions reinvested	77,658	44,017
Cost of shares redeemed	(732,016)	(353,991)

Change in net assets resulting from Class R6 capital transactions	$581,014	$2,679,141

Total change in net assets resulting from capital transactions	$(360,503)	$(623,697)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	8,673	16,726
Reinvested	704	497
Redeemed	(14,215)	(45,710)

Change in Class A Shares	(4,838)	(28,487)

Class C
Issued	1,674	3,919
Reinvested	198	109
Redeemed	(7,551)	(7,093)

Change in Class C Shares	(5,679)	(3,065)

Class I
Issued	24,044	38,266
Reinvested	1,245	383
Redeemed	(25,207)	(23,245)

Change in Class I Shares	82	15,404

Class L
Issued	32,262	51,361
Reinvested	2,380	1,397
Redeemed	(51,546)	(129,686)
Redemptions in-kind (See Note 7)	—	(19,228)

Change in Class L Shares	(16,904)	(96,156)

Class R2 (a)
Issued	1	—
Reinvested	— (b)	—
Redeemed	— (b)	—

Change in Class R2 Shares	1	—

Class R3 (c)
Issued	22	12
Reinvested	1	— (b)
Redeemed	(3)	— (b)

Change in Class R3 Shares	20	12

Class R4 (c)
Issued	558	1
Reinvested	1	— (b)
Redeemed	(74)	—

Change in Class R4 Shares	485	1

Class R5 (c)
Issued	186	12
Reinvested	3	— (b)
Redeemed	(29)	— (b)

Change in Class R5 Shares	160	12

Class R6 (c)
Issued	35,495	100,995
Reinvested	2,160	1,347
Redeemed	(20,295)	(11,008)

Change in Class R6 Shares	17,360	91,334

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2018	$17.95	$(0.12)	$4.74	$4.62	$(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)
Year Ended June 30, 2014	11.43	(0.07)	3.52	3.45	(0.64)

Class C
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)
Year Ended June 30, 2014	10.51	(0.12)	3.23	3.11	(0.64)

Class I
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)
Year Ended June 30, 2014	11.60	(0.04)	3.58	3.54	(0.64)

Class R2
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)
Year Ended June 30, 2014	11.68	(0.02)	3.61	3.59	(0.64)

Class R6
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)
December 23, 2013 (f) through June 30, 2014	13.86	(0.01)	0.79	0.78	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.73	26.22%	$1,724,681	1.16%	(0.57)%	1.25%	31%
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46
14.24	30.69	717,564	1.24	(0.51)	1.31	62

19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46
12.98	30.12	144,229	1.74	(1.01)	1.81	62

22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46
14.50	31.03	975,175	1.05	(0.30)	1.06	62

21.68	22.39	43	1.41	(0.77)	1.59	31

21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46
14.63	31.25	1,453,864	0.85	(0.11)	0.86	62

22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46
14.64	5.63	271,958	0.80	(0.15)	0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2018	$48.53	$— (f)	$5.89	$5.89	$—	$(2.85)	$(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)	10.25	10.21	(0.02)	(3.38)	(3.40)

Class C
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)	10.12	9.88	—	(3.38)	(3.38)

Class I
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11	10.30	10.41	(0.10)	(3.38)	(3.48)

Class R2
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (g) through June 30, 2014	42.92	(0.05)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$51.57	12.37%	$402,897	1.17%	0.01%	1.25%	31%
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
47.12	9.99	232,320	1.24	(0.06)	1.44	41
44.91	27.96	156,016	1.24	(0.08)	1.41	47

49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
46.16	9.44	25,597	1.74	(0.56)	1.91	41
44.21	27.34	20,018	1.74	(0.57)	1.93	47

52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39
47.47	10.35	1,773,929	0.89	0.29	1.16	41
45.15	28.45	1,773,321	0.89	0.27	1.18	47

51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39
46.98	9.71	823	1.49	(0.31)	1.69	41
44.87	4.56	688	1.47	(0.41)	1.60	47

52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39
47.49	10.49	1,636	0.79	0.43	0.88	41
45.15	4.77	91	0.78	0.27	0.91	47

52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
47.49	10.53	1,268,988	0.74	0.45	0.80	41
45.15	4.78	823,036	0.73	0.34	0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2018	$27.99	$(0.19)		$5.18	$4.99	$(2.14)
Year Ended June 30, 2017	23.43	(0.14)		4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)

Class C
Year Ended June 30, 2018	22.64	(0.27)		4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)

Class I
Year Ended June 30, 2018	31.79	(0.10)		5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)

Class R2
Year Ended June 30, 2018	30.31	(0.28)		5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)

Class R3
Year Ended June 30, 2018	31.71	(0.19)		5.85	5.66	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)

Class R4
Year Ended June 30, 2018	31.77	(0.12)		5.89	5.77	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2018	32.09	(0.06)		5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)

Class R6
Year Ended June 30, 2018	32.20	(0.04)		5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(h)	8.19	8.19	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income(loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.84	18.39%	$934,982	1.23%	(0.62)%		1.30%	56%
27.99	19.52	915,226	1.23	(0.56)		1.36	41
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69

24.37	17.76	82,939	1.73	(1.12)		1.76	56
22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69

35.44	18.72	1,140,704	0.92	(0.30)		1.00	56
31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69

33.49	18.06	38,486	1.48	(0.87)		1.57	56
30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69

35.23	18.34	26,638	1.23	(0.54)		1.26	56
31.71	17.24	152	1.23	(0.54)		1.42	41

35.40	18.66	14,320	0.98	(0.33)		1.01	56
31.77	17.46	129	0.98	(0.23)		1.10	41

35.85	18.89	313,336	0.78	(0.16)		0.85	56
32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69

36.00	18.95	1,365,839	0.73	(0.11)		0.76	56
32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2018	$37.80	$0.20		$2.14	$2.34	$(0.18)	$(0.72)	$(0.90)
Year Ended June 30, 2017	35.41	0.17		4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)

Class C
Year Ended June 30, 2018	36.35	(0.02)		2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (g)	(1.45)	(1.45)

Class I
Year Ended June 30, 2018	38.24	0.30		2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)

Class L
Year Ended June 30, 2018	38.70	0.40		2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)

Class R2
Year Ended June 30, 2018	36.33	0.10		2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)

Class R3
Year Ended June 30, 2018	37.67	0.21		2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (h) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2018	38.16	0.33		2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (h) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2018	38.67	0.38		2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (h) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2018	38.69	0.43		2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (h) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.23, $0.32 and $0.05 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.66%, 0.90% and 0.16% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.24	6.20%	$1,967,162	1.23%	0.51%		1.26%	13%
37.80	13.83	2,149,689	1.23	0.45		1.36	23
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25

37.68	5.65	214,331	1.74	(0.06)		1.75	13
36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25

39.70	6.44	2,985,882	0.98	0.77		1.00	13
38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25

40.21	6.73	11,795,588	0.74	1.00		0.86	13
38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25

37.64	5.93	82,108	1.49	0.26		1.51	13
36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25

38.97	6.17	62,576	1.24	0.55		1.25	13
37.67	12.70	19,262	1.24	0.87		1.35	23

39.56	6.45	17,859	0.99	0.83		1.00	13
38.16	12.89	3,537	0.99	1.26		1.10	23

40.15	6.61	84,457	0.84	0.96		0.85	13
38.67	13.06	30,334	0.84	1.18		1.02	23

40.19	6.71	1,073,888	0.74	1.08		0.75	13
38.69	13.13	281,269	0.74	1.05		0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2018	$33.40	$0.35	(f)	$2.26	$2.61	$(0.28)	$(0.35)	$(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34		5.03	5.37	(0.16)	(0.70)	(0.86)

Class C
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20		5.02	5.22	(0.05)	(0.70)	(0.75)

Class I
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42		5.03	5.45	(0.20)	(0.70)	(0.90)

Class L
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48		5.04	5.52	(0.25)	(0.70)	(0.95)

Class R2
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.38	7.81%	$1,346,080	1.17%	1.01	%(f)	1.25%	23%
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17
29.15	22.19	1,701,250	1.24	1.26		1.33	36

35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17
29.08	21.58	402,880	1.74	0.74		1.83	36

35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17
29.27	22.49	2,546,808	0.99	1.53		1.08	36

35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17
29.31	22.77	3,042,506	0.74	1.77		0.93	36

35.22	5.54	38	1.41	0.78	(f)	1.61	23

35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2*, Class R3**, Class R4**, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3***, Class R4***, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3***, Class R4***, Class R5**** and Class R6****	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2*, Class R3***, Class R4***, Class R5**** and Class R6****	JPM I	Diversified

*	Class R2 Shares commenced operations on July 31, 2017 for JPMorgan Growth Advantage Fund and JPMorgan Value Advantage Fund.
**	Class R3 and Class R4 Shares commenced operations on May 31, 2017 for JPMorgan Growth Advantage Fund.
***	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund.
****	Class R5 and Class R6 Shares commenced operations on September 9, 2016 for JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund.

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on December 1, 2016, Class L Shares of the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,630,615	$—	$—	$8,630,615

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,735,944	$—	$—	$2,735,944

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,887,472	$—	$—	$3,887,472

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,287,124	$—	$—	$18,287,124

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$11,440,669	$—	$147	$11,440,816

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels for the year ended June 30, 2018.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$112	$57	$55	n/a	$—	(a)	$—	(a)	$—	(a)	$5		$32	$261
Mid Cap Equity Fund
Transfer agency fees	22	3	14	n/a	—	(a)	n/a		n/a		—	(a)	15	54
Mid Cap Growth Fund
Transfer agency fees	435	9	39	n/a	26		—	(a)	—	(a)	7		48	564
Mid Cap Value Fund
Transfer agency fees	154	19	46	$790	10		—	(a)	—	(a)	—	(a)	13	1,032
Value Advantage Fund
Transfer agency fees	80	56	38	64	—	(a)	—	(a)	1		2		30	271

(a)	Amount rounds to less than one thousand.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) Net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(9,925)	$24,421	$(14,496)
Mid Cap Equity Fund	2	(795)	793
Mid Cap Growth Fund	3	11,027	(11,030)
Mid Cap Value Fund	—	(3,920)	3,920
Value Advantage Fund	192	(7,203)	7,011

The reclassifications for the Funds relate primarily to investments in partnerships, non-taxable dividends and net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$401	$2
Mid Cap Equity Fund	111	—	(a)
Mid Cap Growth Fund	71	—	(a)
Mid Cap Value Fund	21	1
Value Advantage Fund	187	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14	%^	1.64	%^	0.89	%^	n/a	1.39	%^	1.14	%^	0.89	%^	0.74	%^	0.64	%^
Mid Cap Equity Fund	1.14	^^	1.64	^^	0.89	^^	n/a	1.39	^^	n/a		n/a		0.74	^^	0.64	^^
Mid Cap Growth Fund	1.24		1.74		0.93		n/a	1.49		1.24		0.99		0.79		0.74
Mid Cap Value Fund	1.24		1.75		0.99		0.75%	1.50		1.25		1.00		0.85		0.75
Value Advantage Fund	1.14	^^^	1.64	^^^	0.89	^^^	0.75	1.39	^^^	1.14	^^^	0.89	^^^	0.74	^^^	0.64	^^^

^

The contractual expense percentages for Growth Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Growth Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

^^

The contractual expense percentages for Mid Cap Equity Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Mid Cap Equity Fund were 1.25%, 1.75%, 0.90%, 1.50%, 0.80% and 0.75% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

^^^

The contractual expense percentages for Value Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Value Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$3,557	$2,373	$324	$6,254	$23
Mid Cap Equity Fund	1,286	857	229	2,372	—
Mid Cap Growth Fund	264	169	1,293	1,726	41
Mid Cap Value Fund	86	58	12,861	13,005	539
Value Advantage Fund	4,933	3,288	1,568	9,789	35

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018 was as follows (amounts in thousands):

Growth Advantage Fund	$540
Mid Cap Equity Fund	193
Mid Cap Growth Fund	254
Mid Cap Value Fund	1,182
Value Advantage Fund	752

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	1
Mid Cap Value Fund	2
Value Advantage Fund	2

(a)	Amount rounds to less than one thousand.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,400,519	$2,774,236
Mid Cap Equity Fund	859,465	1,260,936
Mid Cap Growth Fund	2,090,895	1,887,561
Mid Cap Value Fund	2,341,631	3,175,091
Value Advantage Fund	2,545,962	2,832,086

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,039,544	$3,654,216	$63,145	$3,591,071
Mid Cap Equity Fund	1,885,077	889,907	39,040	850,867
Mid Cap Growth Fund	2,929,533	996,741	38,802	957,939
Mid Cap Value Fund	11,783,601	6,862,407	358,884	6,503,523
Value Advantage Fund	8,586,699	3,101,808	247,691	2,854,117

For the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$10,634	$309,808	$320,442
Mid Cap Equity Fund	46,277	124,037	170,314
Mid Cap Growth Fund	—	219,496	219,496
Mid Cap Value Fund	175,864	320,197	496,061
Value Advantage Fund	136,339	117,237	253,576

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Mid Cap Equity Fund	$9,004	$78,292	$87,296
Mid Cap Growth Fund	—	1,276	1,276
Mid Cap Value Fund	143,520	984,030	1,127,550
Value Advantage Fund	134,075	—	134,075

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$34,608	$394,284	$3,591,071
Mid Cap Equity Fund	31,100	184,155	850,867
Mid Cap Growth Fund	22,962	182,385	957,939
Mid Cap Value Fund	80,523	663,571	6,503,523
Value Advantage Fund	106,126	299,647	2,854,117

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals and wash sale loss deferrals.

During the year ended June 30, 2018, the following Fund utilized net capital loss carryforwards as follows (amounts in thousands):

Mid Cap Value Fund	$7,367

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 late year ordinary losses and post-October capital losses of (amounts in thousands):

Late Year Ordinary Loss Deferral
Growth Advantage Fund	$10,229
Mid Cap Growth Fund	6,257

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2018. Average borrowings from the Facility during the year ended June 30, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Mid Cap Equity Fund	$6,018	2.50%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a Fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Redemptions in-Kind

During the year ended June 30, 2017, certain Class L shareholders sold their shares of Value Advantage Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

March 17, 2017	Value		Realized Gains (Losses)	Type
Class L	$644,712	*	$273,526	Redemption in-kind

*	This amount includes cash of approximately $21,734,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	4	12.4%	3	14.0%
Mid Cap Equity Fund	—	—	4	22.1
Mid Cap Growth Fund	—	—	7	15.7
Mid Cap Value Fund	—	—	7	20.5
Value Advantage Fund	—	—	4	11.1

As of June 30, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	29.5%
Mid Cap Equity Fund	47.7
Value Advantage Fund	20.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

9. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I), JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II), JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

TRUSTEES (continued)

(Unaudited)

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,104.70	$5.90	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,101.80	8.49	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,105.80	4.59	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,103.30	7.20	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R3
Actual	1,000.00	1,104.70	5.90	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	1,106.40	4.60	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,107.00	3.81	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,107.50	3.29	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,028.10	$5.68	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,025.40	8.19	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,029.30	4.43	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,026.70	6.93	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,030.10	3.67	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,030.70	3.17	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,058.70	6.28	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,055.90	8.82	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,060.10	4.70	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,057.10	7.55	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,058.60	6.28	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,059.90	5.01	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,061.00	3.99	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,061.30	3.73	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	995.70	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	993.40	8.65	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	997.00	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$998.30	$3.72	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	994.50	7.42	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R3
Actual	1,000.00	995.70	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	997.00	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	997.80	4.16	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	998.30	3.72	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	987.20	5.62	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	984.90	8.07	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	988.30	4.34	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class L
Actual	1,000.00	989.20	3.65	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	986.00	6.80	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R3
Actual	1,000.00	987.30	5.57	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	988.60	4.39	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	989.20	3.60	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	989.40	3.11	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Growth Advantage Fund	88.90%
JPMorgan Mid Cap Equity Fund	61.95
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$309,808
JPMorgan Mid Cap Equity Fund	124,037
JPMorgan Mid Cap Growth Fund	219,496
JPMorgan Mid Cap Value Fund	320,197
JPMorgan Value Advantage Fund	117,237
Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Growth Advantage Fund	$10,634
JPMorgan Mid Cap Equity Fund	33,173
JPMorgan Mid Cap Value Fund	175,864
JPMorgan Value Advantage Fund	136,339

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-MC-618

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2018

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.31%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$253,370

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the financial services sector and its security selection and underweight position in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kohl’s Corp., T. Rowe Price Group Inc. and Mastercard Inc. Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp., American International Group Inc. and Walgreens Boots Alliance Inc. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of American International Group, a property and casualty insurer, fell after the company reported lower-than-expected earnings in the first quarter of 2018 due to the impact of winter storms across the U.S. and mudslides in California. Shares of Walgreens Boots Alliance, a retail and wholesale pharmacy chain, fell amid investor concerns that its wholesale pharmacy business would lose market share to Amazon.com Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions were in the financial services and technology sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.1%
2.	Alphabet, Inc., Class C	4.9
3.	Apple, Inc.	4.4
4.	Mastercard, Inc., Class A	4.0
5.	UnitedHealth Group, Inc.	3.9
6.	AutoZone, Inc.	3.6
7.	Kinder Morgan, Inc.	3.4
8.	American International Group, Inc.	3.2
9.	Ball Corp.	3.1
10.	Federal Realty Investment Trust	3.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.6%
Financials	19.2
Consumer Discretionary	13.0
Health Care	9.6
Industrials	7.0
Energy	6.6
Real Estate	5.4
Materials	4.6
Consumer Staples	3.6
Utilities	2.4
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		8.99%	10.00%	12.09%	12.53%
Without Sales Charge		15.02	11.99	13.30	13.41
CLASS C SHARES	July 29, 2011
With CDSC**		13.49	11.43	12.74	12.85
Without CDSC		14.49	11.43	12.74	12.85
CLASS I SHARES	July 29, 2011	15.31	12.27	13.59	13.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.22%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$17,254,495

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the information technology sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Microsoft Corp. and CME Group Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018 the stock was removed from the Dow Jones Industrial Average after 111 consecutive years in the index. Shares of Microsoft, a computer software and hardware provider, rose on continued growth in earnings and revenue. Shares of CME Group, an operator of security and commodities exchanges, rose amid trading volume growth and investor demand for Bitcoin.

Leading individual detractors from relative performance included the Fund’s underweight positions in Intel Corp. and Cisco Systems Inc. and its overweight position in Comcast Corp. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid gains in the broader semiconductor sector. Shares of Cisco Systems, a provider of computer networking products and services not held in the Fund, rose as its move to a subscription-based business led to better-than-expected earnings and revenue for the first quarter of 2018. Shares of Comcast, a cable TV service, fell during a bidding war with rival Walt Disney Co. for the entertainment assets of 21st Century Fox Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.0%
2.	Chevron Corp.	2.9
3.	Microsoft Corp.	2.8
4.	Apple, Inc.	2.4
5.	Occidental Petroleum Corp.	2.4
6.	ConocoPhillips	2.3
7.	Merck & Co., Inc.	2.3
8.	CME Group, Inc.	2.3
9.	BlackRock, Inc.	2.2
10.	Home Depot, Inc. (The)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.7%
Health Care	12.7
Information Technology	12.3
Industrials	10.2
Energy	9.5
Consumer Discretionary	7.4
Consumer Staples	6.7
Utilities	3.9
Materials	3.9
Real Estate	2.8
Telecommunication Services	1.4
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		4.15%	9.64%	9.43%
Without Sales Charge		9.94	10.83	10.01
CLASS C SHARES	November 4, 1997
With CDSC**		8.35	10.26	9.45
Without CDSC		9.35	10.26	9.45
CLASS I SHARES	July 2, 1987	10.22	11.10	10.31
CLASS R2 SHARES	February 28, 2011	9.66	10.53	9.79
CLASS R3 SHARES	September 9, 2016	9.90	10.82	10.01
CLASS R4 SHARES	September 9, 2016	10.18	11.10	10.31
CLASS R5 SHARES	February 28, 2011	10.38	11.30	10.47
CLASS R6 SHARES	January 31, 2012	10.49	11.39	10.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2008 to June 30, 2018.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.04%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$610,763

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the information technology sector and its security selection in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Macy’s Inc., T. Rowe Price Group Inc. and Microsoft Corp. Shares of Macy’s, a department store chains operator, rose after the company reported better-than-expected earnings and sales for the first quarter for 2018. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period. Shares of Microsoft, a computer software and hardware provider, rose on continued growth in earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Co. and Invesco Ltd., and its underweight position in Intel Corp. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Invesco, and investment management company, fell after the company reported weak monthly growth in assets under management and lower-than-expected revenue for the first quarter of 2018. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid gains in the broader semiconductor sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest positions were in the financials and information technology sectors and its smallest positions were in the telecommunication services and materials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Microsoft Corp.	2.8
3.	Home Depot, Inc. (The)	2.4
4.	Honeywell International, Inc.	2.2
5.	Merck & Co., Inc.	2.1
6.	Chevron Corp.	2.0
7.	BlackRock, Inc.	2.0
8.	Morgan Stanley	2.0
9.	Berkshire Hathaway, Inc., Class B	1.8
10.	Occidental Petroleum Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.2%
Health Care	13.6
Information Technology	11.2
Energy	10.9
Consumer Discretionary	9.1
Industrials	8.4
Consumer Staples	4.8
Real Estate	4.2
Utilities	2.5
Materials	1.4
Telecommunication Services	1.2
Short-Term Investments	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		6.15%	10.20%	8.59%
Without Sales Charge		12.04	11.39	9.17
CLASS C SHARES	January 2, 1998
With CDSC**		10.48	10.83	8.63
Without CDSC		11.48	10.83	8.63
CLASS I SHARES	January 25, 1996	12.31	11.66	9.48
CLASS R2 SHARES	November 2, 2015	11.76	11.24	9.10
CLASS R3 SHARES	July 31, 2017	12.08	11.40	9.18
CLASS R4 SHARES	July 31, 2017	12.33	11.66	9.48
CLASS R5 SHARES	November 2, 2015	12.52	11.77	9.53
CLASS R6 SHARES	November 2, 2015	12.59	11.81	9.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.52%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$2,428,392

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 44% of the Benchmark’s total return with about 45% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the telecommunications and financials sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the technology and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co., Netflix.com Inc. and Mastercard Inc. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending.

Leading individual contributors to relative performance included the Fund’s overweight positions in Adobe Systems Inc., UnitedHealth Group Inc. and Union Pacific Corp. Shares of Adobe Systems, a software developer, rose after the company reported better-than-expected first quarter earnings and revenue. Shares of UnitedHealth Group, a health insurer, rose amid continued growth in earnings and revenue. Shares of Union Pacific, a railroad operator, rose after the company reported better-than-expected earnings and growth in revenue for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.0%
2.	Apple, Inc.	3.7
3.	Amazon.com, Inc.	3.0
4.	Facebook, Inc., Class A	2.1
5.	Bank of America Corp.	1.8
6.	UnitedHealth Group, Inc.	1.8
7.	Alphabet, Inc., Class A	1.7
8.	Alphabet, Inc., Class C	1.6
9.	Visa, Inc., Class A	1.5
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Consumer Discretionary	14.3
Health Care	13.1
Financials	13.0
Industrials	9.5
Energy	6.0
Consumer Staples	5.8
Utilities	2.8
Materials	2.6
Real Estate	2.1
Put Options Purchased	1.4
Telecommunication Services	1.0
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		1.59%	4.77%	5.69%
Without Sales Charge		7.22	6.66	6.95
CLASS C SHARES	December 13, 2013
With CDSC**		5.73	6.15	6.42
Without CDSC		6.73	6.15	6.42
CLASS I SHARES	December 13, 2013	7.52	6.96	7.23
CLASS R5 SHARES	December 13, 2013	7.64	7.14	7.42
CLASS R6 SHARES	December 13, 2013	7.75	7.19	7.47

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	28.77%
Russell 1000 Growth Index	22.51%

Net Assets as of 6/30/2018 (In Thousands)	$14,350,587

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s overweight position and security selection in the financial services sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the producer durables and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Netflix.com Inc., Mastercard Inc. and Nvidia Corp. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending. Shares of Nvidia, a maker of semiconductors and software, rose amid better-than-expected earnings and continued strong demand for its products in the gaming and data center businesses.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ulta Beauty Inc. and Delta Air Lines Inc. and its underweight position in Microsoft Corp. Shares of Ulta Beauty, a retailer of cosmetics and other personal care products, fell after the company reported lower-than-expected earnings and weakness in quarterly sales. Shares of Delta Air Lines, an airline operator, fell along with the broader airlines sector amid investor expectations of rising fuel prices. Shares of Microsoft, a computer software and hardware provider, rose on growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	6.0%
2.	Mastercard, Inc., Class A	5.3
3.	Alphabet, Inc., Class C	4.8
4.	Intuitive Surgical, Inc.	4.2
5.	Apple, Inc.	4.1
6.	Netflix, Inc.	3.5
7.	Home Depot, Inc. (The)	3.2
8.	Adobe Systems, Inc.	2.9
9.	Microsoft Corp.	2.9
10.	Charles Schwab Corp. (The)	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	46.9%
Consumer Discretionary	16.5
Health Care	13.5
Industrials	8.0
Financials	7.6
Consumer Staples	3.6
Materials	1.5
Real Estate	0.6
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		21.73%	15.96%	10.86%
Without Sales Charge		28.48	17.22	11.46
CLASS C SHARES	November 4, 1997
With CDSC**		26.83	16.63	10.89
Without CDSC		27.83	16.63	10.89
CLASS I SHARES	February 28, 1992	28.77	17.42	11.68
CLASS R2 SHARES	November 3, 2008	28.11	16.91	11.18
CLASS R3 SHARES	September 9, 2016	28.43	17.17	11.47
CLASS R4 SHARES	September 9, 2016	28.74	17.42	11.68
CLASS R5 SHARES	April 14, 2009	28.96	17.64	11.87
CLASS R6 SHARES	November 30, 2010	29.11	17.74	11.94

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.81%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$1,652,352

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the energy sector and its security selection and overweight position in the auto & transportation sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical sector and its underweight position and security selection in the semiconductors & hardware sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in D.R. Horton Inc., Diamondback Energy Inc. and its underweight position in Exxon Mobil Corp. Shares of D.R. Horton, a home builder, rose on better-than-expected earnings and revenue for several consecutive quarters during the reporting period. Shares of Diamondback Energy, an oil and natural gas producer, rose early in the reporting period after the company reported better-than-expected earnings and raised its production forecast. Shares of Exxon Mobil, a petroleum and natural gas producer not held in the Fund, fell after the company reported lower-than-expected earnings for the first quarter of 2018.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC, Dish Network Corp. and CommScope Holding Co. Shares of Allergan, a drug maker, fell after a U.S. court ruled against a key patent claim and after news reports that the company would bid to acquire Shire PLC. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of CommScope Holding, a maker of communications infrastructure and networking products, fell after the company reported a fourth-quarter loss due to acquisition costs and lower sales in its wireless and broadband businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.8%
2.	Cigna Corp.	3.1
3.	Lennar Corp., Class A	3.0
4.	Citigroup, Inc.	2.8
5.	Wells Fargo & Co.	2.4
6.	General Motors Co.	2.3
7.	Occidental Petroleum Corp.	2.2
8.	Pioneer Natural Resources Co.	2.1
9.	KeyCorp	2.1
10.	Broadcom, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.0%
Consumer Discretionary	14.5
Health Care	13.3
Energy	13.1
Industrials	9.3
Information Technology	6.9
Materials	5.4
Consumer Staples	2.4
Real Estate	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		0.91%	11.06%	9.01%
Without Sales Charge		6.52	12.27	9.60
CLASS C SHARES	March 22, 1999
With CDSC**		5.01	11.69	9.05
Without CDSC		6.01	11.69	9.05
CLASS I SHARES	March 1, 1991	6.81	12.45	9.80
CLASS R2 SHARES	November 3, 2008	6.28	11.95	9.32
CLASS R5 SHARES	May 15, 2006	6.98	12.66	10.02
CLASS R6 SHARES	November 30, 2010	7.04	12.72	10.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.63%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$15,058,097

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the energy and software & services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in Netflix.com Inc. and Boeing Co. Shares of Walt Disney, an entertainment and media company, fell amid a bidding war with rival Comcast Corp. for the entertainment assets of 21st Century Fox Inc. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc., Northrop Grumman Corp. and EOG Resources Inc. Shares of UnitedHealth Group, a health insurer, rose amid continued growth in earnings and revenue. Shares of Northrop Grumman, an aerospace and defense company, rose after the company reported better-than-expected revenue growth for the first quarter of 2018 and raised its earnings forecast for the full year 2018. Shares of EOG Resources, an oil and natural gas exploration company, rose amid an increase in global energy prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark for the twelve months ended June 30, 2018 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the real estate investment trusts and financial sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.2%
2.	Alphabet, Inc., Class A	3.7
3.	Amazon.com, Inc.	3.4
4.	Apple, Inc.	3.2
5.	UnitedHealth Group, Inc.	2.7
6.	Bank of America Corp.	2.7
7.	Pfizer, Inc.	2.2
8.	Visa, Inc., Class A	2.1
9.	Johnson & Johnson	2.0
10.	Citigroup, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.3%
Health Care	15.1
Consumer Discretionary	13.9
Financials	13.4
Industrials	10.8
Energy	6.8
Consumer Staples	4.9
Utilities	2.7
Materials	1.9
Telecommunication Services	1.3
Real Estate	0.9
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		7.23%	11.74%	9.75%
Without Sales Charge		13.20	12.95	10.34
CLASS C SHARES	September 10, 2001
With CDSC**		11.66	12.37	9.79
Without CDSC		12.66	12.37	9.79
CLASS I SHARES	September 10, 2001	13.44	13.15	10.57
CLASS L SHARES	September 17, 1993	13.63	13.31	10.73
CLASS R2 SHARES	November 3, 2008	12.88	12.66	10.07
CLASS R3 SHARES	September 9, 2016	13.18	12.94	10.33
CLASS R4 SHARES	September 9, 2016	13.48	13.16	10.57
CLASS R5 SHARES	May 15, 2006	13.66	13.37	10.78
CLASS R6 SHARES	November 30, 2010	13.75	13.44	10.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.20%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$6,737,090

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the telecommunications and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and energy sectors was a leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co., Netflix.com Inc. and Mastercard Inc. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending.

Leading individual contributors to relative performance included the Fund’s overweight positions in Adobe Systems Inc., UnitedHealth Group Inc. and Union Pacific Corp. Shares of Adobe Systems, a software developer, rose after the company reported better-than-expected first quarter earnings and revenue. Shares of UnitedHealth Group, a health insurer, rose amid continued growth in earnings and revenue. Shares of Union Pacific, a railroad operator, rose after the company reported better-than-expected earnings and growth in revenue for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of poten-

tial excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	3.8
3.	Amazon.com, Inc.	3.1
4.	Facebook, Inc., Class A	2.2
5.	Bank of America Corp.	1.9
6.	UnitedHealth Group, Inc.	1.8
7.	Alphabet, Inc., Class A	1.8
8.	Alphabet, Inc., Class C	1.7
9.	Visa, Inc., Class A	1.5
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.6%
Consumer Discretionary	14.8
Health Care	13.6
Financials	13.5
Industrials	9.8
Energy	6.2
Consumer Staples	6.0
Utilities	2.9
Materials	2.6
Real Estate	2.2
Telecommunication Services	1.1
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		6.98%	10.74%	9.35%
Without Sales Charge		12.92	11.94	9.94
CLASS I SHARES	September 10, 2001	13.19	12.22	10.22
CLASS L SHARES	January 3, 1997	13.20	12.33	10.36
CLASS R6 SHARES	March 24, 2003	13.28	12.44	10.47

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%
Airlines — 2.8%
Delta Air Lines, Inc.	144	7,155

Banks — 3.1%
Wells Fargo & Co.	142	7,888

Beverages — 1.8%
Molson Coors Brewing Co., Class B	66	4,469

Biotechnology — 1.4%
Vertex Pharmaceuticals, Inc.*	21	3,583

Capital Markets — 6.6%
Charles Schwab Corp. (The)	108	5,498
S&P Global, Inc.	26	5,297
T. Rowe Price Group, Inc.	52	6,013

		16,808

Commercial Services & Supplies — 1.7%
Waste Connections, Inc.	58	4,330

Consumer Finance — 3.9%
Ally Financial, Inc.	101	2,656
Capital One Financial Corp.	78	7,132

		9,788

Containers & Packaging — 4.6%
Ball Corp.	224	7,967
WestRock Co.	65	3,695

		11,662

Electric Utilities — 2.4%
Xcel Energy, Inc.	133	6,063

Equity Real Estate Investment Trusts (REITs) — 5.4%
Federal Realty Investment Trust	63	7,913
Public Storage	25	5,684

		13,597

Food & Staples Retailing — 1.8%
Walgreens Boots Alliance, Inc.	77	4,615

Health Care Equipment & Supplies — 1.5%
Intuitive Surgical, Inc.*	8	3,715

Health Care Providers & Services — 4.6%
Acadia Healthcare Co., Inc.*	44	1,817
UnitedHealth Group, Inc.	40	9,774

		11,591

Insurance — 5.6%
American International Group, Inc.	152	8,060
Loews Corp.	127	6,122

		14,182

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 5.1%
Amazon.com, Inc.*	8	12,918

Internet Software & Services — 4.9%
Alphabet, Inc., Class C*	11	12,350

IT Services — 3.9%
Mastercard, Inc., Class A	51	10,009

Machinery — 2.4%
Parker-Hannifin Corp.	16	2,553
Stanley Black & Decker, Inc.	27	3,568

		6,121

Media — 2.2%
DISH Network Corp., Class A*	167	5,625

Multiline Retail — 2.0%
Kohl’s Corp.	71	5,143

Oil, Gas & Consumable Fuels — 6.6%
Concho Resources, Inc.*	32	4,426
Kinder Morgan, Inc.	482	8,522
Marathon Petroleum Corp.	55	3,873

		16,821

Pharmaceuticals — 2.2%
Pfizer, Inc.	153	5,548

Semiconductors & Semiconductor Equipment — 3.7%
Broadcom, Inc.	22	5,265
NVIDIA Corp.	17	4,006

		9,271

Software — 7.8%
Electronic Arts, Inc.*	31	4,360
Microsoft Corp.	71	6,989
salesforce.com, Inc.*	31	4,179
ServiceNow, Inc.*	24	4,134

		19,662

Specialty Retail — 3.6%
AutoZone, Inc.*	14	9,114

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	60	11,038

Total Common Stocks (Cost $194,322)		243,066

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.0%
Investment Companies — 4.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $10,204)	10,204	10,204

Total Investments — 100.0% (Cost $204,526)		253,270
Other Assets Less Liabilities — 0.0% (c)		100

NET ASSETS — 100.0%		$253,370

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
(c)	Amount rounds to less than 0.05% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 1.4%
General Dynamics Corp.	1,321	246,297

Banks — 9.7%
Bank of America Corp.	18,100	510,231
BB&T Corp.	3,565	179,821
Cullen/Frost Bankers, Inc.	996	107,849
M&T Bank Corp.	443	75,324
PNC Financial Services Group, Inc. (The)	2,709	365,985
US Bancorp	3,590	179,562
Wells Fargo & Co.	4,487	248,763

		1,667,535

Beverages — 2.7%
Coca-Cola Co. (The)	3,004	131,739
Dr Pepper Snapple Group, Inc.	1,067	130,135
Molson Coors Brewing Co., Class B	1,208	82,212
PepsiCo, Inc.	1,169	127,243

		471,329

Biotechnology — 0.8%
Gilead Sciences, Inc.	1,923	136,238

Capital Markets — 6.8%
BlackRock, Inc.	762	380,100
CME Group, Inc.	2,388	391,478
Northern Trust Corp.	1,332	137,043
S&P Global, Inc.	232	47,366
T. Rowe Price Group, Inc.	1,916	222,380

		1,178,367

Chemicals — 3.9%
Air Products & Chemicals, Inc.	1,361	211,976
DowDuPont, Inc.	2,531	166,851
PPG Industries, Inc.	1,874	194,390
RPM International, Inc.	1,605	93,585

		666,802

Commercial Services & Supplies — 1.4%
Republic Services, Inc.	3,557	243,188

Consumer Finance — 1.5%
Capital One Financial Corp.	1,526	140,194
Discover Financial Services	1,780	125,349

		265,543

Distributors — 1.0%
Genuine Parts Co.	1,854	170,145

Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.	4,864	244,714

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.2%
NextEra Energy, Inc.	1,303	217,640
Xcel Energy, Inc.	3,380	154,413

		372,053

Energy Equipment & Services — 0.6%
Apergy Corp.*	525	21,900
Schlumberger Ltd.	1,292	86,594

		108,494

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	347	43,776
AvalonBay Communities, Inc.	925	159,044
Boston Properties, Inc.	636	79,800
Simon Property Group, Inc.	856	145,720
Vornado Realty Trust	756	55,884

		484,224

Food Products — 1.6%
Kraft Heinz Co. (The)	1,455	91,424
Mondelez International, Inc., Class A	4,383	179,717

		271,141

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,963	119,705
Becton Dickinson and Co.	837	200,490
Medtronic plc	2,135	182,806

		503,001

Health Care Providers & Services — 0.8%
CVS Health Corp.	2,108	135,670

Hotels, Restaurants & Leisure — 2.0%
McDonald’s Corp.	1,240	194,248
Starbucks Corp.	1,797	87,806
Wyndham Destinations, Inc.	484	21,420
Wyndham Hotels & Resorts, Inc.	809	47,578

		351,052

Industrial Conglomerates — 1.6%
3M Co.	560	110,258
Honeywell International, Inc.	1,127	162,305

		272,563

Insurance — 7.7%
Arthur J Gallagher & Co.	1,620	105,724
Chubb Ltd.	1,168	148,420
Cincinnati Financial Corp.	975	65,218
Hartford Financial Services Group, Inc. (The)	4,908	250,937
MetLife, Inc.	4,227	184,310

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	1,291	76,383
Prudential Financial, Inc.	2,046	191,358
Travelers Cos., Inc. (The)	2,470	302,220

		1,324,570

IT Services — 2.3%
Accenture plc, Class A	570	93,269
Automatic Data Processing, Inc.	833	111,792
Fidelity National Information Services, Inc.	1,808	191,667

		396,728

Leisure Products — 0.5%
Hasbro, Inc.	869	80,221

Machinery — 4.0%
Dover Corp.	3,073	224,908
Illinois Tool Works, Inc.	1,894	262,351
Snap-on, Inc.	217	34,926
Stanley Black & Decker, Inc.	1,241	164,869

		687,054

Media — 1.1%
Comcast Corp., Class A	5,580	183,092

Multiline Retail — 0.4%
Target Corp.	894	68,073

Multi-Utilities — 1.8%
CMS Energy Corp.	2,803	132,543
DTE Energy Co.	261	27,026
NiSource, Inc.	3,563	93,624
Public Service Enterprise Group, Inc.	1,027	55,618

		308,811

Oil, Gas & Consumable Fuels — 8.9%
Chevron Corp.	3,941	498,232
ConocoPhillips	5,665	394,431
Exxon Mobil Corp.	1,795	148,486
Occidental Petroleum Corp.	4,852	406,020
Valero Energy Corp.	776	86,015

		1,533,184

Pharmaceuticals — 8.2%
Bristol-Myers Squibb Co.	3,378	186,920
Eli Lilly & Co.	2,735	233,375
Johnson & Johnson	2,699	327,465
Merck & Co., Inc.	6,455	391,841
Pfizer, Inc.	7,469	270,969

		1,410,570

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.8%
Norfolk Southern Corp.	976	147,213
Union Pacific Corp.	1,135	160,814

		308,027

Semiconductors & Semiconductor Equipment — 4.7%
Analog Devices, Inc.	2,863	274,666
KLA-Tencor Corp.	1,075	110,266
QUALCOMM, Inc.	1,210	67,910
Texas Instruments, Inc.	3,326	366,721

		819,563

Software — 2.8%
Microsoft Corp.	4,975	490,545

Specialty Retail — 2.2%
Home Depot, Inc. (The)	1,923	375,129

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	2,280	422,034

Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.	671	54,707

Tobacco — 2.4%
Altria Group, Inc.	4,141	235,177
Philip Morris International, Inc.	2,175	175,587

		410,764

Total Common Stocks (Cost $12,274,772)		16,661,428

Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $608,619)	608,619	608,619

Total Investments — 100.1% (Cost $12,883,391)		17,270,047
Liabilities in Excess of Other Assets — (0.1%)		(15,552)

NET ASSETS — 100.0%		$17,254,495

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%
Aerospace & Defense — 1.6%
General Dynamics Corp.	27	5,108
United Technologies Corp.	36	4,513

		9,621

Banks — 11.5%
Bank of America Corp.	679	19,130
BB&T Corp.	121	6,088
Citigroup, Inc.	90	6,013
Cullen/Frost Bankers, Inc.	36	3,886
M&T Bank Corp.	37	6,245
PNC Financial Services Group, Inc. (The)	62	8,376
SunTrust Banks, Inc.	114	7,513
US Bancorp	125	6,233
Wells Fargo & Co.	128	7,107

		70,591

Beverages — 1.9%
Dr Pepper Snapple Group, Inc.	34	4,136
Molson Coors Brewing Co., Class B	113	7,709

		11,845

Biotechnology — 1.0%
Gilead Sciences, Inc.	84	5,979

Capital Markets — 8.3%
BlackRock, Inc.	25	12,326
Charles Schwab Corp. (The)	69	3,500
Goldman Sachs Group, Inc. (The)	31	6,860
Invesco Ltd.	197	5,238
Morgan Stanley	255	12,096
T. Rowe Price Group, Inc.	91	10,576

		50,596

Chemicals — 1.4%
Air Products & Chemicals, Inc.	19	2,912
DowDuPont, Inc.	82	5,392

		8,304

Consumer Finance — 2.2%
Capital One Financial Corp.	72	6,617
Discover Financial Services	98	6,893

		13,510

Distributors — 0.7%
Genuine Parts Co.	45	4,121

Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B*	60	11,143

Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	148	7,427

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 1.2%
NextEra Energy, Inc.	24	3,942
Xcel Energy, Inc.	77	3,508

		7,450

Energy Equipment & Services — 0.2%
Apergy Corp.*	24	1,019

Equity Real Estate Investment Trusts (REITs) — 4.2%
AvalonBay Communities, Inc.	20	3,438
Crown Castle International Corp.	44	4,722
Macerich Co. (The)	56	3,200
Simon Property Group, Inc.	28	4,799
Ventas, Inc.	79	4,488
Vornado Realty Trust	69	5,130

		25,777

Food Products — 0.4%
Mondelez International, Inc., Class A	62	2,558

Health Care Equipment & Supplies — 1.7%
Becton Dickinson and Co.	25	6,085
Medtronic plc	50	4,263

		10,348

Health Care Providers & Services — 4.7%
Aetna, Inc.	35	6,331
AmerisourceBergen Corp.	69	5,918
CVS Health Corp.	85	5,444
Humana, Inc.	15	4,554
UnitedHealth Group, Inc.	27	6,501

		28,748

Hotels, Restaurants & Leisure — 0.6%
Royal Caribbean Cruises Ltd.	35	3,585

Household Products — 0.9%
Colgate-Palmolive Co.	85	5,489

Industrial Conglomerates — 3.5%
3M Co.	41	7,967
Honeywell International, Inc.	92	13,224

		21,191

Insurance — 4.5%
Chubb Ltd.	51	6,499
Hartford Financial Services Group, Inc. (The)	195	9,945
Loews Corp.	56	2,704
MetLife, Inc.	82	3,575
Prudential Financial, Inc.	53	4,956

		27,679

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Internet Software & Services — 1.2%
Alphabet, Inc., Class C*	7	7,273

IT Services — 0.9%
Fidelity National Information Services, Inc.	51	5,386

Machinery — 1.7%
Dover Corp.	49	3,572
Parker-Hannifin Corp.	44	6,904

		10,476

Media — 2.0%
Comcast Corp., Class A	73	2,398
DISH Network Corp., Class A*	128	4,316
Walt Disney Co. (The)	51	5,293

		12,007

Multiline Retail — 1.7%
Macy’s, Inc.	152	5,693
Target Corp.	60	4,575

		10,268

Multi-Utilities — 1.3%
CMS Energy Corp.	169	7,986

Oil, Gas & Consumable Fuels — 10.8%
Chevron Corp.	98	12,441
ConocoPhillips	143	9,961
EOG Resources, Inc.	47	5,879
Exxon Mobil Corp.	82	6,799
Marathon Petroleum Corp.	36	2,540
Occidental Petroleum Corp.	132	11,062
Phillips 66	43	4,852
Pioneer Natural Resources Co.	14	2,574
Valero Energy Corp.	50	5,575
Williams Cos., Inc. (The)	167	4,524

		66,207

Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	168	9,275
Eli Lilly & Co.	51	4,352
Johnson & Johnson	43	5,218
Merck & Co., Inc.	213	12,909
Pfizer, Inc.	184	6,686

		38,440

Road & Rail — 0.7%
CSX Corp.	34	2,175
Kansas City Southern	19	2,055

		4,230

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	77	7,405
Applied Materials, Inc.	97	4,480
Broadcom, Inc.	18	4,295
KLA-Tencor Corp.	35	3,599
Texas Instruments, Inc.	92	10,121

		29,900

Software — 2.8%
Microsoft Corp.	174	17,158

Specialty Retail — 3.2%
AutoZone, Inc.*	7	4,435
Home Depot, Inc. (The)	77	15,003

		19,438

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	48	8,885

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	82	6,550

Tobacco — 1.6%
Altria Group, Inc.	84	4,754
Philip Morris International, Inc.	60	4,828

		9,582

Trading Companies & Distributors — 1.0%
Watsco, Inc.	35	6,311

Total Common Stocks (Cost $386,992)		587,078

Short-Term Investments — 4.6%
Investment Companies — 4.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $27,866)	27,866	27,866

Total Investments — 100.7% (Cost $414,858)		614,944
Liabilities in Excess of Other Assets — (0.7%)		(4,181)

NET ASSETS — 100.0%		$610,763

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%
Aerospace & Defense — 2.1%
Boeing Co. (The)	23	7,738
General Dynamics Corp. (a)	74	13,764
Harris Corp.	12	1,698
Northrop Grumman Corp. (a)	44	13,398
United Technologies Corp. (a)	114	14,312

		50,910

Airlines — 0.5%
Delta Air Lines, Inc.	218	10,820
United Continental Holdings, Inc.*	26	1,781

		12,601

Auto Components — 0.3%
Aptiv plc	52	4,743
Delphi Technologies plc	58	2,647

		7,390

Automobiles — 0.5%
Ford Motor Co.	1,079	11,944

Banks — 5.7%
Bank of America Corp. (a)	1,649	46,479
BB&T Corp.	130	6,576
Citigroup, Inc.	487	32,572
Fifth Third Bancorp	55	1,571
Huntington Bancshares, Inc.	325	4,797
KeyCorp	360	7,035
SunTrust Banks, Inc.	127	8,408
SVB Financial Group*	5	1,559
Wells Fargo & Co. (a)	542	30,042

		139,039

Beverages — 2.7%
Coca-Cola Co. (The)	353	15,486
Constellation Brands, Inc., Class A	28	6,072
Molson Coors Brewing Co., Class B (a)	230	15,664
PepsiCo, Inc.	257	27,970

		65,192

Biotechnology — 2.4%
AbbVie, Inc.	112	10,342
Alexion Pharmaceuticals, Inc.*	23	2,876
Amgen, Inc.	38	7,090
Biogen, Inc.*	35	10,208
Celgene Corp.*	81	6,433
Gilead Sciences, Inc.	179	12,714
Vertex Pharmaceuticals, Inc.*	49	8,335

		57,998

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.7%
Allegion plc	91	7,028
Masco Corp.	243	9,098

		16,126

Capital Markets — 3.2%
Bank of New York Mellon Corp. (The)	145	7,812
BlackRock, Inc.	6	3,073
Charles Schwab Corp. (The) (a)	221	11,301
CME Group, Inc.	15	2,424
Intercontinental Exchange, Inc.	127	9,362
Morgan Stanley (a)	461	21,855
State Street Corp. (a)	199	18,559
T. Rowe Price Group, Inc.	29	3,413

		77,799

Chemicals — 2.0%
Celanese Corp., Series A	52	5,728
DowDuPont, Inc. (a)	456	30,054
Eastman Chemical Co.	122	12,149

		47,931

Communications Equipment — 0.3%
Cisco Systems, Inc.	150	6,435
Motorola Solutions, Inc.	11	1,241

		7,676

Consumer Finance — 0.8%
American Express Co.	27	2,690
Capital One Financial Corp.	173	15,883

		18,573

Containers & Packaging — 0.4%
Crown Holdings, Inc.*	79	3,516
WestRock Co.	110	6,294

		9,810

Diversified Consumer Services — 0.0% (b)
H&R Block, Inc.	43	978

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B* (a)	185	34,567
Voya Financial, Inc.	25	1,181

		35,748

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	288	9,263
Verizon Communications, Inc. (a)	192	9,643

		18,906

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — 2.2%
American Electric Power Co., Inc.	101	6,968
Exelon Corp.	268	11,437
NextEra Energy, Inc. (a)	142	23,640
PG&E Corp.	51	2,189
Xcel Energy, Inc.	204	9,340

		53,574

Electrical Equipment — 0.6%
Eaton Corp. plc (a)	194	14,475

Equity Real Estate Investment Trusts (REITs) — 2.2%
AvalonBay Communities, Inc.	59	10,111
Brixmor Property Group, Inc.	59	1,022
Digital Realty Trust, Inc.	16	1,821
Equinix, Inc.	9	4,023
Equity Residential	134	8,557
Federal Realty Investment Trust	32	4,041
Prologis, Inc.	37	2,463
Public Storage	48	10,969
Ventas, Inc.	57	3,240
Vornado Realty Trust	99	7,284

		53,531

Food & Staples Retailing — 0.4%
Walgreens Boots Alliance, Inc.	167	10,045

Food Products — 0.9%
Mondelez International, Inc., Class A	506	20,727

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories (a)	207	12,640
Becton Dickinson and Co.	59	14,113
Boston Scientific Corp.* (a)	494	16,164
Danaher Corp.	63	6,186
Intuitive Surgical, Inc.*	9	4,133
Medtronic plc	139	11,917
Zimmer Biomet Holdings, Inc.	100	11,127

		76,280

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	53	4,544
Cigna Corp.	88	14,995
CVS Health Corp.	105	6,745
UnitedHealth Group, Inc. (a)	184	45,044

		71,328

Hotels, Restaurants & Leisure — 0.7%
Hilton Worldwide Holdings, Inc.	107	8,499
Royal Caribbean Cruises Ltd.	24	2,488
Yum! Brands, Inc.	93	7,259

		18,246

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.3%
Lennar Corp., Class A	130	6,844
Toll Brothers, Inc. (a)	37	1,365

		8,209

Household Products — 0.7%
Colgate-Palmolive Co.	90	5,858
Procter & Gamble Co. (The)	128	9,993

		15,851

Industrial Conglomerates — 1.1%
Honeywell International, Inc.	184	26,438

Insurance — 2.4%
American International Group, Inc.	331	17,536
Chubb Ltd.	12	1,484
Everest Re Group Ltd.	10	2,202
Hartford Financial Services Group, Inc. (The)	187	9,579
Lincoln National Corp.	114	7,105
Marsh & McLennan Cos., Inc.	39	3,191
MetLife, Inc. (a)	247	10,748
Principal Financial Group, Inc.	27	1,430
Prudential Financial, Inc.	50	4,656

		57,931

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.* (a)	44	75,237
Booking Holdings, Inc.*	2	5,041
Expedia Group, Inc.	23	2,815
Netflix, Inc.*	18	6,864

		89,957

Internet Software & Services — 5.7%
Alphabet, Inc., Class A* (a)	38	43,432
Alphabet, Inc., Class C* (a)	37	41,499
Facebook, Inc., Class A* (a)	272	52,920

		137,851

IT Services — 3.9%
Accenture plc, Class A (a)	107	17,439
Alliance Data Systems Corp.	14	3,351
Fidelity National Information Services, Inc.	123	12,995
International Business Machines Corp.	48	6,668
Mastercard, Inc., Class A	47	9,268
PayPal Holdings, Inc.*	57	4,721
Visa, Inc., Class A (a)	279	36,945
Worldpay, Inc.*	44	3,572

		94,959

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	34	2,118
Illumina, Inc.*	16	4,422
Thermo Fisher Scientific, Inc.	41	8,498

		15,038

Machinery — 2.7%
Caterpillar, Inc.	49	6,680
Cummins, Inc.	59	7,797
Deere & Co.	21	2,909
Ingersoll-Rand plc (a)	192	17,214
PACCAR, Inc. (a)	108	6,722
Parker-Hannifin Corp. (a)	14	2,228
Snap-on, Inc.	49	7,903
Stanley Black & Decker, Inc.	114	15,185

		66,638

Media — 3.9%
Charter Communications, Inc., Class A* (a)	66	19,221
Comcast Corp., Class A (a)	875	28,704
Discovery, Inc., Class A*	51	1,394
DISH Network Corp., Class A*	137	4,614
Sirius XM Holdings, Inc.	587	3,975
Twenty-First Century Fox, Inc., Class A	278	13,826
Walt Disney Co. (The)	212	22,270

		94,004

Metals & Mining — 0.3%
Alcoa Corp.*	25	1,152
Freeport-McMoRan, Inc.	206	3,552
Newmont Mining Corp.	50	1,894

		6,598

Multiline Retail — 0.9%
Dollar General Corp.	100	9,845
Dollar Tree, Inc.*	136	11,526

		21,371

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	220	11,918
WEC Energy Group, Inc.	72	4,635

		16,553

Oil, Gas & Consumable Fuels — 6.3%
Andeavor	36	4,682
Chevron Corp. (a)	228	28,775
Concho Resources, Inc.*	60	8,301
Diamondback Energy, Inc.	78	10,244
EOG Resources, Inc. (a)	195	24,235

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
EQT Corp.	100	5,501
Exxon Mobil Corp. (a)	220	18,240
Marathon Petroleum Corp.	201	14,113
Occidental Petroleum Corp.	173	14,455
ONEOK, Inc.	69	4,787
Pioneer Natural Resources Co. (a)	99	18,789

		152,122

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	63	9,032

Pharmaceuticals — 4.6%
Allergan plc	49	8,247
Bristol-Myers Squibb Co.	188	10,408
Eli Lilly & Co.	171	14,600
Johnson & Johnson (a)	219	26,584
Merck & Co., Inc. (a)	279	16,933
Mylan NV*	85	3,090
Pfizer, Inc. (a)	815	29,557
Zoetis, Inc.	14	1,179

		110,598

Road & Rail — 1.9%
Norfolk Southern Corp. (a)	127	19,200
Union Pacific Corp.	196	27,829

		47,029

Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc. (a)	238	22,824
Broadcom, Inc.	82	19,898
Intel Corp.	100	4,950
Microchip Technology, Inc.	96	8,718
Micron Technology, Inc.*	64	3,361
NVIDIA Corp. (a)	97	22,971
Texas Instruments, Inc. (a)	208	22,892

		105,614

Software — 6.8%
Activision Blizzard, Inc.	18	1,358
Adobe Systems, Inc.*	52	12,631
Intuit, Inc.	47	9,659
Microsoft Corp. (a)	1,016	100,219
Oracle Corp. (a)	282	12,446
salesforce.com, Inc.*	163	22,205
Workday, Inc., Class A*	45	5,510

		164,028

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 3.3%
AutoZone, Inc.*	17	11,479
Best Buy Co., Inc.	99	7,418
Home Depot, Inc. (The)	157	30,542
Lowe’s Cos., Inc.	87	8,278
O’Reilly Automotive, Inc.*	36	9,758
Ross Stores, Inc.	112	9,482
TJX Cos., Inc. (The)	27	2,544

		79,501

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc. (a)	502	92,897
Hewlett Packard Enterprise Co.	637	9,301
HP, Inc. (a)	439	9,950

		112,148

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	189	15,075
PVH Corp.	70	10,469
Ralph Lauren Corp.	19	2,363

		27,907

Tobacco — 1.1%
Altria Group, Inc.	97	5,512
Philip Morris International, Inc.	252	20,355

		25,867

Trading Companies & Distributors — 0.2%
Fastenal Co.	99	4,757
United Rentals, Inc.*	7	980

		5,737

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	121	7,209

Total Common Stocks (Cost $2,189,916)		2,395,017

	NO. OF CONTRACTS
Options Purchased — 1.4%
Put Options Purchased — 1.4%
Index Funds — 1.4%
S&P 500 Index 9/28/2018 at USD 2,585.00, European Style Notional Amount: 2,419,349 Counterparty: Exchange Traded*	8,900	34,221

Total Put Options Purchased		34,221

Total Options Purchased (Cost $33,735)		34,221

	SHARES (000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (c) (d) (Cost $92,778)	92,778	92,778

Total Investments — 103.9% (Cost $2,316,429)		2,522,016
Liabilities in Excess of Other Assets — (3.9%)		(93,624)

NET ASSETS — 100.0%		$2,428,392

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	140	09/2018	USD	19,051	(3)

					(3)

Written Call Options Contracts as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	4,450	USD 1,209,675	USD 2,805.00	9/28/2018	(12,594)
S&P 500 Index	Exchange Traded	4,450	USD 1,209,675	USD 2,810.00	9/28/2018	(11,703)

						(24,297)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

Written Put Options Contracts as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	8,900	USD 2,419,349	USD 2,180.00	9/28/2018	(6,631)

Total Written Options Contracts (Premiums Received $31,964)						(30,928)

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.05% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%
Aerospace & Defense — 3.2%
Boeing Co. (The)	904	303,402
Northrop Grumman Corp.	491	151,019

		454,421

Airlines — 0.6%
Delta Air Lines, Inc.	297	14,733
Southwest Airlines Co.	1,423	72,379

		87,112

Automobiles — 0.6%
Tesla, Inc.*	265	90,710

Banks — 0.8%
SVB Financial Group*	376	108,516

Beverages — 2.0%
Constellation Brands, Inc., Class A	754	165,071
Monster Beverage Corp.*	2,110	120,929

		286,000

Biotechnology — 1.4%
Alnylam Pharmaceuticals, Inc.*	427	42,055
Regeneron Pharmaceuticals, Inc.*	17	5,900
Vertex Pharmaceuticals, Inc.*	910	154,677

		202,632

Capital Markets — 6.8%
Charles Schwab Corp. (The)	7,374	376,808
Intercontinental Exchange, Inc.	2,542	186,988
Morgan Stanley	2,315	109,707
S&P Global, Inc.	1,504	306,650

		980,153

Chemicals — 1.2%
Ecolab, Inc.	412	57,802
Sherwin-Williams Co. (The)	287	116,850

		174,652

Construction Materials — 0.2%
Vulcan Materials Co.	266	34,317

Electrical Equipment — 0.6%
Rockwell Automation, Inc.	523	86,988

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., Class A	547	47,654

Equity Real Estate Investment Trusts (REITs) — 0.6%
Equinix, Inc.	211	90,728

Health Care Equipment & Supplies — 8.9%
ABIOMED, Inc.*	245	100,381

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Becton Dickinson and Co.	1,317	315,405
Boston Scientific Corp.*	5,640	184,418
DexCom, Inc.*	832	78,985
Intuitive Surgical, Inc.*	1,251	598,806

		1,277,995

Health Care Providers & Services — 2.5%
UnitedHealth Group, Inc.	1,478	362,570

Hotels, Restaurants & Leisure — 0.4%
Las Vegas Sands Corp.	682	52,068

Industrial Conglomerates — 2.4%
Honeywell International, Inc.	875	126,015
Roper Technologies, Inc.	764	210,768

		336,783

Internet & Direct Marketing Retail — 10.5%
Amazon.com, Inc.*	508	863,677
Booking Holdings, Inc.*	53	107,416
Netflix, Inc.*	1,267	495,746
Wayfair, Inc., Class A*	334	39,701

		1,506,540

Internet Software & Services — 10.2%
Alphabet, Inc., Class C*	610	680,950
Facebook, Inc., Class A*	1,805	350,714
GrubHub, Inc.*	619	64,971
Match Group, Inc.*	1,141	44,198
MercadoLibre, Inc. (Argentina)	498	148,927
Shopify, Inc., Class A (Canada)*	506	73,879
Twitter, Inc.*	2,238	97,729

		1,461,368

IT Services — 12.0%
Mastercard, Inc., Class A	3,843	755,148
PayPal Holdings, Inc.*	4,481	373,154
Square, Inc., Class A*	1,601	98,685
Visa, Inc., Class A	2,578	341,443
Worldpay, Inc.*	1,941	158,751

		1,727,181

Life Sciences Tools & Services — 0.7%
Illumina, Inc.*	178	49,762
Thermo Fisher Scientific, Inc.	229	47,365

		97,127

Personal Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	1,637	233,555

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Professional Services — 0.5%
CoStar Group, Inc.*	174	71,715

Semiconductors & Semiconductor Equipment — 4.7%
Applied Materials, Inc.	3,471	160,308
Broadcom, Inc.	848	205,680
NVIDIA Corp.	1,322	313,245

		679,233

Software — 15.5%
Activision Blizzard, Inc.	4,668	356,285
Adobe Systems, Inc.*	1,727	421,011
Atlassian Corp. plc, Class A*	841	52,604
Electronic Arts, Inc.*	2,055	289,778
Microsoft Corp.	4,243	418,373
salesforce.com, Inc.*	2,302	313,966
ServiceNow, Inc.*	2,123	366,197

		2,218,214

Specialty Retail — 4.3%
Home Depot, Inc. (The)	2,353	459,059
Ross Stores, Inc.	1,864	157,980

		617,039

Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	3,172	587,246

Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc.*	746	93,113

Trading Companies & Distributors — 0.8%
United Rentals, Inc.*	764	112,789

Total Common Stocks (Cost $6,976,089)		14,078,419

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $255,806)	255,806	255,806

Total Investments — 99.9% (Cost $7,231,895)		14,334,225
Other Assets Less Liabilities — 0.1%		16,362

NET ASSETS — 100.0%		$14,350,587

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 0.4%
General Dynamics Corp.	41	7,550

Airlines — 3.2%
Delta Air Lines, Inc.	589	29,154
Southwest Airlines Co.	326	16,597
United Continental Holdings, Inc.*	94	6,579

		52,330

Auto Components — 1.0%
Adient plc	111	5,436
American Axle & Manufacturing Holdings, Inc.*	733	11,405

		16,841

Automobiles — 4.0%
Ford Motor Co.	2,493	27,600
General Motors Co.	988	38,923

		66,523

Banks — 14.5%
Bank of America Corp.	2,324	65,516
Citigroup, Inc.	717	47,950
Huntington Bancshares, Inc.	787	11,622
IBERIABANK Corp.	82	6,246
ING Groep NV, ADR (Netherlands)	746	10,688
KeyCorp	1,813	35,430
Signature Bank*	80	10,282
SunTrust Banks, Inc.	172	11,322
Wells Fargo & Co.	741	41,080

		240,136

Biotechnology — 1.1%
Biogen, Inc.*	28	8,214
Gilead Sciences, Inc.	132	9,358

		17,572

Capital Markets — 5.0%
Ameriprise Financial, Inc.	30	4,140
Bank of New York Mellon Corp. (The)	215	11,568
Goldman Sachs Group, Inc. (The)	27	6,022
Morgan Stanley	710	33,673
State Street Corp.	303	28,178

		83,581

Chemicals — 4.1%
Celanese Corp., Series A	150	16,681
DowDuPont, Inc.	294	19,350
Eastman Chemical Co.	280	27,999
Mosaic Co. (The)	149	4,166

		68,196

INVESTMENTS	SHARES (000)		VALUE ($000)

Consumer Finance — 1.0%
Capital One Financial Corp.	177		16,230

Containers & Packaging — 0.5%
Crown Holdings, Inc.*	189		8,446

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B*	73		13,588
Voya Financial, Inc.	156		7,313

			20,901

Diversified Telecommunication Services — 0.0% (a)
AT&T, Inc.	—	(b)	—	(b)

Electric Utilities — 0.8%
American Electric Power Co., Inc.	94		6,482
Xcel Energy, Inc.	141		6,450

			12,932

Electrical Equipment — 1.7%
Eaton Corp. plc	387		28,887

Equity Real Estate Investment Trusts (REITs) — 1.2%
Brixmor Property Group, Inc.	323		5,625
Iron Mountain, Inc.	141		4,919
Ventas, Inc.	103		5,843
Vornado Realty Trust	49		3,600

			19,987

Food & Staples Retailing — 1.3%
Walgreens Boots Alliance, Inc.	349		20,933

Health Care Equipment & Supplies — 1.7%
Zimmer Biomet Holdings, Inc.	254		28,306

Health Care Providers & Services — 6.3%
AmerisourceBergen Corp.	325		27,696
Cigna Corp.	311		52,872
CVS Health Corp.	358		23,037

			103,605

Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Corp.*	1,007		10,778

Household Durables — 4.1%
Lennar Corp., Class A	983		51,629
Lennar Corp., Class B	—	(b)	9
Mohawk Industries, Inc.*	39		8,335
Taylor Morrison Home Corp., Class A*	343		7,125

			67,098

Insurance — 7.4%
American International Group, Inc.	432		22,889
Athene Holding Ltd., Class A*	523		22,941

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Hartford Financial Services Group, Inc. (The)	209	10,681
Lincoln National Corp.	351	21,850
MetLife, Inc.	296	12,924
Principal Financial Group, Inc.	194	10,246
Prudential Financial, Inc.	216	20,198

		121,729

Internet & Direct Marketing Retail — 0.7%
Expedia Group, Inc.	91	10,985

Internet Software & Services — 0.4%
Alphabet, Inc., Class A*	5	6,098

Machinery — 4.3%
Ingersoll-Rand plc	247	22,163
PACCAR, Inc.	322	19,976
Snap-on, Inc.	59	9,467
Stanley Black & Decker, Inc.	151	20,001

		71,607

Media — 4.3%
Altice USA, Inc., Class A	347	5,913
Charter Communications, Inc., Class A*	92	26,887
Comcast Corp., Class A	805	26,402
DISH Network Corp., Class A*	138	4,653
Walt Disney Co. (The)	67	6,970

		70,825

Metals & Mining — 1.0%
AK Steel Holding Corp.*	2,004	8,699
United States Steel Corp.	230	7,978

		16,677

Oil, Gas & Consumable Fuels — 13.7%
Chevron Corp.	215	27,132
Concho Resources, Inc.*	178	24,585
Diamondback Energy, Inc.	264	34,708
EOG Resources, Inc.	221	27,474
EQT Corp.	352	19,401
Marathon Petroleum Corp.	111	7,816
Occidental Petroleum Corp.	454	37,982
Parsley Energy, Inc., Class A*	346	10,462
Pioneer Natural Resources Co.	195	36,883

		226,443

Pharmaceuticals — 4.8%
Allergan plc	71	11,771
Johnson & Johnson	138	16,684
Merck & Co., Inc.	355	21,524
Pfizer, Inc.	809	29,336

		79,315

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 4.7%
Analog Devices, Inc.	192	18,445
Broadcom, Inc.	143	34,770
Microchip Technology, Inc.	191	17,408
Teradyne, Inc.	137	5,231
Universal Display Corp.	31	2,649

		78,503

Software — 2.1%
Microsoft Corp.	67	6,577
Oracle Corp.	628	27,652

		34,229

Specialty Retail — 0.4%
AutoZone, Inc.*	10	6,642

Tobacco — 1.3%
Philip Morris International, Inc.	260	21,017

Total Common Stocks (Cost $1,555,196)		1,634,902

	NO. OF WARRANTS (000)
WARRANTS — 0.0% (a)
Consumer Finance — 0.0% (a)
Emergent Capital, Inc.
expiring 10/1/2019, price 10.75*‡ (Cost $—)	36	—	(b)

	SHARES (000)
Short-term Investments — 5.5%
Investment Companies — 5.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (c) (d) (Cost $90,740)	90,740	90,740

Total Investments — 104.4% (Cost $1,645,936)		1,725,642
Liabilities in Excess of Other Assets — (4.4%)		(73,290)

NET ASSETS — 100.0%		$1,652,352

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Amount rounds to less than one thousand.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 3.7%
Boeing Co. (The)	546	183,261
General Dynamics Corp.	969	180,608
L3 Technologies, Inc.	235	45,152
Northrop Grumman Corp.	461	141,713

		550,734

Airlines — 0.2%
Delta Air Lines, Inc.	666	32,971

Auto Components — 0.2%
Aptiv plc	146	13,373
Delphi Technologies plc	310	14,074

		27,447

Automobiles — 0.1%
Ford Motor Co.	2,124	23,517

Banks — 6.7%
Bank of America Corp.	14,166	399,336
Citigroup, Inc.	4,244	283,983
East West Bancorp, Inc.	57	3,690
First Republic Bank	387	37,453
Huntington Bancshares, Inc.	4,033	59,528
KeyCorp	548	10,708
SunTrust Banks, Inc.	964	63,661
SVB Financial Group*	81	23,320
Wells Fargo & Co.	1,406	77,958
Zions Bancorp	894	47,126

		1,006,763

Beverages — 3.3%
Coca-Cola Co. (The)	5,322	233,410
Molson Coors Brewing Co., Class B	353	24,036
PepsiCo, Inc.	2,145	233,498

		490,944

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.*	25	3,134
Biogen, Inc.*	377	109,343
Celgene Corp.*	45	3,583
Gilead Sciences, Inc.	460	32,558
Incyte Corp.*	325	21,804
Vertex Pharmaceuticals, Inc.*	617	104,834

		275,256

Building Products — 0.3%
Allegion plc	341	26,348
Masco Corp.	394	14,733

		41,081

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 2.6%
Bank of New York Mellon Corp. (The)	1,776	95,794
Charles Schwab Corp. (The)	463	23,650
Goldman Sachs Group, Inc. (The)	41	9,137
Intercontinental Exchange, Inc.	446	32,811
Morgan Stanley	4,863	230,510
S&P Global, Inc.	29	5,948

		397,850

Chemicals — 0.6%
DowDuPont, Inc.	1,140	75,151
Eastman Chemical Co.	129	12,937

		88,088

Commercial Services & Supplies — 0.1%
Waste Management, Inc.	107	8,701

Consumer Finance — 0.3%
Capital One Financial Corp.	511	46,952

Containers & Packaging — 1.3%
Crown Holdings, Inc.*	2,114	94,617
WestRock Co.	1,708	97,391

		192,008

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B*	62	11,554
Voya Financial, Inc.	449	21,108

		32,662

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	2,918	146,795

Electric Utilities — 2.2%
American Electric Power Co., Inc.	270	18,672
NextEra Energy, Inc.	1,105	184,605
Xcel Energy, Inc.	2,793	127,596

		330,873

Electrical Equipment — 1.2%
Eaton Corp. plc	2,392	178,742

Equity Real Estate Investment Trusts (REITs) — 0.9%
AvalonBay Communities, Inc.	356	61,134
Ventas, Inc.	955	54,359
Vornado Realty Trust	369	27,268

		142,761

Food Products — 1.3%
Mondelez International, Inc., Class A	4,672	191,557

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 2.4%
Becton Dickinson and Co.	121	29,054
Boston Scientific Corp.*	3,856	126,092
Danaher Corp.	88	8,671
Medtronic plc	1,769	151,455
Zimmer Biomet Holdings, Inc.	389	43,387

		358,659

Health Care Providers & Services — 4.8%
Aetna, Inc.	481	88,283
AmerisourceBergen Corp.	185	15,806
Cigna Corp.	255	43,403
CVS Health Corp.	2,611	168,021
UnitedHealth Group, Inc.	1,640	402,383

		717,896

Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Holdings, Inc.	81	6,377
Yum! Brands, Inc.	244	19,109

		25,486

Household Durables — 1.0%
DR Horton, Inc.	1,497	61,360
Lennar Corp., Class A	1,606	84,311

		145,671

Industrial Conglomerates — 0.4%
Honeywell International, Inc.	466	67,182

Insurance — 3.5%
American International Group, Inc.	3,280	173,906
Brighthouse Financial, Inc.*	482	19,304
Hartford Financial Services Group, Inc. (The)	2,696	137,852
Lincoln National Corp.	944	58,765
Principal Financial Group, Inc.	1,193	63,165
Prudential Financial, Inc.	779	72,818

		525,810

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	298	507,057
Expedia Group, Inc.	161	19,322
Netflix, Inc.*	100	39,179

		565,558

Internet Software & Services — 6.2%
Alphabet, Inc., Class A*	487	550,292
Alphabet, Inc., Class C*	163	181,503
Facebook, Inc., Class A*	1,030	200,097

		931,892

INVESTMENTS	SHARES (000)		VALUE ($000)

IT Services — 4.7%
Accenture plc, Class A	1,078		176,286
Alliance Data Systems Corp.	319		74,432
Fidelity National Information Services, Inc.	123		13,033
Mastercard, Inc., Class A	100		19,566
PayPal Holdings, Inc.*	1,050		87,433
Visa, Inc., Class A	2,420		320,466
WEX, Inc.*	52		9,952
Worldpay, Inc.*	58		4,764

			705,932

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	—	(a)	6
Thermo Fisher Scientific, Inc.	288		59,667

			59,673

Machinery — 1.6%
Caterpillar, Inc.	1,264		171,499
Deere & Co.	121		16,925
Parker-Hannifin Corp.	61		9,471
Stanley Black & Decker, Inc.	346		45,999

			243,894

Media — 3.8%
Charter Communications, Inc., Class A*	531		155,796
Comcast Corp., Class A	1,018		33,385
Discovery, Inc., Class A*	1,493		41,071
DISH Network Corp., Class A*	1,603		53,862
Twenty-First Century Fox, Inc., Class A	125		6,221
Walt Disney Co. (The)	2,698		282,748

			573,083

Multiline Retail — 0.6%
Dollar Tree, Inc.*	1,118		95,052

Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	1,330		72,013

Oil, Gas & Consumable Fuels — 6.8%
Andeavor	72		9,459
Chevron Corp.	64		8,065
Diamondback Energy, Inc.	969		127,490
EOG Resources, Inc.	2,063		256,659
EQT Corp.	467		25,776
Marathon Petroleum Corp.	1,361		95,472
Occidental Petroleum Corp.	2,415		202,050
Parsley Energy, Inc., Class A*	2,559		77,475
Pioneer Natural Resources Co.	1,198		226,785

			1,029,231

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — 5.7%
Allergan plc	58	9,614
Bristol-Myers Squibb Co.	445	24,605
Eli Lilly & Co.	520	44,358
Johnson & Johnson	2,481	301,015
Merck & Co., Inc.	1,896	115,104
Mylan NV*	108	3,890
Nektar Therapeutics*	419	20,475
Pfizer, Inc.	9,273	336,441

		855,502

Road & Rail — 2.8%
Norfolk Southern Corp.	1,777	268,091
Union Pacific Corp.	1,038	147,049

		415,140

Semiconductors & Semiconductor Equipment — 6.8%
Analog Devices, Inc.	1,760	168,834
Broadcom, Inc.	969	235,040
Microchip Technology, Inc.	1,161	105,619
NVIDIA Corp.	946	224,200
Texas Instruments, Inc.	2,413	266,002
Universal Display Corp.	254	21,876

		1,021,571

Software — 6.3%
Adobe Systems, Inc.*	37	8,953
Electronic Arts, Inc.*	58	8,204
Intuit, Inc.	20	4,179
Microsoft Corp.	6,463	637,341
Oracle Corp.	1,020	44,954
salesforce.com, Inc.*	1,451	197,901
Workday, Inc., Class A*	352	42,627

		944,159

Specialty Retail — 3.3%
AutoZone, Inc.*	234	157,014
Home Depot, Inc. (The)	689	134,504
Lowe’s Cos., Inc.	41	3,963
O’Reilly Automotive, Inc.*	478	130,652
Ross Stores, Inc.	852	72,168

		498,301

Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	2,575	476,749
Hewlett Packard Enterprise Co.	1,491	21,778

		498,527

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	1,657	132,041
PVH Corp.	51	7,590

		139,631

Tobacco — 0.4%
Altria Group, Inc.	244	13,875
Philip Morris International, Inc.	555	44,833

		58,708

Trading Companies & Distributors — 0.5%
Fastenal Co.	1,714	82,501

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	896	53,533

Total Common Stocks (Cost $10,906,091)		14,890,307

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)
Consumer Finance — 0.0% (b)
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $ —)	24	—	(a)

	SHARES (000)
Short-Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (c) (d) (Cost $152,987)	152,987	152,987

Total Investments — 99.9% (Cost $11,059,078)		15,043,294
Other Assets Less Liabilities — 0.1%		14,803

NET ASSETS — 100.0%		$15,058,097

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	534	09/2018	USD	72,667	(1,246)

					(1,246)

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.05% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 2.1%
Boeing Co. (The)	64	21,540
General Dynamics Corp.	205	38,289
Harris Corp.	32	4,683
Northrop Grumman Corp.	121	37,232
United Technologies Corp.	318	39,759

		141,503

Airlines — 0.5%
Delta Air Lines, Inc.	607	30,066
United Continental Holdings, Inc.*	71	4,944

		35,010

Auto Components — 0.3%
Aptiv plc	144	13,177
Delphi Technologies plc	163	7,387

		20,564

Automobiles — 0.5%
Ford Motor Co.	2,998	33,185

Banks — 5.7%
Bank of America Corp.	4,581	129,133
BB&T Corp.	362	18,269
Citigroup, Inc.	1,352	90,496
Fifth Third Bancorp	152	4,362
Huntington Bancshares, Inc.	903	13,327
KeyCorp	1,000	19,548
SunTrust Banks, Inc.	354	23,358
SVB Financial Group*	15	4,274
Wells Fargo & Co.	1,506	83,470

		386,237

Beverages — 2.7%
Coca-Cola Co. (The)	981	43,031
Constellation Brands, Inc., Class A	77	16,875
Molson Coors Brewing Co., Class B	640	43,519
PepsiCo, Inc.	714	77,722

		181,147

Biotechnology — 2.4%
AbbVie, Inc.	310	28,740
Alexion Pharmaceuticals, Inc.*	64	7,995
Amgen, Inc.	107	19,696
Biogen, Inc.*	98	28,356
Celgene Corp.*	225	17,854
Gilead Sciences, Inc.	499	35,328
Vertex Pharmaceuticals, Inc.*	136	23,132

		161,101

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.7%
Allegion plc	252	19,510
Masco Corp.	676	25,277

		44,787

Capital Markets — 3.2%
Bank of New York Mellon Corp. (The)	402	21,701
BlackRock, Inc.	17	8,534
Charles Schwab Corp. (The)	615	31,401
CME Group, Inc.	41	6,737
Intercontinental Exchange, Inc.	354	26,015
Morgan Stanley	1,281	60,724
State Street Corp.	554	51,581
T. Rowe Price Group, Inc.	82	9,473

		216,166

Chemicals — 2.0%
Celanese Corp., Series A	143	15,904
DowDuPont, Inc.	1,267	83,508
Eastman Chemical Co.	342	34,196

		133,608

Communications Equipment — 0.3%
Cisco Systems, Inc.	416	17,887
Motorola Solutions, Inc.	30	3,468

		21,355

Consumer Finance — 0.8%
American Express Co.	76	7,477
Capital One Financial Corp.	480	44,140

		51,617

Containers & Packaging — 0.4%
Crown Holdings, Inc.*	218	9,766
WestRock Co.	307	17,494

		27,260

Diversified Consumer Services — 0.0% (a)
H&R Block, Inc.	119	2,713

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B*	515	96,031
Voya Financial, Inc.	70	3,276

		99,307

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	802	25,742
Verizon Communications, Inc.	533	26,790

		52,532

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — 2.2%
American Electric Power Co., Inc.	281	19,473
Exelon Corp.	768	32,717
NextEra Energy, Inc.	393	65,659
PG&E Corp.	144	6,112
Xcel Energy, Inc.	568	25,946

		149,907

Electrical Equipment — 0.6%
Eaton Corp. plc	538	40,218

Equity Real Estate Investment Trusts (REITs) — 2.2%
AvalonBay Communities, Inc.	163	28,070
Brixmor Property Group, Inc.	163	2,837
Digital Realty Trust, Inc.	45	5,066
Equinix, Inc.	26	11,134
Equity Residential	373	23,763
Federal Realty Investment Trust	89	11,225
Prologis, Inc.	104	6,845
Public Storage	134	30,467
Ventas, Inc.	158	9,004
Vornado Realty Trust	274	20,239

		148,650

Food & Staples Retailing — 0.4%
Walgreens Boots Alliance, Inc.	465	27,907

Food Products — 0.8%
Mondelez International, Inc., Class A	1,405	57,593

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	571	34,850
Becton Dickinson and Co.	168	40,270
Boston Scientific Corp.*	1,373	44,900
Danaher Corp.	174	17,180
Intuitive Surgical, Inc.*	24	11,388
Medtronic plc	387	33,123
Zimmer Biomet Holdings, Inc.	277	30,913

		212,624

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	148	12,628
Cigna Corp.	245	41,655
CVS Health Corp.	291	18,739
UnitedHealth Group, Inc.	510	125,148

		198,170

Hotels, Restaurants & Leisure — 0.7%
Hilton Worldwide Holdings, Inc.	298	23,606
Royal Caribbean Cruises Ltd.	67	6,910
Yum! Brands, Inc.	258	20,173

		50,689

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.3%
Lennar Corp., Class A	362	19,016
Toll Brothers, Inc.	103	3,791

		22,807

Household Products — 0.6%
Colgate-Palmolive Co.	251	16,280
Procter & Gamble Co. (The)	356	27,751

		44,031

Industrial Conglomerates — 1.1%
Honeywell International, Inc.	510	73,451

Insurance — 2.4%
American International Group, Inc.	919	48,725
Chubb Ltd.	32	4,090
Everest Re Group Ltd.	27	6,108
Hartford Financial Services Group, Inc. (The)	521	26,618
Lincoln National Corp.	317	19,740
Marsh & McLennan Cos., Inc.	108	8,869
MetLife, Inc.	685	29,862
Principal Financial Group, Inc.	78	4,135
Prudential Financial, Inc.	139	12,951

		161,098

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	123	209,245
Booking Holdings, Inc.*	7	13,784
Expedia Group, Inc.	65	7,837
Netflix, Inc.*	49	19,063

		249,929

Internet Software & Services — 5.7%
Alphabet, Inc., Class A*	107	120,677
Alphabet, Inc., Class C*	103	115,358
Facebook, Inc., Class A*	757	147,042

		383,077

IT Services — 4.0%
Accenture plc, Class A	296	48,455
Alliance Data Systems Corp.	42	9,748
Fidelity National Information Services, Inc.	341	36,114
International Business Machines Corp.	133	18,552
Mastercard, Inc., Class A	131	25,764
PayPal Holdings, Inc.*	152	12,648
Visa, Inc., Class A	792	104,874
Worldpay, Inc.*	129	10,579

		266,734

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	95	5,887
Illumina, Inc.*	44	12,261
Thermo Fisher Scientific, Inc.	114	23,635

		41,783

Machinery — 2.7%
Caterpillar, Inc.	137	18,519
Cummins, Inc.	163	21,639
Deere & Co.	58	8,081
Ingersoll-Rand plc	533	47,826
PACCAR, Inc.	302	18,681
Parker-Hannifin Corp.	40	6,187
Snap-on, Inc.	137	21,938
Stanley Black & Decker, Inc.	318	42,194

		185,065

Media — 3.9%
Charter Communications, Inc., Class A*	182	53,393
Comcast Corp., Class A	2,431	79,758
Discovery, Inc., Class A*	141	3,875
DISH Network Corp., Class A*	381	12,809
Sirius XM Holdings, Inc.	1,631	11,045
Twenty-First Century Fox, Inc., Class A	773	38,425
Walt Disney Co. (The)	591	61,901

		261,206

Metals & Mining — 0.3%
Alcoa Corp.*	68	3,202
Freeport-McMoRan, Inc.	572	9,873
Newmont Mining Corp.	140	5,264

		18,339

Multiline Retail — 0.9%
Dollar General Corp.	277	27,352
Dollar Tree, Inc.*	377	32,028

		59,380

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	612	33,107
WEC Energy Group, Inc.	206	13,311

		46,418

Oil, Gas & Consumable Fuels — 6.3%
Andeavor	99	13,013
Chevron Corp.	632	79,954
Concho Resources, Inc.*	167	23,077
Diamondback Energy, Inc.	216	28,432
EOG Resources, Inc.	541	67,317

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
EQT Corp.	277	15,279
Exxon Mobil Corp.	613	50,681
Marathon Petroleum Corp.	559	39,198
Occidental Petroleum Corp.	480	40,150
ONEOK, Inc.	197	13,745
Pioneer Natural Resources Co.	276	52,230

		423,076

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	177	25,213

Pharmaceuticals — 4.6%
Allergan plc	137	22,907
Bristol-Myers Squibb Co.	522	28,910
Eli Lilly & Co.	475	40,566
Johnson & Johnson	609	73,896
Merck & Co., Inc.	775	47,049
Mylan NV*	238	8,583
Pfizer, Inc.	2,264	82,123
Zoetis, Inc.	39	3,288

		307,322

Road & Rail — 1.9%
Norfolk Southern Corp.	354	53,347
Union Pacific Corp.	546	77,315

		130,662

Semiconductors & Semiconductor Equipment — 4.4%
Analog Devices, Inc.	662	63,518
Broadcom, Inc.	228	55,273
Intel Corp.	277	13,750
Microchip Technology, Inc.	267	24,238
Micron Technology, Inc.*	178	9,350
NVIDIA Corp.	270	63,845
Texas Instruments, Inc.	577	63,636

		293,610

Software — 6.8%
Activision Blizzard, Inc.	50	3,778
Adobe Systems, Inc.*	144	35,084
Intuit, Inc.	135	27,622
Microsoft Corp.	2,824	278,456
Oracle Corp.	785	34,565
salesforce.com, Inc.*	452	61,694
Workday, Inc., Class A*	126	15,309

		456,508

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 3.3%
AutoZone, Inc.*	48	32,003
Best Buy Co., Inc.	276	20,592
Home Depot, Inc. (The)	435	84,771
Lowe’s Cos., Inc.	244	23,300
O’Reilly Automotive, Inc.*	103	28,041
Ross Stores, Inc.	311	26,357
TJX Cos., Inc. (The)	74	7,081

		222,145

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	1,394	258,117
Hewlett Packard Enterprise Co.	1,769	25,842
HP, Inc.	1,218	27,646

		311,605

Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	526	41,888
PVH Corp.	198	29,584
Ralph Lauren Corp.	54	6,789

		78,261

Tobacco — 1.1%
Altria Group, Inc.	279	15,816
Philip Morris International, Inc.	700	56,542

		72,358

Trading Companies & Distributors — 0.2%
Fastenal Co.	275	13,221
United Rentals, Inc.*	19	2,731

		15,952

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	335	20,028

Total Common Stocks (Cost $4,804,917)		6,663,908

Short-Term Investments — 1.7%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $106,088)	106,088	106,088

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 2.01%, 1/31/2019 (d) (e) (Cost $5,724)	5,792	5,721

Total Short-Term Investments (Cost $111,812)		111,809

Total Investments — 100.6% (Cost $4,916,729)		6,775,717
Liabilities in Excess of Other Assets — (0.6%)		(38,627)

NET ASSETS — 100.0%		$6,737,090

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	501	09/2018	USD	68,176	(1,431)

					(1,431)

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
(d)	All or a portion of this security is deposited with the broker as initial margin for future contracts.
(e)	The rate shown is the effective yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$243,066		$16,661,428		$587,078		$2,395,017
Investments in affiliates, at value	10,204		608,619		27,866		92,778
Options purchased, at value	—		—		—		34,221
Deposits at broker for futures contracts	—		—		—		3,219
Receivables:
Investment securities sold	—		—		613		56,632
Fund shares sold	268		37,178		616		11,881
Dividends from non-affiliates	105		29,045		725		1,691
Dividends from affiliates	13		870		37		66
Variation margin on futures contracts	—		—		—		503
Other assets	11		—		—		—

Total Assets	253,667		17,337,140		616,935		2,596,008

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—	(a)	46
Distributions	—		—	(a)	—		—
Investment securities purchased	—		40,617		5,498		132,904
Fund shares redeemed	108		30,438		149		2,580
Outstanding options written, at fair value	—		—		—		30,928
Accrued liabilities:
Investment advisory fees	90		5,623		167		372
Administration fees	—		1,148		20		88
Distribution fees	3		1,506		113		105
Service fees	52		2,326		58		463
Custodian and accounting fees	5		80		6		24
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Audit fees	20		25		20		32
Printing and mailing cost	17		462		24		26
Other	2		420		117		48

Total Liabilities	297		82,645		6,172		167,616

Net Assets	$253,370		$17,254,495		$610,763		$2,428,392

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$195,594	$12,652,623	$389,264		$2,302,455
Accumulated undistributed (distributions in excess of) net investment income	740	12,076	242		902
Accumulated net realized gains (losses)	8,292	203,140	21,171		(81,585)
Net unrealized appreciation (depreciation)	48,744	4,386,656	200,086		206,620

Total Net Assets	$253,370	$17,254,495	$610,763		$2,428,392

Net Assets:
Class A	$4,077	$3,022,879	$476,090		$277,898
Class C	3,017	1,303,731	23,034		81,030
Class I	246,276	6,320,979	77,737		1,947,444
Class R2	—	80,330	41		—
Class R3	—	91,267	22		—
Class R4	—	23,451	22		—
Class R5	—	1,097,476	43		123
Class R6	—	5,314,382	33,774		121,897

Total	$253,370	$17,254,495	$610,763		$2,428,392

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	128	179,758	9,567		14,306
Class C	98	79,010	513		4,192
Class I	7,664	369,643	1,483		100,039
Class R2	—	4,799	1		—
Class R3	—	5,431	—	(a)	—
Class R4	—	1,372	—	(a)	—
Class R5	—	64,138	1		6
Class R6	—	310,795	640		6,254

Net Asset Value (b):
Class A — Redemption price per share	$31.83	$16.82	$49.77		$19.43
Class C — Offering price per share (c)	30.75	16.50	44.91		19.33
Class I — Offering and redemption price per share	32.13	17.10	52.41		19.47
Class R2 — Offering and redemption price per share	—	16.74	49.98		—
Class R3 — Offering and redemption price per share	—	16.80	52.41		—
Class R4 — Offering and redemption price per share	—	17.09	52.41		—
Class R5 — Offering and redemption price per share	—	17.11	52.74		19.50
Class R6 — Offering and redemption price per share	—	17.10	52.75		19.49
Class A maximum sales charge	5.25%	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.59	$17.75	$52.53		$20.51

Cost of investments in non-affiliates	$194,322	$12,274,772	$386,992		$2,189,916
Cost of investments in affiliates	10,204	608,619	27,866		92,778
Cost of options purchased	—	—	—		33,735
Premiums received from options written	—	—	—		31,964

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$14,078,419		$1,634,902		$14,890,307		$6,669,629
Investments in affiliates, at value	255,806		90,740		152,987		106,088
Deposits at broker for futures contracts	—		—		3,250		625
Receivables:
Investment securities sold	32,150		5,554		156,311		294,958
Fund shares sold	17,177		2,176		15,988		2,441
Dividends from non-affiliates	406		1,510		10,829		5,033
Dividends from affiliates	284		69		252		141
Variation margin on futures contracts	—		—		56		60

Total Assets	14,384,242		1,734,951		15,229,980		7,078,975

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	18		—	(a)
Distributions	—		—		—	(a)	—
Investment securities purchased	—		79,987		130,083		73,566
Fund shares redeemed	24,785		1,737		34,190		266,621
Accrued liabilities:
Investment advisory fees	4,880		444		4,528		1,096
Administration fees	255		47		697		246
Distribution fees	954		101		594		59
Service fees	1,549		131		915		79
Custodian and accounting fees	67		12		83		41
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		10		2
Audit fees	15		25		22		22
Printing and mailing cost	609		35		498		79
Other	541		80		245		74

Total Liabilities	33,655		82,599		171,883		341,885

Net Assets	$14,350,587		$1,652,352		$15,058,097		$6,737,090

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
NET ASSETS:
Paid-in-Capital	$6,339,923	$1,494,488	$10,099,680	$4,533,570
Accumulated undistributed (distributions in excess of) net investment income	541	813	4,632	2,513
Accumulated net realized gains (losses)	907,793	77,345	970,815	343,450
Net unrealized appreciation (depreciation)	7,102,330	79,706	3,982,970	1,857,557

Total Net Assets	$14,350,587	$1,652,352	$15,058,097	$6,737,090

Net Assets:
Class A	$2,481,816	$236,470	$1,340,858	$278,766
Class C	534,199	69,445	302,297	—
Class I	4,413,908	378,058	1,521,535	268,898
Class L	—	—	1,679,995	476,809
Class R2	156,775	17,046	265,675	—
Class R3	6,865	—	61,413	—
Class R4	5,930	—	10,531	—
Class R5	788,766	23,166	938,744	—
Class R6	5,962,328	928,167	8,937,049	5,712,617

Total	$14,350,587	$1,652,352	$15,058,097	$6,737,090

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	58,478	15,653	81,375	9,826
Class C	15,620	4,785	18,905	—
Class I	102,989	25,458	92,136	9,399
Class L	—	—	101,604	16,690
Class R2	3,808	1,137	16,259	—
Class R3	161	—	3,738	—
Class R4	138	—	638	—
Class R5	18,069	1,546	56,757	—
Class R6	135,672	62,312	539,536	199,926

Net Asset Value (a):
Class A — Redemption price per share	$42.44	$15.11	$16.48	$28.37
Class C — Offering price per share (b)	34.20	14.51	15.99	—
Class I — Offering and redemption price per share	42.86	14.85	16.51	28.61
Class L — Offering and redemption price per share	—	—	16.53	28.57
Class R2 — Offering and redemption price per share	41.17	14.99	16.34	—
Class R3 — Offering and redemption price per share	42.64	—	16.43	—
Class R4 — Offering and redemption price per share	42.85	—	16.50	—
Class R5 — Offering and redemption price per share	43.65	14.99	16.54	—
Class R6 — Offering and redemption price per share	43.95	14.90	16.56	28.57
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.79	$15.95	$17.39	$29.94

Cost of investments in non-affiliates	$6,976,089	$1,555,196	$10,906,091	$4,810,641
Cost of investments in affiliates	255,806	90,740	152,987	106,088

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	(a)	$—		$13
Interest income from affiliates	—	(a)	9		—	(a)	6
Dividend income from non-affiliates	2,957		412,676		12,884		27,508
Dividend income from affiliates	107		4,694		152		534

Total investment income	3,064		417,379		13,036		28,061

EXPENSES:
Investment advisory fees	1,338		65,216		2,303		3,966
Administration fees	181		13,249		468		1,288
Distribution fees:
Class A	10		7,937		1,153		554
Class C	25		10,114		188		421
Class R2	—		439		—	(a)	—
Class R3 (b)	—		164		—	(a)	—
Service fees:
Class A	10		7,937		1,153		554
Class C	9		3,371		63		140
Class I	539		14,977		181		3,216
Class R2	—		219		—	(a)	—
Class R3 (b)	—		164		—	(a)	—
Class R4 (b)	—		40		—	(a)	—
Class R5	—		1,028		—	(a)	— (a)
Custodian and accounting fees	27		435		33		118
Professional fees	52		218		64		93
Trustees’ and Chief Compliance Officer’s fees	26		79		27		29
Printing and mailing costs	57		769		25		120
Registration and filing fees	43		522		99		263
Transfer agency fees (See Note 2.E.)	7		673		265		48
Other	8		297		20		28

Total expenses	2,332		127,848		6,042		10,838

Less fees waived	(385)		(791)		(607)		(476)
Less expense reimbursements	—		—		—	(a)	(7)

Net expenses	1,947		127,057		5,435		10,355

Net investment income (loss)	1,117		290,322		7,601		17,706

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,273		305,643		36,587		(1,135)
Options purchased	—		—		—		(81,493)
Futures contracts	—		—		—		4,852
Options written	—		—		—		25,056

Net realized gain (loss)	10,273		305,643		36,587		(52,720)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	18,485		913,007		20,167		129,215
Options purchased	—		—		—		717
Futures contracts	—		—		—		8
Options written	—		—		—		1,086

Change in net unrealized appreciation/depreciation	18,485		913,007		20,167		131,026

Net realized/unrealized gains (losses)	28,758		1,218,650		56,754		78,306

Change in net assets resulting from operations	$29,875		$1,508,972		$64,355		$96,012

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)	$—	$66
Interest income from affiliates	4		3	5	— (a)
Dividend income from non-affiliates	91,380		25,573	244,332	127,144
Dividend income from affiliates	2,991		432	1,780	811

Total investment income	94,375		26,008	246,117	128,021

EXPENSES:
Investment advisory fees	65,677		5,574	60,466	18,367
Administration fees	10,674		1,132	12,285	5,971
Distribution fees:
Class A	6,562		602	3,486	922
Class C	3,808		457	2,318	—
Class R2	762		57	1,362	—
Class R3	11		—	120	—
Service fees:
Class A	6,562		602	3,486	922
Class C	1,269		152	772	—
Class I	10,025		733	3,660	702
Class L	—		—	1,931	748
Class R2	381		29	681	—
Class R3	11		—	120	—
Class R4	26		—	15	—
Class R5	822		21	941	—
Custodian and accounting fees	346		57	467	212
Interest expense to affiliates	—	(a)	— (a)	—	—
Professional fees	212		67	238	139
Trustees’ and Chief Compliance Officer’s fees	70		30	22	17
Printing and mailing costs	616		78	761	219
Registration and filing fees	181		203	319	46
Transfer agency fees (See Note 2.E.)	687		110	466	110
Other	333		28	273	135

Total expenses	109,035		9,932	94,189	28,510

Less fees waived	(15,344)		(1,001)	(6,444)	(7,876)
Less expense reimbursements	(32)		(10)	(61)	(53)

Net expenses	93,659		8,921	87,684	20,581

Net investment income (loss)	716		17,087	158,433	107,440

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,428,027		104,778	1,674,351	645,281
Futures contracts	—		—	5,637	6,811

Net realized gain (loss)	1,428,027		104,778	1,679,988	652,092

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,838,302		(52,694)	110,906	215,587
Futures contracts	—		—	(993)	(1,195)

Change in net unrealized appreciation/depreciation	1,838,302		(52,694)	109,913	214,392

Net realized/unrealized gains (losses)	3,266,329		52,084	1,789,901	866,484

Change in net assets resulting from operations	$3,267,045		$69,171	$1,948,334	$973,924

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,117	$321	$290,322	$241,554
Net realized gain (loss)	10,273	11,379	305,643	138,214
Change in net unrealized appreciation/depreciation	18,485	20,067	913,007	1,463,818

Change in net assets resulting from operations	29,875	31,767	1,508,972	1,843,586

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	(46,891)	(55,085)
From net realized gains	(185)	(25)	(29,140)	(21,407)
Class C
From net investment income	—	—	(15,879)	(17,029)
From net realized gains	(170)	(19)	(12,420)	(8,532)
Class I
From net investment income	(511)	(370)	(99,810)	(100,491)
From net realized gains	(10,199)	(1,646)	(50,622)	(31,653)
Class R2
From net investment income	—	—	(1,158)	(1,197)
From net realized gains	—	—	(836)	(512)
Class R3 (a)
From net investment income	—	—	(1,008)	(81)
From net realized gains	—	—	(750)	— (b)
Class R4 (a)
From net investment income	—	—	(300)	(5)
From net realized gains	—	—	(153)	— (b)
Class R5
From net investment income	—	—	(19,165)	(18,214)
From net realized gains	—	—	(9,994)	(5,543)
Class R6
From net investment income	—	—	(91,009)	(49,266)
From net realized gains	—	—	(42,337)	(13,934)

Total distributions to shareholders	(11,066)	(2,061)	(421,472)	(322,949)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	47,717	17,649	1,214,083	1,365,954

NET ASSETS:
Change in net assets	66,526	47,355	2,301,583	2,886,591
Beginning of period	186,844	139,489	14,952,912	12,066,321

End of period	$253,370	$186,844	$17,254,495	$14,952,912

Accumulated undistributed (distributions in excess of) net investment income	$740	$135	$12,076	$(82)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Equity Income Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,601	$6,531	$17,706	$4,860
Net realized gain (loss)	36,587	21,022	(52,720)	(9,989)
Change in net unrealized appreciation/depreciation	20,167	49,974	131,026	53,211

Change in net assets resulting from operations	64,355	77,527	96,012	48,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,773)	(5,553)	(1,774)	(966)
From net realized gains	(19,237)	(21,085)	—	—
Class C
From net investment income	(226)	(261)	(200)	(102)
From net realized gains	(1,089)	(1,409)	—	—
Class I
From net investment income	(1,045)	(757)	(14,219)	(4,137)
From net realized gains	(2,984)	(2,037)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R3 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R5
From net investment income	(1)	— (a)	(1)	— (a)
From net realized gains	(2)	(1)	—	—
Class R6
From net investment income	(304)	(24)	(485)	(12)
From net realized gains	(197)	(1)	—	—

Total distributions to shareholders	(30,861)	(31,129)	(16,679)	(5,217)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	37,564	5,487	1,585,763	480,228

NET ASSETS:
Change in net assets	71,058	51,885	1,665,096	523,093
Beginning of period	539,705	487,820	763,296	240,203

End of period	$610,763	$539,705	$2,428,392	$763,296

Accumulated undistributed (distributions in excess of) net investment income	$242	$107	$902	$32

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$716	$(2,632)	$17,087	$11,242
Net realized gain (loss)	1,428,027	2,090,043	104,778	104,157
Change in net unrealized appreciation/depreciation	1,838,302	995,654	(52,694)	88,765

Change in net assets resulting from operations	3,267,045	3,083,065	69,171	204,164

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,957)	(1,507)
From net realized gains	(341,736)	(325,496)	(18,331)	(5,231)
Class C
From net investment income	—	—	(250)	(170)
From net realized gains	(78,411)	(53,436)	(4,679)	(1,032)
Class I
From net investment income	—	—	(3,416)	(950)
From net realized gains	(495,445)	(328,427)	(22,920)	(1,643)
Class R2
From net investment income	—	—	(82)	(33)
From net realized gains	(20,556)	(15,873)	(855)	(201)
Class R3 (a)
From net realized gains	(239)	(2)	—	—
Class R4 (a)
From net realized gains	(1,429)	(2)	—	—
Class R5
From net investment income	—	—	(276)	(98)
From net realized gains	(107,511)	(98,724)	(1,739)	(290)
Class R6
From net investment income	—	—	(10,517)	(8,323)
From net realized gains	(610,039)	(289,943)	(58,205)	(26,620)

Total distributions to shareholders	(1,655,366)	(1,111,903)	(123,227)	(46,098)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	462,204	(3,398,594)	654,144	184,252

NET ASSETS:
Change in net assets	2,073,883	(1,427,432)	600,088	342,318
Beginning of period	12,276,704	13,704,136	1,052,264	709,946

End of period	$14,350,587	$12,276,704	$1,652,352	$1,052,264

Accumulated undistributed (distributions in excess of) net investment income	$541	$(164)	$813	$374

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$158,433	$136,643	$107,440	$117,738
Net realized gain (loss)	1,679,988	1,274,052	652,092	335,947
Change in net unrealized appreciation/depreciation	109,913	949,838	214,392	874,786

Change in net assets resulting from operations	1,948,334	2,360,533	973,924	1,328,471

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,388)	(10,446)	(3,827)	(6,106)
From net realized gains	(103,922)	(51,421)	—	—
Return of capital	—	—	—	(379)
Class C
From net investment income	(716)	(888)	—	—
From net realized gains	(22,636)	(11,601)	—	—
Class I
From net investment income	(13,503)	(10,661)	(3,737)	(4,149)
From net realized gains	(108,901)	(39,119)	—	—
Return of capital	—	—	—	(215)
Class L
From net investment income	(17,778)	(35,018)	(9,307)	(13,394)
From net realized gains	(128,936)	(116,356)	—	—
Return of capital	—	—	—	(677)
Class R2
From net investment income	(1,146)	(1,117)	—	—
From net realized gains	(20,307)	(7,793)	—	—
Class R3 (a)
From net investment income	(344)	(52)	—	—
From net realized gains	(3,695)	(1)	—	—
Class R4 (a)
From net investment income	(64)	(2)	—	—
From net realized gains	(440)	(1)	—	—
Class R5
From net investment income	(10,060)	(9,792)	—	—
From net realized gains	(68,930)	(30,659)	—	—
Class R6
From net investment income	(104,163)	(66,331)	(86,761)	(105,888)
From net realized gains	(674,676)	(182,725)	—	—
Return of capital	—	—	—	(4,975)

Total distributions to shareholders	(1,289,605)	(573,983)	(103,632)	(135,783)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	102,375	127,956	(1,539,735)	(2,007,733)

NET ASSETS:
Change in net assets	761,104	1,914,506	(669,443)	(815,045)
Beginning of period	14,296,993	12,382,487	7,406,533	8,221,578

End of period	$15,058,097	$14,296,993	$6,737,090	$7,406,533

Accumulated undistributed (distributions in excess of) net investment income	$4,632	$6,113	$2,513	$(62)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,177	$2,075	$525,531	$894,583
Distributions reinvested	186	26	71,651	72,244
Cost of shares redeemed	(971)	(1,176)	(975,605)	(1,551,451)

Change in net assets resulting from Class A capital transactions	$392	$925	$(378,423)	$(584,624)

Class C
Proceeds from shares issued	$529	$2,311	$158,580	$285,012
Distributions reinvested	170	19	25,015	21,767
Cost of shares redeemed	(1,305)	(668)	(358,771)	(377,726)

Change in net assets resulting from Class C capital transactions	$(606)	$1,662	$(175,176)	$(70,947)

Class I
Proceeds from shares issued	$81,292	$77,581	$1,983,704	$2,752,194
Distributions reinvested	10,677	500	131,986	91,463
Cost of shares redeemed	(44,038)	(63,019)	(2,734,993)	(1,583,974)

Change in net assets resulting from Class I capital transactions	$47,931	$15,062	$(619,303)	$1,259,683

Class R2
Proceeds from shares issued	$—	$—	$18,053	$25,628
Distributions reinvested	—	—	1,710	1,465
Cost of shares redeemed	—	—	(33,335)	(26,181)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(13,572)	$912

Class R3 (a)
Proceeds from shares issued	$—	$—	$82,515	$25,864
Distributions reinvested	—	—	1,736	81
Cost of shares redeemed	—	—	(19,935)	(1,061)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$64,316	$24,884

Class R4 (a)
Proceeds from shares issued	$—	$—	$29,460	$1,348
Distributions reinvested	—	—	452	5
Cost of shares redeemed	—	—	(8,782)	(22)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$21,130	$1,331

Class R5
Proceeds from shares issued	$—	$—	$468,882	$335,193
Distributions reinvested	—	—	26,960	20,248
Cost of shares redeemed	—	—	(382,098)	(265,692)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$113,744	$89,749

Class R6
Proceeds from shares issued	$—	$—	$2,906,484	$944,610
Distributions reinvested	—	—	124,146	58,534
Cost of shares redeemed	—	—	(829,263)	(358,178)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,201,367	$644,966

Total change in net assets resulting from capital transactions	$47,717	$17,649	$1,214,083	$1,365,954

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	38	77	31,499	60,548
Reinvested	6	1	4,281	4,819
Redeemed	(32)	(44)	(58,701)	(103,227)

Change in Class A Shares	12	34	(22,921)	(37,860)

Class C
Issued	17	87	9,654	19,503
Reinvested	6	1	1,521	1,474
Redeemed	(43)	(25)	(22,050)	(25,612)

Change in Class C Shares	(20)	63	(10,875)	(4,635)

Class I
Issued	2,578	2,794	116,951	180,530
Reinvested	345	18	7,758	5,980
Redeemed	(1,399)	(2,369)	(165,937)	(104,537)

Change in Class I Shares	1,524	443	(41,228)	81,973

Class R2
Issued	—	—	1,087	1,732
Reinvested	—	—	103	98
Redeemed	—	—	(1,990)	(1,759)

Change in Class R2 Shares	—	—	(800)	71

Class R3 (a)
Issued	—	—	4,897	1,673
Reinvested	—	—	103	5
Redeemed	—	—	(1,179)	(68)

Change in Class R3 Shares	—	—	3,821	1,610

Class R4 (a)
Issued	—	—	1,791	85
Reinvested	—	—	27	— (b)
Redeemed	—	—	(530)	(1)

Change in Class R4 Shares	—	—	1,288	84

Class R5
Issued	—	—	27,638	22,474
Reinvested	—	—	1,584	1,327
Redeemed	—	—	(22,367)	(17,279)

Change in Class R5 Shares	—	—	6,855	6,522

Class R6
Issued	—	—	174,849	62,362
Reinvested	—	—	7,288	3,831
Redeemed	—	—	(48,541)	(23,492)

Change in Class R6 Shares	—	—	133,596	42,701

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Equity Income Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,584	$26,975	$245,722	$108,278
Distributions reinvested	24,233	25,772	1,770	963
Cost of shares redeemed	(85,887)	(69,807)	(115,928)	(56,579)

Change in net assets resulting from Class A capital transactions	$1,930	$(17,060)	$131,564	$52,662

Class C
Proceeds from shares issued	$3,673	$7,478	$56,798	$21,214
Distributions reinvested	1,171	1,487	200	102
Cost of shares redeemed	(11,728)	(8,463)	(7,913)	(3,586)

Change in net assets resulting from Class C capital transactions	$(6,884)	$502	$49,085	$17,730

Class I
Proceeds from shares issued	$34,111	$29,950	$1,593,492	$479,420
Distributions reinvested	3,841	2,468	13,345	4,026
Cost of shares redeemed	(28,585)	(12,449)	(320,018)	(76,819)

Change in net assets resulting from Class I capital transactions	$9,367	$19,969	$1,286,819	$406,627

Class R2
Proceeds from shares issued	$15	$— (a)	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$16	$1	$—	$—

Class R3 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R3 capital transactions	$21	$—	$—	$—

Class R4 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R4 capital transactions	$21	$—	$—	$—

Class R5
Proceeds from shares issued	$6	$13	$152	$11
Distributions reinvested	3	1	1	— (a)
Cost of shares redeemed	(6)	(1)	(72)	(2)

Change in net assets resulting from Class R5 capital transactions	$3	$13	$81	$9

Class R6
Proceeds from shares issued	$34,075	$2,071	$128,229	$3,711
Distributions reinvested	501	25	199	12
Cost of shares redeemed	(1,486)	(34)	(10,214)	(523)

Change in net assets resulting from Class R6 capital transactions	$33,090	$2,062	$118,214	$3,200

Total change in net assets resulting from capital transactions	$37,564	$5,487	$1,585,763	$480,228

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth and Income Fund			JPMorgan Hedged Equity Fund
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,271		593	12,948	6,104
Reinvested	485		563	93	55
Redeemed	(1,688)		(1,532)	(6,071)	(3,224)

Change in Class A Shares	68		(376)	6,970	2,935

Class C
Issued	81		180	2,990	1,195
Reinvested	26		36	11	6
Redeemed	(259)		(205)	(415)	(205)

Change in Class C Shares	(152)		11	2,586	996

Class I
Issued	649		619	83,305	27,070
Reinvested	73		51	699	227
Redeemed	(543)		(261)	(16,636)	(4,393)

Change in Class I Shares	179		409	67,368	22,904

Class R2
Issued	—	(a)	—	—	—
Reinvested	—	(a)	— (a)	—	—

Change in Class R2 Shares	—	(a)	— (a)	—	—

Class R3 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R3 Shares	—	(a)	—	—	—

Class R4 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R4 Shares	—	(a)	—	—	—

Class R5
Issued	—	(a)	1	8	1
Reinvested	—	(a)	— (a)	— (a)	— (a)
Redeemed	—	(a)	— (a)	(4)	— (a)

Change in Class R5 Shares	—	(a)	1	4	1

Class R6
Issued	615		43	6,591	203
Reinvested	10		1	10	1
Redeemed	(28)		(1)	(527)	(29)

Change in Class R6 Shares	597		43	6,074	175

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$495,076	$643,833	$130,775	$168,247
Net assets acquired in Fund reorganization (See Note 9)	$63,247	$—	$—	$—
Distributions reinvested	311,846	303,623	19,806	6,462
Cost of shares redeemed	(1,174,028)	(3,220,124)	(123,251)	(78,987)

Change in net assets resulting from Class A capital transactions	$(303,859)	$(2,272,668)	$27,330	$95,722

Class C
Proceeds from shares issued	$80,665	$42,768	$38,428	$33,013
Net assets acquired in Fund reorganization (See Note 9)	13,553	—	—	—
Distributions reinvested	59,885	38,865	4,755	1,034
Cost of shares redeemed	(152,863)	(220,512)	(19,452)	(7,339)

Change in net assets resulting from Class C capital transactions	$1,240	$(138,879)	$23,731	$26,708

Class I
Proceeds from shares issued	$1,263,343	$1,980,767	$345,159	$161,424
Net assets acquired in Fund reorganization (See Note 9)	66,379	—	—	—
Distributions reinvested	437,623	250,389	25,985	2,254
Cost of shares redeemed	(2,608,344)	(2,307,254)	(138,314)	(32,884)

Change in net assets resulting from Class I capital transactions	$(840,999)	$(76,098)	$232,830	$130,794

Class R2
Proceeds from shares issued	$46,028	$52,791	$13,920	$3,523
Distributions reinvested	14,353	11,527	689	138
Cost of shares redeemed	(68,572)	(135,753)	(3,779)	(1,186)

Change in net assets resulting from Class R2 capital transactions	$(8,191)	$(71,435)	$10,830	$2,475

Class R3 (a)
Proceeds from shares issued	$5,967	$977	$—	$—
Distributions reinvested	198	2	—	—
Cost of shares redeemed	(985)	(43)	—	—

Change in net assets resulting from Class R3 capital transactions	$5,180	$936	$—	$—

Class R4 (a)
Proceeds from shares issued	$16,616	$429	$—	$—
Distributions reinvested	1,429	2	—	—
Cost of shares redeemed	(13,174)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$4,871	$431	$—	$—

Class R5
Proceeds from shares issued	$167,961	$143,031	$21,564	$6,133
Net assets acquired in Fund reorganization (See Note 9)	201,731	—	—	—
Distributions reinvested	99,180	94,629	1,993	376
Cost of shares redeemed	(578,359)	(790,295)	(9,689)	(1,640)

Change in net assets resulting from Class R5 capital transactions	$(109,487)	$(552,635)	$13,868	$4,869

Class R6
Proceeds from shares issued	$2,125,161	$678,429	$374,045	$31,638
Distributions reinvested	540,060	283,753	68,661	34,941
Cost of shares redeemed	(951,772)	(1,250,428)	(97,151)	(142,895)

Change in net assets resulting from Class R6 capital transactions	$1,713,449	$(288,246)	$345,555	$(76,316)

Total change in net assets resulting from capital transactions	$462,204	$(3,398,594)	$654,144	$184,252

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Large Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	12,491	18,686	8,302	11,164
Shares issued in connection with Fund reorganization (See Note 9)	1,736	—	—	—
Reinvested	8,728	9,494	1,278	436
Redeemed	(28,909)	(92,834)	(7,816)	(5,292)

Change in Class A Shares	(5,954)	(64,654)	1,764	6,308

Class C
Issued	2,540	1,492	2,535	2,276
Shares issued in connection with Fund reorganization (See Note 9)	460	—	—	—
Reinvested	2,073	1,450	319	72
Redeemed	(4,716)	(7,549)	(1,285)	(518)

Change in Class C Shares	357	(4,607)	1,569	1,830

Class I
Issued	30,824	56,465	22,191	10,803
Shares issued in connection with Fund reorganization (See Note 9)	1,807	—	—	—
Reinvested	12,149	7,786	1,706	153
Redeemed	(65,821)	(66,016)	(9,034)	(2,226)

Change in Class I Shares	(21,041)	(1,765)	14,863	8,730

Class R2
Issued	1,202	1,560	896	240
Reinvested	413	368	45	9
Redeemed	(1,769)	(3,925)	(244)	(83)

Change in Class R2 Shares	(154)	(1,997)	697	166

Class R3 (a)
Issued	154	27	—	—
Reinvested	6	— (b)	—	—
Redeemed	(25)	(1)	—	—

Change in Class R3 Shares	135	26	—	—

Class R4 (a)
Issued	414	11	—	—
Reinvested	40	— (b)	—	—
Redeemed	(327)	— (b)	—	—

Change in Class R4 Shares	127	11	—	—

Class R5
Issued	4,139	4,034	1,379	422
Shares issued in connection with Fund reorganization (See Note 9)	5,397	—	—	—
Reinvested	2,706	2,903	130	26
Redeemed	(14,647)	(22,615)	(628)	(112)

Change in Class R5 Shares	(2,405)	(15,678)	881	336

Class R6
Issued	52,207	19,262	24,088	2,234
Reinvested	14,648	8,668	4,491	2,394
Redeemed	(23,114)	(35,193)	(6,224)	(9,711)

Change in Class R6 Shares	43,741	(7,263)	22,355	(5,083)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Large Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$214,993	$312,657	$52,738	$94,963
Distributions reinvested	101,906	55,357	3,815	6,471
Cost of shares redeemed	(408,599)	(642,220)	(247,174)	(249,037)

Change in net assets resulting from Class A capital transactions	$(91,700)	$(274,206)	$(190,621)	$(147,603)

Class C
Proceeds from shares issued	$53,665	$72,492	$—	$—
Distributions reinvested	22,181	11,726	—	—
Cost of shares redeemed	(105,361)	(103,605)	—	—

Change in net assets resulting from Class C capital transactions	$(29,515)	$(19,387)	$—	$—

Class I
Proceeds from shares issued	$475,037	$400,093	$41,680	$74,063
Distributions reinvested	118,776	44,148	3,308	3,996
Cost of shares redeemed	(415,816)	(376,782)	(93,153)	(93,896)

Change in net assets resulting from Class I capital transactions	$177,997	$67,459	$(48,165)	$(15,837)

Class L
Proceeds from shares issued	$312,658	$711,757	$88,724	$142,337
Distributions reinvested	127,665	128,744	7,140	11,155
Cost of shares redeemed	(2,240,979)	(1,626,435)	(544,996)	(270,260)

Change in net assets resulting from Class L capital transactions	$(1,800,656)	$(785,934)	$(449,132)	$(116,768)

Class R2
Proceeds from shares issued	$41,736	$74,181	$—	$—
Distributions reinvested	19,822	8,162	—	—
Cost of shares redeemed	(67,632)	(57,260)	—	—

Change in net assets resulting from Class R2 capital transactions	$(6,074)	$25,083	$—	$—

Class R3 (a)
Proceeds from shares issued	$41,120	$25,371	$—	$—
Distributions reinvested	4,029	52	—	—
Cost of shares redeemed	(10,051)	(546)	—	—

Change in net assets resulting from Class R3 capital transactions	$35,098	$24,877	$—	$—

Class R4 (a)
Proceeds from shares issued	$10,245	$1,027	$—	$—
Distributions reinvested	504	3	—	—
Cost of shares redeemed	(1,318)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$9,431	$1,030	$—	$—

Class R5
Proceeds from shares issued	$119,546	$135,617	$—	$—
Distributions reinvested	70,680	36,284	—	—
Cost of shares redeemed	(181,128)	(313,018)	—	—

Change in net assets resulting from Class R5 capital transactions	$9,098	$(141,117)	$—	$—

Class R6
Proceeds from shares issued	$2,759,027	$1,524,765	$834,134	$709,194
Distributions reinvested	777,436	247,230	86,745	110,853
Cost of shares redeemed	(1,737,767)	(541,844)	(1,772,696)	(2,547,572)

Change in net assets resulting from Class R6 capital transactions	$1,798,696	$1,230,151	$(851,817)	$(1,727,525)

Total change in net assets resulting from capital transactions	$102,375	$127,956	$(1,539,735)	$(2,007,733)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	13,038	20,933	1,931	4,005
Reinvested	6,310	3,752	139	270
Redeemed	(24,809)	(43,000)	(8,885)	(10,536)

Change in Class A Shares	(5,461)	(18,315)	(6,815)	(6,261)

Class C
Issued	3,347	4,975	—	—
Reinvested	1,416	820	—	—
Redeemed	(6,567)	(7,063)	—	—

Change in Class C Shares	(1,804)	(1,268)	—	—

Class I
Issued	28,752	26,126	1,498	3,033
Reinvested	7,333	2,981	119	164
Redeemed	(25,267)	(25,112)	(3,348)	(3,949)

Change in Class I Shares	10,818	3,995	(1,731)	(752)

Class L
Issued	18,949	47,022	3,285	5,950
Reinvested	7,871	8,680	259	460
Redeemed	(139,241)	(110,101)	(19,517)	(11,410)

Change in Class L Shares	(112,421)	(54,399)	(15,973)	(5,000)

Class R2
Issued	2,553	4,921	—	—
Reinvested	1,239	558	—	—
Redeemed	(4,154)	(3,877)	—	—

Change in Class R2 Shares	(362)	1,602	—	—

Class R3 (a)
Issued	2,508	1,621	—	—
Reinvested	250	3	—	—
Redeemed	(610)	(34)	—	—

Change in Class R3 Shares	2,148	1,590	—	—

Class R4 (a)
Issued	621	65	—	—
Reinvested	31	— (b)	—	—
Redeemed	(79)	— (b)	—	—

Change in Class R4 Shares	573	65	—	—

Class R5
Issued	7,233	9,015	—	—
Reinvested	4,355	2,445	—	—
Redeemed	(10,982)	(21,230)	—	—

Change in Class R5 Shares	606	(9,770)	—	—

Class R6
Issued	170,342	100,747	29,946	30,002
Reinvested	47,843	16,605	3,129	4,586
Redeemed	(103,956)	(36,062)	(62,298)	(108,600)

Change in Class R6 Shares	114,229	81,290	(29,223)	(74,012)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2018	$29.09	$0.08	$4.23	$4.31	$(0.01)	$(1.56)	$(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (d)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02)	4.86	4.84	—	(0.46)	(0.46)

Class C
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15)	4.84	4.69	—	(0.46)	(0.46)

Class I
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	4.87	4.91	— (d)	(0.46)	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$31.83	15.02%	$4,077	1.11%	0.26%	1.31%	34%
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52
23.56	25.43	423	1.24	(0.10)	2.11	76

30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52
23.24	24.86	133	1.74	(0.67)	2.82	76

32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52
23.67	25.75	72,064	0.99	0.19	1.51	76

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2018	$15.67	$0.26	(e)	$1.29	$1.55	$(0.25)	$(0.15)	$(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)

Class C
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)

Class I
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)

Class R2
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)

Class R3
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)

Class R6
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.82	9.94%	$3,022,879	1.00%	1.55%	1.01%	20%
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22
13.66	21.60	2,360,750	1.04	1.68	1.06	20

16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22
13.49	20.95	805,494	1.54	1.19	1.56	20

17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22
13.85	21.94	3,467,542	0.79	1.92	0.81	20

16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22
13.64	21.27	28,733	1.29	1.44	1.31	20

16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22
13.85	22.06	307,700	0.59	2.11	0.61	20

17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22
13.84	22.14	551,378	0.54	2.20	0.56	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Year Ended June 30, 2018	$46.85	$0.64	$4.98	$5.62	$(0.62)	$(2.08)	$(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)

Class C
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)

Class I
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)

Class R2
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.77	12.04%	$476,090	0.97%	1.29%	1.08%	32%
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42

44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42

52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42

49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

52.41	10.33	22	0.94	1.42	1.12	32

52.41	10.56	22	0.71	1.64	0.87	32

52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2018	$18.24	$0.18	(e)	$1.15	$1.33	$(0.14)	$—	$(0.14)
Year Ended June 30, 2017	16.23	0.19	(e)	2.01	2.20	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2018	18.16	0.08	(e)	1.15	1.23	(0.06)	—	(0.06)
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I
Year Ended June 30, 2018	18.27	0.23	(e)	1.16	1.39	(0.19)	—	(0.19)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Year Ended June 30, 2018	18.30	0.26	(e)	1.16	1.42	(0.22)	—	(0.22)
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2018	18.29	0.27	(e)	1.16	1.43	(0.23)	—	(0.23)
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.43	7.33%	$277,898	0.84%		0.92%		0.87%		44%
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

19.33	6.79	81,030	1.34		0.42		1.38		44
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

19.47	7.63	1,947,444	0.59		1.17		0.62		44
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

19.50	7.81	123	0.39		1.37		0.67		44
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

19.49	7.87	121,897	0.34		1.42		0.42		44
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2018	$38.23	$(0.10)	$9.92	$9.82	$(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	(0.62)
Year Ended June 30, 2014	26.01	(0.10)	6.58	6.48	—

Class C
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	(0.62)
Year Ended June 30, 2014	22.79	(0.22)	5.76	5.54	—

Class I
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	(0.62)
Year Ended June 30, 2014	25.99	(0.05)	6.58	6.53	—

Class R2
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	(0.62)
Year Ended June 30, 2014	25.74	(0.18)	6.51	6.33	—

Class R3
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	(3.14)

Class R4
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	(3.14)

Class R5
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	(0.62)
Year Ended June 30, 2014	26.12	0.01	6.62	6.63	—

Class R6
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	(0.62)
Year Ended June 30, 2014	26.15	0.02	6.63	6.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.44	28.45%	$2,481,816	0.97%	(0.25)%	1.11%	24%
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19
32.49	24.91	5,044,428	1.10	(0.34)	1.19	39

34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19
28.33	24.31	523,972	1.59	(0.85)	1.69	39

42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19
32.52	25.13	5,037,737	0.93	(0.18)	0.94	39

41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19
32.07	24.59	222,421	1.35	(0.60)	1.44	39

42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19
32.75	25.38	1,400,112	0.73	0.02	0.74	39

43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19
32.80	25.43	2,709,590	0.68	0.07	0.69	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2018	$15.48	$0.15	$0.89	$1.04	$(0.13)	$(1.28)	$(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)

Class C
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)

Class I
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)

Class R2
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)

Class R5
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)

Class R6
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.11	6.52%	$236,470	0.93%	0.92%	1.04%	130%
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168

14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168

14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168

14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168

14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168

14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investment	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2018	$15.80	$0.11	(e)	$1.94	$2.05	$(0.11)	$(1.26)	$(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)

Class C
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)

Class I
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)

Class L
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)

Class R2
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)

Class R3
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)

Class R6
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.48	13.20%	$1,340,858	0.94%	0.69%	1.01%	97%
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73

15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73

16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73

16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73

16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73

16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73

16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
Class A
Year Ended June 30, 2018	$25.40	$0.31	$2.96	$3.27	$(0.30)	$—	$—	$(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)

Class I
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)

Class L
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)

Class R6
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$28.37	12.92%	$278,766	0.60%	1.13%	0.85%	45%
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113

28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113

28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113

28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Equity Focus Fund	Class A, Class C and Class I	JPM I	Non-Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L^^, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund^	Class A^^^, Class I, Class L^^ and Class R6	JPM I	Diversified

*	Class R3 and Class R4 commenced operations on July 31, 2017 for Growth and Income Fund.
^	Effective November 1, 2017, Disciplined Equity Fund changed its name to U.S. Research Enhanced Equity Fund.
^^	Effective December 1, 2016, Class L is publicly offered on a limited basis for U.S. Equity Fund and U.S. Research Enhanced Equity Fund.
^^^	Effective October 9, 2017, Class A is publicly offered on a limited basis for U.S. Research Enhanced Equity Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund (“Dynamic Growth Fund”) in a reorganization on October 27, 2017. Please refer to Note 9 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$253,270	$—	$—	$253,270

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$17,270,047	$—	$—		$17,270,047

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$614,944	$—	$—		$614,944

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$2,522,016	$—	$—		$2,522,016

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(3)	$—	$—		$(3)
Options Written (a)
Call Option Written	(24,297)	—	—		(24,297)
Put Option Written	(6,631)	—	—		(6,631)

Total Depreciation in Other Financial Instruments	$(30,931)	$—	$—		$(30,931)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$14,334,225	$—	$—		$14,334,225

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,725,642	$—	$—	(c)	$1,725,642

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$15,043,294	$—	$—	(c)	$15,043,294

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,246)	$—	$—		$(1,246)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (d)	$6,769,996	$5,721	$—		$6,775,717

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,431)	$—	$—		$(1,431)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.
(d)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$23,885	$82,476	$73,918
Ending Notional Balance Long	19,051	72,667	68,176

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2018:

Exchange-Traded Options:
Average Number of Contracts Purchased	5,999
Average Number of Contracts Written	11,999
Ending Number of Contracts Purchased	8,900
Ending Number of Contracts Written	17,800

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$1	$5	n/a	n/a		n/a		n/a		n/a		n/a		$7
Equity Income Fund
Transfer agency fees	392	80	78	n/a	$14		$—	(a)	$1		$22		$86		673
Growth and Income Fund
Transfer agency fees	253	5	7	n/a	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	265
Hedged Equity Fund
Transfer agency fees	7	3	30	n/a	n/a		n/a		n/a		—	(a)	8		48
Large Cap Growth Fund
Transfer agency fees	514	24	67	n/a	12		—	(a)	1		15		54		687
Large Cap Value Fund
Transfer agency fees	69	6	8	n/a	4		n/a		n/a		3		20		110
U.S. Equity Fund
Transfer agency fees	142	19	40	$162	7		1		—	(a)	12		83		466
U.S. Research Enhanced Equity Fund
Transfer agency fees	33	n/a	10	14	n/a		n/a		n/a		n/a		53		110

(a)	Amount rounds to less than one thousand.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund and Large Cap Growth Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Income Fund	$—	(a)	$(2,944)	$2,944
Growth and Income Fund	—		(117)	117
Hedged Equity Fund	—	(a)	(157)	157
Large Cap Growth Fund	96,057		(11)	(96,046)
Large Cap Value Fund	—		(150)	150
U.S. Equity Fund	97,665		(2,752)	(94,913)
U.S. Research Enhanced Equity Fund	(234)		(1,233)	1,467

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Research Enhanced Equity Fund	0.25

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$2	$—
Equity Income Fund	448	2
Growth and Income Fund	19	—	(a)
Hedged Equity Fund	82	11
Large Cap Growth Fund	230	—	(a)
Large Cap Value Fund	40	—	(a)
U.S. Equity Fund	103	—	(a)
U.S. Research Enhanced Equity Fund	3	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the State-

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

ments of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund*	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%	0.54%
Growth and Income Fund**	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.40	0.35
Large Cap Growth Fund***	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Large Cap Value Fund****	0.93	1.44	0.69	n/a	1.19	n/a	n/a	0.54	0.44
U.S. Equity Fund*****	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54	0.44
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a	0.25

*

Prior to November 1, 2017, the contractual expense limitation for Equity Focus Fund was 1.15%, 1.65% and 0.90% for Class A, Class C and Class I Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

**

Prior to November 1, 2017, the contractual expense limitation for Growth and Income Fund was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

***

Prior to November 1, 2017, the contractual expense limitation for Large Cap Growth Fund was 1.05%, 1.55%, 0.90%, 1.40%, 1.15%, 0.90%, 0.70% and 0.65% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

****

Prior to November 1, 2017, the contractual expense limitation for Large Cap Value Fund was 1.45%, 0.80%, 1.30%, 0.60% and 0.55% for Class C, Class I, Class R2, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class A Shares and October 31, 2019 for Class C, Class I, Class R2, Class R5 and Class R6 Shares.

*****

Prior to November 1, 2017, the contractual expense limitation for U.S. Equity Fund was 0.76%, 1.26%, 1.01%, 0.76%, 0.56% and 0.51% for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class A, Class C and Class L Shares and until at least October 31, 2019 for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$223	$142	$2	$367	$—
Equity Income Fund	48	—	42	90	—
Growth and Income Fund	199	132	255	586	—	(a)
Hedged Equity Fund	230	154	10	394	7
Large Cap Growth Fund	8,323	5,455	1,086	14,864	32
Large Cap Value Fund	459	304	174	937	10
U.S. Equity Fund	3,319	2,184	641	6,144	61
U.S. Research Enhanced Equity Fund	4,037	2,691	1,018	7,746	53

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2018 were as follows (amounts in thousands):

Equity Focus Fund	$18
Equity Income Fund	701
Growth and Income Fund	21
Hedged Equity Fund	82
Large Cap Growth Fund	480
Large Cap Value Fund	64
U.S. Equity Fund	300
U.S. Research Enhanced Equity Fund	130

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Equity Income Fund	$2
Growth and Income Fund	—	(a)
U.S. Equity Fund	—	(a)
U.S. Research Enhanced Equity Fund	2

(a)	Amount rounds to less than one thousand.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Focus Fund	$107,146	$73,154
Equity Income Fund	3,802,921	3,183,611
Growth and Income Fund	177,524	177,554
Hedged Equity Fund	2,199,327	690,915
Large Cap Growth Fund	3,121,035	4,648,001
Large Cap Value Fund	2,313,480	1,767,109
U.S. Equity Fund	14,399,016	15,425,394
U.S. Research Enhanced Equity Fund	3,286,255	4,786,891

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$205,296	$54,165	$6,191	$47,974
Equity Income Fund	12,906,381	4,524,544	160,878	4,363,666
Growth and Income Fund	416,542	205,194	6,792	198,402
Hedged Equity Fund	2,304,559	237,184	50,658	186,526
Large Cap Growth Fund	7,239,990	7,103,647	9,412	7,094,235
Large Cap Value Fund	1,664,919	121,801	61,078	60,723
U.S. Equity Fund	11,303,585	3,995,501	257,038	3,738,463
U.S. Research Enhanced Equity Fund	4,983,089	1,911,567	120,370	1,791,197

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark-to-market of options contracts.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,543	$7,523	$11,066
Equity Income Fund	300,091	121,381	421,472
Growth and Income Fund	10,397	20,464	30,861
Hedged Equity Fund	16,679	—	16,679
Large Cap Growth Fund	82,305	1,573,061	1,655,366
Large Cap Value Fund	86,611	36,616	123,227
U.S. Equity Fund	300,992	988,613	1,289,605
U.S. Research Enhanced Equity Fund	103,632	—	103,632

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Equity Focus Fund	$848	$1,213	$—	$2,061
Equity Income Fund	256,770	66,179	—	322,949
Growth and Income Fund	7,975	23,154	—	31,129
Hedged Equity Fund	5,217	—	—	5,217
Large Cap Growth Fund	—	1,111,903	—	1,111,903
Large Cap Value Fund	19,124	26,974	—	46,098
U.S. Equity Fund	134,307	439,676	—	573,983
U.S. Research Enhanced Equity Fund	129,537	—	6,246	135,783

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$759	$9,601	$47,974
Equity Income Fund	12,170	253,408	4,363,666
Growth and Income Fund	2,181	20,961	198,402
Hedged Equity Fund	913	(41,545)	186,526
Large Cap Growth Fund	1,719	1,018,157	7,094,235
Large Cap Value Fund	47,781	49,398	60,723
U.S. Equity Fund	268,257	951,865	3,738,463
U.S. Research Enhanced Equity Fund	2,582	409,808	1,791,197

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark-to-market of options contracts.

As of June 30, 2018, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Hedged Equity Fund	15,829	25,716

During the year ended June 30, 2018, the following Fund utilized net capital loss carryforwards as follows (amount in thousands):

Capital Loss Utilized
Short-Term
U.S. Research Enhanced Equity Fund	$218,425

Late year ordinary losses incurred after December 31 as well as net capital losses after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 net capital losses and late year ordinary losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term
Equity Focus Fund	$543	$—
Equity Income Fund	27,277	—
Hedged Equity Fund	5,367	14,575
Large Cap Growth Fund	103,261	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2018. Average borrowings from the Facility for the year ended June 30, 2018, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Growth Fund	$2,094	1.83%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	3	94.8%	—	—
Equity Income Fund	4	14.3	10	13.5%
Growth and Income Fund	4	21.2	—	—
Hedged Equity Fund	—	—	11	54.2
Large Cap Growth Fund	—	—	7	18.3
Large Cap Value Fund	3	11.4	—	—
U.S. Equity Fund	4	15.2	—	—

As of June 30, 2018, JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	34.7%	n/a
U.S. Equity Fund	n/a	22.3%
U.S. Research Enhanced Equity Fund	n/a	64.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced dis-

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

closures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60
Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to the reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2018, are as follows:

Net investment income (loss)	$345
Net realized/unrealized gains (losses)	3,304,329

Change in net assets resulting from operations	$3,304,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund and JPMorgan U.S. Research Enhanced Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund and JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund) (five of the funds constituting JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	91

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present) .

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	93

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018 and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,028.40	$5.48	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class C
Actual	1,000.00	1,026.40	7.99	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class I
Actual	1,000.00	1,029.80	4.23	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	989.30	4.93	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	986.90	7.39	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	990.50	3.65	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	987.80	6.21	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class R3
Actual	1,000.00	989.40	4.88	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual	$1,000.00	$990.50	$3.65	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R5
Actual	1,000.00	991.20	2.91	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	991.60	2.42	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	996.20	4.65	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	993.70	7.12	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	997.30	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	995.00	5.89	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	996.20	4.60	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	997.50	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	998.10	2.68	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	998.80	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,011.90	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,009.20	6.68	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,013.20	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R5
Actual	1,000.00	1,014.10	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	1,014.30	1.70	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,128.40	$4.96	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,125.70	7.54	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,130.00	3.64	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	1,127.00	6.28	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,128.30	4.96	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,129.70	3.64	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,130.50	2.85	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,131.30	2.33	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	961.70	4.52	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	958.60	6.99	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	962.40	3.36	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	960.00	5.78	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	963.40	2.63	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	964.30	2.14	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,017.40	4.70	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,014.50	7.19	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,018.10	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	97

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class L
Actual	$1,000.00	$1,018.80	$2.75	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R2
Actual	1,000.00	1,015.70	5.95	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,017.50	4.70	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,018.30	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,019.50	2.70	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,019.40	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
Class A
Actual	1,000.00	1,015.20	3.00	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,016.50	1.75	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class L
Actual	1,000.00	1,016.80	1.75	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,017.10	1.25	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Dynamic Growth Fund*	100.00%
JPMorgan Equity Focus Fund	85.14
JPMorgan Equity Income Fund	100.00
JPMorgan Growth and Income Fund	100.00
JPMorgan Hedged Equity Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	38.09
JPMorgan U.S. Equity Fund	44.23
JPMorgan U.S. Research Enhanced Equity Fund	100.00

*	Target fund acquired in business combination.

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain divi-

dends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Dynamic Growth Fund*	$30,406
JPMorgan Equity Focus Fund	7,524
JPMorgan Equity Income Fund	121,381
JPMorgan Growth and Income Fund	20,465
JPMorgan Large Cap Growth Fund	1,667,380
JPMorgan Large Cap Value Fund	36,616
JPMorgan U.S. Equity Fund	1,065,168

*	Target fund acquired in business combination.

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Dynamic Growth Fund*	$548
JPMorgan Equity Focus Fund	2,963
JPMorgan Equity Income Fund	300,091
JPMorgan Growth and Income Fund	10,397
JPMorgan Hedged Equity Fund	16,679
JPMorgan Large Cap Growth Fund	82,305
JPMorgan Large Cap Value Fund	25,682
JPMorgan U.S. Equity Fund	244,369
JPMorgan U.S. Research Enhanced Equity Fund	103,632

*	Target fund acquired in business combination.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	99

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-LCE-618

Annual Report

J.P. Morgan Equity Funds

June 30, 2018

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Bond prices came under pressure in the second half of the reporting period amid rising U.S. interest rates.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37%.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Reporting Period Return:
Fund (Class I Shares) *	14.18%
S&P 500 Index**	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$3,365,756

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares performed largely in line with the Benchmark for the twelve months ended June 30, 2018, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

Equity markets in the U.S. provided positive returns for the reporting period amid strong growth in corporate profits, historically low interest rates and the continued U.S. economic expansion. However, the second half of the reporting period was marked by increased market volatility and investor uncertainty about global trade tensions.

During the reporting period, the information technology and consumer discretionary sectors were the largest contributors to the performance of the Fund and the Benchmark, while the consumer staples sector was the sole sector detractor from performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.9%
2.	Microsoft Corp.	3.2
3.	Amazon.com, Inc.	2.9
4.	Facebook, Inc., Class A	2.0
5.	Berkshire Hathaway, Inc., Class B	1.5
6.	JPMorgan Chase & Co.	1.5
7.	Exxon Mobil Corp.	1.5
8.	Alphabet, Inc., Class C	1.5
9.	Alphabet, Inc., Class A	1.4
10.	Johnson & Johnson	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	25.6%
Health Care	13.9
Financials	13.7
Consumer Discretionary	12.7
Industrials	9.4
Consumer Staples	6.8
Energy	6.2
Utilities	2.9
Real Estate	2.8
Materials	2.6
Telecommunication Services	2.0
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		7.93%	11.69%	9.11%
Without Sales Charge		13.91	12.90	9.70
CLASS C SHARES	November 4, 1997
With CDSC**		12.20	12.10	8.91
Without CDSC		13.20	12.10	8.91
CLASS I SHARES	July 2, 1991	14.18	13.18	9.97
CLASS R6 SHARES	September 1, 2016	14.36	13.25	10.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	14.31%
S&P 1000 Index**	15.62%

Net Assets as of 6/30/2018 (In Thousands)	$1,085,798

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the health services & systems and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Nektar Therapeutics and its overweight positions in United Therapeutics Corp. and Owens & Minor Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its cancer vaccine. Shares of United Therapeutics, a biotechnology company, fell after the company reported lower-than-expected earnings for the fourth quarter of 2017 amid rising costs. Shares of Owens & Minor, a medical supply and logistics company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Insperity Inc., Green Dot Corp. and ArcBest Corp. Shares of Insperity, a provider of employee administrative services, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the reporting period. Shares of Green Dot, a provider of pre-paid credit cards, rose after the company reported three consecutive quarters of better-than-expected earnings. Shares of ArcBest, a freight transportation provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	WellCare Health Plans, Inc.	0.8%
2.	East West Bancorp, Inc.	0.7
3.	UGI Corp.	0.7
4.	Steel Dynamics, Inc.	0.7
5.	Atmos Energy Corp.	0.7
6.	United Therapeutics Corp.	0.6
7.	Keysight Technologies, Inc.	0.6
8.	Synovus Financial Corp.	0.6
9.	Arrow Electronics, Inc.	0.6
10.	Hanover Insurance Group, Inc. (The)	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.1%
Financials	15.5
Information Technology	15.4
Consumer Discretionary	12.1
Health Care	10.0
Real Estate	8.6
Materials	6.5
Energy	4.6
Utilities	4.4
Consumer Staples	3.1
Telecommunication Services	0.8
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge*		8.02%	11.55%	9.96%
Without Sales Charge		14.02	12.75	10.56
CLASS C SHARES	March 22, 1999
With CDSC**		12.46	12.04	9.81
Without CDSC		13.46	12.04	9.81
CLASS I SHARES	July 31, 1998	14.31	13.05	10.84
CLASS R2 SHARES	November 3, 2008	13.79	12.49	10.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%
Aerospace & Defense — 2.6%
Arconic, Inc.	61	1,042
Boeing Co. (The)	79	26,499
General Dynamics Corp.	40	7,426
Harris Corp.	17	2,475
Huntington Ingalls Industries, Inc.	6	1,391
L3 Technologies, Inc.	11	2,177
Lockheed Martin Corp.	36	10,584
Northrop Grumman Corp.	25	7,739
Raytheon Co.	41	8,003
Rockwell Collins, Inc.	24	3,190
Textron, Inc.	37	2,434
TransDigm Group, Inc.	7	2,427
United Technologies Corp.	107	13,417

		88,804

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	20	1,680
Expeditors International of Washington, Inc.	25	1,842
FedEx Corp.	35	8,050
United Parcel Service, Inc., Class B	99	10,564

		22,136

Airlines — 0.4%
Alaska Air Group, Inc.	18	1,074
American Airlines Group, Inc.	60	2,281
Delta Air Lines, Inc.	93	4,611
Southwest Airlines Co.	77	3,914
United Continental Holdings, Inc.*	34	2,370

		14,250

Auto Components — 0.2%
Aptiv plc	38	3,499
BorgWarner, Inc.	28	1,229
Goodyear Tire & Rubber Co. (The)	35	806

		5,534

Automobiles — 0.4%
Ford Motor Co.	564	6,249
General Motors Co.	183	7,208
Harley-Davidson, Inc.	24	1,010

		14,467

Banks — 6.1%
Bank of America Corp.	1,360	38,337
BB&T Corp.	112	5,672
Citigroup, Inc.	368	24,610
Citizens Financial Group, Inc.	70	2,719

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Comerica, Inc.	25	2,255
Fifth Third Bancorp	99	2,837
Huntington Bancshares, Inc.	159	2,352
JPMorgan Chase & Co. (a)	491	51,166
KeyCorp	153	2,992
M&T Bank Corp.	21	3,564
People’s United Financial, Inc.	50	908
PNC Financial Services Group, Inc. (The)	68	9,148
Regions Financial Corp.	162	2,880
SunTrust Banks, Inc.	67	4,426
SVB Financial Group*	8	2,206
US Bancorp	225	11,256
Wells Fargo & Co.	632	35,066
Zions Bancorp	28	1,487

		203,881

Beverages — 1.7%
Brown-Forman Corp., Class B	38	1,852
Coca-Cola Co. (The)	552	24,225
Constellation Brands, Inc., Class A	24	5,303
Molson Coors Brewing Co., Class B	27	1,816
Monster Beverage Corp.*	59	3,395
PepsiCo, Inc.	204	22,262

		58,853

Biotechnology — 2.5%
AbbVie, Inc.	219	20,250
Alexion Pharmaceuticals, Inc.*	32	3,984
Amgen, Inc.	96	17,730
Biogen, Inc.*	30	8,833
Celgene Corp.*	102	8,096
Gilead Sciences, Inc.	188	13,284
Incyte Corp.*	25	1,700
Regeneron Pharmaceuticals, Inc.*	11	3,848
Vertex Pharmaceuticals, Inc.*	37	6,247

		83,972

Building Products — 0.3%
Allegion plc	14	1,059
AO Smith Corp.	21	1,238
Fortune Brands Home & Security, Inc.	21	1,130
Johnson Controls International plc	134	4,468
Masco Corp.	45	1,676

		9,571

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — 3.0%
Affiliated Managers Group, Inc.	8	1,165
Ameriprise Financial, Inc.	21	2,917
Bank of New York Mellon Corp. (The)	146	7,861
BlackRock, Inc.	18	8,876
CBOE Global Markets, Inc.	16	1,688
Charles Schwab Corp. (The)	173	8,849
CME Group, Inc.	49	8,050
E*TRADE Financial Corp.*	38	2,328
Franklin Resources, Inc.	46	1,473
Goldman Sachs Group, Inc. (The)	51	11,175
Intercontinental Exchange, Inc.	84	6,144
Invesco Ltd.	59	1,573
Jefferies Financial Services, Inc.	44	994
Moody’s Corp.	24	4,107
Morgan Stanley	197	9,318
MSCI, Inc.	13	2,124
Nasdaq, Inc.	17	1,539
Northern Trust Corp.	31	3,138
Raymond James Financial, Inc.	19	1,673
S&P Global, Inc.	36	7,390
State Street Corp.	53	4,906
T. Rowe Price Group, Inc.	35	4,054

		101,342

Chemicals — 1.8%
Air Products & Chemicals, Inc.	32	4,923
Albemarle Corp.	16	1,507
CF Industries Holdings, Inc.	34	1,494
DowDuPont, Inc.	335	22,064
Eastman Chemical Co.	21	2,058
Ecolab, Inc.	37	5,255
FMC Corp.	19	1,731
International Flavors & Fragrances, Inc.	11	1,411
LyondellBasell Industries NV, Class A	46	5,093
Mosaic Co. (The)	51	1,419
PPG Industries, Inc.	36	3,730
Praxair, Inc.	41	6,555
Sherwin-Williams Co. (The)	12	4,839

		62,079

Commercial Services & Supplies — 0.3%
Cintas Corp.	12	2,307
Copart, Inc.*	29	1,648
Republic Services, Inc.	32	2,198
Stericycle, Inc.*	12	806
Waste Management, Inc.	57	4,667

		11,626

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.0%
Cisco Systems, Inc.	678	29,185
F5 Networks, Inc.*	9	1,520
Juniper Networks, Inc.	50	1,381
Motorola Solutions, Inc.	23	2,721

		34,807

Construction & Engineering — 0.1%
Fluor Corp.	20	989
Jacobs Engineering Group, Inc.	17	1,103
Quanta Services, Inc.*	22	721

		2,813

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	9	2,028
Vulcan Materials Co.	19	2,460

		4,488

Consumer Finance — 0.7%
American Express Co.	103	10,093
Capital One Financial Corp.	70	6,447
Discover Financial Services	50	3,544
Synchrony Financial	102	3,415

		23,499

Containers & Packaging — 0.3%
Avery Dennison Corp.	13	1,296
Ball Corp.	50	1,791
International Paper Co.	60	3,110
Packaging Corp. of America	14	1,521
Sealed Air Corp.	23	987
WestRock Co.	37	2,109

		10,814

Distributors — 0.1%
Genuine Parts Co.	21	1,942
LKQ Corp.*	45	1,425

		3,367

Diversified Consumer Services — 0.0% (b)
H&R Block, Inc.	30	687

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B*	278	51,812

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	1,047	33,608
CenturyLink, Inc.	142	2,639
Verizon Communications, Inc.	596	29,980

		66,227

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — 1.8%
Alliant Energy Corp.	33	1,413
American Electric Power Co., Inc.	71	4,919
Duke Energy Corp.	101	7,995
Edison International	47	2,973
Entergy Corp.	26	2,107
Evergy, Inc.	39	2,196
Eversource Energy	46	2,679
Exelon Corp.	139	5,931
FirstEnergy Corp.	65	2,322
NextEra Energy, Inc.	68	11,357
PG&E Corp.	74	3,170
Pinnacle West Capital Corp.	16	1,300
PPL Corp.	101	2,878
Southern Co. (The)	146	6,757
Xcel Energy, Inc.	73	3,352

		61,349

Electrical Equipment — 0.5%
AMETEK, Inc.	33	2,410
Eaton Corp. plc	63	4,714
Emerson Electric Co.	91	6,283
Rockwell Automation, Inc.	18	3,010

		16,417

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	43	3,789
Corning, Inc.	120	3,294
FLIR Systems, Inc.	20	1,029
IPG Photonics Corp.*	5	1,196
TE Connectivity Ltd.	50	4,548

		13,856

Energy Equipment & Services — 0.8%
Baker Hughes a GE Co.	60	1,984
Halliburton Co.	126	5,693
Helmerich & Payne, Inc.	16	1,001
National Oilwell Varco, Inc.	55	2,391
Schlumberger Ltd.	200	13,390
TechnipFMC plc (United Kingdom)	63	1,987

		26,446

Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities, Inc.	15	1,874
American Tower Corp.	64	9,183
Apartment Investment & Management Co., Class A	23	960
AvalonBay Communities, Inc.	20	3,426

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Boston Properties, Inc.	22	2,792
Crown Castle International Corp.	60	6,450
Digital Realty Trust, Inc.	30	3,314
Duke Realty Corp.	51	1,495
Equinix, Inc.	11	4,927
Equity Residential	53	3,382
Essex Property Trust, Inc.	10	2,277
Extra Space Storage, Inc.	18	1,815
Federal Realty Investment Trust	11	1,336
GGP, Inc.	91	1,864
HCP, Inc.	68	1,749
Host Hotels & Resorts, Inc.	107	2,253
Iron Mountain, Inc.	41	1,421
Kimco Realty Corp.	61	1,041
Macerich Co. (The)	16	890
Mid-America Apartment Communities, Inc.	16	1,652
Prologis, Inc.	77	5,052
Public Storage	22	4,903
Realty Income Corp.	41	2,206
Regency Centers Corp.	21	1,320
SBA Communications Corp.*	17	2,743
Simon Property Group, Inc.	45	7,601
SL Green Realty Corp.	13	1,282
UDR, Inc.	39	1,449
Ventas, Inc.	51	2,927
Vornado Realty Trust	25	1,845
Welltower, Inc.	54	3,363
Weyerhaeuser Co.	109	3,981

		92,773

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	63	13,219
Kroger Co. (The)	117	3,335
Sysco Corp.	69	4,721
Walgreens Boots Alliance, Inc.	123	7,381
Walmart, Inc.	209	17,871

		46,527

Food Products — 1.1%
Archer-Daniels-Midland Co.	81	3,696
Campbell Soup Co.	28	1,125
Conagra Brands, Inc.	57	2,028
General Mills, Inc.	86	3,785
Hershey Co. (The)	20	1,875
Hormel Foods Corp.	39	1,449
JM Smucker Co. (The)	16	1,761

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — continued
Kellogg Co.	36	2,517
Kraft Heinz Co. (The)	86	5,412
McCormick & Co., Inc. (Non-Voting)	17	2,031
Mondelez International, Inc., Class A	213	8,722
Tyson Foods, Inc., Class A	43	2,955

		37,356

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	253	15,421
ABIOMED, Inc.*	6	2,493
Align Technology, Inc.*	10	3,559
Baxter International, Inc.	71	5,246
Becton Dickinson and Co.	39	9,232
Boston Scientific Corp.*	199	6,507
Cooper Cos., Inc. (The)	7	1,665
Danaher Corp.	89	8,749
DENTSPLY SIRONA, Inc.	33	1,436
Edwards Lifesciences Corp.*	30	4,425
Hologic, Inc.*	39	1,565
IDEXX Laboratories, Inc.*	13	2,730
Intuitive Surgical, Inc.*	16	7,819
Medtronic plc	195	16,720
ResMed, Inc.	21	2,132
Stryker Corp.	46	7,827
Varian Medical Systems, Inc.*	13	1,501
Zimmer Biomet Holdings, Inc.	29	3,267

		102,294

Health Care Providers & Services — 3.1%
Aetna, Inc.	47	8,656
AmerisourceBergen Corp.	23	2,000
Anthem, Inc.	37	8,761
Cardinal Health, Inc.	45	2,188
Centene Corp.*	30	3,646
Cigna Corp.	35	5,963
CVS Health Corp.	147	9,435
DaVita, Inc.*	20	1,398
Envision Healthcare Corp.*	17	769
Express Scripts Holding Co.*	81	6,255
HCA Healthcare, Inc.	40	4,135
Henry Schein, Inc.*	22	1,614
Humana, Inc.	20	5,910
Laboratory Corp. of America Holdings*	15	2,649
McKesson Corp.	29	3,887
Quest Diagnostics, Inc.	20	2,153
UnitedHealth Group, Inc.	139	34,003

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Universal Health Services, Inc., Class B	13	1,401

		104,823

Health Care Technology — 0.1%
Cerner Corp.*	45	2,718

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	59	3,356
Chipotle Mexican Grill, Inc.*	4	1,521
Darden Restaurants, Inc.	18	1,911
Hilton Worldwide Holdings, Inc.	40	3,190
Marriott International, Inc., Class A	43	5,420
McDonald’s Corp.	113	17,744
MGM Resorts International	72	2,098
Norwegian Cruise Line Holdings Ltd.*	30	1,409
Royal Caribbean Cruises Ltd.	24	2,531
Starbucks Corp.	199	9,722
Wynn Resorts Ltd.	12	2,044
Yum! Brands, Inc.	47	3,646

		54,592

Household Durables — 0.4%
DR Horton, Inc.	50	2,031
Garmin Ltd.	16	978
Leggett & Platt, Inc.	19	845
Lennar Corp., Class A	39	2,072
Mohawk Industries, Inc.*	9	1,959
Newell Brands, Inc.	70	1,807
PulteGroup, Inc.	38	1,089
Whirlpool Corp.	9	1,361

		12,142

Household Products — 1.4%
Church & Dwight Co., Inc.	35	1,876
Clorox Co. (The)	19	2,526
Colgate-Palmolive Co.	126	8,154
Kimberly-Clark Corp.	50	5,307
Procter & Gamble Co. (The)	363	28,309

		46,172

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	95	1,279
NRG Energy, Inc.	43	1,325

		2,604

Industrial Conglomerates — 1.6%
3M Co.	86	16,844
General Electric Co.	1,253	17,048

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Industrial Conglomerates — continued
Honeywell International, Inc.	108	15,517
Roper Technologies, Inc.	15	4,105

		53,514

Insurance — 2.3%
Aflac, Inc.	112	4,803
Allstate Corp. (The)	51	4,627
American International Group, Inc.	129	6,864
Aon plc	35	4,837
Arthur J Gallagher & Co.	26	1,716
Assurant, Inc.	8	791
Brighthouse Financial, Inc.*	17	692
Chubb Ltd.	67	8,533
Cincinnati Financial Corp.	22	1,440
Everest Re Group Ltd.	6	1,362
Hartford Financial Services Group, Inc. (The)	52	2,641
Lincoln National Corp.	32	1,964
Loews Corp.	38	1,823
Marsh & McLennan Cos., Inc.	73	5,998
MetLife, Inc.	147	6,392
Principal Financial Group, Inc.	38	2,034
Progressive Corp. (The)	84	4,968
Prudential Financial, Inc.	61	5,664
Torchmark Corp.	15	1,240
Travelers Cos., Inc. (The)	39	4,769
Unum Group	32	1,180
Willis Towers Watson plc	19	2,883
XL Group Ltd. (Bermuda)	37	2,084

		79,305

Internet & Direct Marketing Retail — 4.2%
Amazon.com, Inc.*	58	98,731
Booking Holdings, Inc.*	7	14,084
Expedia Group, Inc.	17	2,095
Netflix, Inc.*	63	24,540
TripAdvisor, Inc.*	15	861

		140,311

Internet Software & Services — 5.3%
Akamai Technologies, Inc.*	25	1,802
Alphabet, Inc., Class A*	43	48,638
Alphabet, Inc., Class C*	44	48,848
eBay, Inc.*	133	4,834
Facebook, Inc., Class A*	346	67,221
Twitter, Inc.*	94	4,124
VeriSign, Inc.*	14	1,903

		177,370

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 4.5%
Accenture plc, Class A	93	15,173
Alliance Data Systems Corp.	7	1,621
Automatic Data Processing, Inc.	64	8,522
Broadridge Financial Solutions, Inc.	17	1,958
Cognizant Technology Solutions Corp., Class A	84	6,675
DXC Technology Co.	41	3,311
Fidelity National Information Services, Inc.	48	5,062
Fiserv, Inc.*	59	4,375
FleetCor Technologies, Inc.*	13	2,718
Gartner, Inc.*	13	1,749
Global Payments, Inc.	23	2,565
International Business Machines Corp.	123	17,200
Mastercard, Inc., Class A	132	25,986
Paychex, Inc.	46	3,152
PayPal Holdings, Inc.*	161	13,404
Total System Services, Inc.	24	2,022
Visa, Inc., Class A	258	34,120
Western Union Co. (The)	66	1,351

		150,964

Leisure Products — 0.1%
Hasbro, Inc.	16	1,513
Mattel, Inc.	50	815

		2,328

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	46	2,854
Illumina, Inc.*	21	5,921
IQVIA Holdings, Inc.*	23	2,330
Mettler-Toledo International, Inc.*	4	2,119
PerkinElmer, Inc.	16	1,169
Thermo Fisher Scientific, Inc.	58	12,019
Waters Corp.*	11	2,187

		28,599

Machinery — 1.5%
Caterpillar, Inc.	86	11,699
Cummins, Inc.	22	2,971
Deere & Co.	47	6,538
Dover Corp.	22	1,633
Flowserve Corp.	19	762
Fortive Corp.	44	3,411
Illinois Tool Works, Inc.	44	6,092
Ingersoll-Rand plc	36	3,209
PACCAR, Inc.	51	3,144
Parker-Hannifin Corp.	19	2,989

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Pentair plc (United Kingdom)	23	985
Snap-on, Inc.	8	1,312
Stanley Black & Decker, Inc.	22	2,956
Xylem, Inc.	26	1,748

		49,449

Media — 2.2%
CBS Corp. (Non-Voting), Class B	49	2,769
Charter Communications, Inc., Class A*	27	7,832
Comcast Corp., Class A	662	21,730
Discovery, Inc., Class A*	23	619
Discovery, Inc., Class C*	49	1,256
DISH Network Corp., Class A*	33	1,110
Interpublic Group of Cos., Inc. (The)	56	1,303
News Corp., Class A	55	857
News Corp., Class B	18	278
Omnicom Group, Inc.	33	2,500
Twenty-First Century Fox, Inc., Class A	152	7,554
Twenty-First Century Fox, Inc., Class B	63	3,121
Viacom, Inc., Class B	51	1,535
Walt Disney Co. (The)	214	22,474

		74,938

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	194	3,354
Newmont Mining Corp.	77	2,902
Nucor Corp.	46	2,867

		9,123

Multiline Retail — 0.5%
Dollar General Corp.	37	3,614
Dollar Tree, Inc.*	34	2,915
Kohl’s Corp.	24	1,769
Macy’s, Inc.	44	1,654
Nordstrom, Inc.	17	877
Target Corp.	77	5,853

		16,682

Multi-Utilities — 0.9%
Ameren Corp.	35	2,138
CenterPoint Energy, Inc.	62	1,724
CMS Energy Corp.	41	1,927
Consolidated Edison, Inc.	45	3,495
Dominion Energy, Inc.	94	6,417
DTE Energy Co.	26	2,712
NiSource, Inc.	49	1,279
Public Service Enterprise Group, Inc.	73	3,945

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
SCANA Corp.	21	792
Sempra Energy	38	4,423
WEC Energy Group, Inc.	46	2,942

		31,794

Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp.	74	5,442
Andeavor	20	2,630
Apache Corp.	55	2,577
Cabot Oil & Gas Corp.	65	1,550
Chevron Corp.	276	34,844
Cimarex Energy Co.	14	1,400
Concho Resources, Inc.*	21	2,974
ConocoPhillips	169	11,748
Devon Energy Corp.	75	3,318
EOG Resources, Inc.	83	10,388
EQT Corp.	36	2,007
Exxon Mobil Corp.	611	50,516
Hess Corp.	38	2,526
HollyFrontier Corp.	25	1,742
Kinder Morgan, Inc.	274	4,835
Marathon Oil Corp.	123	2,567
Marathon Petroleum Corp.	67	4,674
Newfield Exploration Co.*	29	871
Noble Energy, Inc.	70	2,465
Occidental Petroleum Corp.	110	9,242
ONEOK, Inc.	59	4,140
Phillips 66	61	6,798
Pioneer Natural Resources Co.	25	4,651
Valero Energy Corp.	62	6,888
Williams Cos., Inc. (The)	119	3,236

		184,029

Personal Products — 0.2%
Coty, Inc., Class A	68	962
Estee Lauder Cos., Inc. (The), Class A	32	4,609

		5,571

Pharmaceuticals — 4.3%
Allergan plc	49	8,152
Bristol-Myers Squibb Co.	236	13,046
Eli Lilly & Co.	138	11,755
Johnson & Johnson	387	46,937
Merck & Co., Inc.	388	23,551
Mylan NV*	74	2,687
Nektar Therapeutics*	23	1,135

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — continued
Perrigo Co. plc	19	1,354
Pfizer, Inc.	844	30,607
Zoetis, Inc.	70	5,945

		145,169

Professional Services — 0.3%
Equifax, Inc.	17	2,170
IHS Markit Ltd.*	51	2,649
Nielsen Holdings plc	48	1,494
Robert Half International, Inc.	18	1,160
Verisk Analytics, Inc.*	22	2,412

		9,885

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A*	44	2,082

Road & Rail — 1.0%
CSX Corp.	126	8,052
JB Hunt Transport Services, Inc.	12	1,501
Kansas City Southern	15	1,568
Norfolk Southern Corp.	41	6,148
Union Pacific Corp.	112	15,847

		33,116

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc.*	119	1,781
Analog Devices, Inc.	53	5,131
Applied Materials, Inc.	145	6,715
Broadcom, Inc.	58	14,049
Intel Corp.	672	33,409
KLA-Tencor Corp.	22	2,305
Lam Research Corp.	24	4,089
Microchip Technology, Inc.	34	3,083
Micron Technology, Inc.*	167	8,771
NVIDIA Corp.	88	20,739
Qorvo, Inc.*	18	1,463
QUALCOMM, Inc.	214	12,000
Skyworks Solutions, Inc.	26	2,538
Texas Instruments, Inc.	141	15,565
Xilinx, Inc.	37	2,385

		134,023

Software — 6.0%
Activision Blizzard, Inc.	110	8,379
Adobe Systems, Inc.*	71	17,317
ANSYS, Inc.*	12	2,111
Autodesk, Inc.*	32	4,142
CA, Inc.	45	1,607

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Cadence Design Systems, Inc.*	41	1,761
Citrix Systems, Inc.*	19	1,947
Electronic Arts, Inc.*	44	6,240
Intuit, Inc.	35	7,182
Microsoft Corp.	1,108	109,268
Oracle Corp.	430	18,937
Red Hat, Inc.*	26	3,443
salesforce.com, Inc.*	102	13,875
Symantec Corp.	90	1,851
Synopsys, Inc.*	21	1,839
Take-Two Interactive Software, Inc.*	16	1,952

		201,851

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	11	1,449
AutoZone, Inc.*	4	2,580
Best Buy Co., Inc.	35	2,638
CarMax, Inc.*	26	1,871
Foot Locker, Inc.	17	897
Gap, Inc. (The)	31	1,014
Home Depot, Inc. (The)	166	32,458
L Brands, Inc.	35	1,290
Lowe’s Cos., Inc.	119	11,330
O’Reilly Automotive, Inc.*	12	3,232
Ross Stores, Inc.	55	4,628
Tiffany & Co.	15	1,933
TJX Cos., Inc. (The)	90	8,608
Tractor Supply Co.	18	1,346
Ulta Beauty, Inc.*	8	1,925

		77,199

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	709	131,219
Hewlett Packard Enterprise Co.	220	3,218
HP, Inc.	237	5,371
NetApp, Inc.	39	3,034
Seagate Technology plc	41	2,338
Western Digital Corp.	43	3,341
Xerox Corp.	31	740

		149,261

Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands, Inc.	52	1,144
Michael Kors Holdings Ltd.*	22	1,440
NIKE, Inc., Class B	185	14,740
PVH Corp.	11	1,664

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — continued
Ralph Lauren Corp.	8	1,009
Tapestry, Inc.	42	1,939
Under Armour, Inc., Class A*	27	603
Under Armour, Inc., Class C*	27	573
VF Corp.	47	3,849

		26,961

Tobacco — 1.0%
Altria Group, Inc.	273	15,502
Philip Morris International, Inc.	224	18,101

		33,603

Trading Companies & Distributors — 0.2%
Fastenal Co.	41	1,997
United Rentals, Inc.*	12	1,780
WW Grainger, Inc.	7	2,267

		6,044

Water Utilities — 0.1%
American Water Works Co., Inc.	26	2,192

Total Common Stocks (Cost $1,897,474)		3,320,461

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (c) (d) (Cost $45,445)	45,445	45,445

Total Investments — 100.0% (Cost $1,942,919)		3,365,906
Liabilities in Excess of Other Assets — 0.0% (b)		(150)

NET ASSETS — 100.0%		$3,365,756

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	341	09/2018	USD	46,403	(838)

					(838)

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar

(a)	Investmentin affiliate. This security is included in an index in which the Fund, as an index fund, invests.
(b)	Amountrounds to less than 0.05% of net assets.
(c)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%
Aerospace & Defense — 0.9%
Aerojet Rocketdyne Holdings, Inc.*	24	693
Curtiss-Wright Corp.	17	1,988
Engility Holdings, Inc.*	7	225
KLX, Inc.*	20	1,438
Moog, Inc., Class A	22	1,729
Teledyne Technologies, Inc.*	14	2,846
Triumph Group, Inc.	18	347

		9,266

Air Freight & Logistics — 0.3%
Echo Global Logistics, Inc.*	11	322
Hub Group, Inc., Class A*	68	3,404

		3,726

Airlines — 0.5%
Hawaiian Holdings, Inc.	21	744
JetBlue Airways Corp.*	150	2,845
SkyWest, Inc.	33	1,708

		5,297

Auto Components — 1.2%
American Axle & Manufacturing Holdings, Inc.*	44	684
Cooper-Standard Holdings, Inc.*	30	3,881
Dana, Inc.	188	3,798
Delphi Technologies plc	40	1,805
Gentex Corp.	114	2,629

		12,797

Automobiles — 0.2%
Thor Industries, Inc.	20	1,961
Winnebago Industries, Inc.	12	475

		2,436

Banks — 7.7%
Ameris Bancorp	12	662
Associated Banc-Corp.	123	3,349
BancorpSouth Bank	41	1,356
Bank of Hawaii Corp.	25	2,080
Bank of the Ozarks	21	943
Banner Corp.	13	753
Boston Private Financial Holdings, Inc.	29	466
Brookline Bancorp, Inc.	28	515
Cathay General Bancorp	30	1,228
Columbia Banking System, Inc.	24	979
Commerce Bancshares, Inc.	2	123
Community Bank System, Inc.	13	748
Cullen/Frost Bankers, Inc.	24	2,619

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
East West Bancorp, Inc.	116	7,573
First BanCorp (Puerto Rico)*	390	2,986
First Financial Bancorp	19	568
First Horizon National Corp.	270	4,822
First Midwest Bancorp, Inc.	141	3,597
Fulton Financial Corp.	79	1,297
Hancock Whitney Corp.	83	3,849
Hanmi Financial Corp.	53	1,516
Home BancShares, Inc.	32	722
Independent Bank Corp.	11	877
LegacyTexas Financial Group, Inc.	14	554
MB Financial, Inc.	21	969
NBT Bancorp, Inc.	13	497
Opus Bank	8	218
PacWest Bancorp	89	4,384
Pinnacle Financial Partners, Inc.	28	1,745
Signature Bank*	17	2,161
Sterling Bancorp	49	1,156
Synovus Financial Corp.	117	6,198
TCF Financial Corp.	222	5,453
Texas Capital Bancshares, Inc.*	50	4,529
Trustmark Corp.	25	800
UMB Financial Corp.	14	1,075
Umpqua Holdings Corp.	114	2,580
United Community Banks, Inc.	106	3,263
Wintrust Financial Corp.	52	4,555

		83,765

Biotechnology — 1.3%
Acorda Therapeutics, Inc.*	53	1,527
AMAG Pharmaceuticals, Inc.*	95	1,845
Emergent BioSolutions, Inc.*	7	338
Momenta Pharmaceuticals, Inc.*	136	2,790
Myriad Genetics, Inc.*	26	975
United Therapeutics Corp.*	59	6,684

		14,159

Building Products — 0.7%
Gibraltar Industries, Inc.*	12	454
Lennox International, Inc.	20	3,954
PGT Innovations, Inc.*	17	359
Universal Forest Products, Inc.	77	2,818

		7,585

Capital Markets — 2.2%
Donnelley Financial Solutions, Inc.*	10	175
Eaton Vance Corp.	48	2,500

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
Evercore, Inc., Class A	41	4,323
FactSet Research Systems, Inc.	15	3,051
Financial Engines, Inc.	27	1,199
Interactive Brokers Group, Inc., Class A	29	1,849
INTL. FCStone, Inc.*	6	326
Investment Technology Group, Inc.	16	328
Janus Henderson Group plc (United Kingdom)	55	1,705
Legg Mason, Inc.	34	1,174
Piper Jaffray Cos.	6	454
SEI Investments Co.	53	3,291
Stifel Financial Corp.	59	3,068

		23,443

Chemicals — 2.6%
A Schulman, Inc.	55	2,456
AdvanSix, Inc.*	10	370
American Vanguard Corp.	11	259
Ashland Global Holdings, Inc.	13	991
Cabot Corp.	48	2,974
Chemours Co. (The)	106	4,680
FutureFuel Corp.	41	574
Hawkins, Inc.	4	138
Ingevity Corp.*	23	1,860
Innophos Holdings, Inc.	45	2,142
Innospec, Inc.	9	689
Koppers Holdings, Inc.*	43	1,657
Kraton Corp.*	24	1,112
Minerals Technologies, Inc.	15	1,096
PolyOne Corp.	32	1,396
Rayonier Advanced Materials, Inc.	48	815
RPM International, Inc.	24	1,376
Scotts Miracle-Gro Co. (The)	16	1,364
Stepan Co.	34	2,627

		28,576

Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	21	621
Brink’s Co. (The)	20	1,555
Copart, Inc.*	75	4,248
Essendant, Inc.	65	864
Herman Miller, Inc.	39	1,314
HNI Corp.	16	587
Interface, Inc.	25	571
LSC Communications, Inc.	81	1,262
MSA Safety, Inc.	12	1,127
Pitney Bowes, Inc.	69	593

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
RR Donnelley & Sons Co.	74	425
Tetra Tech, Inc.	66	3,842
UniFirst Corp.	7	1,150
Viad Corp.	20	1,077

		19,236

Communications Equipment — 1.0%
ARRIS International plc*	151	3,687
Ciena Corp.*	61	1,625
Comtech Telecommunications Corp.	9	290
Digi International, Inc.*	53	696
InterDigital, Inc.	12	1,003
Lumentum Holdings, Inc.*	26	1,517
NETGEAR, Inc.*	20	1,225
Plantronics, Inc.	16	1,235

		11,278

Construction & Engineering — 2.0%
AECOM*	116	3,824
Aegion Corp.*	85	2,185
Comfort Systems USA, Inc.	38	1,751
Dycom Industries, Inc.*	12	1,143
EMCOR Group, Inc.	56	4,301
Granite Construction, Inc.	16	874
KBR, Inc.	179	3,211
MYR Group, Inc.*	70	2,479
Orion Group Holdings, Inc.*	62	509
Valmont Industries, Inc.	9	1,281

		21,558

Construction Materials — 0.0% (a)
US Concrete, Inc.*	5	262

Consumer Finance — 0.9%
Enova International, Inc.*	14	497
FirstCash, Inc.	43	3,846
Green Dot Corp., Class A*	54	3,941
SLM Corp.*	169	1,932

		10,216

Containers & Packaging — 0.6%
AptarGroup, Inc.	7	635
Bemis Co., Inc.	10	401
Greif, Inc., Class A	9	470
Owens-Illinois, Inc.*	161	2,713
Silgan Holdings, Inc.	29	789
Sonoco Products Co.	23	1,218

		6,226

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Distributors — 0.2%
Core-Mark Holding Co., Inc.	6	136
Pool Corp.	16	2,439

		2,575

Diversified Consumer Services — 0.3%
Adtalem Global Education, Inc.*	22	1,073
American Public Education, Inc.*	7	307
Capella Education Co.	6	549
Graham Holdings Co., Class B	2	1,055
Sotheby’s*	6	304
Strayer Education, Inc.	4	486

		3,774

Diversified Telecommunication Services — 0.5%
ATN International, Inc.	4	216
Frontier Communications Corp.	29	153
Vonage Holdings Corp.*	357	4,597

		4,966

Electric Utilities — 1.5%
ALLETE, Inc.	29	2,229
El Paso Electric Co.	32	1,867
Hawaiian Electric Industries, Inc.	73	2,518
IDACORP, Inc.	33	3,041
OGE Energy Corp.	144	5,068
PNM Resources, Inc.	32	1,260

		15,983

Electrical Equipment — 1.0%
Encore Wire Corp.	9	427
EnerSys	54	4,047
Hubbell, Inc.	20	2,092
Regal Beloit Corp.	51	4,200

		10,766

Electronic Equipment, Instruments & Components — 5.2%
Anixter International, Inc.*	12	728
Arrow Electronics, Inc.*	81	6,086
Avnet, Inc.	111	4,741
Bel Fuse, Inc., Class B	28	594
Belden, Inc.	15	924
Benchmark Electronics, Inc.	92	2,671
Cognex Corp.	9	384
Coherent, Inc.*	9	1,391
Electro Scientific Industries, Inc.*	16	249
Insight Enterprises, Inc.*	27	1,311
Jabil, Inc.	147	4,052

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
KEMET Corp.*	76	1,835
Keysight Technologies, Inc.*	105	6,204
Littelfuse, Inc.	8	1,873
Methode Electronics, Inc.	64	2,561
National Instruments Corp.	44	1,847
Plexus Corp.*	53	3,150
Rogers Corp.*	6	658
Sanmina Corp.*	58	1,702
ScanSource, Inc.*	5	189
SYNNEX Corp.	9	859
Tech Data Corp.*	50	4,073
Trimble, Inc.*	78	2,553
TTM Technologies, Inc.*	81	1,426
Vishay Intertechnology, Inc.	52	1,211
Zebra Technologies Corp., Class A*	23	3,281

		56,553

Energy Equipment & Services — 1.7%
Apergy Corp.*	32	1,324
Archrock, Inc.	53	638
C&J Energy Services, Inc.*	26	609
Ensco plc, Class A	68	494
Era Group, Inc.*	34	440
Exterran Corp.*	91	2,270
Helix Energy Solutions Group, Inc.*	33	278
Matrix Service Co.*	14	253
McDermott International, Inc.*	125	2,454
Newpark Resources, Inc.*	36	385
Noble Corp. plc*	90	570
Oceaneering International, Inc.	42	1,064
Oil States International, Inc.*	25	805
Patterson-UTI Energy, Inc.	90	1,612
Pioneer Energy Services Corp.*	28	166
Rowan Cos. plc, Class A*	46	749
SEACOR Holdings, Inc.*	6	338
Superior Energy Services, Inc.*	63	614
TETRA Technologies, Inc.*	53	234
Transocean Ltd.*	178	2,390
Unit Corp.*	22	555
US Silica Holdings, Inc.	29	750

		18,992

Equity Real Estate Investment Trusts (REITs) — 7.9%
Agree Realty Corp.	40	2,100
Alexander & Baldwin, Inc.	25	595
American Assets Trust, Inc.	92	3,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
American Campus Communities, Inc.	80	3,442
Armada Hoffler Properties, Inc.	196	2,920
Camden Property Trust	34	3,058
Chatham Lodging Trust	16	346
Chesapeake Lodging Trust	23	728
CoreCivic, Inc.	71	1,691
CoreSite Realty Corp.	18	2,028
Corporate Office Properties Trust	104	3,019
Cousins Properties, Inc.	105	1,015
CyrusOne, Inc.	31	1,786
DCT Industrial Trust, Inc.	26	1,702
DiamondRock Hospitality Co.	228	2,795
Douglas Emmett, Inc.	69	2,768
EPR Properties	8	539
First Industrial Realty Trust, Inc.	44	1,460
GEO Group, Inc. (The)	121	3,342
Getty Realty Corp.	99	2,799
Hersha Hospitality Trust	15	320
Highwoods Properties, Inc.	103	5,210
Hospitality Properties Trust	155	4,424
JBG SMITH Properties	37	1,364
Kilroy Realty Corp.	35	2,667
Kite Realty Group Trust	78	1,328
LaSalle Hotel Properties	60	2,057
Liberty Property Trust	47	2,065
Life Storage, Inc.	20	1,907
Medical Properties Trust, Inc.	71	1,000
National Storage Affiliates Trust	41	1,276
PotlatchDeltic Corp.	46	2,314
PS Business Parks, Inc.	28	3,618
Ramco-Gershenson Properties Trust	33	440
Rayonier, Inc.	123	4,747
Sabra Health Care REIT, Inc.	62	1,340
Saul Centers, Inc.	4	240
Senior Housing Properties Trust	167	3,016
Summit Hotel Properties, Inc.	41	592
Taubman Centers, Inc.	26	1,504
Uniti Group, Inc.	69	1,380
Urstadt Biddle Properties, Inc., Class A	13	283
Weingarten Realty Investors	17	529

		85,261

Food & Staples Retailing — 0.3%
Casey’s General Stores, Inc.	3	321
SpartanNash Co.	64	1,638

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — continued
Sprouts Farmers Market, Inc.*	8	174
United Natural Foods, Inc.*	20	866

		2,999

Food Products — 2.0%
Darling Ingredients, Inc.*	61	1,213
Dean Foods Co.	132	1,392
Flowers Foods, Inc.	98	2,050
Hain Celestial Group, Inc. (The)*	26	789
Ingredion, Inc.	54	6,007
J&J Snack Foods Corp.	5	807
John B Sanfilippo & Son, Inc.	3	238
Lamb Weston Holdings, Inc.	52	3,563
Post Holdings, Inc.*	44	3,750
Sanderson Farms, Inc.	8	791
Seneca Foods Corp., Class A*	12	315
TreeHouse Foods, Inc.*	23	1,218

		22,133

Gas Utilities — 1.8%
Atmos Energy Corp.	77	6,955
National Fuel Gas Co.	41	2,152
New Jersey Resources Corp.	36	1,599
Southwest Gas Holdings, Inc.	19	1,453
Spire, Inc.	2	148
UGI Corp.	141	7,325
WGL Holdings, Inc.	3	293

		19,925

Health Care Equipment & Supplies — 3.3%
AngioDynamics, Inc.*	41	905
Cantel Medical Corp.	14	1,367
CONMED Corp.	10	710
Globus Medical, Inc., Class A*	30	1,504
Haemonetics Corp.*	23	2,080
Hill-Rom Holdings, Inc.	62	5,398
ICU Medical, Inc.*	6	1,821
Inogen, Inc.*	2	428
Integer Holdings Corp.*	49	3,187
Lantheus Holdings, Inc.*	93	1,349
LivaNova plc*	17	1,707
Masimo Corp.*	30	2,939
Natus Medical, Inc.*	13	452
NuVasive, Inc.*	19	980
OraSure Technologies, Inc.*	22	356
Orthofix International NV*	19	1,080

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
STERIS plc	34	3,528
Surmodics, Inc.*	6	353
Teleflex, Inc.	17	4,667
Varex Imaging Corp.*	15	549
West Pharmaceutical Services, Inc.	3	298

		35,658

Health Care Providers & Services — 3.7%
Acadia Healthcare Co., Inc.*	18	728
AMN Healthcare Services, Inc.*	19	1,105
Chemed Corp.	7	2,092
Community Health Systems, Inc.*	49	162
Cross Country Healthcare, Inc.*	99	1,109
Diplomat Pharmacy, Inc.*	21	544
Encompass Health Corp.	88	5,980
Kindred Healthcare, Inc.*	28	253
LifePoint Health, Inc.*	16	786
Magellan Health, Inc.*	26	2,472
MEDNAX, Inc.*	81	3,492
Molina Healthcare, Inc.*	30	2,957
Owens & Minor, Inc.	88	1,466
Patterson Cos., Inc.	79	1,789
Select Medical Holdings Corp.*	158	2,873
Tenet Healthcare Corp.*	108	3,612
WellCare Health Plans, Inc.*	35	8,520

		39,940

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*	75	904
HealthStream, Inc.	12	319
Quality Systems, Inc.*	20	386

		1,609

Hotels, Restaurants & Leisure — 1.5%
BJ’s Restaurants, Inc.	7	402
Boyd Gaming Corp.	13	437
Brinker International, Inc.	59	2,826
Cheesecake Factory, Inc. (The)	19	1,046
Cracker Barrel Old Country Store, Inc.	11	1,753
Dine Brands Global, Inc.	7	509
Domino’s Pizza, Inc.	17	4,769
Jack in the Box, Inc.	9	800
Papa John’s International, Inc.	6	309
Red Robin Gourmet Burgers, Inc.*	5	242
Ruth’s Hospitality Group, Inc.	11	306
Scientific Games Corp., Class A*	21	1,042

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Texas Roadhouse, Inc.	26	1,707

		16,148

Household Durables — 2.1%
Helen of Troy Ltd.*	25	2,420
KB Home	138	3,748
La-Z-Boy, Inc.	18	541
MDC Holdings, Inc.	19	574
NVR, Inc.*	2	4,720
Toll Brothers, Inc.	120	4,450
TopBuild Corp.*	35	2,766
TRI Pointe Group, Inc.*	46	754
Tupperware Brands Corp.	59	2,440
William Lyon Homes, Class A*	11	255

		22,668

Household Products — 0.5%
Central Garden & Pet Co.*	15	665
Central Garden & Pet Co., Class A*	78	3,149
Energizer Holdings, Inc.	24	1,488

		5,302

Industrial Conglomerates — 0.3%
Carlisle Cos., Inc.	25	2,711
Raven Industries, Inc.	13	481

		3,192

Insurance — 4.1%
Alleghany Corp.	7	4,118
American Equity Investment Life Holding Co.	35	1,246
American Financial Group, Inc.	54	5,792
Aspen Insurance Holdings Ltd. (Bermuda)	23	942
Brown & Brown, Inc.	67	1,857
CNO Financial Group, Inc.	67	1,272
First American Financial Corp.	78	4,034
Hanover Insurance Group, Inc. (The)	51	6,053
HCI Group, Inc.	3	104
Kemper Corp.	19	1,415
Maiden Holdings Ltd.	26	201
Navigators Group, Inc. (The)	5	301
Old Republic International Corp.	194	3,855
Primerica, Inc.	17	1,693
Reinsurance Group of America, Inc.	23	3,083
RenaissanceRe Holdings Ltd. (Bermuda)	16	1,973
Safety Insurance Group, Inc.	5	436
Selective Insurance Group, Inc.	21	1,132
Stewart Information Services Corp.	10	409

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
United Fire Group, Inc.	9	463
United Insurance Holdings Corp.	39	754
Universal Insurance Holdings, Inc.	15	512
WR Berkley Corp.	34	2,446

		44,091

Internet & Direct Marketing Retail — 0.3%
FTD Cos., Inc.*	7	34
Nutrisystem, Inc.	9	343
Shutterfly, Inc.*	33	2,989

		3,366

Internet Software & Services — 0.7%
Blucora, Inc.*	16	581
Cars.com, Inc.*	14	395
j2 Global, Inc.	19	1,637
LogMeIn, Inc.	18	1,838
NIC, Inc.	21	330
QuinStreet, Inc.*	52	658
SPS Commerce, Inc.*	7	544
Stamps.com, Inc.*	6	1,442
XO Group, Inc.*	10	329

		7,754

IT Services — 3.0%
CACI International, Inc., Class A*	26	4,351
Cardtronics plc, Class A*	17	420
Convergys Corp.	31	765
CoreLogic, Inc.*	33	1,697
CSG Systems International, Inc.	26	1,075
EVERTEC, Inc. (Puerto Rico)	24	529
ExlService Holdings, Inc.*	36	2,047
Leidos Holdings, Inc.	89	5,239
ManTech International Corp., Class A	9	483
MAXIMUS, Inc.	9	565
Perficient, Inc.*	61	1,608
Perspecta, Inc.	109	2,232
Sabre Corp.	78	1,917
Science Applications International Corp.	47	3,796
Sykes Enterprises, Inc.*	78	2,252
Teradata Corp.*	63	2,517
Travelport Worldwide Ltd.	50	931
Virtusa Corp.*	11	511

		32,935

INVESTMENTS	SHARES (000)	VALUE ($000)

Leisure Products — 0.6%
Brunswick Corp.	35	2,250
Callaway Golf Co.	40	759
Nautilus, Inc.*	15	235
Polaris Industries, Inc.	22	2,722

		5,966

Life Sciences Tools & Services — 0.5%
Bio-Rad Laboratories, Inc., Class A*	8	2,366
Charles River Laboratories International, Inc.*	21	2,369
Syneos Health, Inc.*	21	1,004

		5,739

Machinery — 3.8%
AGCO Corp.	58	3,499
Alamo Group, Inc.	3	289
Barnes Group, Inc.	19	1,132
Briggs & Stratton Corp.	78	1,377
Crane Co.	59	4,729
Federal Signal Corp.	23	527
Greenbrier Cos., Inc. (The)	55	2,896
Harsco Corp.*	33	723
Hillenbrand, Inc.	27	1,249
IDEX Corp.	24	3,234
ITT, Inc.	78	4,067
Kennametal, Inc.	29	1,034
Lincoln Electric Holdings, Inc.	25	2,220
Lydall, Inc.*	6	254
Oshkosh Corp.	28	1,997
SPX Corp.*	14	497
SPX FLOW, Inc.*	17	739
Standex International Corp.	5	511
Terex Corp.	70	2,948
Timken Co. (The)	30	1,292
Toro Co. (The)	34	2,055
Wabash National Corp.	21	397
Wabtec Corp.	8	762
Watts Water Technologies, Inc., Class A	42	3,301

		41,729

Marine — 0.2%
Kirby Corp.*	22	1,864

Media — 1.1%
AMC Networks, Inc., Class A*	32	2,003
Cinemark Holdings, Inc.	8	270
Gannett Co., Inc.	133	1,427
John Wiley & Sons, Inc., Class A	34	2,115

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Media — continued
Live Nation Entertainment, Inc.*	32	1,562
Meredith Corp.	31	1,594
New Media Investment Group, Inc.	31	571
TEGNA, Inc.	154	1,670
World Wrestling Entertainment, Inc., Class A	16	1,158

		12,370

Metals & Mining — 2.0%
AK Steel Holding Corp.*	126	545
Carpenter Technology Corp.	7	379
Century Aluminum Co.*	19	291
Commercial Metals Co.	42	890
Kaiser Aluminum Corp.	7	724
Materion Corp.	8	412
Reliance Steel & Aluminum Co.	60	5,260
Royal Gold, Inc.	8	761
Steel Dynamics, Inc.	154	7,097
SunCoke Energy, Inc.*	26	346
United States Steel Corp.	102	3,558
Worthington Industries, Inc.	45	1,886

		22,149

Multiline Retail — 0.2%
Big Lots, Inc.	22	907
Dillard’s, Inc., Class A	8	728

		1,635

Multi-Utilities — 0.9%
Avista Corp.	34	1,770
MDU Resources Group, Inc.	76	2,177
NorthWestern Corp.	17	964
Vectren Corp.	71	5,079

		9,990

Oil, Gas & Consumable Fuels — 2.8%
Carrizo Oil & Gas, Inc.*	33	922
Chesapeake Energy Corp.*	291	1,523
CNX Resources Corp.*	80	1,413
CONSOL Energy, Inc.*	10	377
Denbury Resources, Inc.*	191	917
Energen Corp.*	40	2,891
Gulfport Energy Corp.*	58	733
HighPoint Resources Corp.*	49	299
Matador Resources Co.*	21	619
Murphy Oil Corp.	74	2,496
Oasis Petroleum, Inc.*	108	1,402
Par Pacific Holdings, Inc.*	80	1,390

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
PBF Energy, Inc., Class A	109	4,575
PDC Energy, Inc.*	27	1,638
QEP Resources, Inc.*	92	1,133
REX American Resources Corp.*	3	210
SM Energy Co.	41	1,064
Southwestern Energy Co.*	195	1,034
SRC Energy, Inc.*	100	1,102
World Fuel Services Corp.	27	555
WPX Energy, Inc.*	202	3,644

		29,937

Paper & Forest Products — 1.1%
Boise Cascade Co.	48	2,137
Domtar Corp.	76	3,646
KapStone Paper and Packaging Corp.	17	591
Louisiana-Pacific Corp.	96	2,616
Schweitzer-Mauduit International, Inc.	68	2,952

		11,942

Personal Products — 0.2%
Avon Products, Inc. (United Kingdom)*	180	291
Medifast, Inc.	5	823
Nu Skin Enterprises, Inc., Class A	20	1,556

		2,670

Pharmaceuticals — 0.9%
Akorn, Inc.*	147	2,439
Catalent, Inc.*	53	2,233
Depomed, Inc.*	263	1,755
Medicines Co. (The)*	101	3,718

		10,145

Professional Services — 2.1%
ASGN, Inc.*	19	1,501
Dun & Bradstreet Corp. (The)	14	1,754
FTI Consulting, Inc.*	17	1,045
Heidrick& Struggles International, Inc.	59	2,055
Insperity, Inc.	40	3,801
Kelly Services, Inc., Class A	26	579
Korn/Ferry International	67	4,143
ManpowerGroup, Inc.	53	4,577
Navigant Consulting, Inc.*	18	405
Resources Connection, Inc.	46	769
TrueBlue, Inc.*	86	2,319

		22,948

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.6%
HFF, Inc., Class A	14	473
Jones Lang LaSalle, Inc.	35	5,733

		6,206

Road & Rail — 1.4%
ArcBest Corp.	59	2,706
Avis Budget Group, Inc.*	76	2,454
Knight-Swift Transportation Holdings, Inc.	42	1,593
Landstar System, Inc.	31	3,393
Old Dominion Freight Line, Inc.	27	3,977
Saia, Inc.*	9	695

		14,818

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Energy Industries, Inc.*	17	964
Cabot Microelectronics Corp.	9	941
Cirrus Logic, Inc.*	24	906
Cohu, Inc.	64	1,571
Cree, Inc.*	7	287
Cypress Semiconductor Corp.	145	2,261
First Solar, Inc.*	47	2,496
Integrated Device Technology, Inc.*	52	1,670
Kulicke & Soffa Industries, Inc. (Singapore)	155	3,698
MKS Instruments, Inc.	31	3,002
Nanometrics, Inc.*	43	1,513
Photronics, Inc.*	23	184
Rudolph Technologies, Inc.*	74	2,178
Semtech Corp.*	11	532
SolarEdge Technologies, Inc.*	17	813
Synaptics, Inc.*	13	675
Teradyne, Inc.	81	3,091
Ultra Clean Holdings, Inc.*	31	522
Veeco Instruments, Inc.*	3	37

		27,341

Software — 2.4%
8x8, Inc.*	41	824
ACI Worldwide, Inc.*	46	1,145
Bottomline Technologies de, Inc.*	14	678
CDK Global, Inc.	30	1,926
CommVault Systems, Inc.*	20	1,297
Fair Isaac Corp.*	13	2,582
Fortinet, Inc.*	79	4,944
MicroStrategy, Inc., Class A*	15	1,910
Monotype Imaging Holdings, Inc.	38	763
Progress Software Corp.	19	729

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
PTC, Inc.*	53	4,973
Qualys, Inc.*	13	1,054
Synchronoss Technologies, Inc.*	14	88
TiVo Corp.	75	1,010
Ultimate Software Group, Inc. (The)*	8	2,110

		26,033

Specialty Retail — 3.2%
Aaron’s, Inc.	71	3,078
Abercrombie & Fitch Co., Class A	26	627
American Eagle Outfitters, Inc.	110	2,564
Asbury Automotive Group, Inc.*	43	2,955
AutoNation, Inc.*	25	1,219
Caleres, Inc.	45	1,555
Cato Corp. (The), Class A	28	688
Chico’s FAS, Inc.	81	661
Children’s Place, Inc. (The)	9	1,116
Dick’s Sporting Goods, Inc.	33	1,153
DSW, Inc., Class A	26	674
Express, Inc.*	28	254
GameStop Corp., Class A	40	577
Genesco, Inc.*	5	191
Group 1 Automotive, Inc.	8	526
Haverty Furniture Cos., Inc.	6	139
Lithia Motors, Inc., Class A	10	929
Michaels Cos., Inc. (The)*	41	776
Murphy USA, Inc.*	9	676
Office Depot, Inc.	408	1,041
RH*	8	1,090
Sally Beauty Holdings, Inc.*	51	822
Signet Jewelers Ltd.	25	1,383
Sleep Number Corp.*	19	554
Tailored Brands, Inc.	88	2,236
Urban Outfitters, Inc.*	94	4,183
Williams-Sonoma, Inc.	30	1,829
Zumiez, Inc.*	33	827

		34,323

Technology Hardware, Storage & Peripherals — 0.3%
NCR Corp.*	107	3,196

Textiles, Apparel & Luxury Goods — 1.1%
Carter’s, Inc.	19	2,059
Crocs, Inc.*	30	520
Deckers Outdoor Corp.*	24	2,709
Fossil Group, Inc.*	21	572

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — continued
Movado Group, Inc.	6	309
Oxford Industries, Inc.	5	432
Perry Ellis International, Inc.*	38	1,033
Skechers U.S.A., Inc., Class A*	53	1,586
Steven Madden Ltd.	21	1,138
Wolverine World Wide, Inc.	33	1,158

		11,516

Thrifts & Mortgage Finance — 0.4%
BofI Holding, Inc.*	16	667
Dime Community Bancshares, Inc.	28	554
Provident Financial Services, Inc.	37	1,015
TrustCo Bank Corp.	164	1,463
Walker & Dunlop, Inc.	11	618

		4,317

Tobacco — 0.1%
Universal Corp.	8	555

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies, Inc.	15	1,080
DXP Enterprises, Inc.*	5	191
Kaman Corp.	49	3,380
MSC Industrial Direct Co., Inc., Class A	18	1,519
NOW, Inc.*	53	704
Veritiv Corp.*	27	1,064

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — continued
Watsco, Inc.	13	2,318

		10,256

Water Utilities — 0.1%
American States Water Co.	14	820

Wireless Telecommunication Services — 0.3%
Spok Holdings, Inc.	34	510
Telephone & Data Systems, Inc.	113	3,099

		3,609

Total Common Stocks (Cost $721,030)		1,038,490

Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $31,498)	31,498	31,498

Total Investments — 98.5% (Cost $752,528)		1,069,988
Other Assets Less Liabilities — 1.5%		15,810

NET ASSETS — 100.0%		$1,085,798

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts) :
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	147	09/2018	USD	12,109	(130)
S&P Midcap 400 E-Mini Index	164	09/2018	USD	32,080	(361)

					(491)

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amountrounds to less than 0.05% of net assets.
(b)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$3,269,295	$1,038,490
Investments in affiliates, at value	96,611	31,498
Cash	8	—	(a)
Deposits at broker for futures contracts	2,358	1,437
Receivables:
Investment securities sold	3,497	21,043
Fund shares sold	874	710
Dividends from non-affiliates	2,744	1,090
Dividends from affiliates	46	38
Variation margin on futures contracts	37	—
Due from adviser	6	—

Total Assets	3,375,476	1,094,306

LIABILITIES:
Payables:
Investment securities purchased	1,653	7,390
Fund shares redeemed	7,325	648
Variation margin on futures contracts	—	21
Accrued liabilities:
Investment advisory fees	—	51
Administration fees	48	—
Distribution fees	173	64
Service fees	115	217
Custodian and accounting fees	22	1
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Other	384	116

Total Liabilities	9,720	8,508

Net Assets	$3,365,756	$1,085,798

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,964,663	$685,497
Accumulated undistributed (distributions in excess of) net investment income	1,043	5,175
Accumulated net realized gains (losses)	(22,099)	78,157
Net unrealized appreciation (depreciation)	1,422,149	316,969

Total Net Assets	$3,365,756	$1,085,798

Net Assets:
Class A	$590,286	$171,304
Class C	78,613	36,618
Class I	687,941	864,316
Class R2	—	13,560
Class R6	2,008,916	—

Total	$3,365,756	$1,085,798

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,177	14,575
Class C	1,905	3,724
Class I	16,505	72,529
Class R2	—	1,173
Class R6	48,200	—

Net Asset Value (a):
Class A — Redemption price per share	$41.64	$11.75
Class C — Offering price per share (b)	41.27	9.83
Class I — Offering and redemption price per share	41.68	11.92
Class R2 — Offering and redemption price per share	—	11.56
Class R6 — Offering and redemption price per share	41.68	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.95	$12.40

Cost of investments in non-affiliates	$1,869,805	$721,030
Cost of investments in affiliates	73,114	31,498

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2		$9
Interest income from affiliates	—	(a)	1
Dividend income from non-affiliates	49,332		14,830
Dividend income from affiliates	1,268		293

Total investment income	50,602		15,133

EXPENSES:
Investment advisory fees	1,045		2,622
Administration fees	2,122		852
Distribution fees:
Class A	1,497		423
Class C	625		273
Class R2	—		108
Service fees:
Class A	1,497		423
Class C	208		91
Class I	1,724		2,054
Class R2	—		54
Custodian and accounting fees	112		35
Interest expense to affiliates	—	(a)	—
Professional fees	80		65
Trustees’ and Chief Compliance Officer’s fees	33		29
Printing and mailing costs	87		52
Registration and filing fees	192		98
Transfer agency fees (See Note 2.E.)	335		111
Other	47		25

Total expenses	9,604		7,315

Less fees waived	(4,158)		(2,883)
Less expense reimbursements	—	(a)	(9)

Net expenses	5,446		4,423

Net investment income (loss)	45,156		10,710

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,190		116,129
Investments in affiliates	119		—
Futures contracts	3,867		5,213

Net realized gain (loss)	18,176		121,342

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	217,566		7,767
Investments in affiliates	3,186		—
Futures contracts	(817)		(433)

Change in net unrealized appreciation/depreciation	219,935		7,334

Net realized/unrealized gains (losses)	238,111		128,676

Change in net assets resulting from operations	$283,267		$139,386

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$45,156	$29,500	$10,710	$10,588
Net realized gain (loss)	18,176	58,301	121,342	83,310
Change in net unrealized appreciation/depreciation	219,935	187,638	7,334	83,009

Change in net assets resulting from operations	283,267	275,439	139,386	176,907

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,918)	(9,630)	(1,158)	(747)
From net realized gains	(5,731)	(50,124)	(17,242)	(9,476)
Class C
From net investment income	(621)	(901)	(155)	(129)
From net realized gains	(748)	(7,682)	(4,114)	(3,120)
Class I
From net investment income	(10,804)	(14,603)	(6,791)	(7,073)
From net realized gains	(6,187)	(65,912)	(81,308)	(74,429)
Class R2
From net investment income	—	—	(136)	(77)
From net realized gains	—	—	(2,564)	(1,167)
Class R6 (a)
From net investment income	(25,086)	(4,127)	—	—
From net realized gains	(15,063)	(20,272)	—	—

Total distributions to shareholders	(72,158)	(173,251)	(113,468)	(96,218)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,405,217	139,860	48,732	(4,899)

NET ASSETS:
Change in net assets	1,616,326	242,048	74,650	75,790
Beginning of period	1,749,430	1,507,382	1,011,148	935,358

End of period	$3,365,756	$1,749,430	$1,085,798	$1,011,148

Accumulated undistributed (distributions in excess of) net investment income	$1,043	$848	$5,175	$2,811

(a)	Commencement of offering of class of shares effective September 1, 2016 for JPMorgan Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$76,579	$87,696	$45,244	$104,426
Distributions reinvested	13,481	59,202	16,959	9,108
Cost of shares redeemed	(143,780)	(200,298)	(57,263)	(59,090)

Change in net assets resulting from Class A capital transactions	$(53,720)	$(53,400)	$4,940	$54,444

Class C
Proceeds from shares issued	$16,727	$24,354	$10,500	$20,627
Distributions reinvested	1,051	6,658	4,116	2,957
Cost of shares redeemed	(37,994)	(35,729)	(15,808)	(12,094)

Change in net assets resulting from Class C capital transactions	$(20,216)	$(4,717)	$(1,192)	$11,490

Class I
Proceeds from shares issued	$169,466	$212,874	$170,059	$169,115
Distributions reinvested	15,815	67,647	84,229	72,072
Cost of shares redeemed	(310,723)	(408,621)	(200,340)	(322,041)

Change in net assets resulting from Class I capital transactions	$(125,442)	$(128,100)	$53,948	$(80,854)

Class R2
Proceeds from shares issued	$—	$—	$10,299	$13,272
Distributions reinvested	—	—	2,524	1,031
Cost of shares redeemed	—	—	(21,787)	(4,282)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(8,964)	$10,021

Class R6 (a)
Proceeds from shares issued	$1,919,175	$327,166	$—	$—
Subscriptions in-kind (See Note 8)	67,453	—	—	—
Distributions reinvested	40,148	22,758	—	—
Cost of shares redeemed	(422,181)	(23,847)	—	—

Change in net assets resulting from Class R6 capital transactions	$1,604,595	$326,077	$—	$—

Total change in net assets resulting from capital transactions	$1,405,217	$139,860	$48,732	$(4,899)

(a)	Commencement of offering of class of shares effective September 1, 2016 for JPMorgan Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,894	2,404	3,866	9,202
Reinvested	333	1,686	1,498	816
Redeemed	(3,573)	(5,502)	(4,922)	(5,223)

Change in Class A Shares	(1,346)	(1,412)	442	4,795

Class C
Issued	418	677	1,064	2,113
Reinvested	26	192	434	310
Redeemed	(958)	(990)	(1,583)	(1,241)

Change in Class C Shares	(514)	(121)	(85)	1,182

Class I
Issued	4,144	5,859	14,517	14,770
Reinvested	391	1,922	7,337	6,391
Redeemed	(7,802)	(11,165)	(16,932)	(27,991)

Change in Class I Shares	(3,267)	(3,384)	4,922	(6,830)

Class R2
Issued	—	—	898	1,192
Reinvested	—	—	227	93
Redeemed	—	—	(1,950)	(383)

Change in Class R2 Shares	—	—	(825)	902

Class R6 (a)
Issued	46,560	9,051	—	—
Subscriptions in-kind (See Note 8)	1,764	—	—	—
Reinvested	986	646	—	—
Redeemed	(10,158)	(649)	—	—

Change in Class R6 Shares	39,152	9,048	—	—

(a)	Commencement of offering of class of shares effective September 1, 2016 for JPMorgan Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2018	$37.41	$0.61	$4.54	$5.15	$(0.54)	$(0.38)	$(0.92)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)
Year Ended June 30, 2014	36.43	0.64	7.78	8.42	(0.63)	(2.28)	(2.91)

Class C
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	7.73	8.08	(0.36)	(2.28)	(2.64)

Class I
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	7.79	8.53	(0.73)	(2.28)	(3.01)

Class R6
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)
September 1, 2016 (f) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.64	13.88%	$590,286	0.45%	1.52%	0.69%	14%
37.41	17.35	580,645	0.45	1.67	0.76	21
35.36	3.53	598,815	0.45	1.93	0.94	4
41.12	6.94	689,107	0.45	1.63	0.92	5
41.94	23.95	694,974	0.45	1.63	0.91	5

41.27	13.20	78,613	1.05	0.92	1.15	14
37.08	16.57	89,681	1.11	1.01	1.23	21
35.09	2.76	89,104	1.20	1.19	1.43	4
40.86	6.15	88,842	1.20	0.88	1.41	5
41.72	23.01	77,644	1.20	0.88	1.41	5

41.68	14.18	687,941	0.20	1.78	0.40	14
37.44	17.62	740,340	0.20	1.93	0.48	21
35.39	3.81	819,463	0.20	2.17	0.67	4
41.14	7.19	1,114,957	0.20	1.88	0.66	5
41.96	24.27	1,120,177	0.20	1.89	0.66	5

41.68	14.36	2,008,916	0.042	1.85	0.14	14
37.44	13.49	338,764	0.045	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2018	$11.52	$0.10		$1.46	$1.56	$(0.08)	$(1.25)	$(1.33)
Year Ended June 30, 2017	10.64	0.10		1.92	2.02	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	12.98	0.09		(0.21)	(0.12)	(0.08)	(2.14)	(2.22)
Year Ended June 30, 2015	13.85	0.10		0.72	0.82	(0.10)	(1.59)	(1.69)
Year Ended June 30, 2014	12.17	0.09	(d)	2.81	2.90	(0.08)	(1.14)	(1.22)

Class C
Year Ended June 30, 2018	9.85	0.03		1.24	1.27	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03		1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01		(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01		0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(d)(e)	2.56	2.56	(0.02)	(1.14)	(1.16)

Class I
Year Ended June 30, 2018	11.66	0.13		1.48	1.61	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13		1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12		(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13		0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(d)	2.83	2.95	(0.11)	(1.14)	(1.25)

Class R2
Year Ended June 30, 2018	11.36	0.07		1.44	1.51	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07		1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07		(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07		0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(d)	2.78	2.84	(0.05)	(1.14)	(1.19)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class I and Class R2 Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.90% and 0.42% for Class A, Class C, Class I and Class R2 Shares respectively.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.75	14.02%	$171,304	0.60%	0.85%		0.88%	33%
11.52	19.37	162,853	0.62	0.87		0.93	30
10.64	0.22	99,397	0.69	0.81		0.98	39
12.98	6.90	110,138	0.68	0.75		0.92	39
13.85	24.96	116,727	0.69	0.68	(d)	0.87	25

9.83	13.46	36,618	1.10	0.34		1.38	33
9.85	18.58	37,529	1.17	0.32		1.44	30
9.27	(0.43)	24,343	1.39	0.12		1.52	39
11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	0.00	(d)(f)	1.37	25

11.92	14.31	864,316	0.35	1.10		0.61	33
11.66	19.66	788,063	0.38	1.13		0.62	30
10.75	0.47	800,082	0.44	1.04		0.63	39
13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(d)	0.62	25

11.56	13.79	13,560	0.83	0.61		1.35	33
11.36	19.06	22,703	0.85	0.63		1.29	30
10.52	(0.05)	11,536	0.92	0.60		1.40	39
12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(d)	1.12	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6*	Diversified
JPMorgan Market Expansion Enhanced Index Fund	Class A, Class C, Class I and Class R2	Diversified

*	Class R6 Shares of the JPMorgan Equity Index Fund commenced operations on September 1, 2016.

The investment objective of the JPMorgan Equity Index Fund (“Equity Index Fund”) is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of the JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”) is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,365,906	$—	$—	$3,365,906

Depreciation in Other Financial Instruments
Futures Contracts	$(838)	$—	$—	$(838)

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,069,988	$—	$—	$1,069,988

Depreciation in Other Financial Instruments
Futures Contracts	$(491)	$—	$—	$(491)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity
Average Notional Balance Long	$23,817	$22,279
Ending Notional Balance Long	46,403	44,189

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Equity Index Fund

		For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. Shares (a)	$27,280	$26,000	$5,419	$119	$3,186	$51,166	491	$848	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c)	6,258	1,864,564	1,825,377	—	—	45,445	45,445	420	—

Total	$33,538	$1,890,564	$1,830,796	$119	$3,186	$96,611		$1,268	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2018.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses.

The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$308	$6	$18	n/a	$3	$335
Market Expansion Enhanced Index Fund
Transfer agency fees	36	8	15	$52	n/a	111

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Equity Index Fund generally declares and pays distributions from net investment income quarterly. Market Expansion Enhanced Index Fund generally declares and pays distributions from net investment income annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(532)	$532
Market Expansion Enhanced Index Fund	—	(106)	106

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$19	$—	(a)
Market Expansion Enhanced Index Fund	28	—	(a)

(a)	Amount rounds to less than one thousand.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

D. Service Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R6
Equity Index Fund	0.45%	1.20%	0.20%	n/a	0.045%
Market Expansion Enhanced Index Fund	0.60	1.10	0.35	0.83%	n/a

The expense limitation agreements were in effect for the year ended June 30, 2018 and are in place until at least October 31, 2018 for Equity Index Fund and Market Expansion Enhanced Index Fund.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$1,045	$1,498	$1,550	$4,093	$—	(a)
Market Expansion Enhanced Index Fund	1,896	852	85	2,833	9

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018 was as follows (amounts in thousands):

Equity Index Fund	$65
Market Expansion Enhanced Index Fund	50

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Equity Index Fund	$—
Market Expansion Enhanced Index Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$1,617,401	$343,816
Market Expansion Enhanced Index Fund	338,117	421,881

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,978,793	$1,399,790	$13,515	$1,386,275
Market Expansion Enhanced Index Fund	757,316	340,557	28,376	312,181

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$62,098	$10,060	$72,158
Market Expansion Enhanced Index Fund	10,142	103,326	113,468

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$30,154	$143,097	$173,251
Market Expansion Enhanced Index Fund	8,026	88,192	96,218

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$2,454	$12,436	$1,386,275
Market Expansion Enhanced Index Fund	13,192	74,972	312,181

The cumulative timing differences primarily consist of wash sale loss deferrals.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2018. Average borrowings from the Facility during the year ended June 30, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$2,961	1.84%	2	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Equity Index Fund had four affiliated omnibus accounts and Market Expansion Enhanced Index Fund had four non-affiliated omnibus accounts, which in the aggregate owned 12.1% and 10.2% of each Fund’s outstanding shares, respectively.

As of June 30, 2018, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—	45.4%
Market Expansion Enhanced Index Fund	44.7%	—

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Subscription in-kind

On September 7, 2017, certain shareholders purchased Class R6 Shares of Equity Index Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$67,453	Subscription in-kind

9. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (two of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	43

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,024.40	$2.26	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,021.20	5.26	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class I
Actual	1,000.00	1,025.40	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,026.20	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

JPMorgan Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,037.10	3.03	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	1,034.70	5.55	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	1,039.20	1.77	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R2
Actual	1,000.00	1,035.80	4.19	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	47

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Equity Index Fund	100.00%
JPMorgan Market Expansion Enhanced Index Fund	72.04

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Index Fund	$10,060
JPMorgan Market Expansion Enhanced Index Fund	103,326

Qualified Dividend Income (QDI)

The Funds listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Index Fund	$50,181
JPMorgan Market Expansion Enhanced Index Fund	10,142

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-INDEX-618

Annual Report

J.P. Morgan Investor Funds

June 30, 2018

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of June 30, 2018 (in thousands)
JPMorgan Investor Balanced Fund Class A	1.54%	6.30%	(0.32)%	14.78%	7.08	%**	$4,784,596

JPMorgan Investor Conservative Growth Fund Class A	(0.88)%	3.76%	(0.32)%	14.78%	4.08	%***	$3,499,722

JPMorgan Investor Growth Fund Class A	6.03%	11.02%	(0.32)%	14.78%	13.21	%****	$2,701,836

JPMorgan Investor Growth & Income Fund Class A	3.77%	8.67%	(0.32)%	14.78%	10.12	%*****	$2,889,713

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	45.8%
U.S. Equity	35.0
International Equity	15.1
Alternative Assets	3.0
Short-Term Investments	1.1

Investor Conservative Growth Fund
Fixed Income	65.3%
U.S. Equity	20.8
International Equity	9.4
Alternative Assets	3.5
Short-Term Investments	1.0

Investor Growth Fund
U.S. Equity	61.7%
International Equity	25.0
Fixed Income	10.6
Alternative Assets	1.5
Short-Term Investments	1.2

Investor Growth & Income Fund
U.S. Equity	47.6%
Fixed Income	29.6
International Equity	19.0
Alternative Assets	2.8
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of June 30, 2018. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Bond prices came under pressure in the second half of the reporting period amid rising U.S. interest rates.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from June 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, U.S. equities outperformed other developed market and emerging markets equities. Fixed-income securities experienced positive but lackluster returns. High yield bonds (also known as “junk bonds”) slightly outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the twelve months ended June 30, 2018, each of the Investor Funds outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark.

Each of the Investor Funds’ Class A Shares underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to their allocations to core bond securities, which generally underperformed equity securities and were not held in the Russell 3000 Index.

Each Investor Fund’s performance is also compared to composite benchmarks, which comprise different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation.

All of the Investor Funds underperformed their respective composite benchmarks, mainly due to the Funds’ exposure to international equities and high yield bonds that were not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds’ portfolio managers — through their investments in underlying funds — decreased their allocation to high yield debt and continued to reduce their allocation to U.S. equity, particularly large-cap stocks, amid rising equity prices. The managers maintained their exposure to international equities in spite of headwinds created by the strengthening U.S. dollar during the reporting period.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		1.54%	5.69%	5.71%
Without Sales Charge		6.30	6.67	6.19
CLASS C SHARES	July 1, 1997
With CDSC**		4.71	6.09	5.62
Without CDSC		5.71	6.09	5.62
CLASS I SHARES	December 10, 1996	6.62	6.96	6.46
CLASS R6 SHARES	July 31, 2017	6.71	6.96	6.47

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index,

which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		(0.88)%	3.70%	4.54%
Without Sales Charge		3.76	4.67	5.03
CLASS C SHARES	July 1, 1997
With CDSC**		2.09	4.09	4.46
Without CDSC		3.09	4.09	4.46
CLASS I SHARES	December 10, 1996	4.08	4.94	5.30
CLASS R6 SHARES	July 31, 2017	4.13	4.95	5.30

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		6.03%	9.41%	7.46%
Without Sales Charge		11.02	10.43	7.96
CLASS C SHARES	July 1, 1997
With CDSC**		9.41	9.83	7.36
Without CDSC		10.41	9.83	7.36
CLASS I SHARES	December 10, 1996	11.33	10.72	8.23
CLASS R6 SHARES	July 31, 2017	11.42	10.72	8.23

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		3.77%	7.29%	6.49%
Without Sales Charge		8.67	8.29	6.99
CLASS C SHARES	July 1, 1997
With CDSC**		7.10	7.71	6.41
Without CDSC		8.10	7.71	6.41
CLASS I SHARES	December 10, 1996	9.02	8.58	7.26
CLASS R6 SHARES	July 31, 2017	9.11	8.59	7.26

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.9%
Alternative Assets — 3.0%
JPMorgan Research Market Neutral Fund Class L Shares* (a)	3,212	48,535
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	6,469	93,933

Total Alternative Assets		142,468

Fixed Income — 45.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	87,126	981,915
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	59,107	475,808
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,194	48,007
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	17,115	159,680
JPMorgan High Yield Fund Class R6 Shares (a)	15,967	115,120
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	7,108	71,937
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	19,912	198,725
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	8,349	96,681
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,446	43,571

Total Fixed Income		2,191,444

International Equity — 15.1%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	5,137	69,037
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,492	69,191
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	7,080	158,803
JPMorgan International Equity Fund Class R6 Shares (a)	4,098	71,380
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	13,940	255,800
JPMorgan Intrepid European Fund Class L Shares (a)	3,810	100,554

Total International Equity		724,765

U.S. Equity — 35.0%
JPMorgan Equity Income Fund Class R6 Shares (a)	5,573	95,291
JPMorgan Intrepid America Fund Class R6 Shares (a)	8,065	334,210

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,814	166,954
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	1,777	42,708
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	3,754	164,998
JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,091	120,562
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	14,165	168,844
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,138	36,773
JPMorgan U.S. Equity Fund Class R6 Shares (a)	27,227	450,876
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,584	91,976

Total U.S. Equity		1,673,192

Total Investment Companies (Cost $3,851,810)		4,731,869

Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b) (Cost $51,163)	51,163	51,163

Total Investments — 100.0% (Cost $3,902,973)		4,783,032
Other Assets Less Liabilities — 0.0% (c)		1,564

Net Assets — 100.0%		$4,784,596

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown was the current yield as of June 30, 2018.
(c)	Amount rounds to less than 0.05% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.9%
Alternative Assets — 3.5%
JPMorgan Research Market Neutral Fund Class L Shares* (a)	2,365	35,731
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	5,971	86,705

Total Alternative Assets		122,436

Fixed Income — 65.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	91,919	1,035,932
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	54,843	441,486
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,461	34,571
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	15,073	140,635
JPMorgan Government Bond Fund Class R6 Shares (a)	3,894	39,915
JPMorgan High Yield Fund Class R6 Shares (a)	7,538	54,347
JPMorgan Income Fund Class R6 Shares (a)	7,823	72,048
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,562	66,412
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	29,189	291,305
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	6,023	69,746
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	3,724	36,494

Total Fixed Income		2,282,891

International Equity — 9.4%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	2,932	39,407
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,408	39,084
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	1,995	44,743
JPMorgan International Equity Fund Class R6 Shares (a)	1,982	34,535
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,524	138,065
JPMorgan Intrepid European Fund Class L Shares (a)	1,275	33,638

Total International Equity		329,472

U.S. Equity — 20.8%
JPMorgan Equity Income Fund Class R6 Shares (a)	3,594	61,452

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued
JPMorgan Intrepid America Fund Class R6 Shares (a)	4,360	180,679
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,483	87,986
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	977	42,926
JPMorgan Large Cap Value Fund Class R6 Shares (a)	1,522	22,685
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	3,659	43,619
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	916	32,967
JPMorgan Small Cap Value Fund Class R6 Shares (a)	839	27,112
JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,194	168,805
JPMorgan Value Advantage Fund Class R6 Shares (a)	1,636	58,233

Total U.S. Equity		726,464

Total Investment Companies (cost $3,066,910)		3,461,263

Short-term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b) (Cost $34,913)	34,913	34,913

Total Investments — 99.9% (Cost $3,101,823)		3,496,176
Other Assets Less Liabilities — 0.1%		3,546

Net Assets — 100.0%		$3,499,722

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown was the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.9%
Alternative Assets — 1.6%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	1,133	10,326
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	2,166	31,444

Total Alternative Assets		41,770

Fixed Income — 10.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	16,798	189,316
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,916	31,526
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,630	12,631
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,879	26,864
JPMorgan High Yield Fund Class R6 Shares (a)	3,672	26,479

Total Fixed Income		286,816

International Equity — 25.0%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,121	55,382
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,017	55,999
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	3,519	78,941
JPMorgan International Equity Fund Class R6 Shares (a)	7,058	122,949
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	10,461	191,968
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	3,962	81,140
JPMorgan Intrepid European Fund Class L Shares (a)	3,381	89,222

Total International Equity		675,601

U.S. Equity — 61.7%
JPMorgan Equity Income Fund Class R6 Shares (a)	2,884	49,325
JPMorgan Intrepid America Fund Class R6 Shares (a)	7,535	312,260
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,285	135,563
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	565	13,575

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	5,339	234,666
JPMorgan Large Cap Value Fund Class R6 Shares (a)	17,640	262,832
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	13,052	155,581
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	1,009	36,325
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,200	38,772
JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,790	377,397
JPMorgan Value Advantage Fund Class R6 Shares (a)	1,431	50,934

Total U.S. Equity		1,667,230

Total Investment Companies (Cost $1,868,340)		2,671,417

Short-term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b) (Cost $33,130)	33,130	33,130

Total Investments — 100.1% (Cost $1,901,470)		2,704,547
Liabilities in Excess of Other Assets — (0.1%)		(2,711)

Net Assets — 100.0%		$2,701,836

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown was the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.9%
Alternative Assets — 2.8%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	957	8,720
JPMorgan Research Market Neutral Fund Class L Shares* (a)	1,511	22,833
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	3,403	49,414

Total Alternative Assets		80,967

Fixed Income — 29.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	36,811	414,864
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	22,429	180,555
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,896	14,695
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	8,812	82,216
JPMorgan High Yield Fund Class R6 Shares (a)	7,807	56,289
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,925	39,717
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	3,721	37,139
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	2,487	28,798

Total Fixed Income		854,273

International Equity — 19.0%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,624	48,708
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,772	49,185
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	4,929	110,561
JPMorgan International Equity Fund Class R6 Shares (a)	4,190	72,997
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	8,349	153,200
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	1,822	37,306
JPMorgan Intrepid European Fund Class L Shares (a)	2,902	76,593

Total International Equity		548,550

U.S. Equity — 47.5%
JPMorgan Equity Income Fund Class R6 Shares (a)	3,213	54,937

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued
JPMorgan Intrepid America Fund Class R6 Shares (a)	7,363	305,105
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,549	91,877
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	4,358	191,527
JPMorgan Large Cap Value Fund Class R6 Shares (a)	11,255	167,698
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	9,834	117,222
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	916	32,984
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,225	39,553
JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,224	318,346
JPMorgan Value Advantage Fund Class R6 Shares (a)	1,518	54,048

Total U.S. Equity		1,373,297

Total Investment Companies (Cost $2,110,855)		2,857,087

Short-term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b) (Cost $28,619)	28,619	28,619

Total Investments — 99.9% (Cost $2,139,474)		2,885,706
Other Assets Less Liabilities — 0.1%		4,007

Net Assets — 100.0%		$2,889,713

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown was the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	11

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund		JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,783,032	$3,496,176		$2,704,547	$2,885,706
Cash	78	—		46	47
Receivables:
Investment securities sold	16,751	15,767		—	7,512
Fund shares sold	1,477	1,453		556	765
Dividends from affiliates	3	322		2	1
Due from adviser	—	—		5	—

Total Assets	4,801,341	3,513,718		2,705,156	2,894,031

LIABILITIES:
Payables:
Due to custodian	—	265		—	—
Distributions	63	21		16	46
Investment securities purchased	9,572	7,008		—	—
Fund shares redeemed	4,462	4,426		1,855	2,689
Accrued liabilities:
Investment advisory fees	192	140		—	116
Administration fees	230	176		45	151
Distribution fees	1,210	1,191		559	661
Service fees	536	455		277	204
Custodian and accounting fees	4	4		4	4
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	—
Transfer agency fees	265	135		475	342
Other	211	175		89	105

Total Liabilities	16,745	13,996		3,320	4,318

Net Assets	$4,784,596	$3,499,722		$2,701,836	$2,889,713

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,810,980	$3,042,036	$1,845,656	$2,110,927
Accumulated undistributed (distributions in excess of) net investment income	237	218	54	86
Accumulated net realized gains (losses)	93,320	63,115	53,049	32,468
Net unrealized appreciation (depreciation)	880,059	394,353	803,077	746,232

Total Net Assets	$4,784,596	$3,499,722	$2,701,836	$2,889,713

Net Assets:
Class A	$3,436,111	$2,173,957	$2,048,525	$2,386,397
Class C	791,718	1,188,675	205,740	260,085
Class I	471,153	136,915	439,498	242,612
Class R6	85,614	175	8,073	619

Total	$4,784,596	$3,499,722	$2,701,836	$2,889,713

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	224,581	172,363	98,483	137,034
Class C	52,562	94,685	10,589	15,374
Class I	30,741	10,793	20,693	14,159
Class R6	5,589	14	380	36

Net Asset Value (a):
Class A — Redemption price per share	$15.30	$12.61	$20.80	$17.41
Class C — Offering price per share (b)	15.06	12.55	19.43	16.92
Class I — Offering and redemption price per share	15.33	12.69	21.24	17.14
Class R6 — Offering and redemption price per share	15.32	12.68	21.23	17.13
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.02	$13.20	$21.78	$18.23

Cost of investments in affiliates	3,902,973	3,101,823	1,901,470	2,139,474

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund		JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$1		$1		$1		$1
Dividend income from affiliates	101,097		86,587		37,390		52,322

Total investment income	101,098		86,588		37,391		52,323

EXPENSES:
Investment advisory fees	2,473		1,843		1,351		1,491
Administration fees	2,847		2,216		1,727		1,865
Distribution fees:
Class A	8,859		5,543		5,161		6,095
Class C	6,635		9,979		1,711		2,250
Class T (a)	—	(b)	—	(b)	—	(b)	—	(b)
Service fees:
Class A	8,859		5,543		5,161		6,095
Class C	2,211		3,326		570		750
Class I	1,189		344		1,006		609
Class T (a)	—	(b)	—	(b)	—	(b)	—	(b)
Custodian and accounting fees	22		22		22		21
Professional fees	102		86		71		77
Trustees’ and Chief Compliance Officer’s fees	42		37		34		35
Printing and mailing costs	281		208		218		197
Registration and filing fees	102		97		164		120
Transfer agency fees (See Note 2.D.)	550		299		909		671
Other	91		70		54		58

Total expenses	34,263		29,613		18,159		20,334

Less fees waived	(4,904)		(3,147)		(3,867)		(3,756)
Less expense reimbursements	—	(b)	—	(b)	(7)		—	(b)

Net expenses	29,359		26,466		14,285		16,578

Net investment income (loss)	71,739		60,122		23,106		35,745

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	127,340		69,443		48,795		90,932
Distributions of capital gains received from investment company affiliates	126,064		52,204		134,010		115,297

Change in net unrealized appreciation/depreciation of investments in affiliates	(23,178)		(49,947)		70,222		7,425

Net realized/unrealized gains (losses)	230,226		71,700		253,027		213,654

Change in net assets resulting from operations	$301,965		$131,822		$276,133		$249,399

(a)	Class T Shares had no assets from the close of business on June 5, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$71,739	$77,088	$60,122	$65,259
Net realized gain (loss) on investments in affiliates	127,340	118,754	69,443	76,964
Distributions of capital gains received from investment company affiliates	126,064	64,589	52,204	24,878
Change in net unrealized appreciation/depreciation of investments in affiliates	(23,178)	294,383	(49,947)	100,710

Change in net assets resulting from operations	301,965	554,814	131,822	267,811

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(67,929)	(58,955)	(45,491)	(41,832)
From net realized gains	(168,249)	(72,170)	(72,621)	(32,302)
Class C
From net investment income	(11,192)	(11,734)	(18,781)	(20,489)
From net realized gains	(37,530)	(22,004)	(39,359)	(23,339)
Class I
From net investment income	(10,115)	(8,127)	(3,123)	(2,798)
From net realized gains	(21,110)	(8,132)	(4,344)	(1,870)
Class R6 (a)
From net investment income	(1,006)	—	(2)	—
From net realized gains	(1,508)	—	(1)	—
Class T (b) (c)
From net investment income	— (d)	— (d)	— (d)	— (d)
From net realized gains	(1)	—	(1)	—

Total distributions to shareholders	(318,640)	(181,122)	(183,723)	(122,630)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(170,845)	(802,511)	(239,055)	(642,559)

NET ASSETS:
Change in net assets	(187,520)	(428,819)	(290,956)	(497,378)
Beginning of period	4,972,116	5,400,935	3,790,678	4,288,056

End of period	$4,784,596	$4,972,116	$3,499,722	$3,790,678

Accumulated undistributed (distributions in excess of) net investment income	$237	$338	$218	$673

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,106	$22,945	$35,745	$38,991
Net realized gain (loss) on investments in affiliates	48,795	86,139	90,932	79,831
Distributions of capital gains received from investment company affiliates	134,010	65,108	115,297	59,914
Change in net unrealized appreciation/depreciation of investments in affiliates	70,222	271,856	7,425	253,578

Change in net assets resulting from operations	276,133	446,048	249,399	432,314

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(37,031)	(19,734)	(46,325)	(33,847)
From net realized gains	(136,326)	(84,422)	(150,918)	(72,446)
Class C
From net investment income	(3,343)	(2,132)	(3,589)	(3,437)
From net realized gains	(14,110)	(12,736)	(16,432)	(12,299)
Class I
From net investment income	(7,867)	(3,798)	(5,266)	(3,737)
From net realized gains	(24,834)	(12,791)	(14,970)	(6,488)
Class R6 (a)
From net investment income	(154)	—	(6)	—
From net realized gains	(451)	—	(10)	—
Class T (b) (c)
From net investment income	(1)	— (d)	— (d)	— (d)
From net realized gains	(1)	—	(1)	—

Total distributions to shareholders	(224,118)	(135,613)	(237,517)	(132,254)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	91,735	(199,280)	(94,761)	(469,431)

NET ASSETS:
Change in net assets	143,750	111,155	(82,879)	(169,371)
Beginning of period	2,558,086	2,446,931	2,972,592	3,141,963

End of period	$2,701,836	$2,558,086	$2,889,713	$2,972,592

Accumulated undistributed (distributions in excess of) net investment income	$54	$94	$86	$148

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$460,817	$264,924	$442,260	$183,110
Distributions reinvested	235,227	130,712	117,679	73,917
Cost of shares redeemed	(672,859)	(1,064,306)	(429,357)	(667,980)

Change in net assets resulting from Class A capital transactions	$23,185	$(668,670)	$130,582	$(410,953)

Class C
Proceeds from shares issued	$138,371	$160,661	$171,728	$224,466
Distributions reinvested	48,466	33,495	57,915	43,662
Cost of shares redeemed	(472,053)	(357,777)	(602,825)	(494,659)

Change in net assets resulting from Class C capital transactions	$(285,216)	$(163,621)	$(373,182)	$(226,531)

Class I
Proceeds from shares issued	$108,433	$148,958	$32,920	$42,413
Distributions reinvested	29,635	3,446	6,927	2,200
Cost of shares redeemed	(135,249)	(122,644)	(36,461)	(49,708)

Change in net assets resulting from Class I capital transactions	$2,819	$29,760	$3,386	$(5,095)

Class R6 (a)
Proceeds from shares issued	$86,464	$—	$177	$—
Distributions reinvested	2,513	—	2	—
Cost of shares redeemed	(590)	—	— (b)	—

Change in net assets resulting from Class R6 capital transactions	$88,387	$—	$179	$—

Class T (c) (d)
Proceeds from shares issued	$—	$20	$—	$20
Distributions reinvested	1	— (b)	1	— (b)
Cost of shares redeemed	(21)	—	(21)	—

Change in net assets resulting from Class T capital transactions	$(20)	$20	$(20)	$20

Total change in net assets resulting from capital transactions	$(170,845)	$(802,511)	$(239,055)	$(642,559)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective June 6, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	29,180	17,833	33,945	14,566
Reinvested	15,208	8,886	9,180	5,932
Redeemed	(43,083)	(71,214)	(33,363)	(53,038)

Change in Class A Shares	1,305	(44,495)	9,762	(32,540)

Class C
Issued	8,998	10,952	13,393	17,927
Reinvested	3,183	2,317	4,539	3,527
Redeemed	(30,384)	(24,334)	(46,658)	(39,493)

Change in Class C Shares	(18,203)	(11,065)	(28,726)	(18,039)

Class I
Issued	6,915	9,958	2,536	3,352
Reinvested	1,913	233	538	175
Redeemed	(8,609)	(8,157)	(2,821)	(3,922)

Change in Class I Shares	219	2,034	253	(395)

Class R6 (a)
Issued	5,464	—	14	—
Reinvested	163	—	— (b)	—
Redeemed	(38)	—	— (b)	—

Change in Class R6 Shares	5,589	—	14	—

Class T (c) (d)
Issued	—	1	—	2
Reinvested	— (b)	— (b)	— (b)	— (b)
Redeemed	(1)	—	(2)	—

Change in Class T Shares	(1)	1	(2)	2

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective June 6, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$193,204	$122,390	$225,692	$135,891
Distributions reinvested	172,014	103,579	195,946	105,860
Cost of shares redeemed	(293,109)	(421,646)	(389,174)	(620,548)

Change in net assets resulting from Class A capital transactions	$72,109	$(195,677)	$32,464	$(378,797)

Class C
Proceeds from shares issued	$45,931	$44,771	$47,513	$58,135
Distributions reinvested	17,270	14,448	19,822	15,258
Cost of shares redeemed	(138,492)	(87,416)	(198,558)	(141,358)

Change in net assets resulting from Class C capital transactions	$(75,291)	$(28,197)	$(131,223)	$(67,965)

Class I
Proceeds from shares issued	$134,558	$105,940	$40,223	$61,573
Distributions reinvested	31,813	4,159	19,287	2,743
Cost of shares redeemed	(79,570)	(85,525)	(56,132)	(87,005)

Change in net assets resulting from Class I capital transactions	$86,801	$24,574	$3,378	$(22,689)

Class R6 (a)
Proceeds from shares issued	$8,361	$—	$662	$—
Distributions reinvested	605	—	16	—
Cost of shares redeemed	(829)	—	(37)	—

Change in net assets resulting from Class R6 capital transactions	$8,137	$—	$641	$—

Class T (b) (c)
Proceeds from shares issued	$—	$20	$—	$20
Distributions reinvested	2	— (d)	1	— (d)
Cost of shares redeemed	(23)	—	(22)	—

Change in net assets resulting from Class T capital transactions	$(21)	$20	$(21)	$20

Total change in net assets resulting from capital transactions	$91,735	$(199,280)	$(94,761)	$(469,431)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	9,068	6,334	12,545	8,160
Reinvested	8,256	5,503	11,186	6,465
Redeemed	(13,900)	(21,701)	(21,923)	(37,043)

Change in Class A Shares	3,424	(9,864)	1,808	(22,418)

Class C
Issued	2,319	2,452	2,749	3,584
Reinvested	886	814	1,166	961
Redeemed	(6,904)	(4,765)	(11,335)	(8,678)

Change in Class C Shares	(3,699)	(1,499)	(7,420)	(4,133)

Class I
Issued	6,205	5,355	2,304	3,738
Reinvested	1,496	216	1,119	169
Redeemed	(3,692)	(4,322)	(3,199)	(5,287)

Change in Class I Shares	4,009	1,249	224	(1,380)

Class R6 (a)
Issued	390	—	37	—
Reinvested	28	—	1	—
Redeemed	(38)	—	(2)	—

Change in Class R6 Shares	380	—	36	—

Class T (b) (c)
Issued	—	1	—	1
Reinvested	— (d)	— (d)	— (d)	— (d)
Redeemed	(1)	—	(1)	—

Change in Class T Shares	(1)	1	(1)	1

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Year Ended June 30, 2018	$15.37	$0.24	(g)	$0.72	$0.96	$(0.29)	$(0.74)	$(1.03)
Year Ended June 30, 2017	14.33	0.23	(g)	1.33	1.56	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2016	15.12	0.22	(g)	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2014	13.61	0.17	(g)	1.74	1.91	(0.23)	(0.04)	(0.27)

Class C
Year Ended June 30, 2018	15.14	0.14	(g)	0.73	0.87	(0.21)	(0.74)	(0.95)
Year Ended June 30, 2017	14.13	0.14	(g)	1.30	1.44	(0.15)	(0.28)	(0.43)
Year Ended June 30, 2016	14.92	0.14	(g)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)
Year Ended June 30, 2014	13.44	0.09	(g)	1.71	1.80	(0.15)	(0.04)	(0.19)

Class I
Year Ended June 30, 2018	15.39	0.28	(g)	0.73	1.01	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2017	14.35	0.27	(g)	1.33	1.60	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2016	15.14	0.26	(g)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	13.62	0.20	(g)	1.75	1.95	(0.26)	(0.04)	(0.30)

Class R6
July 31, 2017 (h) through June 30, 2018	15.63	0.29	(g)	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$15.30	6.30%	$3,436,111	0.52%	1.54%	0.63%	9%
15.37	11.09	3,430,816	0.52	1.55	0.65	4
14.33	(0.40)	3,836,242	0.46	1.55	0.67	12
15.12	2.89	4,018,244	0.34	1.26	0.66	10
15.25	14.12	3,749,519	0.41	1.16	0.67	12

15.06	5.71	791,718	1.09	0.89	1.13	9
15.14	10.40	1,071,522	1.09	0.97	1.15	4
14.13	(0.95)	1,155,896	1.01	1.00	1.16	12
14.92	2.45	1,195,830	0.80	0.81	1.16	10
15.05	13.50	995,919	0.97	0.61	1.17	12

15.33	6.62	471,153	0.27	1.76	0.37	9
15.39	11.36	469,758	0.27	1.80	0.38	4
14.35	(0.15)	408,797	0.20	1.83	0.39	12
15.14	3.15	353,402	0.08	1.51	0.40	10
15.27	14.45	329,525	0.16	1.39	0.42	12

15.32	5.07	85,614	0.12	2.03	0.12	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Year Ended June 30, 2018	$12.80	$0.24	(g)	$0.24	$0.48	$(0.26)	$(0.41)	$(0.67)
Year Ended June 30, 2017	12.36	0.23	(g)	0.61	0.84	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2016	12.78	0.22	(g)	(0.11)	0.11	(0.23)	(0.30)	(0.53)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2014	12.01	0.18	(g)	1.02	1.20	(0.21)	—	(0.21)

Class C
Year Ended June 30, 2018	12.75	0.16	(g)	0.24	0.40	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2017	12.30	0.15	(g)	0.62	0.77	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.73	0.15	(g)	(0.12)	0.03	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	11.97	0.11	(g)	1.01	1.12	(0.14)	—	(0.14)

Class I
Year Ended June 30, 2018	12.87	0.27	(g)	0.25	0.52	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2017	12.42	0.26	(g)	0.62	0.88	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2016	12.84	0.25	(g)	(0.11)	0.14	(0.26)	(0.30)	(0.56)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)
Year Ended June 30, 2014	12.06	0.21	(g)	1.03	1.24	(0.24)	—	(0.24)

Class R6
July 31, 2017 (h) through June 30, 2018	13.00	0.24	(g)	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$12.61	3.76%	$2,173,957	0.52%	1.85%	0.64%	6%
12.80	6.92	2,081,812	0.52	1.80	0.65	6
12.36	0.97	2,411,763	0.46	1.76	0.66	12
12.78	1.89	2,554,155	0.34	1.46	0.66	11
13.00	10.05	2,516,247	0.41	1.41	0.66	20

12.55	3.09	1,188,675	1.10	1.21	1.13	6
12.75	6.40	1,573,159	1.10	1.22	1.15	6
12.30	0.34	1,740,461	1.01	1.21	1.16	12
12.73	1.44	1,831,636	0.79	1.02	1.16	11
12.95	9.42	1,580,447	0.97	0.87	1.16	20

12.69	4.08	136,915	0.27	2.09	0.39	6
12.87	7.22	135,687	0.27	2.05	0.40	6
12.42	1.22	135,832	0.21	2.02	0.41	12
12.84	2.13	130,507	0.09	1.71	0.40	11
13.06	10.35	119,664	0.16	1.66	0.41	20

12.68	2.95	175	0.14	2.09	0.15	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Year Ended June 30, 2018	$20.38	$0.19	$2.04	$2.23	$(0.37)	$(1.44)	$(1.81)
Year Ended June 30, 2017	18.04	0.18	3.19	3.37	(0.19)	(0.84)	(1.03)
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)
Year Ended June 30, 2015	19.59	0.15	0.91	1.06	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2014	16.25	0.11	3.45	3.56	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05	0.87	0.92	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01	3.30	3.31	(0.16)	—	(0.16)

Class I
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)
Year Ended June 30, 2015	19.91	0.20	0.93	1.13	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2014	16.51	0.16	3.50	3.66	(0.26)	—	(0.26)

Class R6
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$20.80	11.02%	$2,048,525	0.52%	0.88%	0.67%	11%
20.38	19.19	1,937,119	0.52	0.93	0.70	8
18.04	(3.54)	1,893,308	0.47	0.93	0.72	8
19.95	5.51	1,994,792	0.38	0.74	0.71	10
19.59	21.95	1,791,194	0.41	0.59	0.71	8

19.43	10.41	205,740	1.10	0.20	1.16	11
19.20	18.47	274,389	1.09	0.35	1.19	8
17.10	(4.05)	270,007	1.02	0.39	1.21	8
19.01	4.97	268,270	0.85	0.26	1.21	10
18.75	21.30	226,430	0.95	0.05	1.21	8

21.24	11.33	439,498	0.27	1.11	0.39	11
20.77	19.46	346,558	0.27	1.17	0.39	8
18.37	(3.28)	283,616	0.20	1.21	0.40	8
20.29	5.80	260,097	0.10	1.01	0.42	10
19.91	22.25	182,413	0.16	0.85	0.46	8

21.23	8.90	8,073	0.14	1.45	0.27	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Year Ended June 30, 2018	$17.37	$0.22	$1.27	$1.49	$(0.33)	$(1.12)	$(1.45)
Year Ended June 30, 2017	15.79	0.22	2.07	2.29	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)
Year Ended June 30, 2015	17.11	0.19	0.44	0.63	(0.33)	(0.39)	(0.72)
Year Ended June 30, 2014	14.78	0.16	2.40	2.56	(0.23)	—	(0.23)

Class C
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)
Year Ended June 30, 2015	16.72	0.11	0.44	0.55	(0.26)	(0.39)	(0.65)
Year Ended June 30, 2014	14.46	0.07	2.34	2.41	(0.15)	—	(0.15)

Class I
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)
Year Ended June 30, 2015	16.89	0.23	0.44	0.67	(0.37)	(0.39)	(0.76)
Year Ended June 30, 2014	14.59	0.19	2.38	2.57	(0.27)	—	(0.27)

Class R6
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.41	8.67%	$2,386,397	0.52%	1.25%	0.66%	11%
17.37	14.82	2,348,659	0.52	1.30	0.67	7
15.79	(2.06)	2,489,097	0.46	1.33	0.69	13
17.02	3.78	2,659,305	0.36	1.11	0.69	9
17.11	17.40	2,432,024	0.41	0.96	0.68	10

16.92	8.10	260,085	1.10	0.57	1.14	11
16.91	14.17	385,447	1.10	0.73	1.17	7
15.39	(2.63)	414,439	1.02	0.79	1.19	13
16.62	3.37	430,037	0.82	0.65	1.19	9
16.72	16.72	358,544	0.96	0.42	1.18	10

17.14	9.02	242,612	0.27	1.49	0.39	11
17.11	15.07	238,466	0.27	1.53	0.39	7
15.57	(1.82)	238,427	0.20	1.60	0.40	13
16.80	4.11	244,290	0.09	1.38	0.41	9
16.89	17.71	208,836	0.16	1.21	0.44	10

17.13	7.04	619	0.13	1.42	0.14	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Investor Balanced Fund	Class A, Class C, Class I, Class R6* and Class T**	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I, Class R6* and Class T**	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I, Class R6* and Class T**	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I, Class R6* and Class T**	Diversified

*	Class R6 commenced operations on July 31, 2017.
**	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of the JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares or Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,783,032	$—	$—	$4,783,032

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,496,176	$—	$—	$3,496,176

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,704,547	$—	$—	$2,704,547

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,885,706	$—	$—	$2,885,706

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Investor Balanced Fund

			For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$864,389	$163,529	$17,727	$(59)	$(28,217)	$981,915	87,126	$25,739	$1,998
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	500,148	21,967	32,961	(783)	(12,563)	475,808	59,107	14,390	—
JPMorgan Dynamic Growth Fund Class R5 Shares (a)	98,716	9,474	66,302	1,901	(43,789)	—	—	159	9,314
JPMorgan Emerging Economies Fund Class R6 Shares (a)	64,143	10,237	6,545	500	702	69,037	5,137	1,543	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	49,783	2,176	987	15	(2,980)	48,007	6,194	2,176	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	65,093	7,158	8,032	1,579	3,393	69,191	2,492	394	—
JPMorgan Equity Income Fund Class R6 Shares (a)	92,523	5,885	9,951	2,031	4,803	95,291	5,573	1,815	836
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	162,788	6,546	8,306	(601)	(747)	159,680	17,115	6,547	—
JPMorgan Global Research Enhanced Index Fund Class I Shares (a)	164,433	—	127,802	2,220	(38,851)	—	—	—	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	—	121,211	12,290	2,461	47,421	158,803	7,080	3,349	—	(b)
JPMorgan High Yield Fund Class R6 Shares (a)	200,025	9,627	89,622	444	(5,354)	115,120	15,967	9,627	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	77,323	1,780	6,248	(346)	(572)	71,937	7,108	1,780	—
JPMorgan International Equity Fund Class R6 Shares (a)	85,137	3,858	22,946	3,148	2,183	71,380	4,098	1,443	—
JPMorgan International Research Enhanced Equity Fund Class I Shares (a)	275,639	—	250,066	(1,090)	(24,483)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	243,537	21,671	(793)	34,727	255,800	13,940	3,283	2,800
JPMorgan Intrepid America Fund Class R6 Shares (a)	337,614	59,660	83,686	20,794	(172)	334,210	8,065	5,188	32,322
JPMorgan Intrepid European Fund Class L Shares (a)	119,913	2,044	23,815	(202)	2,614	100,554	3,810	2,044	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	169,306	1,477	37,873	23,624	10,420	166,954	2,814	1,477	—
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	96,886	7,340	65,163	31,411	(27,766)	42,708	1,777	985	6,355
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	65,438	72,816	42,473	8,894	60,323	164,998	3,754	—	8,549
JPMorgan Large Cap Value Fund Class R6 Shares (a)	128,533	11,508	16,987	3,342	(5,834)	120,562	8,091	1,612	9,897
JPMorgan Latin America Fund Class R6 Shares* (a)	10,122	—	11,138	(577)	1,593	—	—	—	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	205,654	6,690	12,595	(45)	(979)	198,725	19,912	4,211	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	158,985	26,311	21,455	2,331	2,672	168,844	14,165	1,302	15,772
JPMorgan Multi-Cap Market Neutral Fund Class I Shares* (a)	49,614	—	51,902	4,729	(2,441)	—	—	—	3
JPMorgan Research Market Neutral Fund Class L Shares* (a)	49,629	1,271	1,959	(20)	(386)	48,535	3,212	—	1,270
JPMorgan Small Cap Value Fund Class R6 Shares (a)	22,448	12,293	—	—	2,032	36,773	1,138	301	1,269
JPMorgan Strategic Income Opportunities Fund Class R5 Shares (a)	96,465	943	98,981	—	1,573	—	—	943	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	—	100,939	1,933	(60)	(2,265)	96,681	8,349	1,958	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	91,901	7,446	—	—	(5,414)	93,933	6,469	—	—

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

Investor Balanced Fund (continued)

			For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Equity Fund Class R6 Shares (a)	$481,111	$50,972	$104,322	$20,658	$2,457	$450,876	27,227	$5,421	$34,777
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c)	—	113,030	61,867	—	—	51,163	51,163	168	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	44,804	359,645	404,449	—	—	—	—	452	—
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	42,843	1,613	—	—	(885)	43,571	4,446	1,613	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	92,691	3,854	10,010	1,834	3,607	91,976	2,584	1,177	902

Total	$4,964,097	$1,446,837	$1,732,064	$127,340	$(23,178)	$4,783,032		$101,097	$126,064

Investor Conservative Growth Fund

			For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,031,757	$66,073	$30,054	$(179)	$(31,665)	$1,035,932	91,919	$29,115	$2,327
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	487,454	13,717	47,043	(597)	(12,045)	441,486	54,843	13,713	—
JPMorgan Dynamic Growth Fund Class R5 Shares (a)	44,445	4,164	32,348	1,116	(17,377)	—	—	70	4,094
JPMorgan Emerging Economies Fund Class R6 Shares (a)	38,041	9,397	8,649	610	8	39,407	2,932	812	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	38,039	1,617	2,964	25	(2,146)	34,571	4,461	1,615	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	38,035	7,423	9,011	1,765	872	39,084	1,408	211	—
JPMorgan Equity Income Fund Class R6 Shares (a)	68,607	1,893	14,020	4,338	634	61,452	3,594	1,281	611
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	143,137	5,715	7,037	(516)	(664)	140,635	15,073	5,716	—
JPMorgan Global Research Enhanced Index Fund Class I Shares (a)	45,813	—	35,119	957	(11,651)	—	—	—	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	—	32,262	1,799	254	14,026	44,743	1,995	912	—	(b)
JPMorgan Government Bond Fund Class R6 Shares (a)	39,574	2,930	1,410	(107)	(1,072)	39,915	3,894	1,022	36
JPMorgan High Yield Fund Class R6 Shares (a)	119,641	5,451	68,016	3,718	(6,447)	54,347	7,538	5,451	—
JPMorgan Income Fund Class R6 Shares (a)	70,397	3,881	—	— (b)	(2,230)	72,048	7,823	3,880	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	71,322	1,621	5,701	(205)	(625)	66,412	6,562	1,621	—
JPMorgan International Equity Fund Class R6 Shares (a)	44,583	2,144	15,238	2,091	955	34,535	1,982	734	—
JPMorgan International Research Enhanced Equity Fund Class I Shares (a)	143,997	—	132,472	(713)	(10,812)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	128,220	5,863	(208)	15,916	138,065	7,524	1,688	1,447
JPMorgan Intrepid America Fund Class R6 Shares (a)	203,213	38,313	73,576	12,255	474	180,679	4,360	3,017	18,687
JPMorgan Intrepid European Fund Class L Shares (a)	49,537	833	18,075	50	1,293	33,638	1,275	833	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	99,108	2,186	32,877	19,712	(143)	87,986	1,483	841	—
JPMorgan Large Cap Growth Fund Class R5 Shares* (a)	—	1,812	1,872	60	—	—	—	—	—

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Investor Conservative Growth Fund (continued)

			For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	$—	$29,327	$10,966	$3,275	$21,290	$42,926	977	$—	$—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	25,031	2,254	4,124	242	(718)	22,685	1,522	309	1,946
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	313,389	6,316	26,874	(33)	(1,493)	291,305	29,189	6,316	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	49,201	5,290	12,136	973	291	43,619	3,659	398	4,891
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	38,378	2,292	12,157	2,719	1,735	32,967	916	—	2,292
JPMorgan Multi-Cap Market Neutral Fund Class I Shares* (a)	38,275	—	40,010	3,751	(2,016)	—	—	—	—
JPMorgan Research Market Neutral Fund Class L Shares* (a)	38,011	943	2,940	— (b)	(283)	35,731	2,365	—	944
JPMorgan Small Cap Value Fund Class R6 Shares (a)	24,562	3,396	2,249	203	1,200	27,112	839	277	1,308
JPMorgan Strategic Income Opportunities Fund Class R5 Shares (a)	71,794	694	73,414	(23)	949	—	—	694	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	—	73,714	2,496	(67)	(1,405)	69,746	6,023	1,425	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	91,720	—	—	—	(5,015)	86,705	5,971	—	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	184,085	26,628	51,057	11,336	(2,187)	168,805	10,194	2,037	12,996
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c)	—	96,780	61,867	—	—	34,913	34,913	118	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	34,329	304,597	338,926	—	—	—	—	326	—
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	35,884	1,351	—	—	(741)	36,494	3,724	1,351	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	64,890	1,429	11,872	2,641	1,145	58,233	1,636	804	625

Total	$3,786,249	$884,663	$1,194,232	$69,443	$(49,947)	$3,496,176		$86,587	$52,204

Investor Growth Fund
			For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$9,819	$21	$—	$—	$486	$10,326	1,133	$20	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	114,284	79,335	—	—	(4,303)	189,316	16,798	4,022	282
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	28,184	5,873	1,634	(77)	(820)	31,526	3,916	901	—	(b)
JPMorgan Dynamic Growth Fund Class R5 Shares (a)	17,839	1,787	10,801	—	(8,825)	—	—	30	1,757
JPMorgan Emerging Economies Fund Class R6 Shares (a)	49,335	8,292	2,563	36	282	55,382	4,121	1,163	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,842	572	—	—	(783)	12,631	1,630	572	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	49,903	5,796	3,072	347	3,025	55,999	2,017	299	—
JPMorgan Equity Income Fund Class R6 Shares (a)	46,135	1,373	1,593	98	3,312	49,325	2,884	938	434
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	21,633	5,470	—	—	(239)	26,864	2,879	970	—

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

Investor Growth Fund (continued)
				For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Global Research Enhanced Index Fund Class I Shares (a)	$72,386	$—		$55,272	$254	$(17,368)	$—	—	$—		$—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	—	55,983		—	—	22,958	78,941	3,519	1,527		—
JPMorgan High Yield Fund Class R6 Shares (a)	70,302	3,312		45,426	2,634	(4,343)	26,479	3,672	3,313		—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	83	—	(b)	84	2	(1)	—	—	—	(b)	—
JPMorgan International Equity Fund Class R6 Shares (a)	115,430	8,964		7,116	227	5,444	122,949	7,058	2,057		—
JPMorgan International Research Enhanced Equity Fund Class I Shares (a)	180,397	—		166,265	(1,002)	(13,130)	—	—	—		—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	176,034		2,959	(504)	19,397	191,968	10,461	2,233		1,904
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	76,454	2,649		797	70	2,764	81,140	3,962	704		—
JPMorgan Intrepid America Fund Class R6 Shares (a)	300,516	35,796		41,305	5,267	11,986	312,260	7,535	4,936		30,860
JPMorgan Intrepid European Fund Class L Shares (a)	86,498	3,289		1,604	(48)	1,087	89,222	3,381	1,567		—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	127,427	1,209		19,777	12,176	14,528	135,563	2,285	1,209		—
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	45,064	3,504		36,659	15,423	(13,757)	13,575	565	475		3,029
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	199,016	38,775		43,799	9,981	30,693	234,666	5,339	—		27,973
JPMorgan Large Cap Value Fund Class R6 Shares (a)	257,728	24,929		13,401	333	(6,757)	262,832	17,640	3,492		21,438
JPMorgan Latin America Fund Class R6 Shares* (a)	10,006	—		11,020	501	513	—	—	—		—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	143,402	18,343		10,217	721	3,332	155,581	13,052	1,213		14,327
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	33,536	2,033		3,158	643	3,271	36,325	1,009	—		2,033
JPMorgan Small Cap Value Fund Class R6 Shares (a)	33,213	5,078		1,370	61	1,790	38,772	1,200	399		1,878
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	25,805	7,437		—	—	(1,798)	31,444	2,166	—		—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	357,350	31,945		28,210	1,644	14,668	377,397	22,790	4,340		27,605
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c)	—	60,323		27,193	—	—	33,130	33,130	96		—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	24,595	140,295		164,890	—	—	—	—	257		—
JPMorgan Value Advantage Fund Class R6 Shares (a)	47,527	1,148		559	8	2,810	50,934	1,431	657		490

Total	$2,556,709	$729,565		$700,744	$48,795	$70,222	$2,704,547		$37,390		$134,010

Investor Growth & Income Fund
				For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$9,152	$18		$901	$(483)	$934	$8,720	957	$17		$—
JPMorgan Core Bond Fund Class R6 Shares (a)	311,768	123,018		9,345	(233)	(10,344)	414,864	36,811	9,882		728
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	187,208	11,542		13,145	(243)	(4,807)	180,555	22,429	5,413		—
JPMorgan Dynamic Growth Fund Class R5 Shares (a)	28,903	2,619		19,222	1,374	(13,674)	—	—	44		2,575

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Investor Growth & Income Fund (continued)
			For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Economies Fund Class R6 Shares (a)	$46,927	$5,777	$4,834	$250	$588	$48,708	3,624	$1,100	$—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,941	664	—	—	(910)	14,695	1,896	665	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	47,446	3,503	5,447	1,053	2,630	49,185	1,772	286	—
JPMorgan Equity Income Fund Class R6 Shares (a)	55,256	1,587	6,015	1,184	2,925	54,937	3,213	1,076	510
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	97,698	3,762	18,564	(1,322)	642	82,216	8,812	3,761	—
JPMorgan Global Research Enhanced Index Fund Class I Shares (a)	104,179	—	79,988	862	(25,053)	—	—	—	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	—	77,984	—	—	32,577	110,561	4,929	2,166	—
JPMorgan High Yield Fund Class R6 Shares (a)	119,711	5,627	66,170	1,353	(4,232)	56,289	7,807	5,628	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	40,738	910	1,473	(59)	(399)	39,717	3,925	910	—
JPMorgan International Equity Fund Class R6 Shares (a)	80,630	3,706	15,993	2,298	2,356	72,997	4,190	1,346	—
JPMorgan International Research Enhanced Equity Fund Class I Shares (a)	157,511	—	143,929	(1,423)	(12,159)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	139,608	4,515	(134)	18,241	153,200	8,349	1,877	1,601
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	33,729	2,360	—	—	1,217	37,306	1,822	314	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	322,151	36,358	72,440	18,288	748	305,105	7,363	5,022	31,337
JPMorgan Intrepid European Fund Class L Shares (a)	91,556	1,595	18,433	(317)	2,192	76,593	2,902	1,596	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	96,834	852	25,267	15,989	3,469	91,877	1,549	852	—
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	30,658	2,404	34,280	18,179	(16,961)	—	—	326	2,079
JPMorgan Large Cap Growth Fund Class R6 Shares* (a)	162,136	38,574	48,776	15,046	24,547	191,527	4,358	—	22,347
JPMorgan Large Cap Value Fund Class R6 Shares (a)	175,420	16,017	20,238	2,753	(6,254)	167,698	11,255	2,244	13,773
JPMorgan Latin America Fund Class R6 Shares* (a)	7,995	—	8,782	606	181	—	—	—	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	30,939	6,391	—	—	(191)	37,139	3,721	722	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	116,903	12,413	15,282	1,826	1,362	117,222	9,834	957	11,456
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	30,734	3,611	4,805	658	2,786	32,984	916	—	1,836
JPMorgan Multi-Cap Market Neutral Fund Class I Shares* (a)	22,149	—	23,148	2,079	(1,080)	—	—	—	—
JPMorgan Research Market Neutral Fund Class L Shares* (a)	22,440	579	—	—	(186)	22,833	1,511	—	580
JPMorgan Small Cap Value Fund Class R6 Shares (a)	37,972	2,535	2,946	145	1,847	39,553	1,225	436	2,098
JPMorgan Strategic Income Opportunities Fund Class R5 Shares (a)	28,170	275	28,864	—	419	—	—	275	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	—	29,437	—	—	(639)	28,798	2,487	573	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	47,180	5,080	—	—	(2,846)	49,414	3,403	—	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	328,150	27,598	52,885	10,279	5,204	318,346	19,224	3,756	23,842
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c)	—	71,581	42,962	—	—	28,619	28,619	103	—

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

Investor Growth & Income Fund (continued)
			For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	$24,385	$245,615	$270,000	$—	$—	$—	—	$265	$—
JPMorgan Value Advantage Fund Class R6 Shares (a)	55,015	1,245	5,431	924	2,295	54,048	1,518	710	535

Total	$2,966,584	$884,845	$1,064,080	$90,932	$7,425	$2,885,706		$52,322	$115,297

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown was the current yield as of June 30, 2018.
*	Non-income producing security.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Class T		Total
Investor Balanced Fund
Transfer agency fees	$480	$50	$20	$—	(a)	$—	(a)	$550
Investor Conservative Growth Fund
Transfer agency fees	241	42	16	—	(a)	—	(a)	299
Investor Growth Fund
Transfer agency fees	810	51	39	9		—	(a)	909
Investor Growth & Income Fund
Transfer agency fees	620	35	16	—	(a)	—	(a)	671

(a)	Amount rounds to less than one thousand.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$18,402	$(18,402)
Investor Conservative Growth Fund	—	6,820	(6,820)
Investor Growth Fund	—	25,250	(25,250)
Investor Growth & Income Fund	—	19,379	(19,379)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2018, the effective rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class T Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class T
0.25%	0.75%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A and Class T Shares and the CDSC from redemptions of Class C Shares and certain Class A and Class T Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$420	$2
Investor Conservative Growth Fund	271	2
Investor Growth Fund	167	—	(a)
Investor Growth & Income Fund	196	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6	Class T
Investor Balanced Fund	0.52%	1.10%	0.27%	0.15%	0.52%
Investor Conservative Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth & Income Fund	0.52	1.10	0.27	0.15	0.52

The contractual expense limitation percentages are in place until at least October 31, 2018.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I and Class T Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I and Class T Shares. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Investor Balanced Fund	$16	$—	$4,789	$4,805	$—	(a)
Investor Conservative Growth Fund	56	29	2,990	3,075	—	(a)
Investor Growth Fund	172	134	3,505	3,811	7
Investor Growth & Income Fund	13	2	3,683	3,698	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2018 were as follows (amounts in thousands):

Investor Balanced Fund	$99
Investor Conservative Growth Fund	72
Investor Growth Fund	56
Investor Growth & Income Fund	58

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$462,838	$754,426
Investor Conservative Growth Fund	228,394	538,549
Investor Growth Fund	302,788	282,501
Investor Growth & Income Fund	312,659	496,128

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$3,973,543	$837,564	$28,075	$809,489
Investor Conservative Growth Fund	3,125,030	409,953	38,807	371,146
Investor Growth Fund	1,962,272	753,112	10,837	742,275
Investor Growth & Income Fund	2,223,466	676,842	14,602	662,240

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$91,248	$227,392	$318,640
Investor Conservative Growth Fund	69,324	114,399	183,723
Investor Growth Fund	55,077	169,041	224,118
Investor Growth & Income Fund	62,233	175,284	237,517

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$79,573	$101,549	$181,122
Investor Conservative Growth Fund	66,391	56,239	122,630
Investor Growth Fund	25,664	109,949	135,613
Investor Growth & Income Fund	41,702	90,552	132,254

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$5,658	$158,632	$809,489
Investor Conservative Growth Fund	3,311	83,323	371,146
Investor Growth Fund	4,438	109,543	742,275
Investor Growth & Income Fund	4,820	111,853	662,240

The cumulative timing differences primarily consist of distributions payable and wash sale loss deferrals.

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (“SEC”) (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred -on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had one affiliated omnibus account, which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	4	83.9%
Investor Conservative Growth Fund	3	86.7
Investor Growth Fund	3	68.7
Investor Growth & Income Fund	4	74.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

As of June 30, 2018, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Research Market Neutral Fund	53.8%
JPMorgan Systematic Alpha Fund	53.1
JPMorgan Limited Duration Bond Fund	52.3
JPMorgan Market Expansion Enhanced Index Fund	44.7
JPMorgan Intrepid Growth Fund	41.3
JPMorgan Large Cap Value Fund	34.7
JPMorgan Intrepid European Fund	34.0
JPMorgan Income Fund	28.2
JPMorgan Intrepid America Fund	28.0
JPMorgan International Unconstrained Equity Fund	20.7
JPMorgan Inflation Managed Bond Fund	14.3
JPMorgan Floating Rate Income Fund	14.0
JPMorgan International Research Enhanced Equity Fund	13.5
JPMorgan Emerging Economies Fund	10.6
JPMorgan Commodities Strategy Fund	10.3

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (four of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	43

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	45

TRUSTEES

(Unaudited) (continued)

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018 and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$999.40	$2.58	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	996.50	5.45	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	1,001.30	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,001.50	0.55	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11

JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	995.10	2.57	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	992.20	5.43	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	996.40	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	997.00	0.69	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,005.90	$2.59	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	1,003.10	5.46	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	1,007.50	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,007.70	0.75	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15

JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,003.90	2.58	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	1,001.70	5.46	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	1,005.80	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,005.90	0.70	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2018	J.P. MORGAN INVESTOR FUNDS	49

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deductions
JPMorgan Investor Balanced Fund	26.24%
JPMorgan Investor Conservative Growth Fund	15.34
JPMorgan Investor Growth Fund	38.82
JPMorgan Investor Growth & Income Fund	30.68

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Investor Balanced Fund	$227,391
JPMorgan Investor Conservative Growth Fund	114,399
JPMorgan Investor Growth Fund	169,041
JPMorgan Investor Growth & Income Fund	175,284

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Investor Balanced Fund	$59,182
JPMorgan Investor Conservative Growth Fund	31,083
JPMorgan Investor Growth Fund	42,354
JPMorgan Investor Growth & Income Fund	39,555

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2018, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2018 will be disclosed in the semiannual report for the period ended December 31, 2018.

50	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-INV-618

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2018

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	18.06%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$4,050,543

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Boeing Co. and Valero Energy Corp., and its underweight position in General Electric Co. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Valero Energy, a petrochemicals manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2018. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018, the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index.

Leading individual detractors from the Fund’s relative performance included its overweight position in Ebay Inc., and its underweight positions in Amazon.com Inc. and Netflix.com Inc. Shares of eBay, an Internet marketplace provider, fell after the company reported lower-than-expected revenue for the first quarter of 2018 and issued a weaker-than-expected forecast. Shares of Amazon.com, an Internet retailer, rose with continued growth in sales, earnings and market share. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.3%
2.	Boeing Co. (The)	2.7
3.	Apple, Inc.	2.7
4.	Anthem, Inc.	2.2
5.	Humana, Inc.	2.2
6.	Bank of America Corp.	2.1
7.	Caterpillar, Inc.	2.1
8.	Valero Energy Corp.	2.0
9.	Citigroup, Inc.	1.9
10.	Applied Materials, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.8%
Financials	13.8
Health Care	13.6
Consumer Discretionary	12.6
Industrials	9.3
Consumer Staples	6.3
Energy	6.3
Materials	2.6
Real Estate	2.5
Utilities	2.4
Telecommunication Services	2.3
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		11.62%	11.67%	8.84%
Without Sales Charge		17.80	12.88	9.42
CLASS C SHARES	February 19, 2005
With CDSC**		16.17	12.32	8.88
Without CDSC		17.17	12.32	8.88
CLASS I SHARES	February 28, 2003	18.06	13.19	9.71
CLASS R2 SHARES	November 3, 2008	17.50	12.61	9.17
CLASS R5 SHARES	May 15, 2006	18.26	13.39	9.92
CLASS R6 SHARES	November 2, 2015	18.38	13.46	9.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	22.47%
Russell 1000 Growth Index	22.51%

Net Assets as of 6/30/2018 (In Thousands)	$1,169,594

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the consumer discretionary and real estate sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and energy sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Netflix.com Inc. and Amazon.com Inc. and its overweight position in Ebay Inc. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Amazon.com, an Internet retailer, rose with continued growth in sales, earnings and market share. Shares of eBay, an Internet marketplace provider, fell after the company reported lower-than-expected revenue for the first quarter of 2018 and issued a weaker-than-expected forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co., Align Technology Inc. and VMware Inc. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Align Technology, a maker of dental devices, rose after the company raised its revenue growth target and increased its share repurchase program. Shares of VMware, a provider of data cloud software, rose after the company reported strong growth in quarterly earnings and revenue in 2017 and 2018.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.8%
2.	Apple, Inc.	5.6
3.	Amazon.com, Inc.	4.4
4.	Visa, Inc., Class A	3.4
5.	Boeing Co. (The)	3.3
6.	Amgen, Inc.	2.2
7.	Humana, Inc.	2.2
8.	Caterpillar, Inc.	2.1
9.	Applied Materials, Inc.	2.0
10.	VMware, Inc., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.3%
Consumer Discretionary	17.5
Health Care	12.7
Industrials	11.0
Consumer Staples	5.4
Financials	3.2
Real Estate	2.2
Energy	2.0
Materials	1.6
Others (each less than 1.0%)	0.7
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		15.75%	14.36%	10.37%
Without Sales Charge		22.16	15.60	10.97
CLASS C SHARES	February 19, 2005
With CDSC**		20.55	15.03	10.42
Without CDSC		21.55	15.03	10.42
CLASS I SHARES	February 28, 2003	22.47	15.90	11.25
CLASS R2 SHARES	November 3, 2008	21.84	15.32	10.70
CLASS R5 SHARES	May 15, 2006	22.66	16.12	11.47
CLASS R6 SHARES	November 2, 2015	22.78	16.15	11.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.47%
Russell Midcap Index	12.33%

Net Assets as of 6/30/2018 (In Thousands)	$816,523

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the software & services sector and the health services & systems sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and utilities sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xerox Corp., Berry Global Group Inc. and Copa Holdings SA. Shares of Xerox, a maker of copiers and other imaging products, fell after the company called off its proposed merger with Fujifilm Holdings Corp. Shares of Berry Global Group, a packaging and specialty materials manufacturer, fell after the company reported lower-than-expected earnings for its fiscal second quarter amid lower volumes in its engineered materials business. Shares of Copa Holdings, an airline based in Panama, fell on investor concerns about rising fuel prices and the negative impact of a stronger U.S. dollar during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in NRG Energy Inc., LPL Financial Holdings Inc., and MSCI Inc. Shares of NRG Energy, an electric utility, rose after the company unveiled plans to sell off assets to cut recurring costs and reduce debt. Shares of LPL Financial Holdings, a brokerage and financial advisory services provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018. Shares of MSCI, a provider of financial market indexes and analytics, rose as the company benefitted from growth in its market share in the passive investment and analytics businesses.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Urban Outfitters, Inc.	2.1%
2.	Vistra Energy Corp.	2.0
3.	LPL Financial Holdings, Inc.	1.9
4.	Jacobs Engineering Group, Inc.	1.8
5.	Equinix, Inc.	1.5
6.	DXC Technology Co.	1.4
7.	Popular, Inc. (Puerto Rico)	1.4
8.	Ingersoll-Rand plc	1.4
9.	NRG Energy, Inc.	1.4
10.	Marvell Technology Group Ltd.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Industrials	15.2
Financials	13.4
Consumer Discretionary	11.6
Health Care	9.2
Real Estate	8.8
Utilities	6.0
Materials	5.2
Energy	4.8
Consumer Staples	4.2
Telecommunication Services	0.9
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		5.32%	10.01%	8.44%
Without Sales Charge		11.18	11.20	9.03
CLASS C SHARES	March 22, 1999
With CDSC**		9.63	10.53	8.35
Without CDSC		10.63	10.53	8.35
CLASS I SHARES	June 1, 1991	11.47	11.47	9.30
CLASS R3 SHARES	September 9, 2016	11.22	11.20	9.03
CLASS R4 SHARES	September 9, 2016	11.46	11.46	9.30
CLASS R6 SHARES	November 2, 2015	11.73	11.62	9.38

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.16%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$21,946

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the consumer discretionary and the consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the real estate sector and its security selection in the utilities sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Amazon.com Inc. and its overweight positions in Oracle Corp. and Walgreens Boots Alliance Inc. Shares of Amazon.com, an Internet retailer not held in the Fund, rose with continued growth in sales, earnings and market share. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business. Shares of Walgreens Boots Alliance, a retail and wholesale pharmacy chain, fell amid investor concerns that its wholesale pharmacy business would lose market share to Amazon.com Inc.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Keurig Dr. Pepper Inc. and Humana Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018 the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index. Shares of Keurig Dr. Pepper, a soft drinks maker, rose ahead of its acquisition by Keurig Co. in January 2018. Shares of Humana, a health insurance provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.3%
2.	Microsoft Corp.	5.9
3.	Citigroup, Inc.	3.4
4.	Cisco Systems, Inc.	2.6
5.	Home Depot, Inc. (The)	2.5
6.	Humana, Inc.	2.5
7.	Verizon Communications, Inc.	2.4
8.	PepsiCo, Inc.	2.2
9.	Bank of America Corp.	2.1
10.	Lowe’s Cos., Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.8%
Financials	14.7
Consumer Discretionary	12.2
Health Care	12.1
Consumer Staples	7.3
Energy	7.0
Industrials	5.4
Telecommunication Services	4.3
Utilities	2.9
Materials	2.2
Real Estate	0.7
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		6.01%	11.17%	8.56%
Without Sales Charge		11.88	12.38	9.14
CLASS C SHARES	February 19, 2005
With CDSC**		10.32	11.81	8.60
Without CDSC		11.32	11.81	8.60
CLASS I SHARES	February 28, 2003	12.16	12.66	9.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.65%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$1,097,863

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co. and Valero Energy Co. and its underweight position in General Electric Co. Shares of Boeing, a commercial aircraft manufacturer not held in the Benchmark, rose amid growth in new orders and continued earnings growth. Shares of Valero Energy, a petrochemicals manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2018. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018, the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC and Assured Guaranty Ltd., and its underweight position in Intel Corp. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition by generic formulations of the drug. Shares of Assured Guaranty, a bond insurer, fell amid investor concerns about a potential default on bonds issued by Puerto Rico. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.6%
2.	Citigroup, Inc.	3.2
3.	ConocoPhillips	2.6
4.	Valero Energy Corp.	2.2
5.	Travelers Cos., Inc. (The)	2.1
6.	Humana, Inc.	2.1
7.	Boeing Co. (The)	2.0
8.	Pfizer, Inc.	2.0
9.	Amgen, Inc.	2.0
10.	Verizon Communications, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.2%
Health Care	13.3
Energy	10.8
Consumer Discretionary	10.4
Information Technology	10.2
Industrials	7.3
Consumer Staples	7.0
Real Estate	4.6
Utilities	4.6
Materials	3.2
Telecommunication Services	2.0
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		7.43%	9.18%	7.80%
Without Sales Charge		13.39	10.36	8.38
CLASS C SHARES	February 19, 2005
With CDSC**		11.84	9.81	7.85
Without CDSC		12.84	9.81	7.85
CLASS I SHARES	February 28, 2003	13.65	10.54	8.58
CLASS R2 SHARES	November 3, 2008	13.08	10.07	8.12
CLASS R5 SHARES	May 15, 2006	13.84	10.76	8.79
CLASS R6 SHARES	November 30, 2010	13.90	10.82	8.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Aerospace & Defense — 2.7%
Boeing Co. (The)	330	110,819

Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	32	2,317

Airlines — 1.2%
Copa Holdings SA, Class A (Panama)	221	20,920
Delta Air Lines, Inc.	560	27,745

		48,665

Automobiles — 0.9%
General Motors Co.	924	36,390

Banks — 5.7%
Bank of America Corp.	3,101	87,415
Citigroup, Inc.	1,179	78,865
Comerica, Inc.	300	27,267
Fifth Third Bancorp	348	9,973
Regions Financial Corp.	1,648	29,296

		232,816

Beverages — 1.2%
PepsiCo, Inc.	456	49,667

Biotechnology — 4.9%
AbbVie, Inc.	525	48,604
Amgen, Inc.	391	72,257
Gilead Sciences, Inc.	832	58,917
Vertex Pharmaceuticals, Inc.*	106	18,084

		197,862

Capital Markets — 3.7%
Ameriprise Financial, Inc.	149	20,786
Moody’s Corp.	155	26,488
Morgan Stanley	198	9,399
MSCI, Inc.	190	31,432
S&P Global, Inc.	299	60,861

		148,966

Chemicals — 0.8%
CF Industries Holdings, Inc.	146	6,483
Huntsman Corp.	886	25,877

		32,360

Communications Equipment — 2.0%
Cisco Systems, Inc.	825	35,517
F5 Networks, Inc.*	137	23,608
Palo Alto Networks, Inc.*	113	23,280

		82,405

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.3%
EMCOR Group, Inc.	149	11,320

Consumer Finance — 0.7%
Credit Acceptance Corp.*	84	29,624

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	1,875	60,190
Verizon Communications, Inc.	649	32,646

		92,836

Electric Utilities — 0.9%
NextEra Energy, Inc.	225	37,515

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	283	40,858
Prologis, Inc.	61	4,020
SBA Communications Corp.*	153	25,263

		70,141

Food & Staples Retailing — 1.3%
Walmart, Inc.	606	51,930

Food Products — 2.5%
Archer-Daniels-Midland Co.	688	31,527
General Mills, Inc.	188	8,303
Ingredion, Inc.	179	19,815
Pilgrim’s Pride Corp.*	785	15,800
Post Holdings, Inc.*	310	26,632

		102,077

Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	806	59,530

Health Care Providers & Services — 6.6%
Anthem, Inc.	369	87,833
Centene Corp.*	172	21,242
Express Scripts Holding Co.*	58	4,509
HCA Healthcare, Inc.	159	16,313
Humana, Inc.	294	87,444
Molina Healthcare, Inc.*	324	31,713
WellCare Health Plans, Inc.*	79	19,525

		268,579

Hotels, Restaurants & Leisure — 1.9%
Hilton Worldwide Holdings, Inc.	385	30,453
Hyatt Hotels Corp., Class A	289	22,304
Las Vegas Sands Corp.	322	24,557

		77,314

Household Durables — 0.8%
PulteGroup, Inc.	1,059	30,438

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Products — 0.5%
Energizer Holdings, Inc.	306	19,234

Independent Power and Renewable Electricity Producers — 1.5%
NRG Energy, Inc.	953	29,266
Vistra Energy Corp.*	1,384	32,755

		62,021

Insurance — 3.6%
Allstate Corp. (The)	362	33,012
First American Financial Corp.	346	17,885
Lincoln National Corp.	225	14,031
Progressive Corp. (The)	649	38,388
Travelers Cos., Inc. (The)	337	41,168

		144,484

Internet & Direct Marketing Retail — 2.2%
Amazon.com, Inc.*	43	73,771
Netflix, Inc.*	37	14,366

		88,137

Internet Software & Services — 4.4%
Alphabet, Inc., Class A*	17	19,196
Alphabet, Inc., Class C*	28	31,350
eBay, Inc.*	2,097	76,052
Facebook, Inc., Class A*	71	13,855
IAC/InterActiveCorp*	27	4,132
VeriSign, Inc.*	234	32,184

		176,769

IT Services — 2.6%
DXC Technology Co.	385	31,023
Perspecta, Inc.	163	3,349
Teradata Corp.*	394	15,807
Visa, Inc., Class A	419	55,497

		105,676

Life Sciences Tools & Services — 0.3%
Waters Corp.*	61	11,790

Machinery — 3.1%
Caterpillar, Inc.	618	83,871
Deere & Co.	307	42,975

		126,846

Media — 1.6%
Comcast Corp., Class A	545	17,895
News Corp., Class A	1,550	24,028
World Wrestling Entertainment, Inc., Class A	321	23,390

		65,313

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 1.8%
Alcoa Corp.*	575	26,961
Freeport-McMoRan, Inc.	1,513	26,114
Newmont Mining Corp.	529	19,956

		73,031

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Chimera Investment Corp.	233	4,250

Multiline Retail — 2.3%
Kohl’s Corp.	453	33,038
Target Corp.	766	58,285

		91,323

Oil, Gas & Consumable Fuels — 6.3%
Chevron Corp.	231	29,243
ConocoPhillips	639	44,508
HollyFrontier Corp.	456	31,225
Marathon Petroleum Corp.	458	32,119
PBF Energy, Inc., Class A	708	29,682
Peabody Energy Corp.	206	9,365
Valero Energy Corp.	729	80,828

		256,970

Personal Products — 0.9%
Herbalife Nutrition Ltd.*	624	33,527
Nu Skin Enterprises, Inc., Class A	12	943

		34,470

Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co.	125	6,928
Pfizer, Inc.	200	7,260

		14,188

Professional Services — 0.7%
Robert Half International, Inc.	464	30,174

Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A*	694	33,138

Road & Rail — 0.5%
Avis Budget Group, Inc.*	446	14,485
Union Pacific Corp.	28	3,925

		18,410

Semiconductors & Semiconductor Equipment — 4.3%
Applied Materials, Inc.	1,669	77,068
First Solar, Inc.*	343	18,052
Lam Research Corp.	320	55,277
Teradyne, Inc.	622	23,691

		174,088

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 8.0%
Citrix Systems, Inc.*	148	15,475
Fortinet, Inc.*	364	22,743
Microsoft Corp.	1,788	176,275
Oracle Corp.	751	33,102
VMware, Inc., Class A*	511	75,072

		322,667

Specialty Retail — 2.3%
American Eagle Outfitters, Inc.	1,346	31,304
Best Buy Co., Inc.	406	30,294
Urban Outfitters, Inc.*	721	32,125

		93,723

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	587	108,697
HP, Inc.	1,970	44,690
NetApp, Inc.	407	31,938

		185,325

Textiles, Apparel & Luxury Goods — 0.7%
Michael Kors Holdings Ltd.*	445	29,604

Trading Companies & Distributors — 0.7%
United Rentals, Inc.*	197	29,081

Total Common Stocks (Cost $3,064,545)		3,964,283

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $99,912)	99,912	99,912

Total Investments — 100.3% (Cost $3,164,457)		4,064,195
Liabilities in Excess of Other Assets — (0.3%)		(13,652)

NET ASSETS — 100.0%		$4,050,543

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	604	09/2018	USD	82,192	(257)

					(257)

Abbreviations
USD	United States Dollar
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 3.3%
Boeing Co. (The)	115	38,517

Air Freight & Logistics — 0.3%
Expeditors International of Washington, Inc.	53	3,904

Airlines — 1.6%
American Airlines Group, Inc.	71	2,676
Copa Holdings SA, Class A (Panama)	72	6,794
Delta Air Lines, Inc.	178	8,798

		18,268

Auto Components — 0.4%
Lear Corp.	28	5,184

Automobiles — 0.1%
General Motors Co.	25	973

Banks — 0.4%
Comerica, Inc.	53	4,783

Beverages — 1.7%
PepsiCo, Inc.	179	19,520

Biotechnology — 4.3%
AbbVie, Inc.	76	7,069
Amgen, Inc.	140	25,869
Gilead Sciences, Inc.	127	8,990
Vertex Pharmaceuticals, Inc.*	51	8,685

		50,613

Capital Markets — 0.9%
Moody’s Corp.	6	938
MSCI, Inc.	56	9,330

		10,268

Chemicals — 0.7%
CF Industries Holdings, Inc.	140	6,194
Westlake Chemical Corp.	18	1,905

		8,099

Communications Equipment — 1.7%
F5 Networks, Inc.*	56	9,709
Palo Alto Networks, Inc.*	47	9,595

		19,304

Construction & Engineering — 0.3%
EMCOR Group, Inc.	50	3,824

Consumer Finance — 1.1%
Credit Acceptance Corp.*	24	8,514
FirstCash, Inc.	51	4,618

		13,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	98	4,905

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	63	9,054
SBA Communications Corp.*	46	7,513

		16,567

Food & Staples Retailing — 1.0%
Walgreens Boots Alliance, Inc.	52	3,097
Walmart, Inc.	100	8,531

		11,628

Food Products — 2.1%
General Mills, Inc.	209	9,246
Pilgrim’s Pride Corp.*	254	5,111
Post Holdings, Inc.*	120	10,331

		24,688

Health Care Equipment & Supplies — 2.6%
Align Technology, Inc.*	29	9,751
Baxter International, Inc.	165	12,147
Haemonetics Corp.*	50	4,520
IDEXX Laboratories, Inc.*	9	1,896
Varian Medical Systems, Inc.*	17	1,899

		30,213

Health Care Providers & Services — 5.1%
Anthem, Inc.	72	17,019
Humana, Inc.	87	25,804
Molina Healthcare, Inc.*	97	9,520
WellCare Health Plans, Inc.*	30	7,363

		59,706

Health Care Technology — 0.2%
Veeva Systems, Inc., Class A*	35	2,690

Hotels, Restaurants & Leisure — 2.7%
Hilton Worldwide Holdings, Inc.	110	8,731
Hyatt Hotels Corp., Class A	85	6,550
Las Vegas Sands Corp.	129	9,881
Marriott International, Inc., Class A	50	6,267

		31,429

Household Durables — 1.3%
NVR, Inc.*	2	7,129
PulteGroup, Inc.	261	7,501

		14,630

Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	132	4,043

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 0.8%
Allstate Corp. (The)	10	940
First American Financial Corp.	96	4,975
Lincoln National Corp.	23	1,407
Progressive Corp. (The)	25	1,467

		8,789

Internet & Direct Marketing Retail — 5.5%
Amazon.com, Inc.*	31	51,844
Netflix, Inc.*	31	11,939

		63,783

Internet Software & Services — 9.1%
Alphabet, Inc., Class A*	17	19,648
Alphabet, Inc., Class C*	19	21,086
eBay, Inc.*	509	18,463
Facebook, Inc., Class A*	108	20,967
GoDaddy, Inc., Class A*	143	10,096
IAC/InterActiveCorp*	45	6,847
VeriSign, Inc.*	70	9,647

		106,754

IT Services — 5.0%
DXC Technology Co.	112	9,004
Mastercard, Inc., Class A	21	4,127
Perspecta, Inc.	46	943
Teradata Corp.*	114	4,557
Visa, Inc., Class A	299	39,576

		58,207

Life Sciences Tools & Services — 0.5%
Waters Corp.*	31	6,001

Machinery — 3.5%
Caterpillar, Inc.	182	24,637
Deere & Co.	116	16,273

		40,910

Media — 1.6%
Live Nation Entertainment, Inc.*	182	8,850
News Corp., Class A	215	3,326
Sirius XM Holdings, Inc.	1,037	7,020

		19,196

Metals & Mining — 0.9%
Alcoa Corp.*	104	4,871
Freeport-McMoRan, Inc.	308	5,313

		10,184

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 2.5%
Kohl’s Corp.	135	9,812
Macy’s, Inc.	151	5,637
Target Corp.	188	14,288

		29,737

Oil, Gas & Consumable Fuels — 2.0%
Marathon Petroleum Corp.	18	1,228
PBF Energy, Inc., Class A	64	2,662
Peabody Energy Corp.	170	7,727
Valero Energy Corp.	110	12,136

		23,753

Personal Products — 0.6%
Nu Skin Enterprises, Inc., Class A	94	7,351

Professional Services — 0.8%
Robert Half International, Inc.	135	8,808

Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A*	182	8,665

Road & Rail — 0.5%
Avis Budget Group, Inc.*	135	4,371
Union Pacific Corp.	8	1,134

		5,505

Semiconductors & Semiconductor Equipment — 4.5%
Applied Materials, Inc.	516	23,848
Lam Research Corp.	106	18,236
Maxim Integrated Products, Inc.	41	2,393
Teradyne, Inc.	217	8,276

		52,753

Software — 14.2%
Adobe Systems, Inc.*	82	19,895
Citrix Systems, Inc.*	87	9,090
Fortinet, Inc.*	158	9,870
Microsoft Corp.	806	79,485
Oracle Corp.	207	9,134
Red Hat, Inc.*	48	6,409
Splunk, Inc.*	10	1,001
Tableau Software, Inc., Class A*	33	3,196
Take-Two Interactive Software, Inc.*	44	5,232
VMware, Inc., Class A*	153	22,486

		165,798

Specialty Retail — 2.9%
American Eagle Outfitters, Inc.	390	9,074
Best Buy Co., Inc.	130	9,718

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Burlington Stores, Inc.*	39	5,931
Urban Outfitters, Inc.*	203	9,048

		33,771

Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc.	351	64,964
HP, Inc.	196	4,441
NetApp, Inc.	129	10,130
Pure Storage, Inc., Class A*	58	1,373

		80,908

Textiles, Apparel & Luxury Goods — 0.5%
Michael Kors Holdings Ltd.*	89	5,901

Trading Companies & Distributors — 0.8%
United Rentals, Inc.*	63	9,344

Total Common Stocks (Cost $784,912)		1,143,006

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $27,874)	27,874	27,874

Total Investments — 100.1% (Cost $812,786)		1,170,880
Liabilities in Excess of Other Assets — (0.1%)		(1,286)

NET ASSETS — 100.0%		$1,169,594

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	185	09/2018	USD	25,175	(139)

					(139)

Abbreviations
USD	United States Dollar
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 3.2%
HEICO Corp., Class A	122	7,436
Huntington Ingalls Industries, Inc.	39	8,480
L3 Technologies, Inc.	21	4,096
Spirit AeroSystems Holdings, Inc., Class A	43	3,660
Teledyne Technologies, Inc.*	11	2,190

		25,862

Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	14	1,205

Airlines — 0.5%
Copa Holdings SA, Class A (Panama)	40	3,785

Auto Components — 0.5%
Lear Corp.	21	3,828

Banks — 4.8%
Citizens Financial Group, Inc.	23	875
East West Bancorp, Inc.	34	2,230
KeyCorp	140	2,744
Popular, Inc. (Puerto Rico)	259	11,723
Regions Financial Corp.	611	10,865
SVB Financial Group*	13	3,783
Synovus Financial Corp.	133	7,000

		39,220

Biotechnology — 1.8%
Alkermes plc*	60	2,453
Alnylam Pharmaceuticals, Inc.*	23	2,236
BioMarin Pharmaceutical, Inc.*	34	3,231
Exelixis, Inc.*	78	1,668
Incyte Corp.*	45	2,995
TESARO, Inc.*	50	2,210

		14,793

Capital Markets — 3.9%
E*TRADE Financial Corp.*	13	801
Lazard Ltd., Class A	28	1,384
LPL Financial Holdings, Inc.	240	15,726
MSCI, Inc.	61	10,141
Raymond James Financial, Inc.	40	3,601

		31,653

Chemicals — 1.5%
Cabot Corp.	121	7,499
Eastman Chemical Co.	5	460
Huntsman Corp.	158	4,616

		12,575

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.5%
KAR Auction Services, Inc.	202	11,059
Stericycle, Inc.*	24	1,554

		12,613

Communications Equipment — 1.3%
ARRIS International plc*	215	5,256
F5 Networks, Inc.*	29	5,018

		10,274

Construction & Engineering — 3.0%
AECOM*	267	8,819
Fluor Corp.	18	883
Jacobs Engineering Group, Inc.	237	15,034

		24,736

Consumer Finance — 0.4%
Discover Financial Services	11	775
Synchrony Financial	78	2,617

		3,392

Containers & Packaging — 1.9%
Avery Dennison Corp.	37	3,727
Berry Global Group, Inc.*	231	10,603
WestRock Co.	15	844

		15,174

Diversified Consumer Services — 0.6%
ServiceMaster Global Holdings, Inc.*	88	5,245

Diversified Telecommunication Services — 0.9%
CenturyLink, Inc.	378	7,042

Electric Utilities — 0.8%
Evergy, Inc.	22	1,209
FirstEnergy Corp.	128	4,607
Pinnacle West Capital Corp.	4	339

		6,155

Electrical Equipment — 0.7%
GrafTech International Ltd.	122	2,196
Regal Beloit Corp.	44	3,583

		5,779

Electronic Equipment, Instruments & Components — 1.3%
CDW Corp.	17	1,365
Jabil, Inc.	322	8,907

		10,272

Energy Equipment & Services — 0.3%
Baker Hughes a GE Co.	64	2,107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — 8.5%
Alexandria Real Estate Equities, Inc.	10	1,237
American Homes 4 Rent, Class A	82	1,825
Apple Hospitality REIT, Inc.	226	4,046
Brixmor Property Group, Inc.	33	577
CoreSite Realty Corp.	4	421
Corporate Office Properties Trust	96	2,795
Crown Castle International Corp.	11	1,175
DCT Industrial Trust, Inc.	4	254
Digital Realty Trust, Inc.	15	1,696
Douglas Emmett, Inc.	18	711
Equinix, Inc.	28	11,994
Equity Commonwealth*	131	4,122
Equity LifeStyle Properties, Inc.	26	2,417
Host Hotels & Resorts, Inc.	103	2,166
Hudson Pacific Properties, Inc.	139	4,939
Invitation Homes, Inc.	191	4,398
Liberty Property Trust	25	1,099
Life Storage, Inc.	5	526
Mid-America Apartment Communities, Inc.	12	1,255
Prologis, Inc.	90	5,925
Regency Centers Corp.	25	1,527
Retail Properties of America, Inc., Class A	154	1,964
SBA Communications Corp.*	38	6,225
Sun Communities, Inc.	24	2,349
Weyerhaeuser Co.	107	3,909

		69,552

Food Products — 3.2%
Archer-Daniels-Midland Co.	34	1,572
Bunge Ltd.	15	1,060
Ingredion, Inc.	77	8,468
Pilgrim’s Pride Corp.*	255	5,127
Tyson Foods, Inc., Class A	143	9,825

		26,052

Gas Utilities — 0.9%
National Fuel Gas Co.	18	964
UGI Corp.	127	6,615

		7,579

Health Care Equipment & Supplies — 3.3%
Hill-Rom Holdings, Inc.	105	9,136
Hologic, Inc.*	120	4,778
STERIS plc	4	462
Teleflex, Inc.	7	1,931
Zimmer Biomet Holdings, Inc.	95	10,531

		26,838

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	89		7,615
Cardinal Health, Inc.	77		3,770
Centene Corp.*	43		5,298
MEDNAX, Inc.*	17		727
Premier, Inc., Class A*	177		6,446
WellCare Health Plans, Inc.*	16		4,026

			27,882

Hotels, Restaurants & Leisure — 2.4%
Chipotle Mexican Grill, Inc.*	4		1,682
Extended Stay America, Inc.	436		9,413
Hilton Grand Vacations, Inc.*	33		1,142
Hyatt Hotels Corp., Class A	72		5,539
Wynn Resorts Ltd.	9		1,523

			19,299

Household Durables — 0.2%
NVR, Inc.*	—	(a)	1,337

Independent Power and Renewable Electricity Producers — 3.4%
NRG Energy, Inc.	368		11,301
Vistra Energy Corp.*	709		16,775

			28,076

Insurance — 4.2%
American Financial Group, Inc.	43		4,626
American National Insurance Co.	3		359
Arch Capital Group Ltd.*	28		734
Aspen Insurance Holdings Ltd. (Bermuda)	19		773
Assurant, Inc.	19		1,961
Assured Guaranty Ltd.	28		1,008
Everest Re Group Ltd.	17		3,872
First American Financial Corp.	92		4,743
FNF Group	30		1,115
Hanover Insurance Group, Inc. (The)	41		4,914
Hartford Financial Services Group, Inc. (The)	26		1,319
Lincoln National Corp.	18		1,096
Old Republic International Corp.	26		518
Progressive Corp. (The)	125		7,411

			34,449

Internet & Direct Marketing Retail — 0.2%
Qurate Retail, Inc.*	74		1,568

Internet Software & Services — 1.0%
Dropbox, Inc., Class A*	41		1,313
Twitter, Inc.*	164		7,166

			8,479

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 5.4%
Black Knight, Inc.*	90	4,810
Conduent, Inc.*	259	4,710
DXC Technology Co.	147	11,858
Fidelity National Information Services, Inc.	31	3,287
Genpact Ltd.	25	726
Leidos Holdings, Inc.	24	1,398
Sabre Corp.	103	2,533
Teradata Corp.*	21	855
Total System Services, Inc.	67	5,637
Worldpay, Inc.*	107	8,710

		44,524

Machinery — 3.6%
Crane Co.	83	6,659
Gardner Denver Holdings, Inc.*	110	3,224
Ingersoll-Rand plc	126	11,333
WABCO Holdings, Inc.*	68	7,945

		29,161

Media — 1.5%
Discovery, Inc., Class C*	432	11,011
Viacom, Inc., Class B	49	1,490

		12,501

Metals & Mining — 1.8%
Alcoa Corp.*	19	877
Freeport-McMoRan, Inc.	75	1,293
Reliance Steel & Aluminum Co.	8	691
Steel Dynamics, Inc.	198	9,089
United States Steel Corp.	88	3,061

		15,011

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Chimera Investment Corp.	42	762

Multiline Retail — 1.1%
Dollar General Corp.	54	5,305
Kohl’s Corp.	56	4,068

		9,373

Multi-Utilities — 0.9%
Ameren Corp.	25	1,546
CenterPoint Energy, Inc.	66	1,837
CMS Energy Corp.	62	2,945
MDU Resources Group, Inc.	26	740

		7,068

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.6%
Andeavor	33	4,342
Cimarex Energy Co.	6	636
Devon Energy Corp.	59	2,580
EQT Corp.	5	268
Marathon Oil Corp.	504	10,518
Marathon Petroleum Corp.	65	4,546
Murphy Oil Corp.	31	1,030
Noble Energy, Inc.	5	159
ONEOK, Inc.	35	2,430
PBF Energy, Inc., Class A	114	4,780
QEP Resources, Inc.*	69	840
Valero Energy Corp.	19	2,084
Williams Cos., Inc. (The)	48	1,296
WPX Energy, Inc.*	107	1,931

		37,440

Personal Products — 1.1%
Herbalife Nutrition Ltd.*	126	6,742
Nu Skin Enterprises, Inc., Class A	25	1,916

		8,658

Pharmaceuticals — 0.7%
Mylan NV*	110	3,961
Nektar Therapeutics*	29	1,406
Perrigo Co. plc	8	591

		5,958

Professional Services — 2.0%
ManpowerGroup, Inc.	108	9,311
TransUnion	96	6,849

		16,160

Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A*	62	2,941

Road & Rail — 0.2%
Landstar System, Inc.	15	1,616

Semiconductors & Semiconductor Equipment — 3.7%
First Solar, Inc.*	87	4,560
KLA-Tencor Corp.	29	2,974
Lam Research Corp.	28	4,857
Marvell Technology Group Ltd.	522	11,188
ON Semiconductor Corp.*	291	6,468
Teradyne, Inc.	9	350

		30,397

Software — 5.0%
Activision Blizzard, Inc.	41	3,099

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
CA, Inc.	191	6,795
Citrix Systems, Inc.*	69	7,181
Dell Technologies, Inc. Class V, Class V*	43	3,612
SS&C Technologies Holdings, Inc.	116	6,031
Symantec Corp.	255	5,259
Take-Two Interactive Software, Inc.*	75	8,841

		40,818

Specialty Retail — 3.4%
Best Buy Co., Inc.	141	10,545
Urban Outfitters, Inc.*	378	16,849

		27,394

Technology Hardware, Storage & Peripherals — 2.1%
NCR Corp.*	94	2,806
Western Digital Corp.	103	7,934
Xerox Corp.	281	6,733

		17,473

Textiles, Apparel & Luxury Goods — 1.8%
Columbia Sportswear Co.	80	7,354
Michael Kors Holdings Ltd.*	108	7,213

		14,567

Trading Companies & Distributors — 0.4%
HD Supply Holdings, Inc.*	83	3,538

Total Common Stocks (Cost $639,638)		812,181

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $7,288)	7,288	7,288

Total Investments — 100.4% (Cost $646,926)		819,469
Liabilities in Excess of Other Assets — (0.4%)		(2,946)

NET ASSETS — 100.0%		$816,523

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	15	09/2018	USD	2,934	(33)

					(33)

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar
(a)	Amount rounds to less than one thousand.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.7%
Aerospace & Defense — 1.0%
Raytheon Co.	1	212

Airlines — 2.1%
Delta Air Lines, Inc.	5	237
Southwest Airlines Co.	4	214

		451

Banks — 8.8%
Bank of America Corp.	17	471
Citigroup, Inc.	11	743
PNC Financial Services Group, Inc. (The)	3	428
Wells Fargo & Co.	5	279

		1,921

Beverages — 2.7%
Molson Coors Brewing Co., Class B	2	108
PepsiCo, Inc.	4	478

		586

Biotechnology — 5.1%
Amgen, Inc.	2	282
Biogen, Inc.*	1	289
Celgene Corp.*	2	146
Gilead Sciences, Inc.	6	409

		1,126

Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)	5	258
Northern Trust Corp.	2	213

		471

Chemicals — 1.5%
DowDuPont, Inc.	3	200
International Flavors & Fragrances, Inc.	1	120

		320

Communications Equipment — 2.6%
Cisco Systems, Inc.	13	567

Consumer Finance — 0.9%
American Express Co.	2	202

Containers & Packaging — 0.7%
Ball Corp.	4	152

Diversified Telecommunication Services — 4.3%
AT&T, Inc.	13	409
Verizon Communications, Inc.	11	531

		940

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 1.9%
American Electric Power Co., Inc.	2	158
NextEra Energy, Inc.	2	268

		426

Energy Equipment & Services — 4.5%
Baker Hughes a GE Co.	5	160
Halliburton Co.	2	110
National Oilwell Varco, Inc.	7	285
Schlumberger Ltd.	3	221
TechnipFMC plc (United Kingdom)	7	208

		984

Equity Real Estate Investment Trusts (REITs) — 0.7%
Prologis, Inc.	3	164

Food & Staples Retailing — 1.3%
Walgreens Boots Alliance, Inc.	5	293

Food Products — 0.9%
Mondelez International, Inc., Class A	5	192

Health Care Equipment & Supplies — 0.8%
Becton Dickinson and Co.	1	175

Health Care Providers & Services — 4.8%
Anthem, Inc.	1	322
Cigna Corp.	1	190
Humana, Inc.	2	548

		1,060

Hotels, Restaurants & Leisure — 1.7%
Dunkin’ Brands Group, Inc.	3	178
Hilton Worldwide Holdings, Inc.	3	205

		383

Household Products — 1.5%
Procter & Gamble Co. (The)	4	323

Insurance — 2.9%
Allstate Corp. (The)	3	240
Hartford Financial Services Group, Inc. (The)	4	199
Travelers Cos., Inc. (The)	2	199

		638

IT Services — 4.1%
Accenture plc, Class A	2	301
DXC Technology Co.	3	211
Perspecta, Inc.	1	27
Visa, Inc., Class A	3	362

		901

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — (continued)
Life Sciences Tools & Services — 0.8%
Waters Corp.*	1	178

Media — 3.3%
Comcast Corp., Class A	5	154
Sirius XM Holdings, Inc.	39	263
Walt Disney Co. (The)	3	297

		714

Multiline Retail — 0.9%
Target Corp.	3	208

Multi-Utilities — 0.9%
WEC Energy Group, Inc.	3	207

Oil, Gas & Consumable Fuels — 2.5%
Phillips 66	2	251
Valero Energy Corp.	3	300

		551

Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.	2	124

Professional Services — 0.7%
ManpowerGroup, Inc.	2	142

Road & Rail — 0.8%
CSX Corp.	3	178

Semiconductors & Semiconductor Equipment — 1.8%
First Solar, Inc.*	2	106
Lam Research Corp.	2	297

		403

Software — 9.4%
Autodesk, Inc.*	3	398
Microsoft Corp.	13	1,296
Oracle Corp.	8	358

		2,052

Specialty Retail — 5.3%
Home Depot, Inc. (The)	3	558
Lowe’s Cos., Inc.	5	430
Tractor Supply Co.	2	166

		1,154

Technology Hardware, Storage & Peripherals — 8.9%
Apple, Inc.	8	1,389
Hewlett Packard Enterprise Co.	10	140
HP, Inc.	6	137
NetApp, Inc.	4	298

		1,964

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.0%
VF Corp.	3	209

Tobacco — 1.0%
Philip Morris International, Inc.	3	217

Trading Companies & Distributors — 0.9%
United Rentals, Inc.*	1	193

Total Common Stocks (Cost $16,201)		20,981

Short-Term Investments — 4.4%
Investment Companies — 4.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Class Shares, 1.80% (a) (b) (Cost $976)	976	976

Total Investments — 100.1% (Cost $17,177)		21,957
Liabilities in Excess of Other Assets — (0.1%)		(11)

NET ASSETS — 100.0%		$21,946

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.2%
Aerospace & Defense — 2.0%
Boeing Co. (The)	66	22,177

Airlines — 1.4%
Copa Holdings SA, Class A (Panama)	49	4,637
Delta Air Lines, Inc.	208	10,314

		14,951

Automobiles — 1.5%
General Motors Co.	423	16,654

Banks — 11.1%
Bank of America Corp.	1,414	39,847
CIT Group, Inc.	157	7,899
Citigroup, Inc.	515	34,476
Citizens Financial Group, Inc.	203	7,908
Comerica, Inc.	57	5,146
Fifth Third Bancorp	252	7,241
M&T Bank Corp.	48	8,184
PNC Financial Services Group, Inc. (The)	25	3,361
Regions Financial Corp.	444	7,893

		121,955

Beverages — 1.2%
PepsiCo, Inc.	125	13,620

Biotechnology — 4.3%
AbbVie, Inc.	167	15,445
Amgen, Inc.	119	21,900
Gilead Sciences, Inc.	146	10,343

		47,688

Capital Markets — 2.6%
Ameriprise Financial, Inc.	49	6,896
Goldman Sachs Group, Inc. (The)	41	9,076
Morgan Stanley	15	711
MSCI, Inc.	49	8,106
S&P Global, Inc.	16	3,222

		28,011

Chemicals — 0.7%
Huntsman Corp.	260	7,580

Communications Equipment — 1.1%
Cisco Systems, Inc.	284	12,203

Construction & Engineering — 0.4%
EMCOR Group, Inc.	52	3,931

Consumer Finance — 1.6%
Capital One Financial Corp.	10	937
Credit Acceptance Corp.*	25	8,680

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — continued
Discover Financial Services	106	7,471

		17,088

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	429	21,568

Electric Utilities — 1.0%
Edison International	11	677
NextEra Energy, Inc.	60	9,955

		10,632

Equity Real Estate Investment Trusts (REITs) — 3.1%
GEO Group, Inc. (The)	116	3,200
Hospitality Properties Trust	97	2,778
Life Storage, Inc.	55	5,342
Piedmont Office Realty Trust, Inc., Class A	321	6,404
SBA Communications Corp.*	44	7,249
SL Green Realty Corp.	86	8,615

		33,588

Food & Staples Retailing — 1.8%
Walgreens Boots Alliance, Inc.	23	1,405
Walmart, Inc.	217	18,603

		20,008

Food Products — 1.8%
Archer-Daniels-Midland Co.	180	8,254
Conagra Brands, Inc.	188	6,721
Pilgrim’s Pride Corp.*	231	4,644

		19,619

Health Care Providers & Services — 6.9%
Anthem, Inc.	59	14,044
Express Scripts Holding Co.*	216	16,670
HCA Healthcare, Inc.	45	4,627
Humana, Inc.	77	22,888
McKesson Corp.	15	1,934
Molina Healthcare, Inc.*	63	6,161
WellCare Health Plans, Inc.*	39	9,603

		75,927

Hotels, Restaurants & Leisure — 1.7%
Dunkin’ Brands Group, Inc.	124	8,592
Hilton Worldwide Holdings, Inc.	101	8,027
Hyatt Hotels Corp., Class A	26	2,006

		18,625

Household Durables — 0.6%
Toll Brothers, Inc.	185	6,839

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Products — 1.0%
Energizer Holdings, Inc.	110	6,907
Procter & Gamble Co. (The)	59	4,566

		11,473

Independent Power and Renewable Electricity Producers — 2.3%
AES Corp.	577	7,735
NRG Energy, Inc.	268	8,237
Vistra Energy Corp.*	382	9,031

		25,003

Insurance — 6.2%
Allstate Corp. (The)	195	17,789
First American Financial Corp.	18	926
Lincoln National Corp.	101	6,256
MetLife, Inc.	49	2,149
Primerica, Inc.	57	5,717
Prudential Financial, Inc.	24	2,197
Torchmark Corp.	67	5,479
Travelers Cos., Inc. (The)	190	23,294
Willis Towers Watson plc	25	3,775

		67,582

Internet Software & Services — 0.8%
VeriSign, Inc.*	65	8,960

IT Services — 1.8%
DXC Technology Co.	87	6,989
International Business Machines Corp.	65	9,136
Perspecta, Inc.	43	891
Teradata Corp.*	56	2,228

		19,244

Machinery — 1.9%
Caterpillar, Inc.	136	18,451
Deere & Co.	19	2,712

		21,163

Media — 4.3%
CBS Corp. (Non-Voting), Class B	41	2,299
Charter Communications, Inc., Class A*	40	11,670
Comcast Corp., Class A	374	12,261
Sirius XM Holdings, Inc.	1,298	8,785
Walt Disney Co. (The)	118	12,326

		47,341

Metals & Mining — 1.9%
Alcoa Corp.*	63	2,935
Freeport-McMoRan, Inc.	467	8,065

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — continued
Newmont Mining Corp.	41	1,535
Steel Dynamics, Inc.	178	8,165

		20,700

Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Chimera Investment Corp.	411	7,506

Multi-Utilities — 1.3%
CenterPoint Energy, Inc.	286	7,936
MDU Resources Group, Inc.	222	6,379

		14,315

Oil, Gas & Consumable Fuels — 10.7%
Chevron Corp.	153	19,401
ConocoPhillips	408	28,419
Devon Energy Corp.	162	7,117
HollyFrontier Corp.	91	6,248
Marathon Oil Corp.	79	1,640
Marathon Petroleum Corp.	296	20,795
Occidental Petroleum Corp.	62	5,188
PBF Energy, Inc., Class A	49	2,063
Peabody Energy Corp.	73	3,329
Valero Energy Corp.	214	23,673

		117,873

Paper & Forest Products — 0.6%
Domtar Corp.	134	6,411

Personal Products — 0.8%
Herbalife Nutrition Ltd.*	166	8,934
Nu Skin Enterprises, Inc., Class A	3	249

		9,183

Pharmaceuticals — 2.0%
Pfizer, Inc.	608	22,055

Professional Services — 0.7%
Robert Half International, Inc.	117	7,591

Real Estate Management & Development — 1.5%
CBRE Group, Inc., Class A*	186	8,875
Jones Lang LaSalle, Inc.	48	7,918

		16,793

Road & Rail — 0.2%
Avis Budget Group, Inc.*	60	1,940

Semiconductors & Semiconductor Equipment — 3.5%
Applied Materials, Inc.	368	17,003
First Solar, Inc.*	120	6,330
Lam Research Corp.	60	10,336

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	136	5,158

		38,827

Software — 0.7%
VMware, Inc., Class A*	52	7,687

Specialty Retail — 1.6%
Best Buy Co., Inc.	38	2,827
Burlington Stores, Inc.*	19	2,920
O’Reilly Automotive, Inc.*	10	2,626
Urban Outfitters, Inc.*	196	8,714

		17,087

Technology Hardware, Storage & Peripherals — 2.3%
HP, Inc.	534	12,116
NetApp, Inc.	114	8,945
Seagate Technology plc	71	4,004

		25,065

Textiles, Apparel & Luxury Goods — 0.6%
Michael Kors Holdings Ltd.*	107	7,140

Tobacco — 0.3%
Philip Morris International, Inc.	40	3,213

Trading Companies & Distributors — 0.7%
United Rentals, Inc.*	53	7,883

Total Common Stocks (Cost $846,237)		1,044,699

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.3%
Investment Companies — 4.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $47,528)	47,528	47,528

Total Investments — 99.5% (Cost $893,765)		1,092,227
Other Assets Less Liabilities — 0.5%		5,636

NET ASSETS — 100.0%		$1,097,863

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	377	09/2018	USD	51,302	(878)

					(878)

Abbreviations
USD	United States Dollar
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$3,964,283	$1,143,006	$812,181
Investments in affiliates, at value	99,912	27,874	7,288
Deposits at broker for futures contracts	3,636	1,120	380
Receivables:
Investment securities sold	3,866	829	603
Fund shares sold	4,435	2,188	1,047
Dividends from non-affiliates	2,073	357	880
Dividends from affiliates	68	23	17
Variation margin on futures contracts	63	19	3

Total Assets	4,078,336	1,175,416	822,399

LIABILITIES:
Payables:
Investment securities purchased	26,107	3,505	3,892
Fund shares redeemed	317	1,797	1,233
Accrued liabilities:
Investment advisory fees	1,028	305	387
Administration fees	63	—	17
Distribution fees	74	63	108
Service fees	92	93	129
Custodian and accounting fees	20	9	6
Audit fees	20	20	24
Printing and mailing cost	26	15	22
Legal fees	4	1	1
Registration fees	8	1	13
Other	34	13	44

Total Liabilities	27,793	5,822	5,876

Net Assets	$4,050,543	$1,169,594	$816,523

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$2,808,640	$733,285	$561,640
Accumulated undistributed (distributions in excess of) net investment income	21,226	4,093	1,461
Accumulated net realized gains (losses)	321,196	74,261	80,912
Net unrealized appreciation (depreciation)	899,481	357,955	172,510

Total Net Assets	$4,050,543	$1,169,594	$816,523

Net Assets:
Class A	$342,761	$104,167	$314,171
Class C	4,698	37,416	62,925
Class I	95,252	196,798	296,876
Class R2	2,239	40,763	—
Class R3	—	—	13,823
Class R4	—	—	1,157
Class R5	5,718	201,539	—
Class R6	3,599,875	588,911	127,571

Total	$4,050,543	$1,169,594	$816,523

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,352	1,763	13,801
Class C	115	645	3,273
Class I	2,256	3,278	12,364
Class R2	56	703	—
Class R3	—	—	609
Class R4	—	—	48
Class R5	136	3,397	—
Class R6	86,873	9,928	5,306

Net Asset Value (a):
Class A — Redemption price per share	$41.04	$59.09	$22.76
Class C — Offering price per share (b)	40.76	58.00	19.23
Class I — Offering and redemption price per share	42.22	60.04	24.01
Class R2 — Offering and redemption price per share	40.14	57.95	—
Class R3 — Offering and redemption price per share	—	—	22.70
Class R4 — Offering and redemption price per share	—	—	23.95
Class R5 — Offering and redemption price per share	42.11	59.32	—
Class R6 — Offering and redemption price per share	41.44	59.32	24.04
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.31	$62.36	$24.02

Cost of investments in non-affiliates	$3,064,545	$784,912	$639,638
Cost of investments in affiliates	99,912	27,874	7,288

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$20,981		$1,044,699
Investments in affiliates, at value	976		47,528
Deposits at broker for futures contracts	—		2,035
Receivables:
Investment securities sold	—		3,645
Fund shares sold	27		1,236
Dividends from non-affiliates	13		847
Dividends from affiliates	1		52
Variation margin on futures contracts	—		37
Due from adviser	3		—

Total Assets	22,001		1,100,079

LIABILITIES:
Payables:
Due to custodian	—		—	(a)
Investment securities purchased	—		615
Fund shares redeemed	—	(a)	864
Accrued liabilities:
Investment advisory fees	—		257
Administration fees	—		12
Distribution fees	4		36
Service fees	—		190
Custodian and accounting fees	5		8
Audit fees	20		21
Printing and mailing cost	5		84
Legal fees	11		1
Registration fees	8		30
Other	2		98

Total Liabilities	55		2,216

Net Assets	$21,946		$1,097,863

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$16,049	$825,448
Accumulated undistributed (distributions in excess of) net investment income	95	376
Accumulated net realized gains (losses)	1,022	74,455
Net unrealized appreciation (depreciation)	4,780	197,584

Total Net Assets	$21,946	$1,097,863

Net Assets:
Class A	$9,497	$86,400
Class C	3,277	23,686
Class I	9,172	772,556
Class R2	—	5,781
Class R5	—	90,714
Class R6	—	118,726

Total	$21,946	$1,097,863

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	230	2,502
Class C	81	695
Class I	221	22,260
Class R2	—	169
Class R5	—	2,607
Class R6	—	3,411

Net Asset Value (a):
Class A — Redemption price per share	$41.28	$34.53
Class C — Offering price per share (b)	40.44	34.06
Class I — Offering and redemption price per share	41.56	34.71
Class R2 — Offering and redemption price per share	—	34.26
Class R5 — Offering and redemption price per share	—	34.80
Class R6 — Offering and redemption price per share	—	34.80
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.57	$36.44

Cost of investments in non-affiliates	$16,201	$846,237
Cost of investments in affiliates	976	47,528

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$— (a)
Dividend income from non-affiliates	76,287	14,319	16,148
Dividend income from affiliates	980	279	200
Non-cash dividend income from non-affiliates	4,508	—	—

Total investment income	81,775	14,598	16,348

EXPENSES:
Investment advisory fees	16,528	5,688	5,954
Administration fees	3,358	925	744
Distribution fees:
Class A	405	261	805
Class C	51	297	539
Class R2	13	77	—
Class R3	—	—	32
Service fees:
Class A	405	261	805
Class C	17	99	179
Class I	251	471	764
Class R2	6	38	—
Class R3	—	—	32
Class R4	—	—	1
Class R5	5	212	—
Custodian and accounting fees	117	43	39
Professional fees	97	63	65
Trustees’ and Chief Compliance Officer’s fees	36	29	28
Printing and mailing costs	73	22	88
Registration and filing fees	94	88	123
Transfer agency fees (See Note 2.D.)	56	30	88
Other	69	24	24

Total expenses	21,581	8,628	10,310

Less fees waived	(4,365)	(2,803)	(1,291)
Less expense reimbursements	(19)	(1)	(3)

Net expenses	17,197	5,824	9,016

Net investment income (loss)	64,578	8,774	7,332

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	406,727	134,203	102,190
Futures contracts	9,720	2,260	517

Net realized gain (loss)	416,447	136,463	102,707

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	233,480	82,098	(9,603)
Futures contracts	(210)	(67)	(47)

Change in net unrealized appreciation/depreciation	233,270	82,031	(9,650)

Net realized/unrealized gains (losses)	649,717	218,494	93,057

Change in net assets resulting from operations	$714,295	$227,268	$100,389

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$1
Dividend income from non-affiliates	466	23,727
Dividend income from affiliates	7	284
Non-cash dividend income from non-affiliates	—	1,474

Total investment income	473	25,486

EXPENSES:
Investment advisory fees	103	4,402
Administration fees	17	894
Distribution fees:
Class A	23	233
Class C	32	218
Class R2	—	83
Service fees:
Class A	23	233
Class C	10	73
Class I	18	1,847
Class R2	—	41
Class R5	—	90
Custodian and accounting fees	24	39
Professional fees	59	66
Trustees’ and Chief Compliance Officer’s fees	25	29
Printing and mailing costs	7	81
Registration and filing fees	45	111
Transfer agency fees (See Note 2.D.)	5	68
Other	5	27

Total expenses	396	8,535

Less fees waived	(172)	(1,736)
Less expense reimbursements	(36)	(13)

Net expenses	188	6,786

Net investment income (loss)	285	18,700

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,537	124,763
Futures contracts	—	2,970

Net realized gain (loss)	1,537	127,733

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	343	(7,073)
Futures contracts	—	(830)

Change in net unrealized appreciation/depreciation	343	(7,903)

Net realized/unrealized gains (losses)	1,880	119,830

Change in net assets resulting from operations	$2,165	$138,530

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$64,578	$49,592	$8,774	$8,495
Net realized gain (loss)	416,447	384,294	136,463	94,266
Change in net unrealized appreciation/depreciation	233,270	169,242	82,031	93,909

Change in net assets resulting from operations	714,295	603,128	227,268	196,670

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,172)	(398)	(505)	(532)
From net realized gains	(9,595)	(1,471)	—	—
Class C
From net investment income	—	(34)	—	(40)
From net realized gains	(491)	(311)	—	—
Class I
From net investment income	(610)	(2,317)	(1,170)	(1,415)
From net realized gains	(6,861)	(5,697)	—	—
Class R2
From net investment income	(15)	(20)	(12)	(27)
From net realized gains	(242)	(104)	—	—
Class R5
From net investment income	(71)	(49)	(1,822)	(1,807)
From net realized gains	(468)	(100)	—	—
Class R6
From net investment income	(64,689)	(49,652)	(5,125)	(5,624)
From net realized gains	(402,574)	(94,209)	—	—

Total distributions to shareholders	(486,788)	(154,362)	(8,634)	(9,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(259,821)	(32,461)	(68,163)	(156,325)

NET ASSETS:
Change in net assets	(32,314)	416,305	150,471	30,900
Beginning of period	4,082,857	3,666,552	1,019,123	988,223

End of period	$4,050,543	$4,082,857	$1,169,594	$1,019,123

Accumulated undistributed (distributions in excess of) net investment income	$21,226	$23,487	$4,093	$4,113

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,332	$5,449	$285	$129
Net realized gain (loss)	102,707	67,839	1,537	2,415
Change in net unrealized appreciation/depreciation	(9,650)	61,410	343	662

Change in net assets resulting from operations	100,389	134,698	2,165	3,206

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,004)	(1,163)	(109)	(79)
From net realized gains	(23,010)	(64)	(484)	—
Class C
From net investment income	(32)	(111)	(18)	(21)
From net realized gains	(5,654)	(20)	(208)	—
Class I
From net investment income	(2,355)	(1,250)	(102)	(47)
From net realized gains	(20,208)	(51)	(379)	—
Class R3 (a)
From net investment income	(103)	— (b)	—	—
From net realized gains	(935)	— (b)	—	—
Class R4 (a)
From net investment income	(1)	— (b)	—	—
From net realized gains	(8)	— (b)	—	—
Class R6
From net investment income	(2,366)	(1,834)	—	—
From net realized gains	(14,905)	(59)	—	—

Total distributions to shareholders	(71,581)	(4,552)	(1,300)	(147)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(102,024)	(205,002)	3,037	(4,054)

NET ASSETS:
Change in net assets	(73,216)	(74,856)	3,902	(995)
Beginning of period	889,739	964,595	18,044	19,039

End of period	$816,523	$889,739	$21,946	$18,044

Accumulated undistributed (distributions in excess of) net investment income	$1,461	$1,455	$95	$57

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Intrepid Mid Cap Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,700	$20,561
Net realized gain (loss)	127,733	154,933
Change in net unrealized appreciation/depreciation	(7,903)	21,719

Change in net assets resulting from operations	138,530	197,213

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,401)	(1,822)
From net realized gains	(13,008)	(976)
Class C
From net investment income	(343)	(427)
From net realized gains	(3,459)	(328)
Class I
From net investment income	(12,174)	(14,704)
From net realized gains	(91,343)	(6,865)
Class R2
From net investment income	(234)	(251)
From net realized gains	(2,692)	(158)
Class R5
From net investment income	(1,696)	(1,707)
From net realized gains	(11,535)	(727)
Class R6
From net investment income	(2,924)	(1,965)
From net realized gains	(21,060)	(845)

Total distributions to shareholders	(161,869)	(30,775)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(111,642)	(630,829)

NET ASSETS:
Change in net assets	(134,981)	(464,391)
Beginning of period	1,232,844	1,697,235

End of period	$1,097,863	$1,232,844

Accumulated undistributed (distributions in excess of) net investment income	$376	$985

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$355,797	$5,999	$30,048	$27,666
Distributions reinvested	10,595	1,826	308	357
Cost of shares redeemed	(75,779)	(21,894)	(36,549)	(45,136)

Change in net assets resulting from Class A capital transactions	$290,613	$(14,069)	$(6,193)	$(17,113)

Class C
Proceeds from shares issued	$268	$430	$5,393	$4,411
Distributions reinvested	458	319	—	29
Cost of shares redeemed	(7,072)	(4,382)	(18,709)	(18,954)

Change in net assets resulting from Class C capital transactions	$(6,346)	$(3,633)	$(13,316)	$(14,514)

Class I
Proceeds from shares issued	$56,178	$34,005	$25,110	$46,031
Distributions reinvested	7,177	1,830	1,069	1,050
Cost of shares redeemed	(192,805)	(93,190)	(49,004)	(46,388)

Change in net assets resulting from Class I capital transactions	$(129,450)	$(57,355)	$(22,825)	$693

Class R2
Proceeds from shares issued	$443	$786	$42,516	$1,831
Distributions reinvested	91	61	3	6
Cost of shares redeemed	(1,855)	(2,478)	(8,188)	(1,672)

Change in net assets resulting from Class R2 capital transactions	$(1,321)	$(1,631)	$34,331	$165

Class R5
Proceeds from shares issued	$1,187	$1,408	$37,471	$26,918
Distributions reinvested	334	80	1,534	1,528
Cost of shares redeemed	(752)	(1,205)	(69,349)	(75,964)

Change in net assets resulting from Class R5 capital transactions	$769	$283	$(30,344)	$(47,518)

Class R6
Proceeds from shares issued	$269,386	$168,666	$137,691	$17,417
Distributions reinvested	467,260	143,577	5,125	5,624
Cost of shares redeemed	(1,150,732)	(268,299)	(172,632)	(101,079)

Change in net assets resulting from Class R6 capital transactions	$(414,086)	$43,944	$(29,816)	$(78,038)

Total change in net assets resulting from capital transactions	$(259,821)	$(32,461)	$(68,163)	$(156,325)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	8,663	163	539	630
Reinvested	265	49	6	8
Redeemed	(1,851)	(586)	(647)	(1,016)

Change in Class A Shares	7,077	(374)	(102)	(378)

Class C
Issued	6	11	99	101
Reinvested	12	9	—	1
Redeemed	(170)	(120)	(351)	(434)

Change in Class C Shares	(152)	(100)	(252)	(332)

Class I
Issued	1,331	897	442	1,020
Reinvested	175	48	19	24
Redeemed	(4,665)	(2,482)	(898)	(1,023)

Change in Class I Shares	(3,159)	(1,537)	(437)	21

Class R2
Issued	12	21	738	43
Reinvested	2	2	— (a)	— (a)
Redeemed	(47)	(69)	(146)	(38)

Change in Class R2 Shares	(33)	(46)	592	5

Class R5
Issued	29	37	664	602
Reinvested	8	2	27	35
Redeemed	(18)	(32)	(1,235)	(1,762)

Change in Class R5 Shares	19	7	(544)	(1,125)

Class R6
Issued	6,583	4,471	2,543	367
Reinvested	11,580	3,844	91	129
Redeemed	(27,858)	(7,129)	(3,065)	(2,190)

Change in Class R6 Shares	(9,695)	1,186	(431)	(1,694)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,235	$81,290	$2,195	$997
Distributions reinvested	22,481	1,110	573	79
Cost of shares redeemed	(86,519)	(131,036)	(1,593)	(3,288)

Change in net assets resulting from Class A capital transactions	$197	$(48,636)	$1,175	$(2,212)

Class C
Proceeds from shares issued	$6,057	$14,601	$273	$287
Distributions reinvested	4,798	103	209	21
Cost of shares redeemed	(31,724)	(33,172)	(2,534)	(2,328)

Change in net assets resulting from Class C capital transactions	$(20,869)	$(18,468)	$(2,052)	$(2,020)

Class I
Proceeds from shares issued	$76,578	$143,668	$4,981	$1,296
Distributions reinvested	19,557	1,101	463	31
Cost of shares redeemed	(120,847)	(130,084)	(1,530)	(1,149)

Change in net assets resulting from Class I capital transactions	$(24,712)	$14,685	$3,914	$178

Class R3 (a)
Proceeds from shares issued	$6,268	$9,663	$—	$—
Distributions reinvested	989	— (b)	—	—
Cost of shares redeemed	(2,523)	(869)	—	—

Change in net assets resulting from Class R3 capital transactions	$4,734	$8,794	$—	$—

Class R4 (a)
Proceeds from shares issued	$1,277	$20	$—	$—
Distributions reinvested	9	— (b)	—	—
Cost of shares redeemed	(105)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$1,181	$20	$—	$—

Class R6
Proceeds from shares issued	$69,523	$12,224	$—	$—
Distributions reinvested	17,215	1,889	—	—
Cost of shares redeemed	(149,293)	(175,510)	—	—

Change in net assets resulting from Class R6 capital transactions	$(62,555)	$(161,397)	$—	$—

Total change in net assets resulting from capital transactions	$(102,024)	$(205,002)	$3,037	$(4,054)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Intrepid Mid Cap Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,794	3,903	53	27
Reinvested	1,000	53	14	2
Redeemed	(3,785)	(6,167)	(39)	(91)

Change in Class A Shares	9	(2,211)	28	(62)

Class C
Issued	313	814	6	8
Reinvested	253	6	5	1
Redeemed	(1,618)	(1,823)	(62)	(66)

Change in Class C Shares	(1,052)	(1,003)	(51)	(57)

Class I
Issued	3,189	6,474	119	34
Reinvested	824	50	11	1
Redeemed	(5,013)	(5,834)	(36)	(32)

Change in Class I Shares	(1,000)	690	94	3

Class R3 (a)
Issued	275	441	—	—
Reinvested	44	— (b)	—	—
Redeemed	(111)	(40)	—	—

Change in Class R3 Shares	208	401	—	—

Class R4 (a)
Issued	51	1	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(4)	—	—	—

Change in Class R4 Shares	47	1	—	—

Class R6
Issued	2,860	548	—	—
Reinvested	724	87	—	—
Redeemed	(6,187)	(7,657)	—	—

Change in Class R6 Shares	(2,603)	(7,022)	—	—

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Intrepid Mid Cap Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,635	$20,073
Distributions reinvested	13,421	2,584
Cost of shares redeemed	(40,025)	(186,659)

Change in net assets resulting from Class A capital transactions	$(6,969)	$(164,002)

Class C
Proceeds from shares issued	$1,990	$1,926
Distributions reinvested	3,617	698
Cost of shares redeemed	(17,911)	(14,665)

Change in net assets resulting from Class C capital transactions	$(12,304)	$(12,041)

Class I
Proceeds from shares issued	$195,675	$206,583
Distributions reinvested	102,090	19,832
Cost of shares redeemed	(396,689)	(678,570)

Change in net assets resulting from Class I capital transactions	$(98,924)	$(452,155)

Class R2
Proceeds from shares issued	$7,759	$6,817
Distributions reinvested	2,532	347
Cost of shares redeemed	(23,607)	(7,671)

Change in net assets resulting from Class R2 capital transactions	$(13,316)	$(507)

Class R5
Proceeds from shares issued	$16,647	$14,877
Distributions reinvested	13,231	2,434
Cost of shares redeemed	(23,522)	(28,444)

Change in net assets resulting from Class R5 capital transactions	$6,356	$(11,133)

Class R6
Proceeds from shares issued	$63,524	$34,643
Distributions reinvested	23,588	2,810
Cost of shares redeemed	(73,597)	(28,444)

Change in net assets resulting from Class R6 capital transactions	$13,515	$9,009

Total change in net assets resulting from capital transactions	$(111,642)	$(630,829)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	536	602
Reinvested	392	76
Redeemed	(1,124)	(5,697)

Change in Class A Shares	(196)	(5,019)

Class C
Issued	57	57
Reinvested	107	21
Redeemed	(493)	(440)

Change in Class C Shares	(329)	(362)

Class I
Issued	5,456	6,068
Reinvested	2,964	576
Redeemed	(11,003)	(20,858)

Change in Class I Shares	(2,583)	(14,214)

Class R2
Issued	220	203
Reinvested	74	10
Redeemed	(683)	(226)

Change in Class R2 Shares	(389)	(13)

Class R5
Issued	463	438
Reinvested	383	71
Redeemed	(647)	(826)

Change in Class R5 Shares	199	(317)

Class R6
Issued	1,778	1,044
Reinvested	683	81
Redeemed	(2,083)	(837)

Change in Class R6 Shares	378	288

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid America Fund
Class A
Year Ended June 30, 2018	$39.06	$0.35	$6.41	$6.76	$(0.48)	$(4.30)	$(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)

Class C
Year Ended June 30, 2018	38.59	0.25	6.22	6.47	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)

Class I
Year Ended June 30, 2018	39.87	0.66	6.35	7.01	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)

Class R2
Year Ended June 30, 2018	38.18	0.36	6.14	6.50	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)

Class R5
Year Ended June 30, 2018	39.91	0.62	6.47	7.09	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)

Class R6
Year Ended June 30, 2018	39.34	0.66	6.37	7.03	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.04	17.77%	$342,761	0.86%	0.85%	1.01%	80%
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67

40.76	17.17	4,698	1.42	0.63	1.51	80
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67

42.22	18.06	95,252	0.66	1.59	0.75	80
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67

40.14	17.47	2,239	1.15	0.90	1.26	80
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67

42.11	18.26	5,718	0.48	1.47	0.60	80
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67

41.44	18.38	3,599,875	0.39	1.59	0.49	80
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Intrepid Growth Fund
Class A
Year Ended June 30, 2018	$48.60	$0.23		$10.51	$10.74	$(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)

Class C
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)

Class I
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)

Class R2
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)

Class R5
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)

Class R6
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$59.09	22.13%	$104,167	0.86%	0.42%		1.11%	69%
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67

58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67

60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67

57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67

59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67

59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2018	$22.11	$0.15		$2.29	$2.44	$(0.13)	$(1.66)	$(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2018	18.90	0.04		1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)

Class I
Year Ended June 30, 2018	23.22	0.22		2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)

Class R3
Year Ended June 30, 2018	22.08	0.13		2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2018	23.20	0.19		2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2018	23.25	0.27		2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.76	11.18%	$314,171	1.14%	0.65%		1.29%	62%
22.11	13.91	304,927	1.14	0.40		1.38	70
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64

19.23	10.69	62,925	1.64	0.18		1.78	62
18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64

24.01	11.47	296,876	0.89	0.91		1.02	62
23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64

22.70	11.22	13,823	1.14	0.59		1.27	62
22.08	11.07	8,854	1.15	0.64		1.34	70

23.95	11.46	1,157	0.89	0.80		1.11	62
23.20	11.30	22	0.90	0.67		1.11	70

24.04	11.73	127,571	0.64	1.11		0.77	62
23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Year Ended June 30, 2018	$39.35	$0.58		$4.05		$4.63	$(0.48)	$(2.22)	$(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)	—	(0.18)

Class C
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)	—	(0.07)

Class I
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)	—	(0.25)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$41.28	11.88%	$9,497	0.90%	1.41%		1.92%	38%
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49

40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49

41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Year Ended June 30, 2018	$35.54	$0.53	$4.10	$4.63	$(0.55)	$(5.09)	$(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)

Class C
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)

Class I
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)

Class R2
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)

Class R5
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)

Class R6
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$34.53	13.39%	$86,400	0.83%	1.48%	1.02%	68%
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49

34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49

34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49

34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49

34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49

34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the JPMorgan Intrepid America Fund (“Intrepid America Fund”) and the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,064,195	$—	$—	$4,064,195

Depreciation in Other Financial Instruments
Futures Contracts	$(257)	$—	$—	$(257)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,170,880	$—	$—	$1,170,880

Depreciation in Other Financial Instruments
Futures Contracts	$(139)	$—	$—	$(139)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$819,469	$—	$—	$819,469

Depreciation in Other Financial Instruments
Futures Contracts	$(33)	$—	$—	$(33)

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$21,957	$—	$—	$21,957

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,092,227	$—	$—	$1,092,227

Depreciation in Other Financial Instruments
Futures Contracts	$(878)	$—	$—	$(878)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$86,482	$25,258	$14,683	$24,858
Ending Notional Balance Long	82,192	25,175	2,934	51,302

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$22	$1	$4	$1	n/a		n/a		$—	(a)	$28	$56
Intrepid Growth Fund
Transfer agency fees	10	3	7	3	n/a		n/a		3		4	30
Intrepid Mid Cap Fund
Transfer agency fees	70	6	9	n/a	$—	(a)	$—	(a)	n/a		3	88
Intrepid Sustainable Equity Fund
Transfer agency fees	3	1	1	n/a	n/a		n/a		n/a		n/a	5
Intrepid Value Fund
Transfer agency fees	6	3	10	43	n/a		n/a		2		4	68

(a)	Amount rounds to less than one thousand.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid America Fund	$—	(a)	$(282)	$282
Intrepid Growth Fund	6,532		(160)	(6,372)
Intrepid Mid Cap Fund	—		(465)	465
Intrepid Sustainable Equity Fund	—	(a)	(18)	18
Intrepid Value Fund	(76)		(537)	613

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund	0.50
Intrepid Value Fund	0.40

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$1	$—	(a)
Intrepid Growth Fund	21	—	(a)
Intrepid Mid Cap Fund	10	—
Intrepid Sustainable Equity Fund	1	—
Intrepid Value Fund	3	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

	Class A		Class C		Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund (1)	0.84%		1.34%		0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund (2)	0.84		1.34		0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund (3)	1.14		1.64		0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund (4)	0.84		1.34		0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund (5)	0.83	*	1.33	*	0.59	1.09	n/a	n/a	0.44	0.34

(1)

Prior to November 1, 2017, the contractual expense limitations for Intrepid America Fund were 1.04%, 1.54%, 0.80%, 1.30%, 0.60% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(2)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Growth Fund were 0.93%, 1.42%, 0.68%, 1.18%, 0.48% and 0.43% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(3)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Mid Cap Fund were 1.15%, 1.79%, 0.90%, 1.15%, 0.90% and 0.65% for Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares, respectively.

(4)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Sustainable Equity Fund were 1.05%, 1.55% and 0.80% for Class A, Class C and Class I Shares, respectively.
(5)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Value Fund were 0.68%, 1.18%, 0.48% and 0.43% for Class I, Class R2, Class R5 and Class R6 Shares, respectively.
*	The contractual expense percentages in the table above are in place until at least October 31, 2018.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018 and are in place until at least October 31, 2019.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid America Fund	$2,499	$1,666	$23	$4,188	$19
Intrepid Growth Fund	1,804	891	58	2,753	1
Intrepid Mid Cap Fund	706	469	81	1,256	3
Intrepid Sustainable Equity Fund	103	17	51	171	36
Intrepid Value Fund	951	634	106	1,691	13

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2018 were as follows (amounts in thousands):

Intrepid America Fund	$177
Intrepid Growth Fund	50
Intrepid Mid Cap Fund	35
Intrepid Sustainable Equity Fund	1
Intrepid Value Fund	45

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—(a)
Intrepid Growth Fund	—(a)
Intrepid Mid Cap Fund	—(a)
Intrepid Value Fund	—(a)

(a)	Amount rounds to less than one thousand.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$3,243,082	$3,936,675
Intrepid Growth Fund	759,148	827,902
Intrepid Mid Cap Fund	553,807	718,104
Intrepid Sustainable Equity Fund	8,780	7,553
Intrepid Value Fund	729,742	1,008,736

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,181,287	$934,786	$52,135	$882,651
Intrepid Growth Fund	815,678	366,093	11,030	355,063
Intrepid Mid Cap Fund	652,318	187,454	20,336	167,118
Intrepid Sustainable Equity Fund	17,216	5,452	711	4,741
Intrepid Value Fund	904,480	210,295	23,426	186,869

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$137,137	$349,651	$486,788
Intrepid Growth Fund	8,634	—	8,634
Intrepid Mid Cap Fund	7,633	63,948	71,581
Intrepid Sustainable Equity Fund	311	989	1,300
Intrepid Value Fund	34,038	127,831	161,869

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$52,470	$101,892	$154,362
Intrepid Growth Fund	9,445	—	9,445
Intrepid Mid Cap Fund	4,358	194	4,552
Intrepid Sustainable Equity Fund	147	—	147
Intrepid Value Fund	20,876	9,899	30,775

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$120,849	$238,507	$882,651
Intrepid Growth Fund	4,133	77,150	355,063
Intrepid Mid Cap Fund	25,675	62,127	167,118
Intrepid Sustainable Equity Fund	231	940	4,741
Intrepid Value Fund	11,837	73,741	186,869

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals and trustee deferred compensation.

At June 30, 2018, the following Fund utilized net capital loss carryforwards as follows (amount in thousands):

Intrepid Growth Fund	$52,532

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	2	13.2%	4	14.1%
Intrepid Sustainable Equity Fund	2	14.8	4	32.4
Intrepid Value Fund	—	—	3	57.8

As of June 30, 2018, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.0%	59.9%
Intrepid Growth Fund	41.3	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	63

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	65

TRUSTEES

(Unaudited) (continued)

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid America Fund
Class A
Actual	$1,000.00	$1,028.30	$4.22	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,025.70	6.73	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,029.50	2.97	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,026.90	5.48	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,030.10	2.21	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,030.80	1.71	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Growth Fund
Class A
Actual	1,000.00	1,058.20	4.29	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,055.70	6.83	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,059.70	3.01	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,056.90	$5.56	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,060.40	2.25	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,061.00	1.74	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,009.30	5.68	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,007.30	8.16	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,010.50	4.44	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,009.30	5.68	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,010.50	4.44	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,011.80	3.19	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,012.80	4.14	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,010.50	6.63	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,014.20	2.90	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	1,009.00	4.13	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,006.70	6.62	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,010.30	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,007.60	5.43	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R5
Actual	$1,000.00	$1,011.10	$2.19	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,011.60	1.70	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Intrepid America Fund	45.74%
JPMorgan Intrepid Growth Fund	100.00
JPMorgan Intrepid Mid Cap Fund	45.89
JPMorgan Intrepid Sustainable Equity Fund	94.51
JPMorgan Intrepid Value Fund	53.88

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Intrepid America Fund	$349,651
JPMorgan Intrepid Growth Fund	6,532
JPMorgan Intrepid Mid Cap Fund	63,948
JPMorgan Intrepid Sustainable Equity Fund	989
JPMorgan Intrepid Value Fund	127,831

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Intrepid America Fund	$80,847
JPMorgan Intrepid Growth Fund	8,634
JPMorgan Intrepid Mid Cap Fund	7,633
JPMorgan Intrepid Sustainable Equity Fund	311
JPMorgan Intrepid Value Fund	25,217

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-INT-618

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $411,932

2017 – $411,344

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $58,400

2017 – $57,800

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $153,003

2017 – $151,461

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017—$32.2 million

2016—$28.5 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 31, 2018